UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4813
                  --------------------------------------------

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Barbara A. McCann
                          Vice President and Secretary
                       One Boston Place, Boston, MA 02108
         ---------------------------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

       Registrant's telephone number, including area code: (617) 248-6000
           -----------------------------------------------------------

                      Date of fiscal year end: September 30
                   ------------------------------------------

                  Date of reporting period: September 30, 2006
                     --------------------------------------

Item 1. Reports to Stockholders.



                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                          The Boston Company
                                       World ex-U.S. Value Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

The Boston Company World ex-U.S. Value Fund's total return for the 12-month period ended September 30, 2006 was 17.2% as compared to 21.2% for the Fund's benchmark, the MSCI ACWI ex-U.S. Index. This marks the third consecutive year of strong performance by international equity markets, as global economic expansion and corporate merger activity fueled gains in stocks across several countries, with emerging markets and Europe the top performers.

Monetary policy was tightened across several countries to temper expansion and preempt inflation. Commodities cooled off as the period ended, with oil pulling back from record levels reached during the Israeli/Hezbollah conflict. Crude oil closed the year flat and has since dipped below $60 a barrel. Metal prices also declined, led by gold, which is typically considered an inflation hedge. India and China exceeded GDP forecasts, forcing interest rates higher in both countries. Germany benefited from robust export demand despite sluggish local consumption. Mixed economic indicators weighed heavily on the Japanese market as Prime Minister Koizumi stepped down and Shinzo Abe stepped in. High profile mergers dominated the news in Europe: Mittal Steel purchased Arcelor, airport operator BAA was acquired by Ferrovial, and German utility E.ON moved in on Spain's Endesa.

As reported above, the performance of the Fund lagged the MSCI ACWI ex-U.S. Index during the period ended September 30, 2006. Stock selection in Canada negatively affected performance due to Quebecor, a paper company that has been battling high energy costs and excess industry capacity. Telecom services remained out of favor due to regulatory tariff cuts and competition in Europe, which forced portfolio holdings France Telecom and Deutsche Telekom to lower earnings guidance. Consumer staples were positive contributors to overall Fund performance with Carrefour gaining market share in a highly competitive French grocery market, and Heineken delivering solid growth. In emerging markets, the various businesses of Reliance Industries were separately listed, which eliminated the conglomerate discount.

International equity markets have generated solid returns for investors. While we continue to identify investment opportunity, there are near-term headwinds that could increase market volatility. A slowing U.S. economy could reverberate across global markets and cause a pullback in asset prices. The most likely scenario is a soft landing which should favor a disciplined stock selection strategy. As always, we remain committed to our time tested investment philosophy and continue to seek high quality companies that have been discounted by the market.

/s/ D. Kirk Henry           /s/ Carolyn Kedersha      /s/ Clifford A. Smith

  D. Kirk Henry               Carolyn Kedersha          Clifford A. Smith

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
        World ex-U.S. Value Fund and MSCI ACWI ex-U.S. Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                           Average Annual Total Return
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                        Since
                                                      Inception
                                  1 Year              11/15/2004
--------------------------------------------------------------------------------
Fund                              17.24%                15.52%

*     Source: Bloomberg Inc.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      Expenses Paid
                                 Beginning           Ending           During Period+
                               Account Value     Account Value       April 1, 2006 to
                               April 1, 2006   September 30, 2006   September 30, 2006
--------------------------------------------------------------------------------------
Actual                          $ 1,000.00        $  1,037.10            $  4.60
Hypothetical (5% return
   per year before expenses)    $ 1,000.00        $  1,020.56            $  4.56

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average multiplied by 183/365 account value over the period, (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  Percentage of
Top Ten Holdings*                         Country                        Sector    Investments
-----------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC   United Kingdom                     Financial        1.8%
GlaxoSmithKline PLC                United Kingdom        Consumer Discretionary        1.7
Total SA                                   France                        Energy        1.6
Deutsche Post AG                          Germany                    Industrial        1.6
Rohm Co., Ltd.                              Japan        Information Technology        1.5
France Telecom SA                          France   Telecommunications Services        1.5
Unilever PLC                       United Kingdom               Consumer Staple        1.4
BP PLC                             United Kingdom                        Energy        1.4
Siemens AG                                Germany                    Industrial        1.4
Nippon Express Co., Ltd.                    Japan                    Industrial        1.4
                                                                                      ----
                                                                                      15.3%

*     Excludes short-term securities.

                                                    Percentage of
Geographic Region Allocation*                        Investments
-----------------------------------------------------------------
Americas ex U.S.                                         6.3%
Asia ex Japan                                           16.4
Europe ex U.K.                                          35.7
Japan                                                   22.1
Middle East/Africa                                       1.8
U.K.                                                    17.7
                                                       -----
                                                       100.0%

*     Excludes short-term securities.

The Fund is actively managed. Current holdings maybe different than those presented above.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENT--96.9%

EQUITIES--96.9%

Australia--2.7%
Amcor Ltd.                                                                                                 68,716   $       380,571
Coca-Cola Amatil Ltd.                                                                                      46,040           229,589
Indurance Australia Group Ltd.                                                                             28,890           113,703
National Australia Bank Ltd.                                                                               13,023           356,260
Qantas Airways Ltd.                                                                                        27,110            79,012
TABCORP Holdings Ltd.                                                                                      29,350           341,945
                                                                                                                    ---------------
                                                                                                                          1,501,080
                                                                                                                    ---------------

Brazil--1.2%
Petroleo Brasileiro SA (a)                                                                                  4,150           347,895
Tele Norte Leste Participacoes SA                                                                          22,240           304,910
                                                                                                                    ---------------
                                                                                                                            652,805
                                                                                                                    ---------------

Canada--4.0%
Canadian Imperial Bank                                                                                      4,310           324,966
EnCana Corp.                                                                                                7,630           356,245
Loblaw Co., Ltd.                                                                                           11,920           505,432
Petro                                                                                                      10,340           416,506
Quebecor World, Inc.                                                                                       32,430           338,115
RONA, Inc. (a)                                                                                              2,640            50,017
Torstar Corp.                                                                                              10,470           187,868
                                                                                                                    ---------------
                                                                                                                          2,179,149
                                                                                                                    ---------------

China--1.3%
China Telecom Corp., Ltd.                                                                                 645,000           233,480
Denway Motors Ltd.                                                                                        768,000           278,004
Huadian Power International Co.                                                                           818,000           232,052
                                                                                                                    ---------------
                                                                                                                            743,536
                                                                                                                    ---------------

Finland--0.9%
M-real Oyj                                                                                                 30,700           155,321
Nokia Oyj                                                                                                   6,410           127,283
UPM-Kymmene Oyj                                                                                            10,060           239,049
                                                                                                                    ---------------
                                                                                                                            521,653
                                                                                                                    ---------------

France--8.3%
BNP Paribas                                                                                                 3,280           352,895
Carrefour SA                                                                                                2,570           162,384
Credit Agricole SA                                                                                         10,220           448,898
France Telecom SA                                                                                          33,838           776,609
Legardere SA                                                                                                3,440           248,193
PSA Peugeot Citroen                                                                                         5,780           325,922
Sanofi-Synthelabo SA                                                                                        7,910           704,098
Thomson (a)                                                                                                18,390           288,916

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
France (continued)
Total SA                                                                                                   13,320   $       874,045
Valeo SA                                                                                                   11,407           406,874
                                                                                                                    ---------------
                                                                                                                          4,588,834
                                                                                                                    ---------------

Germany--7.6%
Allianz AG                                                                                                  1,660           287,274
Deutsche Bank AG                                                                                            2,759           332,909
Deutsche Post AG                                                                                           32,380           849,897
Deutsche Telekom AG                                                                                        24,440           388,614
E On AG                                                                                                     1,590           188,467
Hannover Rueckversicheru (a)                                                                               11,130           468,123
Infineon Technologies AG (a)                                                                               36,900           437,479
Medion AG                                                                                                   4,450            49,429
Metro AG                                                                                                    7,640           446,498
Siemens AG                                                                                                  8,430           735,420
                                                                                                                    ---------------
                                                                                                                          4,184,110
                                                                                                                    ---------------

Greece--0.6%
Public Power Corp.                                                                                         14,100           339,697
                                                                                                                    ---------------

Hong Kong--0.6%
BOC Hong Kong Holdings Ltd.                                                                               110,000           247,099
Citic Pacific Ltd.                                                                                         29,600            91,189
                                                                                                                    ---------------
                                                                                                                            338,288
                                                                                                                    ---------------

Hungary--0.3%
Magyar Telekom                                                                                             45,740           184,152
                                                                                                                    ---------------

India--0.9%
Hindalco Industries Ltd. 144A/Reg S--GDR                                                                   16,600            61,973
ICICI Bank Ltd.                                                                                             5,300           162,763
Mahanagar Telephone Nigam Ltd.--ADR                                                                        15,850           105,244
Reliance Industries Ltd. 144A--GDR (a)(d)                                                                   9,210           174,017
                                                                                                                    ---------------
                                                                                                                            503,997
                                                                                                                    ---------------

Indonesia--0.4%
PT Gudang Garam Tbk                                                                                       175,180           197,292
                                                                                                                    ---------------

Ireland--1.1%
Bank of Ireland                                                                                            32,450           634,892
                                                                                                                    ---------------

Israel--0.6%
Teva Pharmaceutical--ADR                                                                                    9,100           310,219
                                                                                                                    ---------------

Italy--4.1%
Compagnia Assicuratrice Unipol Spa                                                                         74,620           250,028
Enel Spa                                                                                                   25,700           234,468
Eni Spa                                                                                                    18,200           539,324
Mediaset Spa                                                                                               43,620           468,754

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Italy (continued)
Saras Spa (a)                                                                                              50,070   $       256,336
UniCredito Italiano Spa                                                                                    59,240           491,636
                                                                                                                    ---------------
                                                                                                                          2,240,546
                                                                                                                    ---------------

Japan--21.5%
Aeon Co., Ltd.                                                                                             18,200           446,101
Aiful Corp.                                                                                                 7,320           283,231
Ajinomoto Co., Inc.                                                                                        17,600           189,545
Astellas Pharma, Inc.                                                                                       9,000           361,951
Canon, Inc.                                                                                                 6,205           323,594
Dentsu, Inc.                                                                                                  167           453,874
Fuji Film Holdings Corp.                                                                                   17,400           634,950
Funao Electric Co., Ltd.                                                                                    3,400           320,396
Hinos Motors Ltd.                                                                                          70,600           381,961
JS Group Corp.                                                                                             14,700           307,417
Kao Corp.                                                                                                  17,200           458,725
Kuraray Co., Ltd.                                                                                          16,800           186,904
Lawson Inc.                                                                                                 2,400            84,328
Mabuchi Motor Co., Ltd.                                                                                     1,600            97,807
Matsumotokiyoshi Co., Ltd.                                                                                  9,857           237,015
Minebea Co., Ltd.                                                                                          14,400            78,760
Mitsubishi Tokoyo Financial Group                                                                              30           386,081
Mitsui Trust Holdings, Inc.                                                                                20,500           233,274
Nippon Express Co., Ltd.                                                                                  134,800           722,449
Nippon Paper Group, Inc.                                                                                       70           253,662
Nissan Motor Co.                                                                                           46,300           518,626
Orix Corp.                                                                                                    490           135,454
Ricoh Co., Ltd.                                                                                            22,100           439,717
Rinnai Corp.                                                                                                6,500           186,013
Rohm Co., Ltd.                                                                                              8,600           798,764
Sankyo Co., Ltd.                                                                                              400            21,370
Sekisui Chemical Co., Ltd.                                                                                 44,600           376,104
Sekisui House Ltd.                                                                                         32,600           493,237
SFCG Co., Ltd.                                                                                                827           156,914
Shinsei Bank Ltd.                                                                                          60,100           366,370
Sumitomo Mitsui Financial                                                                                      64           671,916
Takefuji Corp.                                                                                              8,020           368,033
TDK Corp.                                                                                                   4,300           344,408
The 77 Bank Ltd.                                                                                           38,000           263,500
Toyoda Gosei Co., Ltd.                                                                                      8,700           191,516
                                                                                                                    ---------------
                                                                                                                         11,773,967
                                                                                                                    ---------------

Malaysia--1.2%
Malayan Banking Berhad                                                                                    114,000           346,392
Sime Darby Berhad                                                                                         199,100           324,091
                                                                                                                    ---------------
                                                                                                                            670,483
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Mexico--0.9%
Coca-Cola Femsa, S.A. de C.V.--ADR                                                                          7,150   $       223,581
Telefonos de Mexico S.A. de C.V.--ADR                                                                      11,560           295,705
                                                                                                                    ---------------
                                                                                                                            519,286
                                                                                                                    ---------------

Netherlands--3.5%
ABN Amro Holding NV                                                                                        16,278           474,732
Aegon NV                                                                                                   19,942           373,987
Fortis                                                                                                     11,740           476,362
Heineken NV                                                                                                   530            24,240
Philips Electronics NV                                                                                     16,160           566,983
                                                                                                                    ---------------
                                                                                                                          1,916,304
                                                                                                                    ---------------

Russia--0.4%
Lukoil--ADR                                                                                                 3,000           226,500
                                                                                                                    ---------------

Singapore--2.1%
DBS Group Holdings Ltd.                                                                                    55,710           673,911
United Overseas Bank Ltd.                                                                                  47,550           488,322
                                                                                                                    ---------------
                                                                                                                          1,162,233
                                                                                                                    ---------------

South Africa--1.2%
Nampak Ltd. (a)                                                                                            78,550           183,844
Nedbank Group Ltd.                                                                                         18,732           275,095
Sappi Ltd.                                                                                                 15,540           200,420
                                                                                                                    ---------------
                                                                                                                            659,359
                                                                                                                    ---------------

South Korea--4.0%
Hyundai Motor Co.                                                                                           3,490           298,890
Kookmin Bank--ADR                                                                                           3,710           289,491
Korea Electric Power Corp.                                                                                  6,040           235,329
KT Corp.--ADR                                                                                              12,830           275,460
LG Electronics, Inc.                                                                                        1,841           118,737
Lotte Shopping Co., Ltd.                                                                                      914           323,737
POSCO                                                                                                         320            82,893
Samsung Electronics Co., Ltd.                                                                                 402           282,225
SK Telecom Co., Ltd.--ADR                                                                                  11,840           279,779
                                                                                                                    ---------------
                                                                                                                          2,186,541
                                                                                                                    ---------------

Spain--1.7%
Banco Santander Central                                                                                    12,963           204,970
Gas Natural SDG SA                                                                                          3,550           129,415
Repsol YPF SA                                                                                              20,370           606,210
                                                                                                                    ---------------
                                                                                                                            940,595
                                                                                                                    ---------------

Sweden--0.4%
Svenska Cellulosa AB (SCA), Class B                                                                         5,150           236,226
                                                                                                                    ---------------

Switzerland--5.5%
CIBA Specialty Chemicals AG                                                                                 9,898           597,696
Clariant AG (a)                                                                                            13,550           183,152

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Switzerland (continued)
Nestle AG                                                                                                   1,801   $       628,038
Novartis AG                                                                                                10,860           634,072
Swiss Re                                                                                                    7,433           568,934
UBS AG (a)                                                                                                  7,300           436,727
                                                                                                                    ---------------
                                                                                                                          3,048,619
                                                                                                                    ---------------

Taiwan--2.2%
Chunghwa Telecom Co., Ltd.--ADR                                                                             7,200           124,632
Compal Electronics, Inc.                                                                                  306,062           271,007
First Financial Holding Co., Ltd.                                                                         298,275           202,816
SinoPac Financial Holdings Co., Ltd.                                                                      622,000           296,996
United Microelectronics Corp.                                                                             534,622           299,705
                                                                                                                    ---------------
                                                                                                                          1,195,156
                                                                                                                    ---------------

Thailand--0.5%
Kasikornbank Public Co., Ltd.                                                                             159,900           283,402
                                                                                                                    ---------------

United Kingdom--17.2%
Alliance Boots PLC                                                                                          1,089            15,797
Anglo American PLC                                                                                         10,746           449,130
BP PLC                                                                                                     69,086           752,574
Cadbury Schweppes PLC                                                                                      27,770           295,490
Carnival PLC                                                                                                3,400           162,595
Centrica PLC                                                                                               71,180           433,323
Debenhams PLC (a)                                                                                          55,700           189,481
Friends Provident PLC                                                                                      48,660           176,234
GlaxoSmithKline PLC                                                                                        34,325           913,580
HBOS PLC                                                                                                   16,970           335,732
HSBC Holdings PLC                                                                                          36,933           673,647
Old Mutual PLC                                                                                             64,980           203,719
Reed Elsevier PLC                                                                                          43,210           479,191
Rentokil Initial PLC                                                                                      148,950           408,427
Rio Tinto PLC                                                                                               3,790           179,259
Royal Bank of Scotland Group PLC                                                                           27,703           953,553
Royal Dutch Shell PLC                                                                                      18,109           596,329
Royal Dutch Shell PLC                                                                                       3,399           112,097
Smiths Group PLC                                                                                           26,980           452,719
Trinity Mirror PLC                                                                                         31,080           276,901
Unilever PLC                                                                                               30,979           763,641
Vodafone Group PLC (a)                                                                                    275,234           629,773
                                                                                                                    ---------------
Total Equities (Cost $49,634,675)                                                                                         9,453,192
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $49,634,675)                                                                        53,392,113
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                        Rate                       Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
AFFILIATED INVESTMENTS--1.2%
Dreyfus Institutional Preferred Plus
   Money Market Fund (Cost $667,107) (b)(c)                                     5.32%                     667,107   $       667,107
                                                                                                                    ---------------

TOTAL INVESTMENTS--98.1% (Cost $50,292,782)                                                                              54,059,220
                                                                                                                    ---------------

OTHER ASSETS, LESS LIABILITES--1.9%                                                                                       1,042,748
                                                                                                                    ---------------

NET ASSETS--100.0%                                                                                                  $    55,101,968
                                                                                                                    ===============

Notes to Schedule of Investments:

ADR--American Depositary Receipts

GDR--Global Depositary Receipts

(a)   Non-income producing security.

(b)   Affiliated institutional money market fund.

(c)   Stated rate is the seven day yield for the fund at September 30, 2006.

(d) Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.

The fund held the following forward foreign currency exchange contracts at September 30, 2006:

                                                           Local
                                                         Principal    Contract         Value at        USD Amount    Unrealized
Contracts to Deliver                                       Amount    Value Date   September 30, 2006   to Receive   Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------------------
Euro                                                       139,218    10/3/2006      $    176,668      $  176,668   $        --
Swiss Franc                                                 87,035    10/2/2006            69,633          69,745           112
Thai Baht                                                  856,882    10/2/2006            22,810          22,820            10
Thai Baht                                                  757,840    10/3/2006            20,171          20,129           (42)
                                                                                     ------------      ----------   -----------
                                                                                     $    289,282      $  289,362   $        80
                                                                                     ============      ==========   ===========

                                              Percentage of
      Economic Sector Allocation                Net Assets
      -----------------------------------------------------
      Consumer Discretionary                      13.4%
      Consumer Staples                             9.3
      Energy                                       9.2
      Financials                                  27.7
      Health Care                                  5.3
      Industrials                                  8.7
      Information Technology                       6.8
      Materials                                    6.8
      Telecommunication Services                   6.5
      Utilities                                    3.2
      Short-term and Other Assets                  3.1
                                                 -----
                                                 100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
  Investment in securities, at value (Note 1A):
    Unaffiliated investments (cost $49,634,675)                           $ 53,392,113
    Affiliated investments (Note 1H) (cost $667,107)                           667,107
  Foreign currency, at value (cost $858,022)                                   851,333
  Receivable for investments sold                                              403,521
  Interest and dividends receivable                                            158,979
  Unrealized appreciation on forward currency exchange
    contracts (Note 6)                                                             122
  Prepaid expenses                                                               8,476
                                                                          ------------
    Total assets                                                            55,481,651
Liabilities
  Payable for investments purchased                         $  335,623
  Unrealized depreciation on forward currency exchange
    contracts (Note 6)                                              42
  Accrued professional fees                                     22,445
  Accrued accounting, custody, administration and transfer
    agent fees (Note 2)                                         14,682
  Accrued trustees' fees (Note 2)                                1,417
  Accrued shareholder reporting fee (Note 2)                       636
  Accrued chief compliance officer fee (Note 2)                    339
  Other accrued expenses and liabilities                         4,499
                                                            ----------
    Total liabilities                                                          379,683
                                                                          ------------
Net Assets                                                                $ 55,101,968
                                                                          ============
Net Assets consist of:
  Paid-in capital                                                         $ 45,792,652
  Accumulated net realized gain                                              5,139,784
  Undistributed net investment income                                          420,416
  Net unrealized appreciation                                                3,749,116
                                                                          ------------
Total Net Assets                                                          $ 55,101,968
                                                                          ============
Shares of beneficial interest outstanding                                    2,182,226
                                                                          ============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                         $      25.25
                                                                          ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income (net foreign witholding taxes $145,195):                $  1,372,888
  Dividend income from affiliated investments (Note 1H)                         30,828
  Interest income                                                               10,798
                                                                          ------------
    Total investment income                                                  1,414,514

Expenses
  Investment advisory fee (Note 2)                          $  373,917
  Accounting, custody, administration and transfer agent
    fees (Note 2)                                              185,540
  Registration fees                                             19,083
  Professional fees                                             41,424
  Trustees' fees and expenses (Note 2)                           6,965
  Insurance expense                                              5,102
  Miscellaneous expenses                                        24,721
                                                            ----------
    Total expenses                                             656,752

Deduct:
  Waiver of investment advisory fee (Note 2)                  (208,051)
                                                            ----------
    Net expenses                                                               448,701
                                                                          ------------
      Net investment income                                                    965,813
                                                                          ------------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                              5,398,438
    Foreign currency transactions and forward currency
      exchange transactions                                     31,691
                                                            ----------
      Net realized gain (loss)                                               5,430,129
  Change in unrealized appreciation (depreciation) on:
    Investments                                              1,988,892
    Foreign currency translations and forward currency
      exchange transactions                                     16,562
                                                            ----------
      Change in net unrealized appreciation (depreciation)                   2,005,454
                                                                          ------------
  Net realized and unrealized gain (loss)                                    7,435,583
                                                                          ------------
Net Increase in Net Assets from Operations                                $  8,401,396
                                                                          ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   For the Period
                                                                                 November 15, 2004
                                                                  For the         (commencement of
                                                                Year Ended         operations) to
                                                            September 30, 2006   September 30, 2005
                                                            ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income (loss)                                $      965,813       $      253,574
  Net realized gain (loss)                                         5,430,129              690,169
  Change in net unrealized appreciation (depreciation)             2,005,454            1,743,662
  Net increase from payments by affiliates                                --                5,514
                                                              --------------       --------------
  Net increase (decrease)in net assets from investment
    operations                                                     8,401,396            2,692,919
                                                              --------------       --------------

Distributions to Shareholders (Note 1C)
  From net investment income                                        (965,092)             (58,146)
  From net realized gains on investments                            (756,714)                  --
                                                              --------------       --------------
  Total distributions to shareholders                             (1,721,806)             (58,146)
                                                              --------------       --------------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                20,344,259           28,528,386
  Value of shares issued to shareholders in reinvestment
    of distributions                                               1,697,914               57,745
  Cost of shares redeemed                                         (4,590,750)            (249,949)
                                                              --------------       --------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                  17,451,423           28,336,182
                                                              --------------       --------------

Total Increase (Decrease) in Net Assets                           24,131,013           30,970,955

Net Assets
  At beginning of year                                            30,970,955                   --
                                                              --------------       --------------
  At end of year (including undistributed net investment
    income of $420,416 and $250,162, respectively)            $   55,101,968       $   30,970,955
                                                              ==============       ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                   For the Period
                                                                                 November 15, 2004
                                                                  For the         (commencement of
                                                                Year Ended         operations) to
                                                            September 30, 2006   September 30, 2005
                                                            ------------------   ------------------
Net Asset Value, Beginning of Year                               $  22.29             $  20.00
                                                                 --------             --------

From Operations:
  Net investment income* (a)                                         0.46                 0.32
  Net realized and unrealized gains (loss) on investments            3.30                 2.02
  Net increase from payments by affiliates                             --                   --(c)
                                                                 --------             --------
Total from operations                                                3.76                 2.34
                                                                 --------             --------

Less Distributions to Shareholders:
  From net investment income                                        (0.45)               (0.05)
  From net realized gain on investments                             (0.35)                  --
                                                                 --------             --------
Total distributions to shareholders                                 (0.80)               (0.05)
                                                                 --------             --------
Net Asset Value, End of Year                                     $  25.25             $  22.29
                                                                 ========             ========
Total Return (d)                                                    17.24%               11.72%(b)

Ratios/Supplemental data:
  Expenses (to average daily net assets)*                            0.90%                0.90%(e)
  Net Investment Income (to average daily net assets)*               1.93%                1.76%(e)
  Portfolio Turnover                                                   61%                  34%(f)
  Net Assets, End of Year (000's omitted)                        $ 55,102             $ 30,971

----------
* The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income per share (a)                        $   0.36             $   0.12
      Ratios (to average daily net assets):
        Expenses                                                     1.32%                2.02%(e)
        Net investment (loss)                                        1.51%                0.64%(e)

(a)   Calculated based on average shares outstanding.

(b) For the period from November 15, 2004 (commencement of operations) to September 30, 2005, 0.05% of the Fund's total return consists of a voluntary payment by the advisor to compensate the Fund for a trading error. Excluding this payment, total return would have been 11.67%.

(c)   Amount represents less than $0.01.

(d) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(e)   Computed on an annualized basis.

(f)   Not annualized.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company World ex-U.S. Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies located in foreign countries represented in the Morgan Stanley Capital International All Country World Index ex-United States Free Index. The Fund may invest up to 35% of assets in emerging market countries.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

      Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      E. Foreign currency transactions

      The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      F. Foreign Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      I. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

      J. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions With Affiliates

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. TBCAM voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.90% of the Fund's average daily net assets for the year ended September 30, 2006. Pursuant to this arrangement, for the year ended September 30, 2006, TBCAM voluntarily waived $208,051 of its investment advisory fee. This arrangement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $7,368 for the year ended September 30, 2006.

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $178,172 for the year ended September 30, 2006.

      The Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. The Fund did not participate in the security lending program during the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,135. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $636 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was not charged an administrative service fee.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company World ex-U.S. Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(3)   Purchases and Sales of Investments

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                       Purchases       Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $ 45,263,916   $ 28,986,485
                                                     ============   ============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                For the period
                                                              November 15, 2004
                                              For the         (commencement of
                                            Year Ended         operations) to
                                         September 30, 2006   September 30, 2005
                                         ------------------   ------------------
      Shares sold                             909,550             1,398,390
      Shares issued to shareholders in
         reinvestment of distributions         74,197                 2,813
      Shares redeemed                        (191,000)              (11,724)
                                             --------             ---------
      Net increase (decrease)                 792,747             1,389,479
                                             ========             =========

      At September 30, 2006, four shareholders of record held approximately 88% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund did not assess any redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, were as follows:

         Cost for federal income tax purposes            $   50,460,945
                                                         ==============
         Gross unrealized appreciation                   $    5,246,843
         Gross unrealized depreciation                       (1,585,194)
                                                         --------------
         Net unrealized appreciation (depreciation)      $    3,661,649
                                                         ==============

         Undistributed ordinary income                   $    4,267,510
         Undistributed capital gains                          1,405,325
                                                         --------------
         Total distributable earnings                    $    9,334,484
                                                         ==============

      Tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, was as follows:

                                                             2006        2005
                                                         -----------   --------
         Ordinary income                                 $ 1,721,806   $ 58,146

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following financial instruments with off-balance sheet risk:

      Forward Currency Exchange Contracts

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2006, the Fund held foreign currency exchange contracts. See schedule of investments for further details.

(7)   Line of Credit

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each fund/portfolio to borrow, in the aggregate, up to $35 million. Interest is charged to each participating fund/portfolio based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Fund was $4,763.

      During the year ended September 30, 2006, the Fund had average borrowings outstanding of $513,158 for a total of thirty-eight days and incurred $2,881 of interest expense.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company World ex-U.S. Value Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company World ex-U.S. Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company World ex-U.S. Value Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from November 15, 2004 (commencement of operations) to September 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                       Trustee
                                                                      Principal      Portfolios in      Other        Remuneration
Name                                              Term of Office    Occupation(s)    Fund Complex   Directorships   (period ended
Address, and                     Position(s)       and Length of     During Past      Overseen by      Held by       September 30,
Date of Birth                  Held with Trust      Time Served        5 Years          Trustee        Trustee          2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman                 32            None           $941
c/o Decision Resources, Inc.                      11/3/1986       Emeritus,
260 Charles Street                                                Decision
Waltham, MA 02453                                                 Resources, Inc.
9/30/40                                                           ("DRI")
                                                                  (biotechnology
                                                                  research and
                                                                  consulting
                                                                  firm); formerly
                                                                  Chairman of the
                                                                  Board and Chief
                                                                  Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex           32            None          $1,009
c/o Essex Street Associates                       11/3/1986       Street
P.O. Box 5600                                                     Associates
Beverly, MA 01915                                                 (family
11/14/43                                                          investment
                                                                  trust office)

Benjamin M. Friedman               Trustee        Trustee since   William Joseph           32            None           $941
c/o Harvard University                            9/13/1989       Maier,
Littauer Center 127                                               Professor of
Cambridge, MA 02138                                               Political
8/5/44                                                            Economy,
                                                                  Harvard
                                                                  University

John H. Hewitt                     Trustee        Trustee since   Trustee, Mertens         32            None           $941
P.O. Box 2333                                      11/3/1986      House, Inc.
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and            32            None            $0
The Boston Company                and Chief                       Chief Operating
Asset Management, LLC         Executive Officer                   Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset
7/24/65                                                           Management,
                                                                  LLC; formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset
                                                                  Management
                                                                  ("MAM") and
                                                                  Vice President
                                                                  and Chief
                                                                  Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                                    Term of Office
Address, and                      Position(s)            and Length of                        Principal Occupation(s)
Date of Birth                   Held with Trust           Time Served                           During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann               Vice President          Since 2003             Senior Vice President and Head of Operations, Mellon
Mellon Asset Management          and Secretary                                 Asset Management ("MAM"); formerly First Vice
One Boston Place                                                               President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson              Vice President          Vice President         Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management          and Treasurer          since 1999;            Asset Management; formerly Assistant Vice President
One Boston Place                                        Treasurer              and Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                                        since 2002             Management Company, LLC
7/14/65

Denise B. Kneeland              Assistant Vice          Since 1996             Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management            President                                   Mellon Asset Management; formerly Vice President and
One Boston Place                                                               Manager, Mutual Fund Operations, Standish Mellon
Boston, MA 02108                                                               Asset Management Company, LLC
8/19/51

Cara E. Hultgren                Assistant Vice          Since 2001             Assistant Vice President and Manager of Compliance,
Mellon Asset Management            President                                   Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                                               Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                               Representative, Standish Mellon Asset Management
1/19/71                                                                        Company, LLC

Mary T. Lomasney                     Chief              Since 2005             First Vice President, Mellon Asset Management and
Mellon Asset Management           Compliance                                   Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place                    Officer                                    L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                               formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                                         President, State Street Research & Management
                                                                               Company ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6612AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                          Mellon Institutional
                                       Market Neutral Fund
--------------------------------------------------------------------------------
December 21, 2005 (commencement of
operations) to September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

The Mellon Institutional Market Neutral Fund launched on December 21, 2005. We have run our market neutral strategy for institutional clients since 1997, and were excited to be able to offer it as a mutual fund this year under the Mellon Institutional Funds umbrella. For the period since inception to September 30, 2006, the Fund had a total return of 2.50% compared to a return of 3.59% for its benchmark, the 3-month U.S. Treasury Bill.

The markets so far this year have alternately worried about and shrugged off the macroeconomic concerns of higher energy prices, increasing interest rates, and falling housing markets. From January through April, the Russell 1000 Index rose, led by several sectors, including industrials, energy, and basic materials. In May, it appeared that concerns about the broader economy and continued rising oil prices were finally catching up with the markets, and they began to decline. After raising rates again in June, the U.S. Federal Reserve paused, and in August oil prices peaked and began to decline. Soon thereafter, the market continued its march forward - driven this time by the health care, technology, and consumer staples sectors, which had been among the worst performing sectors in the early part of the year.

Since the Fund's inception, its market neutral strategy has gotten off to a slow start. Although the Fund was ahead of its benchmark at mid-year, the third quarter was disappointing and much of the Fund's early gains were given back. We have added value over the Fund's benchmark from all the right sources - primarily from stock selection and secondarily from our intentional emphasis on stocks that are cheaper as measured by earnings yield, but the magnitude has not been large enough to add value after trading costs and fund expenses. However, it has been only an abbreviated period for this Fund, and we remain confident that our process will add value.

We intend to continue to run the strategy as always, by selecting stocks that meet our criteria for attractiveness, both in long and short positions and in approximately equal dollar amounts. We seek to hold stocks so that the market, industry or sector exposures affecting the securities held in long and short positions will substantially offset each other. While, as investment managers, we hope the recent positive market returns continue, if we are successful, this portfolio will be maintained "market neutral", with returns tending to be driven primarily by our stock selection rather than by the effects of broader market conditions.

/s/ Michael F. Dunn

Michael F. Dunn

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

             Comparison of Change in Value of $100,000 Investment in
   Mellon Institutional Market Neutral Fund and the 3-Month U.S. Treasury Bill
                                Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                             Aggregate Total Return
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                      Since
                                    Inception
                                   12/21/2005
--------------------------------------------------------------------------------
Fund                                 2.50%

*     Source: Bloomberg Inc.

Aggregate total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      Expenses Paid
                                 Beginning           Ending           During Period+
                               Account Value      Account Value      April 1, 2006 to
                               April 1, 2006   September 30, 2006   September 30, 2006
--------------------------------------------------------------------------------------
Actual                          $  1,000.00       $  1,014.90            $  6.31
Hypothetical (5% return
   per year before expenses)    $  1,000.00       $  1,018.80            $  6.33

----------
+ Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average multiplied by 183/365 account value over the period, (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                            Percentage of
Top Ten Long Holdings*                                  Sector               Investments
-----------------------------------------------------------------------------------------
Molex, Inc.                             Information Technology                   1.7%
XTO Energy, Inc.                                        Energy                   1.7
SAFECO Corp.                                        Financials                   1.5
International Business Machines Corp.   Information Technology                   1.5
Allegheny Energy, Inc.                               Utilities                   1.5
Valspar Corp.                                        Materials                   1.5
Ohio Casualty Corp.                                 Financials                   1.4
Covanta Holding Corp.                              Industrials                   1.4
The AES Corp.                                        Utilities                   1.4
Nabors Industries Ltd.                                  Energy                   1.4
                                                                                ----
                                                                                15.0%

*     Excluding short-term investments.

                                                                            Percentage of
Top Ten Short Positions*                                Sector               Net Assets
-----------------------------------------------------------------------------------------
Cabot Corp.                                          Materials                   1.9%
American Power Conversion Corp.                    Industrials                   1.9
Stericycle, Inc. (a)                               Industrials                   1.8
Everest Re Group Ltd.                               Financials                   1.8
Urban Outfitters, Inc. (a)              Consumer Discretionary                   1.8
Tyson Foods, Inc., Class A Shares             Consumer Staples                   1.8
Ameren Corp.                                         Utilities                   1.8
Monsanto Co.                                         Materials                   1.7
DPL, Inc.                                            Utilities                   1.7
Omnicare, Inc.                                     Health Care                   1.6
                                                                                ----
                                                                                17.8%

*     Excluding short-term investments.

                                                                              Net Equity
Economic Sector Allocation*                              Long%     Short%     Exposure%
----------------------------------------------------------------------------------------
Consumer Discretionary                                   15.2      (18.8)       (3.6)
Consumer Staples                                          4.8       (6.1)       (1.3)
Energy                                                    7.8       (7.7)        0.1
Financials                                               11.5      (11.9)       (0.4)
Health Care                                               9.7      (10.0)       (0.3)
Industrials                                              17.8      (13.8)        4.0
Information Technology                                   16.6      (11.4)        5.2
Materials                                                 9.9       (9.6)        0.3
Telecommunication Services                                  0       (1.0)       (1.0)
Utilities                                                 7.4      (10.0)       (2.6)
                                                        -----     ------        ----
                                                        100.7%    (100.3)%       0.4%

*     Excluding short-term investments.

The Fund is actively managed. Current holdings may be different than those presented above.

                  Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--100.7%

EQUITIES--100.7%

Consumer Discretionary--15.2%
American Eagle Outfitters (a)                                                                                 500   $        21,915
AnnTaylor Stores Corp. (a)(b)                                                                                 100             4,186
ArvinMeritor, Inc. (a)                                                                                      1,800            25,632
Brinker International, Inc. (a)                                                                               400            16,036
CBRL Group (a)                                                                                                100             4,043
Darden Restaurants, Inc. (a)                                                                                  500            21,235
Family Dollar Stores, Inc. (a)                                                                              1,200            35,088
Furniture Brands International, Inc. (a)                                                                      600            11,424
Harley-Davidson, Inc. (a)                                                                                     200            12,550
International Game Technology (a)                                                                             300            12,450
KB Home (a)                                                                                                   500            21,900
Lowe's Companies, Inc. (a)                                                                                  1,100            30,866
Meredith Corp. (a)                                                                                            600            29,598
Omnicom Group (a)                                                                                             200            18,720
Pool Corp. (a)                                                                                                900            34,650
Sherwin-Williams Corp. (a)                                                                                    500            27,890
Sotheby's Holdings, Inc., Class A (a)                                                                         400            12,896
Target Corp. (a)                                                                                              100             5,525
The DIRECTV Group, Inc. (a)(b)                                                                               700            13,776
Williams-Sonoma, Inc. (a)                                                                                   1,000            32,390
                                                                                                                    ---------------
                                                                                                                            392,770
                                                                                                                    ---------------

Consumer Staples--4.8%
Del Monte Foods Company (a)                                                                                 1,200            12,540
Estee Lauder Companies, Class A (a)                                                                           500            20,165
Hormel Foods Corp. (a)                                                                                        400            14,392
McCormick & Co., Inc. (a)                                                                                     900            34,182
Pepsi Bottling Group, Inc. (a)                                                                                900            31,950
The Kroger Co. (a)                                                                                            400             9,256
                                                                                                                    ---------------
                                                                                                                            122,485
                                                                                                                    ---------------

Energy--7.8%
BJ Services Co. (a)                                                                                           300             9,039
Chesapeake Energy Corp. (a)                                                                                   600            17,388
ConocoPhillips (a)                                                                                            100             5,953
Exxon Mobil Corp. (a)                                                                                         100             6,710
Hess Corp. (a)                                                                                                200             8,284
Holly Corp. (a)                                                                                               400            17,332
Nabors Industries Ltd. (a)(b)                                                                               1,300            38,675
Patterson-UTI Energy, Inc. (a)                                                                              1,000            23,760
Tidewater, Inc. (a)                                                                                           200             8,838
Unit Corp. (a)(b)                                                                                             400            18,388
XTO Energy, Inc. (a)                                                                                        1,100            46,343
                                                                                                                    ---------------
                                                                                                                            200,710
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financials--11.5%
AmeriCredit Corp. (a)(b)                                                                                    1,500   $        37,485
Cincinnati Financial Corp. (a)                                                                                800            38,448
CIT Group, Inc. (a)                                                                                           200             9,726
IndyMac Bancorp, Inc. (a)                                                                                     200             8,232
Jones Lang Lasalle (a)                                                                                        300            25,644
Lehman Brothers Holdings, Inc. (a)                                                                            300            22,158
MGIC Investment Corp. (a)                                                                                     100             5,997
Ohio Casualty Corp. (a)                                                                                     1,500            38,805
Old Republic International Corp. (a)                                                                        1,000            22,150
Philadelphia Consolidated Holding Corp. (a)(b)                                                                300            11,934
Reinsurance Group of America (a)                                                                              300            15,579
SAFECO Corp. (a)                                                                                              700            41,251
Sky Financial Group, Inc. (a)                                                                                 200             4,980
The Bear Stearns Companies, Inc. (a)                                                                          100            14,010
                                                                                                                    ---------------
                                                                                                                            296,399
                                                                                                                    ---------------

Health Care--9.7%
Advanced Medical Optics, Inc. (a)(b)                                                                          100             3,955
Amerisourcebergen Corp. (a)                                                                                   700            31,640
Barr Pharmaceuticals, Inc. (a)(b)                                                                             100             5,194
Caremark Rx, Inc. (a)                                                                                         300            17,001
Community Health Systems, Inc. (a)(b)                                                                         300            11,205
Cytyc Corp. (a)(b)                                                                                            700            17,136
Edwards Lifesciences (a)(b)                                                                                   200             9,318
Emdeon Corp. (a)(b)                                                                                         1,900            22,249
Intuitive Surgical, Inc. (a)(b)                                                                               200            21,090
Kinetic Concepts, Inc. (a)(b)                                                                                 700            22,022
Lincare Holdings, Inc. (a)(b)                                                                                 500            17,320
McKesson Corp. (a)                                                                                            200            10,544
Mylan Laboratories, Inc. (a)                                                                                1,400            28,182
Stryker Corp. (a)                                                                                             100             4,959
Wellcare Group, Inc. (a)(b)                                                                                   500            28,315
                                                                                                                    ---------------
                                                                                                                            250,130
                                                                                                                    ---------------

Industrials--17.8%
Alaska Air Group, Inc. (a)(b)                                                                                 100             3,804
Allied Waste Industries, Inc. (a)(b)                                                                        2,500            28,175
Avery Dennison Corp. (a)                                                                                      400            24,068
Cintas Corp. (a)                                                                                              800            32,664
Covanta Holding Corp. (a)(b)                                                                                1,800            38,754
Cummins, Inc. (a)                                                                                             200            23,846
Donaldson Co., Inc. (a)                                                                                       100             3,690
Equifax, Inc. (a)                                                                                             200             7,342
Gardner Denver, Inc. (a)(b)                                                                                   400            13,232
Herman Miller, Inc. (a)                                                                                       200             6,842
Hunt (JB) Transport Services, Inc. (a)                                                                      1,100            22,847

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Industrials (continued)
Illinois Tool Works, Inc. (a)                                                                                 100   $         4,490
Ingersoll-Rand Co., Class A (a)                                                                               700            26,586
Joy Global, Inc. (a)                                                                                          300            11,283
Korn/Ferry International (a)(b)                                                                               900            18,846
Lockheed Martin Corp. (a)                                                                                     300            25,818
Manpower, Inc. (a)                                                                                            300            18,381
MSC Industrial Direct Co., Inc. (a)                                                                           500            20,370
Paccar, Inc. (a)                                                                                              200            11,404
Ryder System, Inc. (a)                                                                                        200            10,336
Southwest Airlines Co. (a)                                                                                  1,300            21,658
Terex Corp. (a)                                                                                               300            13,566
Thomas & Betts Corp. (a)(b)                                                                                   700            33,397
Toro Co. (a)                                                                                                  300            12,651
Trinity Industries (a)                                                                                        600            19,302
Waste Management, Inc. (a)                                                                                    200             7,336
                                                                                                                    ---------------
                                                                                                                            460,688
                                                                                                                    ---------------

Information Technology--16.6%
AVX Corp. (a)                                                                                                 500             8,845
Alliance Data Systems Corp. (a)(b)                                                                            300            16,557
Arrow Electronics, Inc. (a)                                                                                   500            13,715
Avnet, Inc. (a)(b)                                                                                            200             3,924
Cisco Systems, Inc. (a)(b)                                                                                  1,500            34,500
CSG Systems International, Inc. (a)(b)                                                                        800            21,144
Fiserv, Inc. (a)(b)                                                                                           500            23,545
Ingram Micro, Inc. Class A (a)(b)                                                                           1,000            19,160
International Business Machines Corp. (a)                                                                     500            40,970
Jabil Circuit, Inc. (a)                                                                                       400            11,428
Lam Research Corp. (a)(b)                                                                                     500            22,665
Lexmark International, Inc. (a)(b)                                                                            200            11,532
Mettler-Toledo International, Inc. ADR (a)(b)                                                                 400            26,460
Micrel, Inc. (a)(b)                                                                                         2,000            19,180
Molex, Inc. (a)                                                                                             1,200            46,764
MPS Group, Inc. (a)(b)                                                                                        600             9,066
National Instruments Corp. (a)                                                                                900            24,606
National Semiconductor Corp. (a)                                                                              400             9,412
Newport Corp. (a)(b)                                                                                          400             6,520
Novellus Systems, Inc. (a)(b)                                                                                 300             8,298
Plexus Corp. (a)(b)                                                                                           700            13,440
Total System Services, Inc. (a)                                                                               900            20,547
Wind River Systems, Inc. (a)(b)                                                                             1,600            17,136
                                                                                                                    ---------------
                                                                                                                            429,414
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Materials--9.9%
Bemis Co. (a)                                                                                                 800   $        26,288
Eagle Materials, Inc. (a)                                                                                    1000            33,680
Louisiana-Pacific (a)                                                                                       1,500            28,155
Nucor Corp. (a)                                                                                               500            24,745
Packaging Corp. of America (a)                                                                              1,600            37,120
Pactiv Corp. (a)(b)                                                                                           200             5,684
Phelps Dodge Corp. (a)                                                                                        300            25,410
Rohm & Haas Co. (a)                                                                                           200             9,470
Steel Dynamics, Inc. (a)                                                                                      200            10,090
Temple Inland, Inc. (a)                                                                                       400            16,040
Valspar Corp. (a)                                                                                           1,500            39,900
                                                                                                                    ---------------
                                                                                                                            256,582
                                                                                                                    ---------------

Utilities--7.4%
AGL Resources, Inc. (a)                                                                                       400            14,600
Allegheny Energy, Inc. (a)(b)                                                                               1,000            40,170
Centerpoint Energy, Inc. (a)                                                                                  600             8,592
Oneok, Inc. (a)                                                                                             1,000            37,790
PPL Corp. (a)                                                                                                 200             6,580
Sierra Pacific Resources (a)(b)                                                                             1,400            20,076
The AES Corp. (a)(b)                                                                                        1,900            38,741
TXU Corp. (a)                                                                                                 400            25,008
                                                                                                                    ---------------
                                                                                                                            191,557
                                                                                                                    ---------------
TOTAL EQUITIES (Cost $2,577,325)                                                                                          2,600,735
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS                                                                                            2,600,735
                                                                                                                    ---------------

AFFILIATED INVESTMENTS--3.7%                                                             Rate
                                                                                         ----
Dreyfus Institutional Preferred Plus Money Market Fund (c)(d) (Cost $94,579)             5.32%             94,579            94,579

TOTAL INVESTMENTS--104.4% (Cost $2,671,904)                                                                               2,695,314
                                                                                                                    ---------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(4.4)%                                                                              (112,803)
                                                                                                                    ---------------

NET ASSETS--100%                                                                                                    $     2,582,511
                                                                                                                    ===============

Notes to Schedule of Investments:

ADR--American Depositary Receipt

(a)   Denotes all or part of security segregated as collateral.

(b)   Non-income producing security

(c)   Stated rate is the seven day yield for the fund at September 30, 2006.

(d)   Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

             Schedule of Investments Sold Short--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
EQUITIES SOLD SHORT--(100.3)%

Consumer Discretionary--(18.8)%
Bandag, Inc                                                                                                  (100)  $        (4,104)
Borders Group, Inc                                                                                           (400)           (8,160)
Cheesecake Factory, Inc. (b)                                                                                 (200)           (5,438)
Chico's FAS, Inc. (b)                                                                                        (400)           (8,612)
Coldwater Creek, Inc. (b)                                                                                    (700)          (20,132)
Dow Jones & Co., Inc                                                                                         (300)          (10,062)
Eastman Kodak Co.                                                                                          (1,800)          (40,320)
Harrah's Entertainment, Inc                                                                                  (200)          (13,286)
Interpublic Group of Cos, Inc. (b)                                                                           (800)           (7,920)
Jarden Corp. (b)                                                                                             (300)           (9,891)
Johnson Controls, Inc                                                                                        (200)          (14,348)
Lamar Advertising Co. (b)                                                                                    (600)          (32,046)
Mohawk Industries, Inc. (b)                                                                                  (200)          (14,890)
OSI Restaurant Partners, Inc                                                                                 (300)           (9,513)
Polo Ralph Lauren Corp.                                                                                      (200)          (12,938)
RadioShack Corp.                                                                                           (1,800)          (34,740)
Regis Corp.                                                                                                (1,200)          (43,020)
RH Donnelley Corp. (b)                                                                                       (800)          (42,320)
Scientific Games Corp. (b)                                                                                 (1,300)          (41,340)
Station Casinos, Inc                                                                                         (400)          (23,132)
Toll Brothers, Inc. (b)                                                                                      (800)          (22,464)
Tribune Co.                                                                                                  (600)          (19,632)
Urban Outfitters, Inc. (b)                                                                                 (2,700)          (47,763)
                                                                                                                    ---------------
                                                                                                                           (486,071)
                                                                                                                    ---------------

Consumer Staples--(6.1)%
BJ'S Wholesale Club, Inc. (b)                                                                                (200)           (5,836)
Clorox Co Del                                                                                                (100)           (6,300)
CVS Corp.                                                                                                    (400)          (12,848)
Hershey Co.                                                                                                  (800)          (42,760)
Ruddick Corp.                                                                                                (700)          (18,221)
Supervalu, Inc                                                                                               (200)           (5,930)
Tyson Foods, Inc., Class A Shares                                                                          (3,000)          (47,640)
WM Wrigley Jr Co.                                                                                            (400)          (18,424)
                                                                                                                    ---------------
                                                                                                                           (157,959)
                                                                                                                    ---------------

Energy--(7.7)%
El Paso Corp.                                                                                              (2,600)          (35,464)
FMC Technologies, Inc. (b)                                                                                   (400)          (21,480)
Hanover Compressor Co. (b)                                                                                 (1,300)          (23,686)
Massey Energy                                                                                                (800)          (16,752)
Plains Exploration & Production Co. (b)                                                                      (800)          (34,328)

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

             Schedule of Investments Sold Short--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Energy (continued)
Schlumberger Ltd                                                                                             (400)  $       (24,812)
Southwestern Energy Co. (b)                                                                                  (200)           (5,974)
Todco                                                                                                        (400)          (13,840)
Transocean, Inc. (b)                                                                                         (300)          (21,969)
                                                                                                                    ---------------
                                                                                                                           (198,305)
                                                                                                                    ---------------

Financials--(11.9)%
AON Corp.                                                                                                    (800)          (27,096)
Arthur J Gallagher & Co.                                                                                   (1,300)          (34,671)
Compass Bancshares, Inc                                                                                      (100)           (5,698)
Conseco, Inc. (b)                                                                                            (300)           (6,297)
CNA Financial Corp. (b)                                                                                      (600)          (21,612)
Everest Re Group Ltd                                                                                         (500)          (48,765)
Forest City Enterprises, Inc                                                                                 (600)          (32,580)
JPMorgan Chase & Co.                                                                                         (100)           (4,696)
Mercury General Corp                                                                                         (500)          (24,805)
Nuveen Investments--Class A                                                                                  (400)          (20,492)
People's Bank/Bridgeport CT                                                                                  (900)          (35,649)
T Row Price Group, Inc                                                                                       (200)           (9,570)
The St. Paul Travelers Companies, Inc                                                                        (700)          (32,823)
Valley National Bancorp                                                                                      (100)           (2,557)
                                                                                                                    ---------------
                                                                                                                           (307,311)
                                                                                                                    ---------------

Health Care--(10.0)%
Allergan, Inc                                                                                                (300)          (33,783)
Boston Scientific Corp. (b)                                                                                  (500)           (7,395)
Bristol-Myers Squibb Co.                                                                                   (1,100)          (27,412)
Covance, Inc. (b)                                                                                            (600)          (39,828)
Gen-Probe, Inc. (b)                                                                                          (200)           (9,378)
Kos Pharmaceuticals, Inc. (b)                                                                                (500)          (24,710)
Medco Health Solutions (b)                                                                                   (100)           (6,011)
Omnicare, Inc                                                                                              (1,000)          (43,090)
Par Pharmaceutical Cos., Inc. (b)                                                                          (1,200)          (21,888)
Pediatrix Medical Group, Inc. (b)                                                                            (300)          (13,680)
Resmed, Inc. (b)                                                                                             (500)          (20,125)
St. Jude Medical, Inc                                                                                        (300)          (10,587)
                                                                                                                    ---------------
                                                                                                                           (257,887)
                                                                                                                    ---------------

Industrials--(13.8)%
Airtran Holdings, Inc. (b)                                                                                   (900)           (8,928)
Alexander & Baldwin, Inc                                                                                     (600)          (26,622)
American Power Conversion Corp.                                                                            (2,300)          (50,508)
Copart, Inc. (b)                                                                                             (500)          (14,095)
DRS Technologies, Inc                                                                                        (500)          (21,835)

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

             Schedule of Investments Sold Short--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Industrials (continued)
Expeditors International Washington, Inc                                                                     (200)  $        (8,916)
GATX Corp.                                                                                                   (600)          (24,822)
Harsco Corp.                                                                                                 (200)          (15,530)
HNI Corp.                                                                                                    (500)          (20,790)
Manitowoc Company, Inc                                                                                       (300)          (13,437)
Pall Corp.                                                                                                   (300)           (9,243)
R. R. Donnelley & Sons Co.                                                                                   (100)           (3,296)
Shaw Group, Inc. (b)                                                                                       (1,600)          (37,824)
Stericycle, Inc. (b)                                                                                         (700)          (48,853)
The Brink's Co.                                                                                              (400)          (21,224)
Walter Industries, Inc                                                                                       (700)          (29,876)
                                                                                                                    ---------------
                                                                                                                           (355,799)
                                                                                                                    ---------------

Information Technology--(11.4)%
ADC Telecommunications, Inc. (b)                                                                           (1,300)          (19,500)
Adobe Systems, Inc. (b)                                                                                      (200)           (7,490)
Autodesk, Inc. (b)                                                                                           (100)           (3,478)
Avid Technology, Inc. (b)                                                                                    (600)          (21,852)
CA, Inc                                                                                                    (1,100)          (26,059)
Cognizant Technology Solutions Corp. (b)                                                                     (300)          (22,218)
Dell, Inc. (b)                                                                                             (1,000)          (22,840)
Diebold, Inc                                                                                                 (300)          (13,059)
Electronic Arts, Inc. (b)                                                                                    (500)          (27,840)
Hewitt Assocs, Inc. (b)                                                                                      (300)           (7,278)
Intel Corp.                                                                                                (1,000)          (20,570)
International Rectifier Corp. (b)                                                                            (700)          (24,388)
Motorola, Inc                                                                                                (400)          (10,000)
Parametric Technology Corp. (b)                                                                              (300)           (5,238)
Sandisk Corp. (b)                                                                                            (500)          (26,770)
Silicon Laboratories, Inc. (b)                                                                               (800)          (24,816)
SRA International, Inc. (b)                                                                                  (100)           (3,006)
Tech Data Corp. (b)                                                                                          (200)           (7,306)
                                                                                                                    ---------------
                                                                                                                           (293,708)
                                                                                                                    ---------------

Materials--(9.6)%
Bowater, Inc                                                                                                 (900)          (18,513)
Cabot Corp.                                                                                                (1,400)          (52,080)
Cytec Industries, Inc                                                                                        (200)          (11,118)
Glatfelter                                                                                                 (1,400)          (18,970)
Monsanto Co.                                                                                               (1,000)          (47,010)
Mosaic Co. (b)                                                                                               (500)           (8,450)
Owens-Illinois, Inc. (b)                                                                                   (2,600)          (40,092)
Smurfit-Stone Container Corp. (b)                                                                            (900)          (10,080)
Weyerhaeuser Co.                                                                                             (700)          (43,071)
                                                                                                                    ---------------
                                                                                                                           (249,384)
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

             Schedule of Investments Sold Short--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Telecommunication Services--(1.0)%
Crown Castle International Corp. (b)                                                                         (200)  $        (7,048)
NII Holdings, Inc. (b)                                                                                       (100)           (6,216)
SBA Communications Corp. (b)                                                                                 (500)          (12,165)
                                                                                                                    ---------------
                                                                                                                            (25,429)
                                                                                                                    ---------------

Utilities--(10.0)%
Ameren Corp.                                                                                                 (900)          (47,511)
Aqua America, Inc                                                                                            (700)          (15,358)
Black Hills Corp.                                                                                            (500)          (16,805)
DPL, Inc                                                                                                   (1,700)          (46,104)
Equitable Resources, Inc                                                                                     (400)          (13,992)
Exelon Corp.                                                                                                 (300)          (18,162)
MDU Resources Group, Inc                                                                                     (800)          (17,872)
Peoples Energy Corp.                                                                                         (300)          (12,195)
Southern Co.                                                                                                 (900)          (31,014)
Southern Union Co.                                                                                         (1,500)          (39,615)
                                                                                                                    ---------------
                                                                                                                           (258,628)
                                                                                                                    ---------------
Total Equities Sold Short (Proceeds $2,591,468)                                                                          (2,590,481)
                                                                                                                    ===============

Notes to Schedule of Investments Sold Short:

(b)   Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in securities, at value (Note 1A):
     Unaffiliated investments (cost $2,577,325)                                                                  $   2,600,735
     Affiliated investments (Note 1G) (cost $94,579)                                                                    94,579
   Receivable from brokers for proceeds on securities sold short (Note 1F)                                           2,591,468
   Interest and dividends receivable                                                                                     5,369
   Receivable for investments sold                                                                                      76,352
   Prepaid expenses                                                                                                      9,268
                                                                                                                 -------------
     Total assets                                                                                                    5,377,771
Liabilities
   Due to prime broker                                                                           $      52,480
   Securities sold short, at value (proceeds $2,591,468) (Note 1F)                                   2,590,481
   Payable for investments purchased                                                                   116,184
   Accrued professional fees                                                                            28,957
   Accrued accounting, custody, administration and transfer
     agent fees (Note 2)                                                                                 6,187
   Accrued trustees' fees (Note 2)                                                                         550
   Accrued chief compliance officer fee (Note 2)                                                           339
   Other accrued expenses and liabilities                                                                   82
                                                                                                 -------------
     Total liabilities                                                                                               2,795,260
                                                                                                                 -------------
Net Assets                                                                                                       $   2,582,511
                                                                                                                 =============
Net Assets consist of:
   Paid-in capital                                                                                               $   2,520,514
   Accumulated net realized loss                                                                                       (30,619)
   Undistributed net investment income                                                                                  68,219
   Net unrealized appreciation                                                                                          24,397
                                                                                                                 -------------
Total Net Assets                                                                                                 $   2,582,511
                                                                                                                 =============
Shares of beneficial interest outstanding                                                                              125,986
                                                                                                                 =============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                               $       20.50
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                             Statement of Operations
        For the Period December 21, 2005 (commencement of operations) to
                               September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income                                                                                               $      86,315
   Dividend income                                                                                                      24,593
   Dividend income from affiliated investments (Note 1G)                                                                 5,489
                                                                                                                 -------------
     Total investment income                                                                                           116,397

Expenses
   Investment advisory fee (Note 2)                                                              $      19,751
   Professional fees                                                                                    55,922
   Accounting, custody, administration and transfer agent fees (Note 2)                                 51,802
   Dividend expense on securities sold short (Note 1F)                                                  23,471
   Registration fees                                                                                    16,513
   Trustees' fees and expenses (Note 2)                                                                  1,905
   Insurance expense                                                                                       920
   Miscellaneous expenses                                                                               17,043
                                                                                                 -------------
     Total expenses                                                                                    187,327

Deduct:
   Waiver of investment advisory fee (Note 2)                                                          (19,751)
   Reimbursement of Fund operating expenses (Note 2)                                                  (116,615)
                                                                                                 -------------
     Total expense deduction                                                                          (136,366)
                                                                                                 -------------
     Net expenses                                                                                                       50,961
                                                                                                                 -------------
       Net investment income                                                                                            65,436
                                                                                                                 -------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                                        48,267
     Short sales                                                                                       (76,103)
                                                                                                 -------------
       Net realized gain (loss)                                                                                        (27,836)
   Change in unrealized appreciation (depreciation) on:
     Investments                                                                                        23,410
     Short sales                                                                                           987
                                                                                                 -------------
       Change in net unrealized appreciation (depreciation)                                                             24,397
                                                                                                                 -------------
   Net realized and unrealized gain (loss) on investments                                                               (3,439)
                                                                                                                 =============
Net Increase in Net Assets from Operations                                                                       $      61,997
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  For the period
                                                                                December 21, 2005
                                                                                 (commencement of
                                                                                  operations) to
                                                                                September 30, 2006
                                                                                ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                    $     65,436
   Net realized gain (loss)
     Investments                                                                         48,267
     Short sales                                                                        (76,103)
   Change in net unrealized appreciation (depreciation)
     Investments                                                                         23,410
     Short sales                                                                            987
                                                                                   ------------
   Net increase (decrease) in net assets from investment operations                      61,997
                                                                                   ------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                   2,520,514
                                                                                   ------------
Total Increase in Net Assets                                                          2,582,511

Net Assets
   At beginning of period                                                                    --
                                                                                   ------------
   At end of period (including net investment income of $68,219)                   $  2,582,511
                                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  For the period
                                                                                December 21, 2005
                                                                                 (commencement of
                                                                                  operations) to
                                                                                September 30, 2006
                                                                                ------------------
Net Asset Value, Beginning of Period                                               $      20.00
                                                                                   ------------
From Operations:
   Net investment income* (a)                                                              0.52
   Net realized and unrealized gains (loss) on investments                                (0.02)
                                                                                   ------------
Total from operations                                                                      0.50
                                                                                   ------------
Net Asset Value, End of Period                                                     $      20.50
                                                                                   ============
Total Return (b)                                                                           2.50%

Ratios/Supplemental data:
   Expenses (to average daily net assets) including dividends on securities
     sold short*                                                                           2.57%(c)
   Expenses (to average daily net assets) excluding dividends on securities
     sold short*                                                                           1.39%(c)
   Net Investment Income (to average daily net assets)*                                    3.30%(c)
   Portfolio Turnover                                                                       341%(d)
   Net Assets, End of Period (000's omitted)                                       $      2,583

----------
* For the period indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income (loss) per share (a)                                   $      (0.57)
      Ratios (to average daily net assets):
        Expenses including dividends on securities sold short                              9.45%(c)
        Expenses excluding dividends on securities sold short                              8.27%(c)
        Net investment income (loss)                                                      (3.58)%(c)

(a)   Calculated based on average shares outstanding.

(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(c)   Computed on an annualized basis.

(d)   Not annualized.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Mellon Institutional Market Neutral Fund (the "Fund"), which commenced operations on December 21, 2005, is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities held long and short are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Securities Sold Short

      The Fund sells a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date in order to return the security to the lender. Short sales, therefore, involve the risk that the Fund will incur a loss by subsequently having to buy a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale would arise from increases in the value of the security sold short, the extent of such loss, like the potential increase in the price of the security sold short, is theoretically unlimited. By contrast, a Fund's risk of loss on a long position arises from the possible decrease in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The Fund may be required to pay a fee to borrow a security sold short. These short sales are collateralized by cash equivalents or securities held with the Fund's prime broker and segregated account at the Fund's custodian. The collateral required is determined daily by reference to the market value of the short positions. Dividends paid by the issuer of the security sold short are paid by the Fund to the lender, recorded on the ex-date of the dividend and recorded as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the Statement of Assets and Liabilities.

      G. Affiliated issuers

      Affiliated issuers are investment companies advised by Franklin Portfolio Associates, LLC ("Franklin"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      H. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

      I. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to Franklin for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. Franklin voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, dividend expense on short sales, taxes and extraordinary expenses) to 1.25% of the Fund's average daily net assets for the period December 21, 2005 (commencement of operations) to September 30, 2006. Pursuant to this arrangement, for the period December 21, 2005 (commencement of operations) to September 30, 2006, Franklin voluntarily waived its investment advisory fee in the amount of $19,751 and reimbursed the Fund for $116,615 of its operating expenses. This arrangement is voluntary and temporary and may be discontinued or revised by Franklin at any time.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Franklin, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $5,098 for the period December 21, 2005 (commencement of operations) to September 30, 2006.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Franklin, to provide custody, administration and fund accounting services for the Fund. For these services, the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $46,704 for the period December 21, 2005 (commencement of operations) to September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund was charged $3,115. No other director, officer or employee of Franklin or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Franklin or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

      For the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund was not charged an administrative service fee.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period December 21, 2005 (commencement of operations) to September 30, 2006 were as follows:

                                                      Purchases        Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $  8,597,159   $  8,543,492
                                                     ============   ============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                            For the period
                                                          December 21, 2005
                                                          (commencement of
                                                            operations) to
                                                          September 30, 2006
                                                          ------------------
            Shares sold                                        125,986
                                                               -------
            Net increase (decrease)                            125,986
                                                               =======

      At September 30, 2006, one shareholder of record (MBC Investments Corp., a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of the Fund) held 99% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund did not assess any redemption fees.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Federal Taxes:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, were as follows:

            Cost for federal income tax purposes               $ 5,269,321
                                                               ===========
            Gross unrealized appreciation                      $   142,780
            Gross unrealized depreciation                         (125,319)
                                                               -----------
            Net unrealized appreciation (depreciation)         $    17,461
                                                               ===========

            Undistributed ordinary income                           68,219
            Undistributed capital gains                                 --
                                                               -----------
            Total distributable earnings                       $    85,680
                                                               ===========

(6)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each fund/portfolio to borrow, in the aggregate, up to $35 million. Interest is charged to each participating fund/portfolio based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. The Fund also paid an upfront fee equal to 0.015 of 1% of the committed line to become an eligible borrower on the credit facility. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the expense allocated to the Fund was $1,779.

      During the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund did not borrow under the credit facility.

                   Mellon Institutional Funds Investment Trust
                    Mellon Institutional Market Neutral Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Mellon Institutional Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and schedule of investments sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Market Neutral Fund (the "Fund") at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 21, 2005 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                         Number of                       Trustee
                                                                      Principal        Portfolios in      Other       Remuneration
Name                                             Term of Office     Occupation(s)      Fund Complex   Directorships   (period ended
Address, and                     Position(s)     and Length of       During Past        Overseen by      Held by      September 30,
Date of Birth                  Held with Trust    Time Served          5 Years            Trustee        Trustee          2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee       Trustee since   Chairman Emeritus,          32            None            $260
c/o Decision Resources, Inc.                     11/3/1986       Decision Resources,
260 Charles Street                                               Inc. ("DRI")
Waltham, MA 02453                                                (biotechnology
9/30/40                                                          research and
                                                                 consulting firm);
                                                                 formerly Chairman of
                                                                 the Board and Chief
                                                                 Executive Officer,
                                                                 DRI

Caleb Loring III                   Trustee       Trustee since   Trustee, Essex              32            None            $261
c/o Essex Street Associates                      11/3/1986       Street Associates
P.O. Box 5600                                                    (family investment
Beverly, MA 01915                                                trust office)
11/14/43

Benjamin M. Friedman               Trustee       Trustee since   William Joseph              32            None            $260
c/o Harvard University                           9/13/1989       Maier, Professor of
Littauer Center 127                                              Political Economy,
Cambridge, MA 02138                                              Harvard University
8/5/44

John H. Hewitt                     Trustee       Trustee since   Trustee, Mertens            32            None            $260
P.O. Box 2333                                    11/3/1986       House, Inc.
New London, NH 03257                                             (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard          Trustee, President  Since 2003      President and Chief         32            None             $0
The Boston Company               and Chief                       Operating Officer of
Asset Management, LLC        Executive Officer                   The Boston Company
One Boston Place                                                 Asset Management,
Boston, MA 02108                                                 LLC; formerly Senior
7/24/65                                                          Vice President and
                                                                 Chief Operating
                                                                 Officer, Mellon
                                                                 Asset Management
                                                                 ("MAM") and Vice
                                                                 President and Chief
                                                                 Financial Officer,
                                                                 MAM

Principal Officers who are Not Trustees

Name                                         Term of Office
Address, and                 Position(s)     and Length of                     Principal Occupation(s)
Date of Birth              Held with Trust    Time Served                        During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Barbara A. McCann           Vice President   Since 2003       Senior Vice President and Head of Operations,
Mellon Asset Management     and Secretary                     Mellon Asset Management ("MAM"); formerly First
One Boston Place                                              Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson          Vice President   Vice President   Vice President and Mutual Funds Controller,
Mellon Asset Management     and Treasurer    since 1999;      Mellon Asset Management; formerly Assistant Vice
One Boston Place                             Treasurer        President and Mutual Funds Controller, Standish
Boston, MA 02108                             since 2002       Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland          Assistant Vice   Since 1996       Vice President and Manager, Mutual Funds
Mellon Asset Management       President                       Operations, Mellon Asset Management; formerly Vice
One Boston Place                                              President and Manager, Mutual Fund Operations,
Boston, MA 02108                                              Standish Mellon Asset Management Company, LLC
8/19/51

Cara E. Hultgren            Assistant Vice   Since 2001       Assistant Vice President and Manager of Compliance,
Mellon Asset Management       President                       Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                              of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                              Representative, Standish Mellon Asset Management
1/19/71                                                       Company, LLC

Mary T. Lomasney                Chief        Since 2005       First Vice President, Mellon Asset Management and
Mellon Asset Management      Compliance                       Chief Compliance Officer, Mellon Funds Distributor, L.P.
One Boston Place               Officer                        and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                              Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                        State Street Research & Management Company
                                                              ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6911AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                Newton
                                             International Equity Fund
--------------------------------------------------------------------------------
December 21, 2005 (commencement of
operations) to September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

In choosing stocks, we begin by the development of key investment themes. These themes are Newton's interpretation of the key forces of global change, be they economic, industrial or social, affecting companies over the long-term. Our analysts then interpret these themes and seek stocks that we believe are attractively valued, have strong fundamentals and benefit from one or more of the investment themes. We then construct single, integrated portfolios, in accordance with the Fund's objectives, which reflect our best ideas. Once purchased, a stock generally remains in the portfolio until the stock becomes fully valued, the underlying fundamentals of the company have materially changed, or the company no longer benefits from the global themes contributing to the original investment case.

The Newton International Equity Fund launched on December 21, 2005. For the period since inception to September 30, 2006, the Fund produced a return of 9.2% as compared to a return of 14.5% for its benchmark, the MSCI EAFE Index. Over the period, underperformance, relative to the benchmark, was concentrated in the industrials, healthcare and financials sectors, notably in Japan; while energy, driven by high oil prices, and the consumer staples sectors, added positively to performance.

At the start of the period, global equities enjoyed a strong run fuelled by the acceleration of global economic momentum allied to a surge in merger and acquisition activity. Increasing commodity prices and the upward trajectory of oil prices drove the performance of these sectors. The exposure within the Fund to these trends was one of the main positives for the Fund this year. However, the economic environment in Japan has been frustrating. Our belief was that the country would return to a more normal economic footing. This was likely to lead to a normalization of interest rates, a pick-up in economic activity and a strengthening Yen. In fact, the economy has been showing continued signs of weakness which has meant interest rate rises have not occurred, the Yen has remained weak and domestic Japanese companies, including the banks, have performed poorly. It is unsurprising, perhaps, that an economy that has been through such a long period of stagnation should take some time to be re-invigorated. Given our long-term view, we remain convinced of our positioning and will have to be patient.

The strong first part of the report period was followed by a dramatic reversal in world equity markets over a six-week period beginning at the start of May. A combination of over confidence on the part of investors, worries concerning inflation and the good returns that markets had enjoyed led to a sharp sell-off. It seemed to us that inflation fears were misplaced. An economic slowdown, led by a softening of the U.S. housing market, was likely to mean interest rates were close to their peak in the U.S. and elsewhere, and ought to provide support for equity markets.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Markets stabilized in June and started a steady climb, despite tensions in the Middle East, as inflationary concerns receded. This was helped by a fall in oil prices as fears over a global slowdown increased and geopolitical tension eased. As the third quarter progressed, data calmed inflation fears and bond markets rallied as a result. Importantly, the equity markets seem to be discounting a mid-cycle slow down at the time of this report, rather than anticipating a recession, which does not seem to be an unreasonable position.

In the short-term, we expect growth to continue to moderate and those stocks, sectors and markets less correlated to the global cycle to benefit. We continue to find equities that are attractively valued and favour those that exhibit "low return world" characteristics: strong cash flow, yield, pricing power and significant barriers to entry, as well as, growth prospects that are not wholly dependent on economic prospects.

/s/ Paul Butler                             /s/ Paul Markham

Paul Butler                                 Paul Markham

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

             Comparison of Change in Value of $100,000 Investment in
      Newton International Equity Fund and the MSCI EAFE Index (Unaudited)
--------------------------------------------------------------------------------

                                       [GRAPHICS]

                                 Aggregate Total Return
                              (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                          Since
                                        Inception
                                       12/21/2005
--------------------------------------------------------------------------------
Fund                                      9.15%

*     Source: Bloomberg Inc.

Aggregate total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            Expenses Paid
                                        Beginning          Ending          During Period+
                                      Account Value     Account Value     April 1, 2006 to
                                      April 1, 2006  September 30, 2006  September 30, 2006
-------------------------------------------------------------------------------------------
Actual                                 $  1,000.00       $    981.60           $  5.71
Hypothetical (5% return
  per year before expenses)            $  1,000.00       $  1,019.30           $  5.82

----------
+ Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Percentage of
Top Ten Holdings*               Country             Sector           Investments
---------------------------------------------------------------------------------
Nestle SA                      Switzerland        Consumer Staples       2.8%
Petroleo Brasileiro SA ADR          Brazil                  Energy       2.3
Novartis AG                    Switzerland             Health Care       2.3
Toyota Motor Corp.                   Japan  Consumer Discretionary       2.3
GlaxoSmithKline PLC         United Kingdom             Health Care       2.3
Roche Holding AG                    Sweden             Health Care       2.3
Societe Generale                    France              Financials       2.0
E On AG                            Germany               Utilities       1.9
ICAP PLC                    United Kingdom              Financials       1.8
Japan Tobacco, Inc.                  Japan        Consumer Staples       1.7
                                                                        ----
                                                                        21.7%

*     Excludes short-term securities.

                                               Percentage of
Geographic Region Allocation*                   Investments
------------------------------------------------------------
Europe ex U.K.                                      45.7%
U.K.                                                16.5
Asia ex Japan                                       15.0
Japan                                               13.5
Americas ex U.S.                                     8.7
Middle East/Africa                                   0.6
                                                   -----
                                                   100.0%

*     Excludes short-term securities.

The Fund is actively managed. Current holdings may be different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--100.3%

EQUITIES--99.1%

Australia--1.4%
ABC Learning Centres Ltd.                                                                                  50,192   $       234,206
Transurban Group (a)                                                                                       43,865           238,688
                                                                                                                    ---------------
                                                                                                                            472,894
                                                                                                                    ---------------

Belgium--0.9%
KBC Groupe                                                                                                  2,808           295,703
                                                                                                                    ---------------

Brazil--7.6%
All America Latina Logistica                                                                               54,810           426,292
Companhia de Bebidas das Americas ADR (a)                                                                   7,294           331,002
Diagnosticos da America SA (a)                                                                             18,019           339,997
Gafisa SA (a)                                                                                              21,127           272,729
Natura Cosmeticos SA                                                                                       31,100           382,005
Petroleo Brasileiro SA ADR (a)                                                                             10,441           781,404
                                                                                                                    ---------------
                                                                                                                          2,533,429
                                                                                                                    ---------------

Canada--1.3%
Oncolytics Biotech, Inc. (a)                                                                               93,674           255,688
Paramount Resources Ltd.                                                                                    7,230           173,988
                                                                                                                    ---------------
                                                                                                                            429,676
                                                                                                                    ---------------

France--10.8%
Alcatel SA                                                                                                 19,438           237,354
AXA SA                                                                                                      5,849           215,673
Carrefour SA                                                                                                8,486           536,183
L'Oreal SA                                                                                                  4,324           439,175
Sanofi-Synthelabo SA                                                                                        4,576           407,326
Societe Generale                                                                                            4,162           662,316
Total SA                                                                                                    8,801           577,513
Vivendi SA                                                                                                 14,625           527,220
                                                                                                                    ---------------
                                                                                                                          3,602,760
                                                                                                                    ---------------

Germany--9.1%
Comdirect Bank AG                                                                                          27,210           291,544
Deutsche Boerse AG                                                                                          3,093           465,140
Deutsche Post AG                                                                                            7,641           200,558
Deutsche Postbank AG                                                                                        4,500           341,504
Deutsche Wohnen AG                                                                                          4,245           257,291
E On AG                                                                                                     5,330           631,779
Praktiker Bau--und Heimwerkermaerkte AG                                                                     8,108           268,538
SAP AG                                                                                                      2,909           576,899
                                                                                                                    ---------------
                                                                                                                          3,033,253
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong--2.0%
Esprit Holdings Ltd.                                                                                       37,000   $       337,447
Melco International Development Ltd.                                                                      110,000           235,521
Shanghai Real Estates Ltd.                                                                                490,000           109,442
                                                                                                                    ---------------
                                                                                                                            682,410
                                                                                                                    ---------------

Indonesia--1.5%
Astra International Tbk                                                                                   189,000           256,045
Bank of Central Asia PT                                                                                   495,000           259,888
                                                                                                                    ---------------
                                                                                                                            515,933
                                                                                                                    ---------------

Ireland--1.2%
Irish Life & Permanent PLC                                                                                 16,251           407,180
                                                                                                                    ---------------

Italy--2.3%
Eni Spa                                                                                                    13,205           391,306
UniCredito Italiano Spa                                                                                    46,814           386,435
                                                                                                                    ---------------
                                                                                                                            777,741
                                                                                                                    ---------------

Japan--13.6%
Canon, Inc.                                                                                                 8,300           432,885
Hakuhodo Dy Holdings, Inc.                                                                                  2,900           189,307
Japan Tobacco, Inc.                                                                                           149           579,045
Kao Corp.                                                                                                  10,000           266,701
Mitsubishi Tokoyo Financial Group                                                                              30           386,081
Mizuho Financial Group, Inc.                                                                                   48           372,263
Mizuno Corp.                                                                                               31,000           219,423
Murata Manufacturing Co.                                                                                    3,800           263,822
Nikko Cordial Corp.                                                                                        28,500           330,582
Nippon System Development Co., Ltd.                                                                         8,200           333,943
Toyota Motor Corp.                                                                                         14,100           766,421
Yamada Denki Co., Ltd.                                                                                      3,600           360,884
                                                                                                                    ---------------
                                                                                                                          4,501,357
                                                                                                                    ---------------

Malaysia--0.6%
Bursa Malaysia Bhd                                                                                        132,000           204,124
                                                                                                                    ---------------

Netherlands--4.2%
Ing Groep NV CVA                                                                                            4,992           219,583
Philips Electronics NV                                                                                      7,727           271,106
Reed Elsevier NV                                                                                           27,579           459,858
Royal Numico NV                                                                                            10,279           462,699
                                                                                                                    ---------------
                                                                                                                          1,413,246
                                                                                                                    ---------------

Norway--1.4%
Norsk Hydro ASA                                                                                            11,100           248,049
Statoil ASA                                                                                                 9,467           223,895
                                                                                                                    ---------------
                                                                                                                            471,944
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Russia--3.1%
AFK Sistema--GDR (a)                                                                                       15,466   $       404,436
Lukoil--ADR                                                                                                 2,953           222,952
Oao Gazprom ADR                                                                                             9,405           407,237
                                                                                                                    ---------------
                                                                                                                          1,034,625
                                                                                                                    ---------------

Singapore--2.9%
DBS Group Holdings, Ltd.                                                                                   28,000           338,710
Singapore Airlines Ltd.                                                                                    44,000           404,738
Singapore Post Ltd.                                                                                       343,000           218,265
                                                                                                                    ---------------
                                                                                                                            961,713
                                                                                                                    ---------------

South Africa--0.6%
MTN Group Ltd.                                                                                             26,680           216,152
                                                                                                                    ---------------

South Korea--3.4%
KT&G Corp. 144A GDR                                                                                        10,387           314,726
Samsung Electronics Co., Ltd 144A GDR                                                                       1,518           532,818
Samsung Fire & Marine Insurance Co., Ltd.                                                                   1,760           270,755
                                                                                                                    ---------------
                                                                                                                          1,118,299
                                                                                                                    ---------------

Sweden--1.6%
Ericsson LM                                                                                               149,942           519,921
                                                                                                                    ---------------

Switzerland--9.9%
Nestle SA                                                                                                   2,710           945,021
Novartis AG                                                                                                13,357           779,862
Roche Holding AG                                                                                            4,357           753,406
UBS AG (a)                                                                                                  9,064           542,260
Zurich Financial Services AG                                                                                1,187           291,695
                                                                                                                    ---------------
                                                                                                                          3,312,244
                                                                                                                    ---------------

Thailand--3.2%
Advanced Info Service PCL                                                                                 101,100           241,728
Bank of Ayudhya PCL                                                                                       557,000           248,096
Banpu PCL                                                                                                  59,600           226,143
Siam Commercial Bank Public Co. Ltd.                                                                      197,000           322,071
                                                                                                                    ---------------
                                                                                                                          1,038,038
                                                                                                                    ---------------

United Kingdom--16.5%
Anglo American PLC                                                                                          7,970           333,107
Barclays PLC                                                                                               27,228           343,488
BHP Billition                                                                                              24,531           423,333
British American Tobacco PLC                                                                               15,861           428,681
Cable & Wireless PLC                                                                                      152,698           395,840
GlaxoSmithKline PLC                                                                                        28,528           759,289

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom (continued)
ICAP PLC                                                                                                   61,292   $       591,956
Imperial Tobacco Group PLC                                                                                 10,230           340,825
Prudential PLC                                                                                             23,653           293,740
Smith & Nephew PLC                                                                                         43,235           397,534
Standard Chartered PLC                                                                                     20,424           522,954
Tesco PLC                                                                                                  41,401           278,965
Vodafone Group PLC (a)                                                                                    161,380           369,256
                                                                                                                    ---------------
                                                                                                                          5,478,968
                                                                                                                    ---------------
Total Equities (Cost $30,996,139)                                                                                        33,021,610
                                                                                                                    ---------------
PREFERRED STOCK--1.2%
Henkel KGaA                                                                                                 2,998           416,869
                                                                                                                    ---------------
Total Preferred Stock (Cost $295,124)
TOTAL UNAFFILIATED INVESTMENTS (Cost $31,291,263)                                                                        33,438,479
                                                                                                                    ---------------

AFFILIATED INVESTMENTS--0.6%                                                    Rate
                                                                                ----
Dreyfus Institutional Preferred Plus Money Market Fund (b)(c)
   (Cost $183,747)                                                              5.32%                     183,747           183,747
                                                                                                                    ---------------

TOTAL INVESTMENTS--100.9% (Cost $31,475,010)                                                                             33,622,226
                                                                                                                    ---------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(0.9)%                                                                              (268,725)
                                                                                                                    ---------------

NET ASSETS--100%                                                                                                    $    33,353,501
                                                                                                                    ===============

Notes to Schedule of Investments:

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At the period end, the value of these securities amounted to $847,544 or 2.5% of net assets.

(a)   Non-income producing security

(b)   Stated rate is the seven day yield for the fund at September 30, 2006.

(c)   Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

At September 30, 2006 the Fund held the following forward foreign currency exchange contracts:

                          Local
                        Principal    Contract         Value at         USD Amount    Unrealized
Contracts to Receive     Amount     Value Date   September 30, 2006    to Deliver   Gain/(Loss)
-----------------------------------------------------------------------------------------------
Euro                    1,186,649   11/15/2006      $ 1,508,706        $1,527,000   $   (18,294)
British Pound             202,481    10/2/2006          379,000           380,584        (1,584)
Norwegian Krone         4,767,786   10/13/2006          731,637           785,000       (53,363)
Singapore Dollar          119,425    10/2/2006           75,255            75,188            67
Swiss Franc               754,358   12/15/2006          608,055           628,000       (19,945)
                                                    -----------        ----------   -----------
                                                    $ 3,302,653        $3,395,772   $   (93,119)
                                                    ===========        ==========   ===========

                         Local
                       Principal     Contract         Value at         USD Amount    Unrealized
Contracts to Deliver     Amount     Value Date   September 30, 2006    to Receive      Gain
-----------------------------------------------------------------------------------------------
Japanese Yen           11,421,816     10/2/2006     $    96,750        $   97,386   $       636
Swiss Franc               366,938    12/15/2006         295,772           303,000         7,228
Thai Baht                 174,330     10/3/2006           4,640             4,640             0
                                                    -----------        ----------   -----------
                                                    $   397,162        $  405,026   $     7,864
                                                    ===========        ==========   ===========

                                                    Percentage of
               Economic Sector Allocation            Net Assets
               --------------------------------------------------
               Consumer Discretionary                   12.5%
               Consumer Staples                         17.1
               Energy                                    9.1
               Financials                               26.9
               Health Care                              11.1
               Industrials                               5.1
               Information Technology                    8.7
               Materials                                 3.0
               Telecommunication Services                4.9
               Utilities                                 1.9
               Short-term and Other Assets              (0.3)
                                                       -----
                                                       100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in securities, at value (Note 1A):
      Unaffiliated investments (cost $31,291,263)                                              $ 33,438,479
      Affiliated investments (Note 1H) (cost $183,747)                                              183,747
   Cash                                                                                              48,571
   Foreign currency, at value (cost $65,617)                                                         65,147
   Interest and dividends receivable                                                                 59,161
   Receivable for investments sold                                                                  237,511
   Unrealized appreciation on forward currency exchange contracts (Note 6)                            7,931
   Prepaid expenses                                                                                   3,901
                                                                                               ------------
      Total assets                                                                               34,044,448
Liabilities
   Payable for investments purchased                                               $ 498,963
   Unrealized depreciation on forward currency exchange contracts (Note 6)            93,186
   Accrued investment advisory fee (Note 2)                                           65,067
   Accrued professional fees                                                          25,393
   Accrued accounting, custody, administration and transfer agent fees (Note 2)        6,158
   Accrued trustees' fees (Note 2)                                                       812
   Accrued chief compliance officer fee (Note 2)                                         339
   Accrued shareholder reporting fee (Note 2)                                            300
   Other accrued expenses and liabilities                                                729
                                                                                   ---------
      Total liabilities                                                                             690,947
                                                                                               ------------
Net Assets                                                                                     $ 33,353,501
                                                                                               ============
Net Assets consist of:
   Paid-in capital                                                                             $ 31,100,305
   Accumulated net realized gain                                                                    224,963
   Distribution in excess of net investment income                                                  (35,934)
   Net unrealized appreciation                                                                    2,064,167
                                                                                               ------------
Total Net Assets                                                                               $ 33,353,501
                                                                                               ============
Shares of beneficial interest outstanding                                                         1,550,468
                                                                                               ============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                             $      21.51
                                                                                               ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                             Statement of Operations
        For the Period December 21, 2005 (commencement of operations) to
                               September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net of foreign witholding taxes $71,557)                                           $    652,365
   Dividend income from affiliated investments (Note 1H)                                                     34,545
   Securities lending income (Note 7)                                                                        17,414
                                                                                                       ------------
      Total investment income                                                                               704,324

Expenses
   Investment advisory fee (Note 2)                                                      $  202,648
   Accounting, custody, administration and transfer agent fees (Note 2)                      87,763
   Professional fees                                                                         48,455
   Registration fees                                                                         22,526
   Trustees' fees and expenses (Note 2)                                                       3,400
   Miscellaneous expenses                                                                    22,552
                                                                                         ----------
      Total expenses                                                                        387,344

Deduct:
   Waiver of invesment advisory fee (Note 2)                                                (96,038)
                                                                                         ----------
   Net Expenses                                                                                             291,306
                                                                                                       ------------
   Net investment income                                                                                    413,018
                                                                                                       ------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                           224,963
      Foreign currency transactions and forward foreign currency exchange transactions      101,355
                                                                                         ----------
         Net realized gain (loss)                                                                           326,318
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                         2,147,216
      Foreign currency translations and forward foreign currency exchange contracts         (83,049)
                                                                                         ----------
         Change in net unrealized appreciation (depreciation)                                             2,064,167
                                                                                                       ------------
   Net realized and unrealized gain (loss) on investments                                                 2,390,485
                                                                                                       ------------
Net Increase in Net Assets from Operations                                                             $  2,803,503
                                                                                                       ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 For the period
                                                                                December 21, 2005
                                                                                (commencement of
                                                                                 operations) to
                                                                               September 30, 2006
                                                                               ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                   $    413,018
   Net realized gain (loss)                                                            326,318
   Change in net unrealized appreciation (depreciation)                              2,064,167
                                                                                  ------------
   Net increase (decrease) in net assets from investment operations                  2,803,503
                                                                                  ------------

Distributions to Shareholders (Note 1C)
   From net investment income                                                         (464,918)
                                                                                  ------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                 31,000,100
   Dividend reinvestment                                                                14,918
   Cost of shares redeemed                                                                (102)
                                                                                  ------------
   Net increase (decrease) in net assets from Fund share transactions               31,014,916
                                                                                  ------------
Total Increase in Net Assets                                                        33,353,501

Net Assets
   At beginning of period                                                                   --
                                                                                  ------------
   At end of period [including accumulated net investment loss of ($35,934)]      $ 33,353,501
                                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                               For the period
                                                             December 21, 2005
                                                              (commencement of
                                                               operations) to
                                                             September 30, 2006
                                                             ------------------
Net Asset Value, Beginning of Period                            $   20.00
                                                                ---------
From Operations:
   Net investment income* (a)                                        0.27
   Net realized and unrealized gains (loss) on investments           1.54
                                                                ---------
Total from operations                                                1.81
                                                                ---------
Less Distributions to Shareholders:
   From net investment income                                       (0.30)
                                                                ---------
Total distributions to shareholders                                 (0.30)
                                                                ---------
Net Asset Value, End of Period                                  $   21.51
                                                                =========
Total Return (b)                                                     9.15%
Ratios/Supplemental data:
   Expenses (to average daily net assets)*                           1.15%(c)
   Net Investment Income (to average daily net assets)*              1.63%(c)
   Portfolio Turnover                                                  84%(d)
   Net Assets, End of Period (000's omitted)                    $  33,354

----------
* For the period indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (a)                          $    0.21
   Ratios (to average daily net assets):
      Expenses                                                       1.53%(c)
      Net investment income                                          1.25%(c)

(a)   Calculated based on average shares outstanding.

(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(c)   Computed on an annualized basis.

(d)   Not annualized.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Newton International Equity Fund (the "Fund"), which commenced operation on December 21, 2005, is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI
      EAFE) Index. The Fund may invest up to 20% of its assets in emerging market countries.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

      Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and foreign currency transactions.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      E. Foreign currency transactions

      The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates on the valuation date, normally as of 4 p.m. New York time. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      F. Foreign Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Newton Capital Management Ltd. ("Newton"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      I. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      J. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to Newton for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Newton voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.15% of the Fund's average daily net assets for the period December 21, 2005 to September 30, 2006. Pursuant to this agreement, for the period December 21, 2005 to September 30, 2006, Newton voluntarily waived $96,038 of its investment advisory fee. This arrangement is voluntary and temporary and may be discontinued or revised by Newton at any time.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Newton, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $5,572 for the period December 21, 2005 (commencement of operations) to September 30, 2006.

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Newton, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $82,191 for the period December 21, 2005 (commencement of operations) to September 30, 2006.

      The Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $7,396 for the period December 21, 2005 (commencement of operations) to September 30, 2006. See Note 7 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund was charged $3,115. No other director, officer or employee of Newton or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Newton or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Newton, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $300 for the period December 21, 2005 (commencement of operations) to September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund was not charged an administrative service fee.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period December 21, 2005 (commencement of operations) to September 30, 2006 were as follows:

                                                       Purchases        Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $ 58,242,409   $ 27,173,166
                                                     ============   ============

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                          For the period
                                                        December 21, 2005
                                                        (commencement of
                                                          operations) to
                                                        September 30, 2006
                                                        ------------------
      Shares sold                                            1,549,732
      Shares issued to shareholders
         reinvestment of distributions declared                    741
      Shares redeemed                                               (5)
                                                             ---------
      Net increase (decrease)                                1,550,468
                                                             =========

      At September 30, 2006, two shareholders of record held approximately 97% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund did not assess any redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, were as follows:

           Cost for federal income tax purposes         $  31,478,425
                                                        =============
           Gross unrealized appreciation                $   2,917,978
           Gross unrealized depreciation                     (774,177)
                                                        -------------
           Net unrealized appreciation (depreciation)   $   2,143,801
                                                        =============

           Undistributed ordinary income                      233,050
           Undistributed capital gains                             --
                                                        -------------
           Total distributable earnings                 $   2,376,851
                                                        =============

      Tax character of distributions paid for the period December 21, 2005 (commencement of operations) to September 30, 2006 was as follows:

                                                              2006
                                                            ---------

           Ordinary income                                  $ 464,918

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following financial instruments with off-balance sheet risk:

      Forward currency exchange contracts

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2006, the Fund held forward currency exchange contracts. See the Schedule of Investments for further details.

(7)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Fund loaned securities during the period December 21, 2005 (commencement of operations) to September 30, 2006 and earned interest on the invested collateral of $82,079 of which $64,665 was rebated to borrowers or paid in fees. At September 30, 2006, the Fund had no securities on loan.

(8)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each fund/portfolio to borrow, in the aggregate, up to $35 million. Interest is charged to each participating fund/portfolio based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. The Fund also paid an upfront fee equal to 0.015 of 1% of the committed line to become an eligible borrower on the credit facility. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the expense allocated to the Fund was $2,147.

      During the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund had average borrowings outstanding of $259,273 on a total of eleven days and incurred $418 of interest expense.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Newton International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newton International Equity Fund (the "Fund") at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 21, 2005 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                          Number of                       Trustee
                                                                     Principal          Portfolios in      Other       Remuneration
Name                                              Term of Office   Occupation(s)         Fund Complex  Directorships   (period ended
Address, and                     Position(s)      and Length of     During Past          Overseen by      Held by      September 30,
Date of Birth                  Held with Trust     Time Served        5 Years              Trustee        Trustee          2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                   Trustee       Trustee since   Chairman Emeritus,           32           None            $361
c/o Decision Resources, Inc.                      11/3/1986       Decision Resources,
260 Charles Street                                                Inc. ("DRI")
Waltham, MA 02453                                                 (biotechnology
9/30/40                                                           research and
                                                                  consulting firm);
                                                                  formerly Chairman of
                                                                  the Board and Chief
                                                                  Executive Officer,
                                                                  DRI

Caleb Loring III                    Trustee       Trustee since   Trustee, Essex               32           None            $383
c/o Essex Street Associates                       11/3/1986       Street Associates
P.O. Box 5600                                                     (family investment
Beverly, MA 01915                                                 trust office)
11/14/43

Benjamin M. Friedman                Trustee       Trustee since   William Joseph               32           None            $361
c/o Harvard University                            9/13/1989       Maier, Professor of
Littauer Center 127                                               Political Economy,
Cambridge, MA 02138                                               Harvard University
8/5/44

John H. Hewitt                      Trustee       Trustee since   Trustee, Mertens             32           None            $361
P.O. Box 2333                                     11/3/1986       House, Inc.
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and Chief          32           None            $  0
The Boston Company                 and Chief                      Operating Officer of
Asset Management, LLC          Executive Officer                  The Boston Company
One Boston Place                                                  Asset Management,
Boston, MA 02108                                                  LLC; formerly Senior
7/24/65                                                           Vice President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and Chief
                                                                  Financial Officer,
                                                                  MAM

Principal Officers who are Not Trustees

Name                                        Term of Office
Address, and                Position(s)      and Length of              Principal Occupation(s)
Date of Birth             Held with Trust     Time Served                 During Past 5 Years
----------------------------------------------------------------------------------------------------------------
Barbara A. McCann         Vice President    Since 2003       Senior Vice President and Head of Operations, Mellon
Mellon Asset Management    and Secretary                     Asset Management ("MAM"); formerly First Vice
One Boston Place                                             President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson        Vice President    Vice President   Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management    and Treasurer    since 1999;      Asset Management; formerly Assistant Vice President
One Boston Place                            Treasurer        and Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                            since 2002       Management Company, LLC
7/14/65

Denise B. Kneeland        Assistant Vice    Since 1996       Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management     President                        Mellon Asset Management; formerly Vice President and
One Boston Place                                             Manager, Mutual Fund Operations, Standish Mellon
Boston, MA 02108                                             Asset Management Company, LLC
8/19/51

Cara E. Hultgren          Assistant Vice    Since 2001       Assistant Vice President and Manager of Compliance,
Mellon Asset Management     President                        Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                             of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                             Representative, Standish Mellon Asset Management
1/19/71                                                      Company, LLC

Mary T. Lomasney               Chief        Since 2005       First Vice President, Mellon Asset Management and
Mellon Asset Management      Compliance                      Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place              Officer                        L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                             formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                       President, State Street Research & Management
                                                             Company ("SSRM"), and Vice President, SSRM

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

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6912AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                Mellon Equity
                                             Large Cap Growth Fund
--------------------------------------------------------------------------------
December 21, 2005 (commencement of
operations) to September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

The U.S. equity markets began the year with a modest rally as Ben Bernanke was received favorably in his new role as Chairman of the Board of Governors of the U.S. Federal Reserve, replacing his long-standing predecessor, Alan Greenspan. The hope that monetary policy would be eased was dampened quickly when the Federal Open Market Committee continued with its persistent policy of increasing short-term interest rates at the March meeting. Most U.S. equity market indices changed direction and flirted with or hit lows early in the third quarter. In August, Federal Reserve policy makers decided to pause in their more than two-year long campaign of raising interest rates. The pause in Fed policy combined with a significant pullback in the price of crude oil provided the catalyst for a broad based rally.

During the period December 21, 2005 (commencement of operations) to September 30, 2006, the Mellon Equity Large Cap Growth Fund had a total return of 1.81%, as compared to 2.97% for the Russell 1000 Growth Index, its benchmark, in an up market. Favorable returns in the consumer staples, financial, oil and gas, and technology sectors were the drivers of the Fund's performance. Our focus on cash flow and valuation attributes within the food and beverage and the tobacco industries added value in the consumer staples sector. Among technology shares, solid valuation and favorable market sentiment proved to be a winning combination of attributes. Within the oil and gas group, we succeeded by avoiding the negative returns associated with many of the oil service stocks in the benchmark peer group. Within financials, the attributes of attractive earnings relative to price and strong earnings momentum were rewarded. The Fund's holdings in the consumer cyclical and information services sectors did not keep pace with their peer groups in the benchmark and detracted from results.

The sector returns of the Russell 1000 Growth benchmark were somewhat divergent during the reporting period. Those groups of stocks that are generally considered defensive, such as utilities, telecom and the consumer oriented segments, provided leadership in terms of market performance. The oil and gas sector proved to be the laggard of the group given the pullback in the price of crude oil.

Our approach continues to involve the identification of those common stock attributes that are rewarded in a given market environment. We capture market themes among equities by emphasizing the optimal combination of fundamentally based characteristics to identify good stocks. In addition, we use a disciplined construction process that provides a portfolio that is broadly diversified across economic sectors.

/s/ Ronald P. Gala                      /s/ Jocelin A. Reed

Ronald P. Gala                          Jocelin A. Reed

                   Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

         Comparison of Change in Value of $100,000 Investment in Mellon
   Equity Large Cap Growth Fund and the Russell 1000 Growth Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                             Aggregate Total Return
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                      Since
                                    Inception
                                   12/21/2005
--------------------------------------------------------------------------------
Fund                                  1.81%

*     Source: Lipper Inc.

Aggregate total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Expenses Paid
                               Beginning           Ending         During Period+
                             Account Value     Account Value     April 1, 2006 to
                             April 1, 2006  September 30, 2006  September 30, 2006
----------------------------------------------------------------------------------
Actual                        $  1,000.00       $  1,001.10           $  4.77
Hypothetical (5% return
  per year before expenses)   $  1,000.00       $  1,020.31           $  4.81

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                             Percentage of
Top Ten Holdings*                                  Sector     Investments
--------------------------------------------------------------------------
Microsoft Corp.                                Technology          4.1%
Johnson & Johnson                             Health Care          3.7
General Electric Corp.                          Financial          2.9
Cisco Systems Inc.                             Technology          2.8
Pepsico, Inc.                            Consumer Staples          2.0
Amgen Inc.                                    Health Care          2.0
International Business Machines Corp.          Technology          1.9
United Technologies Corp.                     Industrials          1.7
UnitedHealth Group Inc.                       Health Care          1.7
Coca-Cola Co.                            Consumer Staples          1.6
                                                                  ----
                                                                  24.4%

*     Excludes short-term securities and cash collateral investments.

                                                Percentage of
Economic Sector Allocation*                       Net Assets
-------------------------------------------------------------
Consumer Cyclical                                    11.0%
Consumer Hard Goods                                   2.1
Consumer Staples                                      7.7
Financial                                             9.4
Health Care                                          18.7
Industrials                                           9.0
Information                                           8.7
Materials                                             3.9
Oil & Gas Producer                                    3.5
Technology                                           24.7
Telecommunications                                    0.7
Utilities                                             1.0
Short-term and Other Assets                          (0.4)
                                                    -----
                                                    100.0%

The Fund is actively managed. Current holdings maybe different than those presented above.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--100.8%

EQUITIES--100.4%

Consumer Cyclical--11.0%
Aeropostale, Inc. (a)                                                                                         350   $        10,231
Best Buy Co., Inc.                                                                                            550            29,458
Claire's Stores, Inc.                                                                                         500            14,580
Coach, Inc. (a)                                                                                               300            10,320
Costco Wholesale Corp.                                                                                        400            19,872
CVS Corp.                                                                                                     800            25,696
Hilton Hotels Corp.                                                                                           400            11,140
Lowe's Companies, Inc.                                                                                        400            11,224
Michaels Stores, Inc.                                                                                         300            13,062
NIKE, Inc.                                                                                                    100             8,762
Nordstrom, Inc.                                                                                               400            16,920
Office Depot, Inc. (a)                                                                                        300            11,910
Sears Holdings Corp. (a)                                                                                      200            31,618
Starbucks Corp. (a)                                                                                           750            25,538
Target Corp.                                                                                                  300            16,575
Wal-Mart Stores, Inc.                                                                                         450            22,194
                                                                                                                    ---------------
                                                                                                                            279,100
                                                                                                                    ---------------

Consumer Hard Goods--2.1%
Cummins, Inc.                                                                                                 150            17,885
Harley-Davidson, Inc.                                                                                         400            25,100
Johnson Controls, Inc.                                                                                        150            10,761
                                                                                                                    ---------------
                                                                                                                             53,746
                                                                                                                    ---------------

Consumer Staples--7.7%
Anheuser Busch Co.                                                                                            550            26,131
Coca-Cola Co./The                                                                                             900            40,212
Kimberly-Clark Corp.                                                                                          300            19,608
Kraft Foods, Inc. (b)                                                                                         300            10,698
Loews Corp.--Carolina Group                                                                                   300            16,617
Pepsico, Inc.                                                                                                 800            52,208
Procter & Gamble Co.                                                                                          300            18,594
Reynolds American, Inc.                                                                                       200            12,394
                                                                                                                    ---------------
                                                                                                                            196,462
                                                                                                                    ---------------

Financial--9.4%
Allstate Corp.                                                                                                200            12,546
Bank of America Corp.                                                                                         300            16,071
Capital One Financial Corp.                                                                                   100             7,866
Franklin Resources, Inc.                                                                                      200            21,150
General Electric Corp.                                                                                      2,100            74,130
Goldman Sachs Group, Inc.                                                                                     200            33,834
Host Hotels and Resorts, Inc.                                                                                 300             6,879

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financial (continued)
Merrill Lynch & Co., Inc.                                                                                     200   $        15,644
Metlife, Inc.                                                                                                 250            14,170
Morgan Stanley                                                                                                200            14,582
Public Storage, Inc.                                                                                          100             8,599
Wells Fargo & Co.                                                                                             400            14,472
                                                                                                                    ---------------
                                                                                                                            239,943
                                                                                                                    ---------------

Health Care--18.7%
Aetna, Inc.                                                                                                   650            25,708
Amerisourcebergen Corp.                                                                                       400            18,080
Amgen, Inc. (a)                                                                                               700            50,071
Becton Dickinson & Co.                                                                                        500            35,335
Biogen Idec, Inc. (a)                                                                                         200             8,936
Caremark Rx, Inc.                                                                                             300            17,001
Cigna Corp.                                                                                                   100            11,632
Genentech, Inc. (a)                                                                                           100             8,270
Gilead Sciences, Inc. (a)                                                                                     400            27,480
Johnson & Johnson                                                                                           1,450            94,163
Laboratory Corp. of America Holdings (a)                                                                      350            22,950
Medtronic, Inc.                                                                                               700            32,508
Pfizer, Inc.                                                                                                  600            17,016
Quest Diagnostics, Inc.                                                                                       200            12,232
St. Jude Medical, Inc.                                                                                        300            10,587
UnitedHealth Group, Inc.                                                                                      900            44,280
Wyeth                                                                                                         600            30,504
Zimmer Holdings, Inc. (a)                                                                                     100             6,750
                                                                                                                    ---------------
                                                                                                                            473,503
                                                                                                                    ---------------

Industrials--9.0%
Burlington Northern Santa Fe Corp.                                                                            200            14,688
CH Robinson Worldwide, Inc.                                                                                   300            13,374
Emerson Electric Co.                                                                                          300            25,158
FedEx Corp.                                                                                                   200            21,736
Fluor Corp.                                                                                                   200            15,378
Graco, Inc.                                                                                                   400            15,624
Manpower, Inc.                                                                                                200            12,254
Parker Hannifin Corp.                                                                                         200            15,546
Raytheon Co.                                                                                                  400            19,204
The Boeing Co.                                                                                                400            31,540
United Technologies Corp.                                                                                     700            44,345
                                                                                                                    ---------------
                                                                                                                            228,847
                                                                                                                    ---------------

Information--8.7%
Accenture Ltd.                                                                                                400            12,684
Cognizant Technology Solutions Corp. (a)                                                                      200            14,812
eBay, Inc. (a)                                                                                                650            18,434

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Information (continued)
Equifax, Inc.                                                                                                 400   $        14,684
Google, Inc. (a)                                                                                              100            40,190
McGraw-Hill Co., Inc.                                                                                         450            26,114
Moody's Corp.                                                                                                 300            19,614
News Corp.                                                                                                    700            13,755
Omnicom Group                                                                                                 200            18,720
Time Warner, Inc.                                                                                             800            14,584
Verisign, Inc. (a)                                                                                            500            10,100
Walt Disney Co.                                                                                               600            18,546
                                                                                                                    ---------------
                                                                                                                            222,237
                                                                                                                    ---------------

Materials--3.9%
3M Co.                                                                                                        500            37,210
E.I. Du Pont de Nemours & Co.                                                                                 400            17,136
Monsanto Co.                                                                                                  400            18,804
Nucor Corp.                                                                                                   200             9,898
Phelps Dodge Corp.                                                                                            200            16,940
                                                                                                                    ---------------
                                                                                                                             99,988
                                                                                                                    ---------------

Oil & Gas Producer --3.5%
Baker Hughes,Inc.                                                                                             200            13,640
ConocoPhillips                                                                                                400            23,812
Exxon Mobil Corp.                                                                                             300            20,130
Marathon Oil Corp.                                                                                            200            15,380
Tesoro Corp.                                                                                                  100             5,798
Valero Energy Corp.                                                                                           200            10,294
                                                                                                                    ---------------
                                                                                                                             89,054
                                                                                                                    ---------------

Technology--24.7%
Altera Corp. (a)                                                                                              550            10,109
Amphenol Corp.                                                                                                350            21,676
Apple Computer, Inc. (a)                                                                                      500            38,515
Applied Materials, Inc.                                                                                     1,150            20,390
Autodesk, Inc. (a)                                                                                            300            10,434
Broadcom Corp. (a)                                                                                            300             9,102
Cisco Systems, Inc. (a)                                                                                     3,100            71,300
Danaher Corp.                                                                                                 300            20,601
EMC Corp.                                                                                                   1,650            19,767
Harris Corp.                                                                                                  400            17,796
Hewlett-Packard Co.                                                                                         1,000            36,690
Intel Corp.                                                                                                 1,400            28,798
International Business Machines Corp.                                                                         600            49,164
Linear Technology Corp.                                                                                       400            12,448
Microsoft Corp.                                                                                             3,800           103,854
Motorola, Inc.                                                                                             1,150            28,750

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Technology (continued)
National Semiconductor Corp.                                                                                  400   $         9,412
Nokia OYJ ADR                                                                                                 750            14,768
Oracle Corp. (a)                                                                                            1,750            31,045
QLogic Corp. (a)                                                                                              650            12,285
Qualcomm, Inc.                                                                                                800            29,080
Texas Instruments, Inc.                                                                                       900            29,925
                                                                                                                    ---------------
                                                                                                                            625,909
                                                                                                                    ---------------

Telecommunications--0.7%
NII Holdings, Inc. (a)                                                                                        300            18,648
                                                                                                                    ---------------

Utilities--1.0%
American Electric Power Co., Inc.                                                                             200             7,274
TXU Corp.                                                                                                     300            18,751
                                                                                                                    ---------------
                                                                                                                             26,025
                                                                                                                    ---------------
TOTAL EQUITIES (Cost $2,456,869)                                                                                          2,553,462
                                                                                                                    ---------------

INVESTMENT OF CASH COLLATERAL--0.4%                                             Rate
                                                                                ----
BlackRock Cash Strategies L.L.C. (c) (Cost $11,100)                             5.35%                      11,100            11,100
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $2,467,969)                                                                          2,564,562
                                                                                                                    ---------------

TOTAL INVESTMENTS--100.8% (Cost $2,467,969)                                                                               2,564,562
                                                                                                                    ---------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(0.8)%                                                                               (18,992)
                                                                                                                    ---------------

NET ASSETS--100.0%                                                                                                  $     2,545,570
                                                                                                                    ===============

Notes to Schedule of Investments:

ADR--American Depoistory Receipt

(a)   Non-income producing security.

(b)   Security, or a portion of thereof, was on loan at September 30,2006.

(c)   Stated rate is the seven day yield for the fund at September 30, 2006.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in securities, at value (Note 1A) (including securities on loan, valued at
     $10,698 (Note 6)):
     Unaffiliated investments (cost $2,467,969)                                                                  $   2,564,562
   Receivable from Investment Advisor                                                                                   22,039
   Interest and dividends receivable                                                                                     2,337
   Prepaid expenses                                                                                                      7,689
                                                                                                                 -------------
     Total assets                                                                                                    2,596,627
Liabilities
   Due to Custodian                                                                              $       9,394
   Collateral for securities on loan (Note 6)                                                           11,100
   Accrued professional fees                                                                            23,803
   Accrued accounting, custody, administration and transfer agent fees (Note 2)                          4,812
   Accrued trustees' fees (Note 2)                                                                         530
   Accrued chief compliance officer fee (Note 2)                                                           339
   Accrued shareholder reporting fee (Note 2)                                                              300
   Accrued registration fee                                                                                 83
   Other accrued expenses and liabilities                                                                  696
                                                                                                 -------------
     Total liabilities                                                                                                  51,057
                                                                                                                 -------------
Net Assets                                                                                                       $   2,545,570
                                                                                                                 =============
Net Assets consist of:
   Paid-in capital                                                                                               $   2,505,000
   Accumulated net realized loss                                                                                       (60,121)
   Undistributed net investment income                                                                                   4,098
   Net unrealized appreciation                                                                                          96,593
                                                                                                                 -------------
Total Net Assets                                                                                                 $   2,545,570
                                                                                                                 =============
Shares of beneficial interest outstanding                                                                              125,262
                                                                                                                 =============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                               $       20.32
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                             Statement of Operations
        For the Period December 21, 2005 (commencement of operations) to
                               September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net foreign witholding taxes $50)                                                            $      24,368
   Dividend income from affiliated investments (Note 1F)                                                                 2,674
   Interest income                                                                                                         270
   Securities lending income (Note 6)                                                                                       46
                                                                                                                 -------------
     Total investment income                                                                                            27,358

Expenses
   Investment advisory fee (Note 2)                                                              $      12,494
   Accounting, custody, administration and transfer agent fees (Note 2)                                 44,380
   Professional fees                                                                                    41,085
   Registration fees                                                                                    18,008
   Trustees' fees and expenses (Note 2)                                                                  1,890
   Insurance expense                                                                                       917
   Miscellaneous expenses                                                                               16,885
                                                                                                 -------------
     Total expenses                                                                                    135,659

Deduct:
   Waiver of investment advisory fee (Note 2)                                                          (12,494)
   Reimbursement of Fund operating expenses (Note 2)                                                  (104,905)
                                                                                                 -------------
     Total expense deduction                                                                          (117,399)
                                                                                                 -------------
     Net Expenses                                                                                                       18,260
                                                                                                                 -------------
       Net investment income                                                                                             9,098
                                                                                                                 -------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                                                       (60,121)
   Change in unrealized appreciation (depreciation) on:
     Investments                                                                                                        96,593
                                                                                                                 -------------
       Net realized and unrealized gain (loss) on investments                                                           36,472
                                                                                                                 -------------
Net Increase in Net Assets from Operations                                                                       $      45,570
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         For the period
                                                                       December 21, 2005
                                                                        (commencement of
                                                                         operations) to
                                                                       September 30, 2006
                                                                       ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                          $       9,098
   Net realized gain (loss)                                                    (60,121)
   Change in net unrealized appreciation (depreciation)                         96,593
                                                                         -------------
   Net increase (decrease) in net assets from investment operations             45,570
                                                                         -------------

Distributions to Shareholders (Note 1C)
   From net investment income                                                   (5,000)
                                                                         -------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                          2,500,000
   Dividend reinvestment                                                         5,000
                                                                         -------------
   Net increase (decrease) in net assets from Fund share transactions        2,505,000
                                                                         -------------

Total Increase in Net Assets                                                 2,545,570
   Net Assets
   At beginning of period                                                           --
                                                                         -------------
   At end of period (including net investment income of $4,098)          $   2,545,570
                                                                         =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                         For the period
                                                                       December 21, 2005
                                                                        (commencement of
                                                                         operations) to
                                                                       September 30, 2006
                                                                       ------------------
Net Asset Value, Beginning of Period                                     $    20.00
                                                                         ----------
From Operations:
   Net investment income* (a)                                                  0.07
   Net realized and unrealized gains (loss) on investments                     0.29
                                                                         ----------
Total from operations                                                          0.36
                                                                         ----------
Less Distributions to Shareholders:
   From net investment income                                                 (0.04)
                                                                         ----------
Total distributions to shareholders                                           (0.04)
                                                                         ----------
Net Asset Value, End of Period                                           $    20.32
                                                                         ==========
Total Return (b)                                                               1.81%
Ratios/Supplemental data:
   Expenses (to average daily net assets)*                                     0.95%(c)
   Net Investment Income (to average daily net assets)*                        0.47%(c)
   Portfolio Turnover                                                            23%(d)
   Net Assets, End of Period (000's omitted)                             $    2,546

----------
* For the period indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income (loss) per share (a)                         $    (0.87)
      Ratios (to average daily net assets):
        Expenses                                                               7.06%(c)
        Net investment income (loss)                                          (5.64)%(c)

(a)   Calculated based on average shares outstanding.

(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(c)   Computed on an annualized basis.

(d)   Not annualized.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Mellon Equity Large Cap Growth Fund (the "Fund"), which commenced operation on December 21, 2005, is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of large capitalization companies that have total market capitalizations within the range of capitalizations of the companies in the top 70% of the Russell 1000 Growth Index at the time of purchase.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for post-October losses and capital loss carryovers.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Affiliated issuers

      Affiliated issuers are investment companies advised by Mellon Equity Associates, LLP ("Mellon Equity"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

      H. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to Mellon Equity for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.65% of the Fund's average daily net assets. Mellon Equity voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.95% of the Fund's average daily net assets for the period December 21, 2005 (commencement of operations) to September 30, 2006. Pursuant to this arrangement, for the period December 21, 2005 (commencement of operations) to September 30, 2006, Mellon Equity voluntarily waived its investment advisory fee in the amount of $12,494 and reimbursed the Fund for $104,905 of its operating expenses. This arrangement is voluntary and temporary and may be discontinued or revised by Mellon Equity at any time.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Mellon Equity, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $5,054 for the period December 21, 2005 (commencement of operations) to September 30, 2006.

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Mellon Equity, to provide custody, administration and fund accounting services for the Fund. For these services, the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $39,326 for the period December 21, 2005 (commencement of operations) to September 30, 2006.

      The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $19 for the period December 21, 2005 (commencement of operations) to September 30, 2006. See Note 6 for further details.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund was charged $3,115. No other director, officer or employee of Mellon Equity or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Mellon Equity or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $300 for the period December 21, 2005 (commencement of operations) to September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administration service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund was not charged an administrative service fee.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period December 21, 2005 (commencement of operations) to September 30, 2006 were as follows:

                                                       Purchases       Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $  3,086,890   $    569,900
                                                     ============   ============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                         For the period
                                                        December 21, 2005
                                                        (commencement of
                                                         operations) to
                                                       September 30, 2006
                                                       ------------------
         Shares sold                                         125,000
         Shares issued to shareholders
            reinvestment of distributions declared               262
                                                             -------
         Net increase (decrease)                             125,262
                                                             =======

      At September 30, 2006, one shareholder of record (MBC Investments Corp., a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of the Fund) held 100% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund did not assess any redemption fees.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Federal Taxes:

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, was as follows:

         Cost for federal income tax purposes            $   2,481,355
                                                         -------------
         Gross unrealized appreciation                   $     185,492
         Gross unrealized depreciation                         (88,899)
                                                         -------------
         Net unrealized appreciation (depreciation)      $      96,593
                                                         =============

         Undistributed ordinary income                           4,098
         Undistributed capital gains                                --
                                                         -------------
         Total distributable earnings                    $     100,691
                                                         =============

      Tax character of distributions paid for the period December 21, 2005 (commencement of operations) to September 30, 2006 were as follows:

                                                              2006
                                                         -------------
         Ordinary income                                 $       5,000

      The Fund elected to defer to its fiscal year ended September 30, 2007 $60,121 of capital losses recognized during the period December 21, 2005 (commencement of operations) to September 30, 2006.

(6)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Fund loaned securities during the period December 21, 2005 (commencement of operations) to September 30, 2006 and earned interest on the invested collateral of $1,029 of which $983 was rebated to borrowers or paid in fees. At September 30, 2006, the Fund had securities valued at $10,698 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each fund/portfolio to borrow, in the aggregate, up to $35 million. Interest is charged to each participating fund/portfolio based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. The Fund also paid an upfront fee equal to 0.015 of 1% of the committed line to become an eligible borrower on the credit facility. For the period December 21, 2005 (commencement of operations) to September 30, 2006, the expense allocated to the Fund was $1,777.

      During the period December 21, 2005 (commencement of operations) to September 30, 2006, the Fund had average borrowings outstanding of $6,200 for a total of five days and incurred $4 of interest expense.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Mellon Equity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Equity Large Cap Growth Fund (the "Fund") at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 21, 2005 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                         Number of                      Trustee
                                                                       Principal       Portfolios in      Other       Remuneration
Name                                              Term of Office     Occupation(s)     Fund Complex   Directorships  (period ended
Address, and                     Position(s)       and Length of      During Past       Overseen by      Held by     September 30,
Date of Birth                  Held with Trust      Time Served         5 Years           Trustee        Trustee         2006)
----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman Emeritus,        32            None            $260
c/o Decision Resources, Inc.                      11/3/1986       Decision Resources,
260 Charles Street                                                Inc. ("DRI")
Waltham, MA 02453                                                 (biotechnology
9/30/40                                                           research and
                                                                  consulting firm);
                                                                  formerly Chairman
                                                                  of the Board and
                                                                  Chief Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex            32            None            $261
c/o Essex Street Associates                       11/3/1986       Street Associates
P.O. Box 5600                                                     (family investment
Beverly, MA 01915                                                 trust office)
11/14/43

Benjamin M. Friedman               Trustee        Trustee since   William Joseph            32            None            $260
c/o Harvard University                            9/13/1989       Maier, Professor of
Littauer Center 127                                               Political Economy,
Cambridge, MA 02138                                               Harvard University
8/5/44

John H. Hewitt                     Trustee        Trustee since   Trustee, Mertens          32            None            $260
P.O. Box 2333                                     11/3/1986       House, Inc.
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and Chief       32            None            $  0
The Boston Company                 and Chief                      Operating Officer
Asset Management, LLC          Executive Officer                  of The Boston
One Boston Place                                                  Company Asset
Boston, MA 02108                                                  Management, LLC;
7/24/65                                                           formerly Senior
                                                                  Vice President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and Chief
                                                                  Financial Officer,
                                                                  MAM

Principal Officers who are Not Trustees

Name                                        Term of Office
Address, and                Position(s)      and Length of                   Principal Occupation(s)
Date of Birth             Held with Trust     Time Served                      During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Barbara A. McCann          Vice President   Since 2003       Senior Vice President and Head of Operations, Mellon
Mellon Asset Management    and Secretary                     Asset Management ("MAM"); formerly First Vice
One Boston Place                                             President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson         Vice President   Vice President   Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management    and Treasurer    since 1999;      Asset Management; formerly Assistant Vice President and
One Boston Place                            Treasurer        Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                            since 2002       Management Company, LLC
7/14/65

Denise B. Kneeland         Assistant Vice   Since 1996       Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management      President                       Mellon Asset Management; formerly Vice President and
One Boston Place                                             Manager, Mutual Fund Operations, Standish Mellon Asset
Boston, MA 02108                                             Management Company, LLC
8/19/51

Cara E. Hultgren           Assistant Vice   Since 2001       Assistant Vice President and Manager of Compliance,
Mellon Asset Management       President                      Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                             Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                             Representative, Standish Mellon Asset Management
1/19/71                                                      Company, LLC

Mary T. Lomasney                Chief       Since 2005       First Vice President, Mellon Asset Management and Chief
Mellon Asset Management      Compliance                      Compliance Officer, Mellon Funds Distributor, L.P. and
One Boston Place               Officer                       Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                             Director, Blackrock, Inc., Senior Vice President, State
4/8/57                                                       Street Research & Management Company ("SSRM"), and Vice
                                                             President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6913AR0906

                                              [LOGO] Mellon
                                                     --------------------------
                                                     Mellon Institutional Funds

Annual Report                               The Boston Company
                                            Emerging Markets Core Equity Fund
--------------------------------------------------------------------------------

July 10, 2006 (commencement of
operations) to September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick  J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

The Boston Company Emerging Markets Core Equity Fund began operations on July 10, 2006. The Fund's return since inception to September 30, 2006 was 2.75%, slightly trailing the 5.01% return of its benchmark, the Morgan Stanley Capital International Emerging Index.

It was not a bad time to launch the Fund, as investor confidence returned following a weak period in the markets from mid-May to mid-June. This renewed optimism was based on positive reactions to the U.S. Federal Reserve Board's pausing in its interest rate hikes, a softening of the U.S. housing market, a decline in oil prices and in intermediate-term interest rates. Returns for the Fund during this period were mostly positive, but the dispersion of returns was quite wide. Egypt was the best performing market gaining over 30%, while Argentina was the worst, falling more than 6%. Among sectors, Telecommunication services was the best performing sector gaining 15.5%, while Energy was the worst performing sector falling 3.2%.

The Fund's underperformance as compared to the benchmark was attributable primarily to poor stock selection in South Korea, where we trailed the Index by over 4%, and in the financials sector, where the negative spread versus the Index was almost 7%. Helping to offset these weak results were good stock selections in Taiwan and Thailand with each country contributing 0.5% of performance in excess of the benchmark. The brightest spot among the sectors was in Materials, where we posted a 4.3% gain compared to a loss of 1.8% for the benchmark.

The global economy continues to grow, but at a more moderate pace. This has been well received by the markets as it has allowed the Fed to stop their rate increases, and has allowed investors to begin forecasting rate cuts over the next 12 to 18 months. With intermediate- and long-term rates still at low levels relative to recent history, and with liquidity plentiful, M&A activity is very brisk. This generally is a good environment for equity investors, although geo-political risks are running high. We expect modest positive returns over the intermediate- to long-term, but with the type of volatile periods we witnessed from May to June this year. Regardless of the environment, our task is to buy stocks that we believe combine above average business momentum with below average valuations. We will not deviate from pursuing that strategy.

/s/ Daniel B. LeVan                           /s/ Peter J. Collins

Daniel B. LeVan                               Peter J. Collins

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                Comparison of Change in Value of $100,000 Investment in
            The Boston Company Emerging Markets Core Equity Fund and
   the Morgan Stanley Capital International Emerging Markets Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                             Aggregate Total Return
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                      Since
                                    Inception
                                    7/10/2006
--------------------------------------------------------------------------------
Fund                                  2.75%

*     Source: Lipper Inc.

Aggregate total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 10, 2006 (commencement of operations) to September 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                       Expenses Paid During
                                                                      Period+ July 10, 2006
                                 Beginning            Ending              (commencement
                               Account Value       Account Value        of operations) to
                               July 10, 2006    September 30, 2006      September 30, 2006
-------------------------------------------------------------------------------------------
Actual                         $    1,000.00       $    1,027.50            $    3.34
Hypothetical (5% return
  per year before expenses)    $    1,000.00       $    1,017.80            $    7.33

----------
+ The "Actual" expense calculation is equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 83/365 (to reflect the number of days from commencement of operations to September 30, 2006). The "Hypothetical" expense calculation is equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                    Percentage of
Top Ten Holdings*                           Country                        Sector    Investments
-------------------------------------------------------------------------------------------------
Oao Gazprom ADR                              Russia                        Energy        3.6%
China Mobile Ltd.                         Hong Kong   Telecommunications Services        3.2
Samsung Electronics Co., Ltd.           South Korea        Information Technology        2.9
PetroChina Co., Ltd.                          China                        Energy        2.6
Lukoil--ADR                                  Russia                        Energy        2.6
China Overseas Land & Investment Ltd.     Hong Kong                    Financials        2.4
Fomento Economico Mexicano ADR               Mexico              Consumer Staples        2.3
Digi.com BHD                               Malaysia   Telecommunications Services        2.2
Kookmin Bank                            South Korea                    Financials        2.2
Catcher Technology Co., Ltd.                 Taiwan        Information Technology        2.2
                                                                                        ----
                                                                                        26.2%

*     Excludes short-term securities and investment of cash collateral.

                                              Percentage of
Geographic Region Allocation*                  Investments
-----------------------------------------------------------
Europe ex U.K.                                     15.1%
Asia ex Japan                                      55.6
Americas ex U.S.                                   16.8
Middle East/Africa                                 12.5
                                                  -----
                                                  100.0%

*     Excludes short-term securities and cash collateral investments.

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENT--98.6%

EQUITIES--97.3%

Brazil--8.3%
Banco do Brasil SA                                                                                          3,000   $        65,581
Banco Nossa Caixa SA (a)                                                                                    3,000            59,823
Brasil Telecom SA (a)                                                                                  12,100,000            43,435
Companhia Paranaense de Energia-Copel (a)                                                               5,100,000            57,504
NET Servicos de Comunicacao SA (a)                                                                          3,493            31,411
Petroleo Brasileiro SA (a)                                                                                  4,700            87,796
Tam SA--ADR (a)                                                                                             1,400            44,660
Usinas Siderurgicas de Minas Gerais Prefunded A (a)                                                         2,700            80,768
                                                                                                                    ---------------
                                                                                                                            470,978
                                                                                                                    ---------------

Chile--0.9%
Lan Airlines SA--ADR                                                                                        1,400            53,354
                                                                                                                    ---------------

China--5.1%
China Oilfield Services Ltd.                                                                               52,000            27,968
China Petroleum & Chemical Corp.                                                                          182,000           113,073
PetroChina Co., Ltd.                                                                                      136,000           146,293
                                                                                                                    ---------------
                                                                                                                            287,334
                                                                                                                    ---------------

Czech Republic--1.6%
CEZ A.S                                                                                                     2,630            93,250
                                                                                                                    ---------------

Egypt--0.7%
Vodafone Egypt Telecommunications Co.                                                                       2,452            41,353
                                                                                                                    ---------------

Hong Kong--6.0%
China Mobile Ltd.                                                                                          25,000           176,660
China Overseas Land & Investment Ltd..                                                                    174,000           134,234
China Resources Power Holdings Co., Ltd.                                                                   30,000            31,731
                                                                                                                    ---------------
                                                                                                                            342,625
                                                                                                                    ---------------

Hungary--2.5%
Egis Nyrt.                                                                                                    400            55,853
MOL Hungarian Oil and Gas Nyrt.                                                                               920            83,928
                                                                                                                    ---------------
                                                                                                                            139,781
                                                                                                                    ---------------

India--4.1%
Grasim Industries Ltd.                                                                                      1,100            60,663
Mahindra & Mahindra Ltd.                                                                                    6,900           102,505
Tata Consultancy Services Ltd.                                                                              3,200            71,441
                                                                                                                    ---------------
                                                                                                                            234,609
                                                                                                                    ---------------

Indonesia--1.3%
PT Indofood Sukses Makmur Tbk                                                                             330,000            44,886
PT Telekomunikasi Indonesia                                                                                32,000            29,423
                                                                                                                    ---------------
                                                                                                                             74,309
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Israel--3.8%

Bank of Hapoalim BM                                                                                        16,775   $        79,337
Nice Systems Ltd.--ADR (a)                                                                                  2,500            69,175
Orbotech Ltd.--ADR                                                                                          1,300            30,810
Teva Pharmaceutical--ADR                                                                                    1,100            37,499
                                                                                                                    ---------------
                                                                                                                            216,821
                                                                                                                    ---------------

Malaysia--4.6%
Digi.com BHD (a)                                                                                           36,500           123,779
Kuala Lumpur Kepong Berhad                                                                                  9,500            28,093
RHB Capital BHD                                                                                            98,900            76,201
Tenaga Nasional Berhad                                                                                     11,800            31,053
                                                                                                                    ---------------
                                                                                                                            259,126
                                                                                                                    ---------------

Mexico--7.3%
Alfa SA de CV                                                                                              15,300            83,679
Cemex S.A. de C.V.--ADR                                                                                     1,800            54,144
Consorcio ARA, S.A. de C.V                                                                                  6,900            33,907
Fomento Economico Mexicano--ADR                                                                             1,300           126,022
Grupo Mexico SA de CV                                                                                      36,900           115,634
                                                                                                                    ---------------
                                                                                                                            413,386
                                                                                                                    ---------------

Philippines--0.9%
Globe Telecom, Inc (e)                                                                                      2,420            52,189
                                                                                                                    ---------------

Poland--2.0%
BRE Bank SA (a)                                                                                               465            35,808
KGHM Polska Miedz SA                                                                                        2,381            76,613
                                                                                                                    ---------------
                                                                                                                            112,421
                                                                                                                    ---------------

Russia--8.9%
GMK Norilsk Nickel--ADR                                                                                       900           117,000
Lukoil--ADR                                                                                                 1,900           143,450
Oao Gazprom--ADR                                                                                            4,700           203,510
Surgutneftegaz OJSC--ADR                                                                                      700            45,430
                                                                                                                    ---------------
                                                                                                                            509,390
                                                                                                                    ---------------

South Africa--7.7%
Anglo Platinum Ltd.                                                                                           271            27,427
Foschini Ltd.                                                                                               8,442            49,939
Investec Ltd.                                                                                               9,740            91,185
Metropolitan Holdings Ltd.                                                                                 25,542            40,237
Mittal Steel South Africa Ltd.                                                                              8,366            84,454
Sasol Ltd.                                                                                                    758            24,954
Telkom SA Ltd.                                                                                              4,329            74,876
Truworths International Ltd.                                                                               14,719            44,122
                                                                                                                    ---------------
                                                                                                                            437,194
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
South Korea--19.2%
CJ Corp.                                                                                                      255   $        28,175
Daegu Bank                                                                                                  7,000           117,308
Daewoo Engineering and Construction Co., Ltd.                                                               3,360            63,946
GS Engineering and Construction Corp.                                                                         866            60,615
Hanmi Pharm Co., Ltd.                                                                                         465            47,936
Honam Petrochemical Corp.                                                                                     870            54,272
Hynix Semiconductor, Inc. (a)                                                                                 700            27,606
Hyundai Department Store Co., Ltd.                                                                            590            42,419
Hyundai Heavy Industries                                                                                      425            58,866
Hyundai Mobis                                                                                                 500            51,438
Kookmin Bank                                                                                                1,569           123,755
KT Corp.                                                                                                      650            28,040
POSCO                                                                                                         140            36,266
Pusan Bank                                                                                                  5,300            65,564
Samsung Electro-Mechanics Co., Ltd. (a)                                                                     1,050            43,297
Samsung Electronics Co., Ltd.                                                                                 228           160,068
Shinhan Financial Group Co., Ltd.                                                                             970            43,741
SK Corp.                                                                                                      630            41,898
                                                                                                                    ---------------
                                                                                                                          1,095,210
                                                                                                                    ---------------

Taiwan--11.6%
Advanced Semiconductor Engineering, Inc                                                                    65,000            60,403
Asia Cement Corp.                                                                                         133,640            96,928
Catcher Technology Co., Ltd.                                                                               14,271           122,483
China Development Financial Holding Corp.                                                                 148,320            61,632
Delta Electronics, Inc                                                                                     14,000            40,193
High Tech Computer Corp.                                                                                    4,440           117,541
ProMOS Technologies, Inc                                                                                   99,000            38,894
Taiwan Semiconductor Manufacturing Co., Ltd.--ADR                                                           6,100            58,560
Unimicron Technology Corp.                                                                                 22,600            27,934
Wistron Corp.                                                                                              32,211            36,553
                                                                                                                    ---------------
                                                                                                                            661,121
                                                                                                                    ---------------

Thailand--0.8%
Thai Airways International Public Co., Ltd.                                                                36,900            45,355
                                                                                                                    ---------------
Total Equities (Cost $5,372,009)                                                                                          5,539,806
                                                                                                                    ---------------

EXCHANGE TRADED FUNDS--0.9%
iShares MSCI Emerging Markets Index (a)(b)                                                                    200            19,354
iShares MSCI India (a)                                                                                      7,100            35,358
                                                                                                                    ---------------
Total Exchange Trades Funds (Cost $53,476)                                                                                   54,712
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                        Rate                       Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL--0.4%
BlackRock Cash Strategies L.L.C. (c)
   (Cost $20,000)                                                               5.35%                      20,000   $        20,000
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $5,445,485)                                                                          5,614,518
                                                                                                                    ---------------

AFFILIATED INVESTMENTS--0.5%
Dreyfus Institutional Preferred Plus Money Market Fund (c)(d)                   5.32%                      28,826            28,826
   (Cost $28,826)                                                                                                   ---------------

TOTAL INVESTMENTS--99.1% (Cost $5,474,311)                                                                                5,643,344
                                                                                                                    ---------------
OTHER ASSETS, LESS LIABILITIES--0.9%                                                                                         49,782
                                                                                                                    ---------------
NET ASSETS--100.0%                                                                                                  $     5,693,126
                                                                                                                    ===============

Notes to Schedule of Investments:

ADR--American Depositary Receipts

OJSC--Open Joint Stock Company

(a)   Non-income producing security.

(b)   Security, or a portion of thereof, was on loan at September 30, 2006.

(c)   Stated rate is the seven day yield for the fund at September 30, 2006.

(d)   Affiliated institutional money market fund.

(e) Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.

                                                        Percentage of
          Economic Sector Allocation                      Net Assets
          -----------------------------------------------------------
          Consumer Discretionary                              6.3%
          Consumer Staples                                    4.0
          Energy                                             16.1
          Financials                                         17.5
          Health Care                                         2.5
          Industrials                                         7.2
          Information Technology                             15.9
          Materials                                          14.1
          Telecommunication Services                         10.0
          Utilities                                           3.8
          Exchange Traded Funds                               0.9
          Short-term and Other Assets                         1.7
                                                            -----
                                                            100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in securities, at value (Note 1A) (including
      securities on loan, valued at $19,354 (Note 7)):
      Unaffiliated investments (cost $5,445,485)                                   $      5,614,518
      Affiliated investments (Note 1H) (cost $28,826)                                        28,826
   Cash                                                                                      54,054
   Foreign currency, at value (cost $49,992)                                                 49,961
   Interest and dividends receivable                                                          2,013
   Prepaid expenses                                                                          10,817
                                                                                   ----------------
      Total assets                                                                        5,760,189
Liabilities
   Collateral for securities on loan (Note 7)                   $        20,000
   Accrued professional fees                                             37,052
   Accrued accounting, custody, administration and transfer
      agent fees (Note 2)                                                 8,142
   Accrued chief compliance officer fee (Note 2)                            354
   Accrued trustees' fees (Note 2)                                          456
   Accrued investment advisory fee (Note 2)                                 225
   Other accrued expenses and liabilities                                   834
                                                                ---------------
      Total liabilities                                                                      67,063
                                                                                   ----------------
Net Assets                                                                         $      5,693,126
                                                                                   ================
Net Assets consist of:
   Paid-in capital                                                                 $      5,544,154
   Accumulated net realized loss                                                            (55,341)
   Undistributed net investment income                                                       35,323
   Net unrealized appreciation                                                              168,990
                                                                                   ----------------
Total Net Assets                                                                   $      5,693,126
                                                                                   ================
Shares of beneficial interest outstanding                                                   277,002
                                                                                   ================
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                 $          20.55
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                             Statement of Operations
For the Period July 10, 2006 (commencement of operations) to September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net of foreign witholding taxes $4,990)                                                   $      30,301
   Dividend income from affiliated investments (Note 1H)                                                              2,723
   Securities lending income (Note 7)                                                                                   531
                                                                                                              -------------
      Total investment income                                                                                        33,555

Expenses
   Investment advisory fee (Note 2)                                                        $        13,182
   Accounting, custody, administration and transfer agent fees (Note 2)                             23,172
   Registration fees                                                                                11,717
   Professional fees                                                                                48,800
   Administrative service fee (Note 2)                                                               1,500
   Trustees' fees and expenses (Note 2)                                                                500
   Miscellaneous expenses                                                                            6,028
                                                                                           ---------------
      Total expenses                                                                               104,899

Deduct:
   Waiver of invesment advisory fee (Note 2)                                                       (13,182)
   Reimbursement of Fund operating expenses (Note 2)                                               (74,117)
                                                                                           ---------------
      Total expense deduction                                                                      (87,299)
                                                                                           ---------------
      Net Expenses                                                                                                   17,600
                                                                                                              -------------
         Net investment income                                                                                       15,955
                                                                                                              -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                                  (55,341)
      Foreign currency transactions and forward foreign currency exchange transactions              19,368
                                                                                           ---------------
         Net realized gain (loss)                                                                                   (35,973)
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                                  169,033
      Foreign currency translations                                                                    (43)
                                                                                           ---------------
         Change in net unrealized appreciation (depreciation)                                                       168,990
                                                                                                              -------------
            Net realized and unrealized gain (loss) on investments                                                  133,017
                                                                                                              -------------
Net Increase in Net Assets from Operations                                                                    $     148,972
                                                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            For the period
                                                                                             July 10, 2006
                                                                                           (commencement of
                                                                                            operations) to
                                                                                          September 30, 2006
                                                                                          ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                              $     15,955
   Net realized gain (loss)                                                                       (35,973)
   Change in net unrealized appreciation (depreciation)                                           168,990
                                                                                             ------------
   Net increase (decrease) in net assets from investment operations                               148,972
                                                                                             ------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                             5,544,154
                                                                                             ------------
Total Increase in Net Assets                                                                    5,693,126

Net Assets
   At beginning of period                                                                              --
                                                                                             ------------
   At end of period (including net investment income of $35,323)                             $  5,693,126
                                                                                             ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                            For the period
                                                                                            July 10, 2006
                                                                                           (commencement of
                                                                                            operations) to
                                                                                          September 30, 2006
                                                                                          ------------------
Net Asset Value, Beginning of Period                                                           $  20.00
                                                                                               --------

From Operations:
   Net investment income* (a)                                                                      0.06
   Net realized and unrealized gains (loss) on investments                                         0.49
                                                                                               --------
Total from operations                                                                              0.55
                                                                                               --------
Net Asset Value, End of Period                                                                 $  20.55
                                                                                               ========
Total Return (b)                                                                                   2.75%
Ratios/Supplemental data:
   Expenses (to average daily net assets)*                                                         1.45%(c)
   Net Investment Income (to average daily net assets)*                                            1.31%(c)
   Portfolio Turnover                                                                                31%(d)
   Net Assets, End of Period (000's omitted)                                                   $  5,693

----------
* For the period, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income (loss) per share and the ratios would have been:

   Net investment income (loss) per share (a)                                                  $  (0.27)
Ratios (to average daily net assets):
   Expenses                                                                                        8.64%(c)
   Net investment income (loss)                                                                   (5.88)%(c)

(a)   Calculated based on average shares outstanding.

(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(c)   Computed on an annualized basis.

(d)   Not annualized.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Emerging Markets Core Equity Fund (the "Fund"), which commenced operation on July 10, 2006, is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Emerging Market (MSCI EM) Index. The Fund may also enter into equity index futures contracts based primarily on the indices of the countries included in the MSCI EM Index and Canada.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.

      Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

      If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

                  Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and post-October losses.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      E. Foreign currency transactions

      The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      F. Foreign Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

                  Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      I. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

      J. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 1.10% of the Fund's average daily net assets. TBCAM voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.45% of the Fund's average daily net assets for the period July 10, 2006 (commencement of operations) to September 30, 2006. Pursuant to this arrangement, for the period July 10, 2006 (commencement of operations) to September 30, 2006, TBCAM voluntarily waived its investment advisory fee in the amount of $13,182 and reimbursed the Fund for $74,117 of its operating expenses. This arrangement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $1,335 for the period July 10, 2006 (commencement of operations) to September 30, 2006.

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $21,837 for the period July 10, 2006 (commencement of operations) to September 30, 2006.

      The Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $229 for the period July 10, 2006 (commencement of operations) to September 30, 2006. See Note 7 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the period July 10, 2006 (commencement of operations) to September 30, 2006, the Fund was charged $1,018. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the period July 10, 2006 (commencement of operations) to September 30, 2006, the Fund did not incur an administrative service fee.

                  Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period July 10, 2006 (commencement of operations) to September 30, 2006 were as follows:

                                                      Purchases        Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $  7,114,553   $  1,633,727
                                                     ============   ============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                For the period
                                                July 10, 2006
                                               (commencement of
                                                operations) to
                                              September 30, 2006
                                              ------------------
            Shares sold                             277,002
            Net increase (decrease)                 277,002
                                                    -------

      At September 30, 2006, one shareholder of record (MBC Investment Corp., a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of the Fund) held approximately 90% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period July 10, 2006 (commencement of operations) to September 30, 2006, the Fund did not assess any redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, was as follows:

              Cost for federal income tax purposes            $5,475,137
                                                              ----------
              Gross unrealized appreciation                   $  292,835
              Gross unrealized depreciation                     (124,628)
                                                              ----------
              Net unrealized appreciation (depreciation)      $  168,207
                                                              ==========

              Undistributed ordinary income                       35,323
              Undistributed capital gains                             --
                                                              ----------
              Total distributable earnings                    $  203,530
                                                              ==========

      The Fund elected to defer to its fiscal year ended September 30, 2007, $54,515 of capital losses recognized during the period July 10, 2006 (commencement of operations) to September 30, 2006.

                  Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following financial instruments with off-balance sheet risk:

      Forward currency exchange contracts

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2006, the Fund did not hold forward currency exchange contracts.

(7)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Fund loaned securities during the period July 10, 2006 (commencement of operations) to September 30, 2006 and earned interest on the invested collateral of $933 of which $402 was rebated to borrowers or paid in fees. At September 30, 2006, the Fund had securities valued at $19,354 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each fund/portfolio to borrow, in the aggregate, up to $35 million. Interest is charged to each participating fund/portfolio based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. The Fund also paid an upfront fee equal to 0.015 of 1% of the committed line to become an eligible borrower on the credit facility. For the period July 10, 2005 (commencement of operations) to September 30, 2006, the expense allocated to the Fund was $10.

      During the period July 10, 2006 (commencement of operations) to September 30, 2006, the Fund had average borrowings outstanding of $68,000 on a total of four days and incurred $44 of interest expense.

                  Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Emerging Markets Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Emerging Markets Core Equity Fund (the "Fund") at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 10, 2006 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                  Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

    Factors Considered by the Trustees in Approving the Investment Advisory
                                   Agreements
--------------------------------------------------------------------------------

The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the Fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and related fees initially and, after a two year initial term, on an annual basis. At a meeting held on March 7, 2006, the Board of Trustees, including all of the Independent Trustees voting separately in person, determined that the terms of the Fund's proposed investment advisory agreement were fair and reasonable and that the agreement is in the best interest of the Fund.

The Independent Trustees considered the initial approval of the advisory agreement of the Fund in connection with their broader consideration of the annual renewal of the advisory agreements of the other funds of the Trust, in two separate meetings held on September 22 and October 18, 2005. On each date, the Independent Trustees held executive sessions in which they met privately without representatives of The Boston Company Asset Management LLC ("TBCAM"), the Fund's investment adviser, or Mellon Financial Corporation ("Mellon") present and were advised throughout the process by their own legal counsel.

In conducting this review and in making their determinations, the Independent Trustees received from TBCAM a broad range of information compiled using an information request list prepared on their behalf by their own legal counsel in connection with their annual approval of advisory arrangements with respect to the funds comprising the Trust generally.

This information included information about TBCAM, its personnel, operations and financial results and information about the Mellon organization. The Trustees also discussed in person with representatives of TBCAM the adviser's investment strategy and process, and the Fund's proposed operations under TBCAM's management. The information requested by the Independent Trustees and reviewed by the entire Board included:

1. Financial and Economic Data: TBCAM's income statement, as well as a profitability analysis of TBCAM, including a separate presentation of the comparative profitability of several publicly traded investment advisers;

2. Management Teams and Operations: TBCAM's Form ADV, as well as information concerning its executive management and portfolio management personnel and overall organizational structure, brokerage and soft dollar policies and practices;

3. Comparative Performance and Fees: Analyses regarding the performance of similarly managed accounts of TBCAM, as well as the Fund's proposed management fee and estimated expense ratio compared to those of comparable funds and TBCAM's separate account advisory fee schedules; and

4. Other Benefits: The benefits flowing to Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Fund and the other funds of the Trust by affiliates of Mellon.

In considering the approval of the Fund's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Fund's advisory agreement and the compensation to TBCAM provided therein are fair and reasonable, and they approved the advisory agreement for an initial two-year period. Some of the factors that figured prominently in the Trustees' determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services to be provided to the Fund by TBCAM. In their deliberations as to the approval of the Fund's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders would be choosing to entrust TBCAM, under the supervision of the Trustees, to manage the portion of their assets invested in the Fund.

The Trustees reviewed the background and experience of the Fund's portfolio managers and received an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of TBCAM's investment staff.

In connection with the proposed advisory agreement with TBCAM with respect to the Fund, the Trustees considered the fact that TBCAM had been in operation since 1970 and had approximately $60 billion in assets under management as of December 31, 2005, including approximately $36 million in the emerging markets core equity strategy proposed to be utilized by the Fund. The Trustees received a presentation by TBCAM concerning its management and investment personnel, its investment philosophy and investment strategy.

The Trustees determined that the services proposed by TBCAM to be provided to the Fund were of high quality and at least commensurate with industry standards. The Board determined that TBCAM had the expertise and resources to manage the Fund effectively.

                  Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

     Factors Considered by the Trustees in Approving the Investment Advisory
                                   Agreements
--------------------------------------------------------------------------------

Investment Performance

The Board reviewed investment results of certain investment company peer group averages consisting of no load institutional funds without Rule 12b-1 plans having an investment strategy substantial identical to the Fund selected by TBCAM from a larger corresponding Morningstar universe of funds in the investment category. The Board also reviewed the limited amount of TBCAM emerging markets core equity historical composite performance that was available, as the firm's emerging markets core equity strategy began operations on August 1, 2005 and did not yet have a full calendar year of performance.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to TBCAM as well as its estimated total expense ratio (after giving effect to proposed expense caps) and compared each to that of its peer group, a selection of no-load institutional funds without Rule 12b-1 plans selected by TBCAM from a larger corresponding Morningstar universe of funds.

With regard to the proposed advisory fee to be payable by the Fund to TBCAM, the Trustees noted that the proposed management fee of 1.10% was slightly below the 1.11% average management fee of a peer group of institutional funds using a similar strategy.

They also noted that the Fund's proposed total expense ratio of 1.45% (after giving effect to the proposed cap) was below the 1.64% average total expense ratio of the peer group, even though most other funds in the peer group were significantly larger than the Fund at projected asset levels during its first year.

The Board also compared the fees proposed to be payable by the Fund relative to those payable by separate account clients of TBCAM.

Based on the comparative peer group data provided, as well as the additional scope and complexity of the services to be provided and responsibilities to be assumed by TBCAM with respect to the Fund relative to its separate account clients, the Board concluded that the fees proposed to be payable by the Fund under the advisory agreement were reasonable.

Adviser's Profitability

The Board considered TBCAM's projected profitability in managing the Fund, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by TBCAM in managing the Fund. The Board noted that the information provided indicated that, after giving effect to fee waivers and expense subsidiaries, TBCAM was projected to experience a net operating profit in the initial year of the Fund's operations, based on the Fund's projected asset levels during such period. The Trustees noted that they intend to monitor annually the profitability of TBCAM.

Economies of Scale

The Board also considered that TBCAM may experience economies of scale as the Fund grows and the extent to which the proposed fees reflected such economies. They noted that projected asset levels indicated that significant economies of scale would not be realized for some time. The Trustees concluded that, considering initial and projected asset size over the initial term of the advisory agreement, the implementation of breakpoints or further fee reductions was not necessary at this time. The Trustees intend to review the need for breakpoints in connection with further advisory agreement approval deliberations.

                  Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

     Factors Considered by the Trustees in Approving the Investment Advisory
                                   Agreements
--------------------------------------------------------------------------------

Other Benefits

As part of their broader review of the advisory agreements of all of the funds in the Trust, the Board also considered the additional benefits flowing to Mellon as a result of its relationship with the funds. The Board relied upon their previous review of these benefits in considering the similar benefits that may flow to Mellon from the operation of the Fund. Mellon affiliates provide custodial, administrative, transfer agency and securities lending services to the funds. In each case, such affiliates were selected on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Trustees, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the funds; (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the funds and the Mellon Institutional Funds as a group.

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund's advisory agreement and the compensation to TBCAM provided therein are fair and reasonable and, thus, in approving the agreement for an initial two-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                           Number of                      Trustee
                                                                   Principal             Portfolios in     Other       Remuneration
Name                                           Term of Office    Occupation(s)            Fund Complex  Directorships  (period ended
Address, and                    Position(s)     and Length of      During Past            Overseen by     Held by      September 30,
Date of Birth                 Held with Trust   Time Served         5 Years                 Trustee       Trustee          2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                 Trustee      Trustee since   Chairman Emeritus,             32            None            $0
c/o Decision Resources, Inc.                   11/3/1986       Decision Resources, Inc.
260 Charles Street                                             ("DRI") (biotechnology
Waltham, MA 02453                                              research and consulting
9/30/40                                                        firm); formerly Chairman
                                                               of the Board and Chief
                                                               Executive Officer, DRI

Caleb Loring III                  Trustee      Trustee since   Trustee, Essex Street          32            None            $0
c/o Essex Street Associates                    11/3/1986       Associates (family
P.O. Box 5600                                                  investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman              Trustee      Trustee since   William Joseph Maier,          32            None            $0
c/o Harvard University                         9/13/1989       Professor of Political
Littauer Center 127                                            Economy, Harvard
Cambridge, MA 02138                                            University
8/5/44

John H. Hewitt                    Trustee      Trustee since   Trustee, Mertens               32            None            $0
P.O. Box 2333                                  11/3/1986       House, Inc. (hospice)
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard               Trustee,     Since 2003      President and Chief            32            None            $0
The Boston Company               President                     Operating Officer of
Asset Management, LLC            and Chief                     The Boston Company
One Boston Place                 Executive                     Asset Management, LLC;
Boston, MA 02108                  Officer                      formerly Senior Vice
7/24/65                                                        President and Chief
                                                               Operating Officer,
                                                               Mellon Asset Management
                                                               ("MAM") and Vice
                                                               President and Chief
                                                               Financial Officer, MAM

Principal Officers who are Not Trustees

Name                                           Term of Office
Address, and                    Position(s)     and Length of                   Principal Occupation(s)
Date of Birth                 Held with Trust    Time Served                      During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Barbara A. McCann              Vice President  Since 2003       Senior Vice President and Head of Operations,
Mellon Asset Management        and Secretary                    Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson             Vice President  Vice President   Vice President and Mutual Funds Controller,
Mellon Asset Management        and Treasurer   since 1999;      Mellon Asset Management; formerly Assistant Vice
One Boston Place                               Treasurer        President and Mutual Funds Controller, Standish
Boston, MA 02108                               since 2002       Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland             Assistant Vice  Since 1996       Vice President and Manager, Mutual Funds
Mellon Asset Management          President                      Operations, Mellon Asset Management; formerly Vice
One Boston Place                                                President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                Standish Mellon Asset Management Company, LLC
8/19/51

Cara E. Hultgren               Assistant Vice  Since 2001       Assistant Vice President and Manager of Compliance,
Mellon Asset Management          President                      Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                                of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                Representative, Standish Mellon Asset Management
1/19/71                                                         Company, LLC

Mary T. Lomasney                  Chief        Since 2005       First Vice President, Mellon Asset Management and
Mellon Asset Management         Compliance                      Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place                 Officer                        L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                          President, State Street Research & Management Company
                                                                ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6914AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                Mellon Equity
                                             Micro Cap Fund
--------------------------------------------------------------------------------

May 1, 2006 (commencement of
operations) to September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

Since the inception of the Mellon Equity Micro Cap Fund on April 28, 2006, equity markets have had to deal with a number of external risks along with numerous economic cross currents. There continue to be lingering geo-political risks from many parts of the world, coupled with investor concerns about the weather and how it may influence world energy markets. There were also economic-based issues ranging from when the U.S. Federal Reserve would pause or even cease raising interest rates, to a debate about the strength of the U.S. economy. All of these factors placed a heavy weight on micro cap stocks, as these smallest capitalization stocks generally underperformed all other stock capitalization ranges from the inception of the Fund through September 30, 2006. This should not be surprising, though, because micro cap stocks tend to have less financial flexibility than larger issues, and would, in most cases, also face earnings pressure in the case of an economic slowdown or recession.

For the period May 1, 2006 to September 30, 2006, the Fund provided a total return of -6.80% as compared to -7.97% for the Dow Jones Wilshire MicroCap Index, the Fund's benchmark. While we were pleased that the Fund outperformed its benchmark, absolute returns were negative. We manage the Fund using a quantitative valuation model along with a sector neutral approach to stock selection based on the underlying performance benchmark's weightings. Thus individual stock selection within each economic sector is the primary engine that drives investment performance.

Our stock selection within health care and technology-based stocks were especially rewarding. Within the health care sector, we had good selections among medical products and bio-technology stocks. Most of the health care companies that the Fund held provided products for very specific niche markets such as resuscitation equipment and dermatological tissue products used in reconstructive surgery. Among our technology-based investments, holdings among computer hardware and electronic equipment firms contributed positively to relative performance. As for negative influences during the reporting period, our stock selection among consumer hard goods companies provided disappointing results. In this sector, our exposure to firms in discretionary spending sectors such as furniture and leisure boating equipment had a negative impact on the Fund's performance. Our stock selection among information and business services firms also did not meet our expectations.

In closing, even though we have gone through a period which provided disappointing results in the micro cap sector of the equity market, we remain convinced that this capitalization sector continues to provide many dynamic and attractive investment opportunities, and should remain a portion of a well diversified equity portfolio.

Sincerely,

/s/ John R. O'Toole                               /s/ Peter D. Goslin

John R. O'Toole                                   Peter D. Goslin

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

             Comparison of Change in Value of $100,000 Investment in
     Mellon Equity Micro Cap Fund and the Dow Jones Wilshire Micro Cap Index
                                   (Unaudited)
--------------------------------------------------------------------------------

                                  [GRAPHICS]

                             Aggregate Total Return
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                     Since
                                   Inception
                                    5/1/2006
--------------------------------------------------------------------------------
Fund                                 (6.80)%

*     Source: Wilshire Associates Incorporated

Aggregate total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 (commencement of operations) to September 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Expenses Paid During
                                                                Period+ May 1, 2006
                               Beginning         Ending            (commencement
                             Account Value    Account Value       of operations) to
                              May 1, 2006   September 30, 2006   September 30, 2006
------------------------------------------------------------------------------------
Actual                       $    1,000.00     $     932.00          $   5.47
Hypothetical (5% return
  per year before expenses)  $    1,000.00     $   1,018.30          $   6.83

----------
+ The "Actual" expense calculation is equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the number of days from commencement of operations to September 30, 2006). The "Hypothetical" expense calculation is equal to the Fund's annualized ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Percentage of
Top Ten Holdings*                                    Sector         Investments
--------------------------------------------------------------------------------
Zoll Medical Corp.                                   Health Care       1.0%
Enzon Pharmaceuticals, Inc.                          Health Care       0.9
Landauer, Inc.                                       Technology        0.8
Digi International, Inc.                             Technology        0.8
Dynamex, Inc.                                        Industrials       0.8
Silicon Image, Inc.                                  Technology        0.8
Biosite, Inc.                                        Health Care       0.8
Ameris Bancorp                                       Financials        0.8
Vital Signs, Inc.                                    Health Care       0.8
Vineyard National Bancorp Co.                        Financials        0.8
                                                                       ---
                                                                       8.3%

*     Excludes short-term securities and cash collateral investments.

                                                     Percentage of
Economic Sector Allocation                             Net Assets
------------------------------------------------------------------
Consumer Cyclicals                                        6.7%
Consumer Hard Goods                                       4.3
Consumer Staples                                          1.9
Financials                                               22.2
Health Care                                              19.1
Industrials                                              10.3
Information                                               8.3
Materials                                                 4.9
Oil & Gas Producer                                        2.6
Technology                                               16.9
Telecommunications                                        1.3
Utilities                                                 1.5
                                                        -----
                                                        100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--106.6%

EQUITIES--100.1%

Consumer Cyclicals--6.7%
Books-A-Million, Inc.                                                                                       2,000   $        35,700
Brown Shoe Co., Inc.                                                                                        1,100            39,424
Deckers Outdoor Corp. (a)                                                                                     900            42,588
Dover Downs Gaming & Entertainment, Inc.                                                                    3,450            41,918
FTD Group, Inc. (a)                                                                                         2,200            33,990
Haverty Furniture Companies, Inc.                                                                           2,100            33,495
Maidenform Brands, Inc. (a)                                                                                 1,400            27,020
Mothers Work, Inc. (a)                                                                                      1,350            64,962
O'Charleys, Inc. (a)                                                                                        3,400            64,498
Perry Ellis International, Inc. (a)                                                                         1,400            43,232
Red Lion Hotels Corp. (a)                                                                                   2,600            27,976
Republic Airways Holding, Inc. (a)                                                                          2,800            43,456
Ruth's Chris Steak House, Inc. (a)                                                                          2,400            45,168
Shoe Carnival, Inc. (a)                                                                                     1,750            44,135
                                                                                                                    ---------------
                                                                                                                            587,562
                                                                                                                    ---------------

Consumer Hard Goods--4.3%
Asbury Automotive Group, Inc.                                                                               2,000            41,200
Churchill Downs, Inc.                                                                                         750            31,545
Hooker Furniture Corp.                                                                                      3,300            48,378
Keystone Automotive Industries, Inc. (a)                                                                    1,000            38,020
Kimball International, Inc., Class B Shares                                                                 1,800            34,740
Movado Group, Inc.                                                                                          1,200            30,504
RC2 Corp. (a)                                                                                               1,200            40,236
Rush Enterprises, Inc., Class A Shares (a)                                                                  2,400            40,032
Steinway Musical Instruments, Inc. (a)                                                                      1,700            47,600
Universal Electronics, Inc. (a)                                                                             1,400            26,600
                                                                                                                    ---------------
                                                                                                                            378,855
                                                                                                                    ---------------

Consumer Staples--1.9%
Core-Mark Holding Company, Inc. (a)                                                                         1,000            31,340
Reddy Ice Holdings, Inc.                                                                                    1,650            39,930
Sensient Technologies Corp.                                                                                 2,200            43,054
The Boston Beer Co., Inc. (a)                                                                                 650            21,353
WD-40 Co                                                                                                    1,000            35,670
                                                                                                                    ---------------
                                                                                                                            171,347
                                                                                                                    ---------------

Financials--22.2%
Ameris Bancorp                                                                                              2,500            68,025
ASTA Funding, Inc.                                                                                          1,600            59,984
Bancorp Inc/Wilmington DE (a)                                                                               2,100            53,529
BancTrust Financial Group, Inc. (b)                                                                         1,100            30,679
Bank of Granite Corp.                                                                                       1,500            26,295
BankFinancial Corp.                                                                                         2,300            40,227
BankUnited Financial Corp.                                                                                  2,000            52,140

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Financials (continued)
Cadence Financial Corp.                                                                                     1,400   $        28,378
Cardinal Financial Corp.                                                                                    4,000            43,840
Centerstate Banks of Florida, Inc.                                                                          2,000            40,200
City Bank                                                                                                   1,200            56,436
CoBiz, Inc.                                                                                                 1,700            38,862
Community Bancorp (a)                                                                                         900            27,459
Community Trust Bancorp, Inc. (b)                                                                             800            30,120
CorVel Corp. (a)                                                                                              900            31,572
EZCORP, Inc. (a)                                                                                            1,500            58,020
Farmers Capital Bank Corp.                                                                                    800            27,096
First BanCorp                                                                                               1,400            28,532
First Place Financial Corp.                                                                                 1,500            33,990
First South Bancorp, Inc. (b)                                                                                 900            27,531
Firstfed Financial Corp.                                                                                    1,100            62,392
Heartland Financial USA, Inc.                                                                               1,700            43,656
Horizon Financial Corp.                                                                                       900            26,874
Innkeepers USA Trust REIT                                                                                   2,050            33,395
Integra Bank Corp.                                                                                          1,400            35,392
ITLA Capital Corp.                                                                                            700            37,632
James River Group, Inc. (a)                                                                                 1,500            44,025
Mercantile Bank Corp.                                                                                         750            29,663
MetroCorp Bancshares, Inc. (b)                                                                              1,400            31,766
National Interstate Corp.                                                                                   1,250            30,750
NBT Bancorp, Inc.                                                                                           1,200            27,912
Omega Financial Corp.                                                                                         800            24,056
Peoples Bancorp, Inc.                                                                                       1,000            29,230
Pinnacle Financial Partners, Inc. (a)(b)                                                                    1,800            64,440
PMA Capital Corp., Class A Shares (a)                                                                       6,000            52,920
Security Bank Corp.                                                                                         1,400            31,654
Shore Bancshares, Inc.                                                                                      2,000            57,500
Suffolk BanCorp                                                                                               900            28,728
SWS Group, Inc.                                                                                             2,100            52,269
Thomas Weisel Partners Group, Inc. (a)                                                                      2,050            32,903
TierOne Corp.                                                                                               1,750            59,378
TriCo Bancshares                                                                                            1,000            24,750
Vineyard National Bancorp Co                                                                                2,600            67,496
Virginia Commerce Bancorp (a)                                                                               2,300            51,060
Washington Trust Bancorp, Inc.                                                                              1,100            29,161
Western Alliance Bancorp (a)                                                                                1,700            55,930
Willow Financial Bancorp, Inc.                                                                              2,300            36,018
WSFS Financial Corp.                                                                                          750            46,643
                                                                                                                    ---------------
                                                                                                                          1,950,508
                                                                                                                    ---------------

Health Care--19.1%
Albany Molecular Research, Inc. (a)                                                                         6,800            63,648
Allos Therapeutics, Inc. (a)(b)                                                                             7,000            26,390

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Health Care (continued)
Amsurg Corp. (a)                                                                                            1,800   $        40,068
Atherogenics, Inc. (a)(b)                                                                                   4,100            53,997
Biosite, Inc. (a)                                                                                           1,500            69,345
Bruker BioSciences Corp. (a)                                                                                9,500            66,595
Cambrex Corp.                                                                                               2,700            55,917
Capital Senior Living Corp. (a)(b)                                                                          3,000            27,750
CNS, Inc.                                                                                                   1,700            47,991
DJO, Inc. (a)                                                                                               1,400            58,142
Enzon Pharmaceuticals, Inc. (a)                                                                             9,100            75,075
Genomic Health, Inc. (a)                                                                                    3,500            50,610
Gentiva Health Services, Inc.                                                                               4,000            65,760
Greatbatch, Inc. (a)                                                                                        2,800            63,336
LHC Group LLC (a)                                                                                           1,900            42,408
Luminex Corp. (a)                                                                                           3,000            54,690
Meridian Bioscience, Inc.                                                                                   1,400            32,914
Myriad Genetics, Inc. (a)(b)                                                                                1,100            27,115
New River Pharmaceuticals, Inc. (a)(b)                                                                      2,200            56,606
Noven Pharmaceuticals, Inc. (a)                                                                             1,400            33,768
Pain Therapeutics, Inc. (a)(b)                                                                              7,300            62,926
Palomar Medical Technologies, Inc. (a)                                                                      1,450            61,190
Progenics Pharmaceuticals, Inc. (a)                                                                         2,500            58,650
Res-Care, Inc. (a)                                                                                          3,200            64,288
Savient Pharmaceuticals, Inc. (a)                                                                           8,400            54,684
Sciele Pharma, Inc. (a)                                                                                     2,400            45,216
SonoSite, Inc. (a)                                                                                          1,000            28,400
Telik, Inc. (a)                                                                                             2,600            46,254
USANA Health Sciences, Inc. (a)(b)                                                                          1,100            49,049
Viropharma, Inc. (a)                                                                                        4,200            51,114
Vital Signs, Inc.                                                                                           1,200            67,932
Zoll Medical Corp. (a)                                                                                      2,400            86,136
                                                                                                                    ---------------
                                                                                                                          1,687,964
                                                                                                                    ---------------

Industrials--10.3%
AMN Healthcare Services, Inc. (a)                                                                           2,800            66,500
BlueLinx Holdings, Inc. (b)                                                                                 4,300            40,936
Builders FirstSource, Inc. (a)                                                                              3,000            45,690
CIRCOR International, Inc.                                                                                  1,300            39,715
Comfort Systems USA, Inc.                                                                                   5,200            59,592
Dynamex, Inc. (a)                                                                                           3,400            70,550
Encore Wire Corp. (a)(b)                                                                                    1,000            35,290
EnPro Industries, Inc. (a)                                                                                  1,100            33,066
Flow International Corp. (a)                                                                                3,200            41,504
Freightcar America, Inc.                                                                                    1,100            58,300
Heico Corp.                                                                                                 1,400            48,020
K&F Industries Holdings, Inc. (a)                                                                           2,600            48,828
Kforce, Inc. (a)                                                                                            4,000            47,720

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Industrials (continued)
Lufkin Industries, Inc.                                                                                       750   $        39,690
Matrix Service Co. (a)                                                                                      2,400            31,416
Metal Management, Inc.                                                                                      1,200            33,408
Rofin-Sinar Technologies, Inc. (a)                                                                          1,050            63,809
Standard Parking Corp. (a)                                                                                  1,100            34,518
Tennant Co                                                                                                  1,800            43,812
Valley National Gases, Inc.                                                                                 1,100            27,467
                                                                                                                    ---------------
                                                                                                                            909,831
                                                                                                                    ---------------

Information--8.3%
Ambassadors Group, Inc.                                                                                     1,800            50,904
Cybersource Corp. (a)                                                                                       5,500            65,065
Ennis, Inc.                                                                                                 2,100            45,465
Entravision Communications Corp. (a)                                                                        3,000            22,320
Forrester Research, Inc. (a)                                                                                2,000            52,620
ICT Group, Inc. (a)                                                                                         2,100            66,087
Infocrossing, Inc. (a)(b)                                                                                   4,600            61,686
Journal Communications, Inc.                                                                                3,200            36,064
Lightbridge, Inc. (a)                                                                                       3,000            35,160
Netratings, Inc. (a)                                                                                        2,400            34,152
PAREXEL International Corp. (a)                                                                             1,700            56,253
Perficient, Inc. (a)                                                                                        4,300            67,424
SM&A (a)                                                                                                    5,100            31,161
SonicWall, Inc. (a)                                                                                         4,900            53,508
Vertrue, Inc. (a)                                                                                             700            27,524
World Wrestling Entertainment, Inc.                                                                         1,800            29,574
                                                                                                                    ---------------
                                                                                                                            734,967
                                                                                                                    ---------------

Materials--4.9%
Gibraltar Industries, Inc.                                                                                  1,200            26,616
Greif, Inc.                                                                                                   650            52,072
Koppers Holdings, Inc.                                                                                      3,400            64,498
Pioneer Companies, Inc. (a)                                                                                 2,100            51,471
Quaker Chemical Corp.                                                                                       1,500            29,175
Ryerson, Inc.                                                                                               2,300            50,347
Schulman A, Inc.                                                                                            2,800            65,828
Spartech Corp.                                                                                              1,200            32,124
Steel Technologies, Inc.                                                                                    3,000            58,890
                                                                                                                    ---------------
                                                                                                                            431,021
                                                                                                                    ---------------

Oil & Gas Producer--2.6%
Arena Resources, Inc. (a)                                                                                   1,700            54,604
Bronco Drilling Company, Inc. (a)                                                                           1,800            31,644
Callon Petroleum Co. (a)                                                                                    3,700            50,172
NATCO Group, Inc. (a)                                                                                       1,400            40,320
Rosetta Resources, Inc. (a)                                                                                 3,000            51,510
                                                                                                                    ---------------
                                                                                                                            228,250
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Technology--16.9%
ADE Corp. (a)                                                                                               2,100   $        67,242
Aeroflex, Inc. (a)                                                                                          5,300            54,484
Ansoft Corp. (a)                                                                                            2,500            62,275
Bel Fuse, Inc.                                                                                              1,000            32,090
Cabot Microelectronics (a)                                                                                  1,800            51,876
Cirrus Logic, Inc. (a)                                                                                      7,200            52,488
Coinstar, Inc. (a)                                                                                          1,600            46,048
Computer Programs & Systems, Inc.                                                                           1,450            47,517
Covansys Corp. (a)                                                                                          3,600            61,704
CTS Corp.                                                                                                   4,350            59,943
Digi International, Inc. (a)                                                                                5,300            71,550
Dolby Laboratories, Inc., Class A (a)                                                                       1,800            35,730
DSP Group, Inc. (a)                                                                                         1,800            41,130
EMS Technologies, Inc. (a)                                                                                  3,000            56,340
Input/Output, Inc. (a)                                                                                      3,200            31,776
Landauer Inc.                                                                                               1,450            73,588
Magma Design Automation, Inc. (a)                                                                           4,700            42,770
Mapinfo Corp. (a)                                                                                           5,000            64,150
Packeteer, Inc. (a)                                                                                         5,900            50,799
Park Electrochemical Corp.                                                                                  2,100            66,528
Planar Systems, Inc. (a)                                                                                    4,000            45,400
ScanSource, Inc. (a)                                                                                        1,500            45,495
Secure Computing Corp. (a)                                                                                  6,700            42,411
Silicon Image, Inc. (a)                                                                                     5,500            69,960
SPSS, Inc. (a)                                                                                              1,900            47,367
Supertex, Inc. (a)                                                                                          1,700            66,079
Ulticom, Inc. (a)                                                                                           4,800            49,968
Zygo Corp. (a)                                                                                              3,900            49,725
                                                                                                                    ---------------
                                                                                                                          1,486,433
                                                                                                                    ---------------

Telecommunications--1.3%
Alaska Communications Systems Group, Inc.                                                                   1,500            19,905
Consolidated Communications Holdings, Inc.                                                                  2,300            43,033
North Pittsburgh Systems, Inc.                                                                              2,100            52,857
                                                                                                                    ---------------
                                                                                                                            115,795
                                                                                                                    ---------------

Utilities--1.6%
Central Vermont Public Service Corp.                                                                        1,450            32,060
Energysouth, Inc. (b)                                                                                       1,400            47,250
Laclede Group Inc./The                                                                                        800            25,664
South Jersey Industries, Inc.                                                                               1,200            35,886
                                                                                                                    ---------------
                                                                                                                            140,860
                                                                                                                    ---------------
Total Equities (Cost $8,804,808)                                                                                          8,823,393
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security Description                                                            Rate                       Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL--6.5%
BlackRock Cash Strategies L.L.C. (c) (Cost $575,946)                            5.35%                     575,946   $       575,946
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS--(Cost $9,380,754)                                                                         9,399,339
                                                                                                                    ---------------

AFFILIATED INVESTMENTS--0.3%
Dreyfus Institutional Preferred Plus Money Market Fund (c)(d)
   (Cost $28,805)                                                               5.32%                      28,805            28,805
                                                                                                                    ---------------

TOTAL INVESTMENTS--106.9% (Cost $9,409,559)                                                                               9,428,144
                                                                                                                    ---------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(6.9)%                                                                              (607,668)
                                                                                                                    ---------------
NET ASSETS--100%                                                                                                    $     8,820,476
                                                                                                                    ---------------

Notes to Schedule of Investments:

(a)   Non-income producing security

(b)   Security, or a portion of thereof, was on loan at September 30, 2006.

(c)   Stated rate is the seven day yield for the fund at September 30, 2006.

(d)   Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in securities, at value (Note 1A) (including securities on loan, valued at
     $541,312 (Note 6)):
     Unaffiliated investments (cost $9,380,754)                                                                  $   9,399,339
     Affiliated investments (Note 1F) (cost $28,805)                                                                    28,805
   Receivable for investments sold                                                                                     190,779
   Interest and dividends receivable                                                                                     8,887
   Prepaid expenses                                                                                                      9,657
                                                                                                                 -------------
     Total assets                                                                                                    9,637,467

Liabilities
   Collateral for securities on loan (Note 6)                                                    $     575,946
   Payable for investments purchased                                                                   202,495
   Accrued professional fees                                                                            27,493
   Accrued accounting, custody, administration and transfer agent fees (Note 2)                          5,757
   Accrued investment advisory fee (Note 2)                                                              3,263
   Accrued trustees' fees (Note 2)                                                                         582
   Accrued chief compliance officer fee (Note 2)                                                           339
   Accrued shareholder reporting fee (Note 2)                                                              300
   Other accrued expenses and liabilities                                                                  816
                                                                                                 -------------
     Total liabilities                                                                                                 816,991
                                                                                                                 -------------

Net Assets                                                                                                       $   8,820,476
                                                                                                                 =============

Net Assets consist of:
   Paid-in capital                                                                                               $   9,220,709
   Accumulated net realized loss                                                                                      (418,818)
   Net unrealized appreciation                                                                                          18,585
                                                                                                                 -------------

Total Net Assets                                                                                                 $   8,820,476
                                                                                                                 =============

Shares of beneficial interest outstanding                                                                              473,106
                                                                                                                 =============

Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                               $       18.64
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                             Statement of Operations
  For the Period May 1, 2006 (commencement of operations) to September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income                                                                                               $      33,039
   Dividend income from affiliated investments (Note 1 F)                                                                5,796
   Interest income                                                                                                           4
   Securities lending income (Note 6)                                                                                    1,736
                                                                                                                 -------------
     Total investment income                                                                                            40,575

Expenses
   Investment advisory fee (Note 2)                                                              $      34,780
   Professional fees                                                                                    40,010
   Accounting, custody, administration and transfer agent fees (Note 2)                                 26,902
   Registration fees                                                                                    12,803
   Trustees' fees and expenses (Note 2)                                                                    931
   Miscellaneous expenses                                                                               12,867
                                                                                                 -------------
     Total expenses                                                                                    128,293

Deduct:
   Waiver of invesment advisory fee (Note 2)                                                           (34,780)
   Reimbursement of Fund operating expenses (Note 2)                                                   (46,717)
                                                                                                 -------------
     Total expense deduction                                                                           (81,497)
                                                                                                 -------------
     Net Expenses                                                                                                       46,796
                                                                                                                 -------------
       Net investment loss                                                                                              (6,221)
                                                                                                                 -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                                                      (418,818)
   Change in unrealized appreciation (depreciation) on:
     Investments                                                                                                        18,585
                                                                                                                 -------------
       Net realized and unrealized gain (loss) on investments                                                         (400,233)
                                                                                                                 -------------

Net Decrease in Net Assets from Operations                                                                       $    (406,454)
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         For the period
                                                                           May 1, 2006
                                                                        (commencement of
                                                                         operations) to
                                                                       September 30, 2006
                                                                       ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                          $      (6,221)
   Net realized gain (loss)                                                   (418,818)
   Change in net unrealized appreciation (depreciation)                         18,585
                                                                         -------------
   Net increase (decrease) in net assets from investment operations           (406,454)
                                                                         -------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                          9,226,930
                                                                         -------------

Total Increase in Net Assets                                                 8,820,476

Net Assets
   At beginning of period                                                           --
                                                                         -------------
   At end of period                                                      $   8,820,476
                                                                         =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                         For the period
                                                                           May 1, 2006
                                                                        (commencement of
                                                                         operations) to
                                                                       September 30, 2006
                                                                       ------------------
Net Asset Value, Beginning of Period                                     $    20.00
                                                                         ----------

From Operations:
   Net investment income (loss)* (a)                                          (0.01)
   Net realized and unrealized gains (loss) on investments                    (1.35)
                                                                         ----------
Total from operations                                                         (1.36)
                                                                         ----------

Net Asset Value, End of Period                                           $    18.64
                                                                         ==========

Total Return (b)                                                              (6.80)%

Ratios/Supplemental data:
   Expenses (to average daily net assets)*                                     1.35%(c)
   Net Investment Income (Loss) (to average daily net assets)*                (0.18)%(c)
   Portfolio Turnover                                                           103%(d)
   Net Assets, End of Period (000's omitted)                             $    8,820

----------
* For the period indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income (loss) per share (a)                         $     (0.19)
      Ratios (to average daily net assets):
        Expenses                                                                3.72%(c)
        Net investment income (loss)                                           (2.55%)(c)

(a)   Calculated based on average shares outstanding.

(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(c)   Computed on an annualized basis.

(d)   Not annualized.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Mellon Equity Micro Cap Fund (the "Fund"), which commenced operations on May 1, 2006, is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of micro cap U.S. companies with total market capitalizations equal to or less than $1 billion at the time of investment.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for post-October losses.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Affiliated issuers

      Affiliated issuers are investment companies advised by Mellon Equity Associates, LLP ("Mellon Equity"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

      H. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to Mellon Equity for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. Mellon Equity voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.35% of the Fund's average daily net assets for the period May 1, 2006 (commencement of operations) to September 30, 2006. Pursuant to this arrangement, for the period May 1, 2006 (commencement of operations) to September 30, 2006, Mellon Equity voluntarily waived its investment advisory fee in the amount of $34,780 and reimbursed the Fund for $46,717 of other operating expenses. This arrangement is voluntary and temporary and may be discontinued or revised by Mellon Equity at any time.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Mellon Equity, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $3,074 for the period May 1, 2006 (commencement of operations) to September 30, 2006.

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Mellon Equity, to provide custody, administration and fund accounting services for the Fund. For these services, the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $23,828 for the period May 1, 2006 (commencement of operations) to September 30, 2006.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $768 for the period May 1, 2006 (commencement of operations) to September 30, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the period May 1, 2006 (commencement of operations) to September 30, 2006, the Fund was charged $1,650. No other director, officer or employee of Mellon Equity or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Mellon Equity or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $300 for the period May 1, 2006 (commencement of operations) to September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administration service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the period May 1, 2006 (commencement of operations) to September 30, 2006, the Fund was not charged an administrative service fee.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period May 1, 2006 (commencement of operations) to September 30, 2006 were as follows:

                                                      Purchases         Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $ 18,230,226   $  9,006,600
                                                     ============   ============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                         For the period
                                                           May 1, 2006
                                                        (commencement of
                                                         operations) to
                                                       September 30, 2006
                                                       ------------------

                Shares sold                                  473,106
                                                             -------
                Net increase (decrease)                      473,106
                                                             =======

      At September 30, 2006, two shareholders of record (including MBC Investments Corp., a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of the Fund) held 99.7% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period May 1, 2006 (commencement of operations) to September 30, 2006, the Fund did not assess any redemption fees.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Federal Taxes:

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, was as follows:

         Cost for federal income tax purposes            $   9,409,559
                                                         =============
         Gross unrealized appreciation                   $     403,568
         Gross unrealized depreciation                        (384,983)
                                                         -------------
         Net unrealized appreciation (depreciation)      $      18,585
                                                         =============

         Undistributed ordinary income                              --
         Undistributed capital gains                                --
                                                         -------------
         Total distributable earnings                    $      18,585
                                                         =============

      The Fund elected to defer to its fiscal year ended September 30, 2007 $418,818 of capital losses recognized during the period May 1, 2006 (commencement of operations) to September 30, 2006.

(6)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Fund loaned securities during the period May 1, 2006 (commencement of operations) to September 30, 2006 and earned interest on the invested collateral of $3,679 of which $1,943 was rebated to borrowers or paid in fees. At September 30, 2006, the Fund had securities valued at $541,312 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each fund/portfolio to borrow, in the aggregate, up to $35 million. Interest is charged to each participating fund/portfolio based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. The Fund also paid an upfront fee equal to 0.015 of 1% of the committed line to become an eligible borrower on the credit facility. For the period May 1, 2006 (commencement of operations) to September 30, 2006, the expense allocated to the Fund was $2,636.

      During the period May 1, 2006 (commencement of operations) to September 30, 2006. the Fund did not borrow from the line of credit.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Mellon Equity Micro Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Equity Micro Cap Fund (the "Fund") at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2006 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the Fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and related fees initially and, after a two year initial term, on an annual basis. At a meeting held on March 7, 2006, the Board of Trustees, including all of the Independent Trustees voting separately in person, determined that the terms of the Fund's proposed investment advisory agreement were fair and reasonable and that the agreement is in the best interest of the Fund.

The Independent Trustees considered the initial approval of the advisory agreement of the Fund in connection with their broader consideration of the annual renewal of the advisory agreements of the other funds of the Trust, in two separate meetings held on September 22 and October 18, 2005. On each date, the Independent Trustees held executive sessions in which they met privately without representatives of Mellon Equity Associates, LLP ("Mellon Equity"), the Fund's investment adviser, or Mellon Financial Corporation ("Mellon") present and were advised throughout the process by their own legal counsel.

In conducting this review and in making their determinations, the Independent Trustees received from Mellon Equity a broad range of information compiled using an information request list prepared on their behalf by their own legal counsel in connection with their annual approval of advisory arrangements with respect to the funds comprising the Trust generally.

This information included information about Mellon Equity, its personnel, operations and financial results and information about the Mellon organization. The Trustees also discussed in person with representatives of Mellon Equity the adviser's investment strategy and process, and the Fund's proposed operations under Mellon Equity's management. The information requested by the Independent Trustees and reviewed by the entire Board included:

1. Financial and Economic Data: Mellon Equity's income statement, as well as a profitability analysis of Mellon Equity, including a separate presentation of the comparative profitability of several publicly traded investment advisers;

2. Management Teams and Operations: Mellon Equity's Form ADV, as well as information concerning its executive management and portfolio management personnel and overall organizational structure, brokerage and soft dollar policies and practices;

3. Comparative Performance and Fees: Analyses regarding the Fund's proposed management fee and estimated expense ratio compared to those of comparable funds (there were no comparable performance or fees of similarly managed accounts of Mellon Equity to review, as the firm did not have an account that was managed pursuant to a micro cap strategy that was proposed to be utilized by the Fund); and

4. Other Benefits: The benefits flowing to Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Fund and the other funds of the Trust by affiliates of Mellon.

In considering the approval of the Fund's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Fund's advisory agreement and the compensation to Mellon Equity provided therein are fair and reasonable, and they approved the advisory agreement for an initial two-year period. Some of the factors that figured prominently in the Trustees' determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services to be provided to the Fund by Mellon Equity. In their deliberations as to the approval of the Fund's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders would be choosing to entrust Mellon Equity, under the supervision of the Trustees, to manage the portion of their assets invested in the Fund.

The Trustees reviewed the background and experience of the Fund's portfolio managers and received an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Mellon Equity's investment staff.

In connection with the proposed advisory agreement with Mellon Equity with respect to the Fund, the Trustees considered the fact that Mellon Equity had been in operation since 1983 and had approximately $21 billion in assets under management as of December 31, 2005, including approximately $1.1 billion in the small cap value strategy and $618 million in the small cap core strategy. It was noted that Mellon Equity did not manage any product that followed the micro cap strategy that was proposed to be utilized by the Fund. The Trustees received a presentation by Mellon Equity concerning its management and investment personnel, its investment philosophy and investment strategy, as well as the characteristics of its planned micro cap strategy portfolio.

The Trustees determined that the services proposed by Mellon Equity to be provided to the Fund were of high quality and at least commensurate with industry standards. The Board determined that Mellon Equity had the expertise and resources to manage the Fund effectively.

Investment Performance

The Board reviewed investment results of certain investment company peer group averages consisting of no load institutional funds without Rule 12b-1 plans having an investment strategy substantial identical to the Fund selected by Mellon Equity from a larger corresponding Morningstar universe of funds in the micro cap investment category. There was no historical Mellon Equity composite performance for the Board to review, as the firm did not currently have a fund or other investment vehicle that was managed pursuant to the micro cap strategy that was proposed to be utilized by the Fund.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Mellon Equity as well as its estimated total expense ratio (after giving effect to proposed expense caps) and compared each to that of its peer group, a selection of no-load institutional funds without Rule 12b-1 plans selected by Mellon Equity from a larger corresponding Morningstar universe of funds.

With regard to the proposed advisory fee to be payable by the Fund to Mellon Equity, the Trustees noted that the proposed management fee of 1.00% was below the 1.14% average management fee of a peer group of institutional funds using a similar strategy.

They also noted that the Fund's proposed total expense ratio of 1.35% (after giving effect to the proposed cap) was below the 1.44% average total expense ratio of the peer group, even though most other funds in the peer group were significantly larger than the Fund at projected asset levels during its first year.

There was no comparable separate account client fee to review, as the firm did not have an account that was managed pursuant to the micro cap strategy that was proposed to be utilized by the Fund, but Mellon Equity's typical fee schedule on other strategies was presented.

Based on the comparative peer group data provided, as well as the additional scope and complexity of the services to be provided and responsibilities to be assumed by Mellon Equity with respect to the Fund, the Board concluded that the fees proposed to be payable by the Fund under the advisory agreement were reasonable.

Adviser's Profitability

The Board considered Mellon Equity's projected profitability in managing the Fund, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Mellon Equity in managing the Fund. The Board noted that the information provided indicated that, after giving effect to fee waivers and expense subsidiaries, Mellon Equity was projected to experience a net operating profit in the initial year of the Fund's operations, based on the Fund's projected asset levels during such period. The Trustees noted that they intend to monitor annually the profitability of Mellon Equity.

Economies of Scale

The Board also considered that Mellon Equity may experience economies of scale as the Fund grows and the extent to which the proposed fees reflected such economies. They noted that projected asset levels indicated that significant economies of scale would not be realized for some time. The Trustees concluded that, considering initial and projected asset size over the initial term of the advisory agreement, the implementation of breakpoints or further fee reductions was not necessary at this time. The Trustees intend to review the need for breakpoints in connection with further advisory agreement approval deliberations.

Other Benefits

As part of their broader review of the advisory agreements of all of the funds in the Trust, the Board also considered the additional benefits flowing to Mellon as a result of its relationship with the funds. The Board relied upon their previous review of these benefits in considering the similar benefits that may flow to Mellon from the operation of the Fund. Mellon affiliates provide custodial, administrative, transfer agency and securities lending services to the funds. In each case, such affiliates were selected on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Trustees, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the funds; (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the funds and the Mellon Institutional Funds as a group.

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund's advisory agreement and the compensation to Mellon Equity provided therein are fair and reasonable and, thus, in approving the agreement for an initial two-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                         Number of                       Trustee
                                                                       Principal       Portfolios in       Other       Remuneration
Name                                               Term of Office     Occupation(s)     Fund Complex   Directorships   (period ended
Address, and                     Position(s)        and Length of      During Past      Overseen by       Held by      September 30,
Date of Birth                  Held with Trust      Time Served          5 Years          Trustee         Trustee          2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                 Trustee          Trustee since    Chairman                32             None             $0
c/o Decision Resources, Inc.                       11/3/1986        Emeritus,
260 Charles Street                                                  Decision
Waltham, MA 02453                                                   Resources, Inc.
9/30/40                                                             ("DRI")
                                                                    (biotechnology
                                                                    research and
                                                                    consulting
                                                                    firm); formerly
                                                                    Chairman of the
                                                                    Board and Chief
                                                                    Executive
                                                                    Officer, DRI

Caleb Loring III                  Trustee          Trustee since    Trustee, Essex          32             None             $0
c/o Essex Street Associates                        11/3/1986        Street
P.O. Box 5600                                                       Associates
Beverly, MA 01915                                                   (family
11/14/43                                                            investment trust
                                                                    office)

Benjamin M. Friedman              Trustee          Trustee since    William Joseph          32             None             $0
c/o Harvard University                             9/13/1989        Maier, Professor
Littauer Center 127                                                 of Political
Cambridge, MA 02138                                                 Economy, Harvard
8/5/44                                                              University

John H. Hewitt                    Trustee          Trustee since    Trustee, Mertens        32             None             $0
P.O. Box 2333                                      11/3/1986        House, Inc.
New London, NH 03257                                                (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President   Since 2003       President and           32             None             $0
The Boston Company                 and Chief                        Chief Operating
Asset Management, LLC          Executive Officer                    Officer of The
One Boston Place                                                    Boston Company
Boston, MA 02108                                                    Asset
7/24/65                                                             Management,
                                                                    LLC; formerly
                                                                    Senior Vice
                                                                    President and
                                                                    Chief Operating
                                                                    Officer, Mellon
                                                                    Asset Management
                                                                    ("MAM") and Vice
                                                                    President and
                                                                    Chief Financial
                                                                    Officer, MAM

Principal Officers who are Not Trustees

Name                                            Term of Office
Address, and                  Position(s)        and Length of                    Principal Occupation(s)
Date of Birth               Held with Trust       Time Served                       During Past 5 Years
----------------------------------------------------------------------------------------------------------------------
Barbara A. McCann           Vice President      Since 2003           Senior Vice President and Head of Operations,
Mellon Asset Management      and Secretary                           Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                     Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson          Vice President      Vice President       Vice President and Mutual Funds Controller,
Mellon Asset Management      and Treasurer      since 1999;          Mellon Asset Management; formerly Assistant Vice
One Boston Place                                Treasurer since      President and Mutual Funds Controller, Standish
Boston, MA 02108                                2002                 Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland          Assistant Vice      Since 1996           Vice President and Manager, Mutual Funds
Mellon Asset Management        President                             Operations, Mellon Asset Management; formerly
One Boston Place                                                     Vice President and Manager, Mutual Fund
Boston, MA 02108                                                     Operations, Standish Mellon Asset Management
8/19/51                                                              Company, LLC

Cara E. Hultgren            Assistant Vice      Since 2001           Assistant Vice President and Manager of
Mellon Asset Management        President                             Compliance, Mellon Asset Management ("MAM");
One Boston Place                                                     formerly Manager of Shareholder Services, MAM,
Boston, MA 02108                                                     and Shareholder Representative, Standish Mellon
1/19/71                                                              Asset Management Company, LLC

Mary T. Lomasney                 Chief          Since 2005           First Vice President, Mellon Asset Management and
Mellon Asset Management       Compliance                             Chief Compliance Officer, Mellon Funds
One Boston Place                Officer                              Distributor, L.P. and Mellon Optima L/S Strategy
Boston, MA 02108                                                     Fund, LLC; formerly Director, Blackrock, Inc.,
4/8/57                                                               Senior Vice President, State Street Research &
                                                                     Management Company ("SSRM"), and Vice President,
                                                                     SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6915AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                The Boston Company
                                             International Core Equity Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

For the year ended September 30, 2006, The Boston Company International Core Equity Fund had a total return of 19.0% compared to a return of 19.2% for its benchmark, the MSCI EAFE Index. During this period, international stocks continued to post strong returns as compared to their U.S. peers. Over the past five years, the MSCI EAFE Index has more than doubled the S&P 500 Index's average annual returns of 7%. As the Fund's fiscal year came to a close, the slightest hints of a relative downturn began to emerge. Time will tell whether 2006 is an inflection point in this cycle.

The 12-month period ended September 30, 2006 was, generally speaking, fairly uneventful as the markets moved higher in a consistent fashion. The one major exception was the mid-May to mid-June period when the markets hit a "pocket of turbulence," the MSCI EAFE Index fell nearly 16% in four weeks. However, by the end of June the markets had recovered sufficiently to end the second quarter roughly where they began.

In many ways the strong returns were surprising, given consistent rate hikes by the U.S. Federal Reserve, oil prices that were at all-time highs for much of the period, a noticeable weakening in the housing market in the U.S., and geopolitical events in the Middle East, Iraq, North Korea and elsewhere. Investors generally ignored these issues, or at least looked far enough into the future to see them easing. Events that seemed to bolster investor confidence included a moderation in economic growth rates in many regions, a reduction in inflation fears by the end of the period, corporate profits that showed remarkable resilience, and a tremendous amount of M&A activity (both real and rumored).

The strong returns over the period were broad-based with all countries (excluding New Zealand) and all sectors (excluding Energy) ending the year in positive territory. Portugal was the best performing country with a 37% return, and New Zealand was by far the worst performing country falling 7.9%. With regard to sectors, Energy fell 0.5% on concerns that the price of crude oil was unsustainably high - fears that are beginning to be realized in the market as this report goes to press. The Utilities sector was the best performing sector posting a 32% gain on strong demand, better-than-expected rate increases, and particularly strong M&A activity.

Stock selection for the Fund was mixed for the 12-month period ended September 30, 2006, contributing to the Fund's relative performance to the benchmark index. Adding the most value were selections in Germany where the Fund's holdings gained 38% compared to the benchmark's 24% gain. The selection of U.K. stocks was also a source of value added as the Fund had a positive spread of 3% over the benchmark. Offsetting this strength was our disappointing stock selection for Australia and Japan where the Fund underperformed the benchmark index by 17% and 3%, respectively. From the sector perspective, the Fund's performance was impacted negatively by 0.21% by its 0.60% overweight position in the Energy sector. From the selection point of view, the Fund had its best results in Financials with a nearly 3% spread over the benchmark in by far the largest sector by weight. These results were offset by weak stock selection in Health Care where the Fund's holdings trailed the benchmark's gains by 1.8%.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Looking toward the future we expect more periods of volatility like this year's mid-year experience. However, over the intermediate- to long-term we expect the markets to produce modestly positive returns. The global economy is in generally good shape. Inflation appears to be contained with a few exceptions. Interest rates should continue to hold steady in a range that is low by historical standards. Corporate balance sheets are in very good shape. Liquidity is ample. Valuations by our measures are well within a range of reasonableness.

Regardless of the environment, over the next 12 months the Fund will continue to seek to invest in stocks which combine better than peer-group business momentum and better than peer-group valuation characteristics. This is the time-tested philosophy the Fund has followed since inception, and we believe this methodology will continue to produce attractive long-term results for shareholders.

/s/ Remi J. Browne                             /s/ Peter S. Carpenter

Remi J. Browne                                 Peter S. Carpenter

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
       International Core Equity Fund and the MSCI EAFE Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                                       Since
                                                                     Inception
         1 Year        3 Years        5 Years        10 Years        12/8/1988
--------------------------------------------------------------------------------
Fund     19.01%         25.60%         18.82%         10.65%            8.34%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                         Expenses Paid
                                 Beginning            Ending            During Period +
                               Account Value       Account Value       April 1, 2006 to
                               April 1, 2006    September 30, 2006    September 30, 2006
----------------------------------------------------------------------------------------
Actual                         $    1,000.00       $   1,046.30            $   4.41
Hypothetical (5% return
  per year before expenses)    $    1,000.00       $   1,020.76            $   4.36

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Percentage of
Top Ten Holdings*              Country                   Sector    Investments
--------------------------------------------------------------------------------
Ing Groep NV CVA           Netherlands               Financials       2.2%
Societe Generale                France               Financials       2.1
BNP Paribas                     France               Financials       1.7
HBOS PLC                United Kingkom               Financials       1.7
BP PLC                  United Kingkom                   Energy       1.6
Credit Suisse Group         Switerland               Financials       1.6
Honda Motor Co., Ltd.            Japan   Consumer Discretionary       1.6
Canon, Inc.                      Japan   Information Technology       1.5
GlaxoSmithKline PLC     United Kingkom              Health Care       1.5
Roche Holding AG           Switzerland              Health Care       1.4
                                                                     ----
                                                                     16.9%

*     Excludes short-term securities and investment of cash collateral.

                                              Percentage of
Geographic Region Allocation*                  Investments
-----------------------------------------------------------
Europe ex U.K.                                    48.3%
U.K.                                              23.8
Asia ex Japan                                      6.0
Japan                                             21.9
                                                 -----
                                                 100.0%

 *  Excludes short-term securities and cash collateral investments.

The Fund is actively managed. Current holdings maybe different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
  Investment in The Boston Company International
    Core Equity Portfolio ("Portfolio"), at value (Note 1A)                     $ 2,000,653,233
  Receivable for Fund shares sold                                                    15,411,457
  Prepaid expenses                                                                       99,830
                                                                                ---------------
    Total assets                                                                  2,016,164,520

Liabilities
  Payable for Fund shares redeemed                                $  895,198
  Accrued administrative service fees (Note 2)                       101,582
  Accrued registration fee                                            46,759
  Accrued transfer agent fees (Note 2)                                14,995
  Accrued professional fees                                           14,189
  Accrued shareholder reporting fees (Note 2)                            577
  Accrued trustees' fees (Note 2)                                        500
  Accrued chief compliance officer fee (Note 2)                          369
  Other accrued expenses and liabilities                               2,438
                                                                  ----------
    Total liabilities                                                                 1,076,607
                                                                                ---------------
Net Assets                                                                      $ 2,015,087,913
                                                                                ===============
Net Assets consist of:
  Paid-in capital                                                               $ 1,798,141,332
  Accumulated net realized gain                                                      40,387,485
  Undistributed net investment income                                                 6,180,167
  Net unrealized appreciation                                                       170,378,929
                                                                                ---------------
Total Net Assets                                                                $ 2,015,087,913
                                                                                ===============
Shares of beneficial interest outstanding                                            51,652,158
                                                                                ===============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                               $         39.01
                                                                                ===============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income allocated from Portfolio (net foreign
    witholding taxes $3,185,872)                                          $    29,706,567
  Interest and securities lending income allocated from
    Portfolio                                                                   1,263,573
  Expenses allocated from Portfolio                                            (9,156,881)
                                                                          ---------------
    Net investment income allocated from Portfolio                             21,813,259

Expenses
  Administrative service fees (Note 2)                      $  234,844
  Registration fees                                            231,010
  Professional fees                                             58,886
  Transfer agent fees (Note 2)                                  52,172
  Insurance expense                                              2,074
  Trustees' fees (Note 2)                                        2,000
  Miscellaneous expenses                                        31,493
                                                            ----------
    Total expenses                                                                612,479
                                                                          ---------------
      Net investment income                                                    21,200,780
                                                                          ---------------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) allocated from Portfolio on:
    Investment securities, futures transactions, foreign
      currency exchange transactions and forward currency
      transactions                                                             38,731,387
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investments securities, futures contracts, foreign
      currency exchange translations and forward currency
      contracts                                                               123,661,754
                                                                          ---------------
  Net realized and unrealized gain (loss)                                     162,393,141
                                                                          ---------------
Net Increase in Net Assets from Operations                                $   183,593,921
                                                                          ===============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 For the              For the
                                                                Year Ended           Year Ended
                                                            September 30, 2006   September 30, 2005
                                                            ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income (loss)                               $     21,200,780      $    2,848,226
  Net realized gain (loss)                                         38,731,387          16,706,539
  Change in net unrealized appreciation (depreciation)            123,661,754          28,802,354
                                                             ----------------      --------------
  Net increase (decrease) in net assets from investment
    operations                                                    183,593,921          48,357,119
                                                             ----------------      --------------

Distributions to Shareholders (Note 1C)
  From net investment income                                      (15,633,628)         (2,263,100)
  From net realized gains on investments                          (17,704,234)         (2,586,841)
                                                             ----------------      --------------
  Total distributions to shareholders                             (33,337,862)         (4,849,941)
                                                             ----------------      --------------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                              1,655,730,693         124,417,682
  Value of shares issued in reinvestment of distributions          16,673,962           4,058,519
  Cost of shares redeemed                                         (94,637,359)         (9,593,513)
                                                             ----------------      --------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                1,577,767,296         118,882,688
                                                             ----------------      --------------
Total Increase (Decrease) in Net Assets                         1,728,023,355         162,389,866

Net Assets
  At beginning of year                                            287,064,558         124,674,692
                                                             ----------------      --------------
  At end of year (including undistributed net investment
    income of $6,180,167 and $412,285, respectively)         $  2,015,087,913      $  287,064,558
                                                             ================      ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                              Year  Ended September 30,
                                                         --------------------------------------------------------------------
                                                            2006           2005          2004          2003           2002
                                                         -----------    -----------   -----------   -----------     ---------
Net Asset Value, Beginning of Year                       $     34.34    $     27.03   $     21.62   $     17.10     $   18.53
                                                         -----------    -----------   -----------   -----------     ---------
From Investment Operations:
  Net investment income (loss)* (a)                             0.71           0.50          0.31          0.23          0.25
  Net realized and unrealized gains
    (loss) on investments                                       5.59           7.73          5.49          4.55         (1.48)
                                                         -----------    -----------   -----------   -----------     ---------
Total from operations                                           6.30           8.23          5.80          4.78         (1.23)
                                                         -----------    -----------   -----------   -----------     ---------
Less Distributions to Shareholders:
  From net investment income                                   (0.40)         (0.39)        (0.39)        (0.26)        (0.20)
  From net realized gains on investments                       (1.23)         (0.53)           --            --            --
                                                         -----------    -----------   -----------   -----------     ---------
Total distributions to shareholders                            (1.63)         (0.92)        (0.39)        (0.26)        (0.20)
                                                         -----------    -----------   -----------   -----------     ---------
Net Asset Value, End of Year                             $     39.01    $     34.34   $     27.03   $     21.62     $   17.10
                                                         ===========    ===========   ===========   ===========     =========
Total Return                                                   19.01%         31.06%        27.04%        28.23%(b)     (6.77%)(b)

Ratios/Supplemental data:
  Expenses (to average daily net assets)* (c)                   0.88%          1.01%         1.12%         1.16%         1.00%
  Net Investment Income (to average daily net assets)*          1.91%          1.59%         1.22%         1.21%         1.29%
  Portfolio Turnover                                             N/A            N/A           N/A            17%(d)        87%(d)
  Net Assets, End of Year (000's omitted)                $ 2,015,088    $   287,065   $   124,675   $    77,727     $  51,087

----------
* The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income per share (a)                        N/A            N/A          N/A    $      0.19     $    0.18
      Ratios (to average daily net assets):
        Expenses (c)                                             N/A            N/A          N/A           1.34%         1.33%
        Net investment income                                    N/A            N/A          N/A           1.03%         0.96%

(a)   Calculated based on average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Includes the Fund's share of the Portfolio's allocated expenses.

(d) Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover ratio for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Core Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The object of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest of The Boston Company International Core Equity Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies represented in the MSCI Europe, Australia, Far East Index and Canada. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006 the Fund owned 91% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      The Funds investment in the portfolio are recorded on the settlement date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $52,172 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,165. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $577 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $101,123 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006, aggregated $1,658,279,695 and $127,633,188, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Shares of Beneficial Interest

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                             For the               For the
                                            Year Ended           Year Ended
                                        September 30, 2006   September 30, 2005
                                        ------------------   ------------------
      Shares sold                           45,334,340            3,919,181

      Shares issued to shareholders in
         reinvestment of distributions         479,216              138,802
      Shares redeemed                       (2,520,245)            (312,002)
                                            ----------            ---------
      Net increase                          43,293,311            3,745,981
                                            ==========            =========

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $47,195 in redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings as of September 30, 2006, were as follows:

              Undistributed ordinary income         $ 19,214,625
              Undistributed capital gains             29,537,583
                                                    ------------
              Total distributable earnings          $ 48,752,208
                                                    ============

      Tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, was as follows:

                                              2006                  2005
                                          ------------          -----------
              Ordinary income             $ 19,748,254          $ 2,263,100
              Capital Gains                 13,589,608            2,586,841
                                          ------------          -----------
              Total Distributions         $ 33,337,862          $ 4,849,941
                                          ============          ===========

      See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Trust and Shareholders of The Boston Company International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Core Equity Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the invesment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--98.7%

EQUITIES--97.6%

Australia--3.7%
BHP Billiton Ltd.                                                                                       1,514,900   $    28,941,562
Caltex Australia Ltd.                                                                                     469,600         8,365,952
Commonwealth Bank of Australia                                                                            328,300        11,195,703
Pacific Brands Ltd.                                                                                     3,688,400         6,955,813
QBE Insurance Group Ltd.                                                                                1,067,900        19,502,310
Telstra Corp. Ltd.                                                                                      2,149,600         5,944,577
                                                                                                                    ---------------
                                                                                                                         80,905,917
                                                                                                                    ---------------

Austria--0.6%
Boehler-Uddeholm                                                                                          220,800        12,419,664
                                                                                                                    ---------------

Belgium--3.0%
Agfa Gevaert NV                                                                                           263,400         6,245,635
Delhaize Group                                                                                             88,900         7,468,045
InBev NV                                                                                                  509,900        28,073,340
KBC Groupe                                                                                                221,000        23,272,935
                                                                                                                    ---------------
                                                                                                                         65,059,955
                                                                                                                    ---------------

Denmark--0.5%
Carlsberg AS                                                                                               63,411         5,333,958
Danske Bank AS                                                                                            160,800         6,325,378
                                                                                                                    ---------------
                                                                                                                         11,659,336
                                                                                                                    ---------------

Finland--2.2%
Fortum Oyj                                                                                                373,800         9,958,286
KCI Konecranes Oyj                                                                                         43,500           825,715
Kesko Oyj                                                                                                 235,000         9,881,017
Metso Corp.                                                                                               278,000        10,229,666
Nokia Oyj                                                                                                 396,300         7,869,282
Rautaruukki Oyj                                                                                           312,800         8,983,679
                                                                                                                    ---------------
                                                                                                                         47,747,645
                                                                                                                    ---------------

France--10.0%
BNP Paribas                                                                                               338,900        36,462,183
Bouygues SA                                                                                               284,000        15,189,524
Cap Gemini SA                                                                                             211,100        11,196,837
Sanofi-Synthelabo SA                                                                                      184,300        16,405,206
Silicon-On-Insulator Technologies (a)                                                                     208,900         6,039,383
Societe Generale                                                                                          288,300        45,878,332
Suez SA                                                                                                   249,400        10,967,175
Total SA (b)                                                                                              385,220        25,277,751
Vallourec SA                                                                                               33,150         7,730,089
Vinci SA                                                                                                  157,900        17,579,070
Vivendi SA                                                                                                747,600        26,950,412
                                                                                                                    ---------------
                                                                                                                        219,675,962
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Germany--6.9%
Bayerische Motoren Werke AG                                                                               136,900   $     7,332,408
Continental AG                                                                                            252,200        29,241,561
Deutsche Bank AG                                                                                          118,800        14,334,750
E On AG                                                                                                   200,000        23,706,528
Heidelberger Druckmaschinen                                                                               163,600         6,744,030
Henkel KGaA                                                                                               108,600        15,100,708
Man AG                                                                                                    157,200        13,303,258
Merck KGaA                                                                                                 93,410         9,904,277
MTU Aero Engines Holding AG                                                                               185,200         6,920,546
SAP AG                                                                                                     34,430         6,827,992
Thyssenkrupp AG                                                                                           505,300        17,023,941
                                                                                                                    ---------------
                                                                                                                        150,439,999
                                                                                                                    ---------------

Greece--0.7%
Coca-Cola Hellenic Bottling Co. SA                                                                        423,100        14,581,820
                                                                                                                    ---------------

Hong Kong--1.6%
Bank of East Asia Ltd.                                                                                  1,852,100         8,451,704
China Mobile Ltd.                                                                                       3,011,600        21,281,138
HSBC Holdings PLC                                                                                          58,300         1,063,415
The Wharf(Holdings) Ltd.                                                                                1,391,400         4,768,738
                                                                                                                    ---------------
                                                                                                                         35,564,995
                                                                                                                    ---------------

Ireland--2.0%
Allied Irish Banks PLC                                                                                    495,100        13,183,523
C & C Group PLC                                                                                         1,151,600        15,639,050
CRH PLC                                                                                                   467,400        15,782,621
                                                                                                                    ---------------
                                                                                                                         44,605,194
                                                                                                                    ---------------

Italy--3.3%
AEM Spa                                                                                                 3,513,000         9,488,051
Banca Intesa Spa                                                                                        2,918,133        19,204,000
Capitalia Spa                                                                                           2,500,900        20,707,552
Eni Spa                                                                                                   790,100        23,413,160
                                                                                                                    ---------------
                                                                                                                         72,812,763
                                                                                                                    ---------------

Japan--21.5%
Canon, Inc.                                                                                               637,950        33,272,136
Daiichi Sankyo Co., Ltd.                                                                                  283,500         8,041,021
Dainippon Sumitomo Pharma Co., Ltd.                                                                       503,000         6,043,155
Daiwa Securities Group                                                                                    721,700         8,420,139
Diamond Lease Co., Ltd.                                                                                   136,700         6,585,581
East Japan Railway Co.                                                                                        859         6,007,400
Fujitsu Ltd.                                                                                            1,583,300        13,056,762
Honda Motor Co., Ltd.                                                                                     999,900        33,609,373
Kirin Brewery Co., Ltd.                                                                                       400             5,341
Kobayashi Pharmaceutical Co., Ltd.                                                                        179,600         6,857,980

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Japan (continued)
Komatsu Ltd.                                                                                            1,708,300   $    29,505,817
Kubota Corp.                                                                                            2,432,000        19,973,245
Makita Corp.                                                                                              280,500         8,240,919
Matsushita Electric Industrial Co., Ltd.                                                                  602,200        12,746,592
Mitsubishi Corp.                                                                                          527,400         9,913,030
Mitsubishi Electric Corp.                                                                               1,746,000        14,708,915
Mitsubishi Gas Chemical Co., Inc.                                                                       1,290,200        14,015,127
Mizuho Financial Group, Inc.                                                                                2,243        17,395,547
Nikon Corp.                                                                                               499,000        10,308,695
Nippon Suisan Kaisha Ltd.                                                                               1,292,800         7,114,724
Nomura Holdings, Inc.                                                                                     609,400        10,731,962
NTT Corp.                                                                                                   3,883        19,068,157
Orix Corp.                                                                                                 90,280        24,956,752
Sankyo Co., Ltd.                                                                                          178,500         9,536,322
Sumco Corp.                                                                                               214,100        15,861,273
Sumitomo Metal Industries, Ltd.                                                                         4,268,000        16,369,520
Sumitomo Mitsui Financial                                                                                     585         6,141,732
Sumitomo Trust & Banking Co., Ltd.                                                                      2,163,000        22,635,408
Takeda Chemical Industries                                                                                256,700        16,017,941
TDK Corp.                                                                                                  77,900         6,239,387
Tokyo Electric Power Co.                                                                                  354,000        10,190,500
Tokyo Electron Ltd.                                                                                       182,400        13,481,941
Toshiba Corp.                                                                                           1,151,000         7,464,787
Toyo Suisan Kaisha Ltd.                                                                                   481,900         6,948,401
Toyota Motor Corp.                                                                                        409,100        22,237,084
                                                                                                                    ---------------
                                                                                                                        473,702,666
                                                                                                                    ---------------

Netherlands--3.7%
ASM Lithography Holding NV (a)                                                                            457,700        10,701,905
DSM NV                                                                                                    347,900        15,258,936
Fugro NV                                                                                                  160,100         6,745,916
Ing Groep NV CVA                                                                                        1,085,400        47,743,403
                                                                                                                    ---------------
                                                                                                                         80,450,160
                                                                                                                    ---------------

New Zealand--0.3%
Fletcher Building Ltd.                                                                                  1,111,700         6,223,797
                                                                                                                    ---------------

Norway--1.8%
DNB NOR ASA                                                                                             1,086,200        13,306,458
Norsk Hydro ASA                                                                                           453,200        10,127,549
Orkla ASA                                                                                                 324,200        15,434,071
                                                                                                                    ---------------
                                                                                                                         38,868,078
                                                                                                                    ---------------

Singapore--0.3%
United Overseas Bank Ltd.                                                                                 674,500         6,926,884
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Spain--3.1%
ACS Actividades                                                                                           458,200   $    21,729,310
Banco Santander Central                                                                                   419,600         6,634,698
Corp Mapfre SA                                                                                            289,900         6,057,936
Repsol YPF SA                                                                                             360,700        10,734,418
Telefonica SA                                                                                           1,346,600        23,341,372
                                                                                                                    ---------------
                                                                                                                         68,497,734
                                                                                                                    ---------------

Sweden--2.8%
Nordea Bank AB                                                                                          1,093,500        14,330,803
Skandinaviska Enskilda                                                                                    888,000        23,881,396
Svenska Cellulosa AB                                                                                      207,400         9,513,242
Volvo AB                                                                                                  230,100        13,711,387
                                                                                                                    ---------------
                                                                                                                         61,436,828
                                                                                                                    ---------------

Switzerland--6.3%
Baloise Holdings                                                                                          119,190        11,696,883
Credit Suisse Group                                                                                       584,400        33,816,956
Roche Holding AG                                                                                          180,400        31,194,497
Sulzer AG                                                                                                  16,810        13,397,717
The Swatch Group AG                                                                                        32,420         6,264,634
UBS AG (a)                                                                                                194,400        11,630,105
Zurich Financial Services AG                                                                              119,500        29,366,052
                                                                                                                    ---------------
                                                                                                                        137,366,844
                                                                                                                    ---------------

United Kingdom--23.3%
Alliance Boots PLC                                                                                        733,998        10,647,136
AstraZeneca PLC                                                                                           311,300        19,449,198
Aviva PLC                                                                                               1,582,000        23,184,860
Barclays PLC                                                                                            1,633,190        20,603,113
Barratt Developments PLC                                                                                  878,900        17,536,096
BG Group PLC                                                                                              588,300         7,146,276
BP PLC                                                                                                  3,257,600        35,485,995
British Airways PLC (a)                                                                                 2,588,400        20,686,904
British American Tobacco PLC                                                                              594,000        16,054,245
BT Group PLC                                                                                            2,650,800        13,296,826
Enterprise Inns PLC                                                                                       857,000        16,922,695
GlaxoSmithKline PLC                                                                                     1,229,000        32,710,540
Greene King PLC                                                                                           740,300        12,512,144
HBOS PLC                                                                                                1,810,700        35,822,652
HSBC Holdings PLC                                                                                       1,507,400        27,494,549
International Power PLC                                                                                 4,755,000        27,856,792
Kelda Group PLC                                                                                           403,300         6,420,055
Marks & Spencer Group PLC                                                                               1,713,400        20,604,787
National Grid PLC                                                                                       1,735,100        21,677,641

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom (continued)
Royal Bank of Scotland Group PLC                                                                          589,385   $    20,286,964
Royal Dutch Shell PLC                                                                                     202,200         6,668,425
Royal Dutch Shell PLC                                                                                     879,000        29,827,917
United Business Media PLC                                                                                 859,900        10,662,771
Vodafone Group PLC (a)                                                                                  8,927,537        20,427,573
WPP Group PLC                                                                                           1,043,500        12,929,647
Xstrata PLC                                                                                               666,500        27,532,066
                                                                                                                    ---------------
                                                                                                                        514,447,867
                                                                                                                    ---------------
Total Equities (Cost $1,963,682,194)                                                                                  2,143,394,108
                                                                                                                    ---------------

PREFERRED STOCK--1.0%
Fresenius AG (Cost $20,436,694)                                                                           125,180        22,337,825
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS--0.1%                                                  Rate       Maturity     Par Value
                                                                              ----      ----------   ------------

U.S. Government--0.1%
U.S. Treasury Bill--0.1% (c)(d) (Cost $2,930,369)                             4.80%     12/14/2006   $  2,960,000         2,930,369
                                                                                                                    ---------------

INVESTMENT OF CASH COLLATERAL--0.0%                                                                     Shares
                                                                                                     ------------
BlackRock Cash Strategies L.L.C. (e)
  (Cost $1,385)                                                               5.35%                         1,385             1,385
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $1,987,050,642)                                                                  2,168,663,687
                                                                                                                    ---------------

AFFILIATED INVESTMENTS--1.5%
Dreyfus Institutional Preferred Plus Money Market Fund (e)(f)
  (Cost $32,556,045)                                                          5.32%                    32,556,045        32,556,045
                                                                                                                    ---------------

TOTAL INVESTMENTS--100.2% (Cost $2,019,606,,687)                                                                      2,201,219,732

LIABILITIES IN EXCESS OF OTHER ASSETS--(0.2)%                                                                            (5,442,465)
                                                                                                                    ---------------

NET ASSETS--100.0%                                                                                                  $ 2,195,777,267
                                                                                                                    ===============

Notes to Schedule of Investments:

(a)   Non-income producing security.

(b)   Security, or a portion of thereof, was on loan at September 30, 2006.

(c) Denotes all or part of security segregated as collateral for futures transactions.

(d)   Rate noted is yield to maturity.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

At September 30, 2006, the Portfolio held the following forward foreign currency exchange contracts:

                                Local
                              Principal     Contract         Value at        USD Amount   Unrealized
Contracts to Receive           Amount      Value Date   September 30, 2006   to Deliver      Loss
-----------------------------------------------------------------------------------------------------
Danish Krone                  14,860,206   10/2/2006       $ 2,528,226      $ 2,530,861   $   (2,635)
Danish Krone                  10,000,000   10/3/2006         1,701,346        1,701,346           --
Japanese Yen                 200,000,000   10/2/2006         1,694,127        1,697,217       (3,090)
                                                                                          ----------
                                                                                          $   (5,725)
                                                                                          ==========

At September 30, 2006, the Portfolio held the following futures contracts:

                                                                        Underlying Face   Unrealized
Contract                              Position      Expiration Date     Amount at Value      Gain
-----------------------------------------------------------------------------------------------------
MSCI Pan-Euro (641 Contracts)           Long          12/15/2006        $    18,516,236   $  214,846
Topix Futures (45 Contracts)            Long           12/7/2006              6,011,495      204,293
                                                                                          ----------
                                                                                          $  419,139
                                                                                          ==========

                                                      Percentage of
              Economic Sector Allocation                Net Assets
              -----------------------------------------------------
              Consumer Discretionary                       12.3%
              Consumer Staples                              7.2
              Energy                                        7.9
              Financials                                   29.8
              Health Care                                   7.4
              Industrials                                   9.3
              Information Technology                        6.1
              Materials                                     8.2
              Telecommunication Services                    4.9
              Utilities                                     5.5
              Short-term and Other Assets                   1.4
                                                          -----
                                                          100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
  Investments in securities (Note 1A) (including securities on loan, valued at $1,312 (Note 6))
    Unaffiliated issuers, at value (cost $1,987,050,642)                                                             $2,168,663,687
    Affiliated issuers, at value (Note 1H) (cost $32,556,045)                                                            32,556,045
  Foreign currency, at value (cost, $38,848,306)                                                                         38,646,822
  Receivable for investments sold                                                                                        33,539,564
  Interest and dividends receivable                                                                                       5,058,078
  Receivable for variation margin on open futures contracts (Note 5)                                                         65,592
  Prepaid expenses                                                                                                           13,412
                                                                                                                     --------------
    Total assets                                                                                                      2,278,543,200
Liabilities
  Payable for investments purchased                                                                 $  82,628,652
  Unrealized depreciation on forward currency exchange contracts (Note 5)                                   5,725
  Collateral for securities on loan (Note 6)                                                                1,385
  Accrued accounting, administration and custody fees (Note 2)                                             90,660
  Accrued professional fees                                                                                22,076
  Accrued trustees' fees and expenses (Note 2)                                                             16,560
  Other accrued expenses and liabilities                                                                      875
                                                                                                    -------------
    Total liabilities                                                                                                    82,765,933
                                                                                                                     --------------
Net Assets (applicable to investors' beneficial interest)                                                            $2,195,777,267
                                                                                                                     ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income (net of foreign withholding taxes of $3,489,769)                                                   $   31,949,989
  Dividend income from affiliated investments (Note 1H)                                                                     595,403
  Interest income                                                                                                         1,383,345
  Securitiy lending income (Note 6)                                                                                               9
                                                                                                                     --------------
    Total investment Income                                                                                              33,928,746

Expenses
  Investment advisory fee (Note 2)                                                                  $   9,116,697
  Accounting, administration and custody fees (Note 2)                                                    756,469
  Professional fees                                                                                        41,886
  Trustees' fees and expenses (Note 2)                                                                     80,037
  Insurance expense                                                                                        15,325
  Miscellaneous expenses                                                                                   15,606
                                                                                                    -------------
    Total expenses                                                                                                       10,026,020
                                                                                                                     --------------
      Net investment income                                                                                              23,902,726
                                                                                                                     --------------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Investments                                                                                        41,602,599
    Financial futures transactions                                                                        564,934
    Foreign currency transactions and forward currency exchange transactions                              147,676
                                                                                                    -------------
      Net realized gain (loss)                                                                                           42,315,209
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                                       133,295,987
    Financial futures contracts                                                                           422,677
    Foreign currency translations and forward currency exchange contracts                                 (37,601)
                                                                                                    -------------
      Change in net unrealized appreciation (depreciation)                                                              133,681,063
                                                                                                                     --------------
        Net realized and unrealized gain (loss)                                                                         175,996,272
                                                                                                                     --------------
Net Increase in Net Assets from Operations                                                                           $  199,898,998
                                                                                                                     ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      For the              For the
                                                                                     Year Ended           Year Ended
                                                                                 September 30, 2006   September 30, 2005
                                                                                 ------------------   ------------------
Increase (Decrease) in Net Assets

From Operations
  Net investment income (loss)                                                     $   23,902,726        $  3,115,216
  Net realized gain (loss)                                                             42,315,209          17,557,963
  Change in net unrealized appreciation (depreciation)                                133,681,063          30,186,081
                                                                                   --------------        ------------
  Net increase (decrease) in net assets from operations                               199,898,998          50,859,260
                                                                                   --------------        ------------

Capital Transactions
  Contributions                                                                     1,834,896,418         147,880,626
  Withdrawals                                                                        (147,003,408)        (17,050,877)
                                                                                   --------------        ------------
  Net increase (decrease) in net assets from capital transactions                   1,687,893,010         130,829,749
                                                                                   --------------        ------------
Total Increase (Decrease) in Net Assets                                             1,887,792,008         181,689,009

Net Assets
  At beginning of year                                                                307,985,259         126,296,250
                                                                                   --------------        ------------
  At end of year                                                                   $2,195,777,267        $307,985,259
                                                                                   ==============        ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                For the Period
                                                                                               January 28, 2003
                                                             Year Ended September 30,           (commencement
                                                   --------------------------------------     of operations) to
                                                      2006          2005          2004        September 30, 2003
                                                   -----------    ---------    ----------     ------------------
Total Return (a)                                         18.99%       31.12%        27.12%             22.46%(b)
Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                0.83%        0.95%         1.04%              1.17%(c)
   Net Investment Income (to average daily net
     assets)*                                             1.97%        1.66%         1.30%              1.81%(c)
   Portfolio Turnover                                       51%          58%           80%                63%(b)
   Net Assets, End of Year (000's omitted)         $ 2,195,777    $ 307,985    $  126,296          $  77,660

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken the ratios would have been:

         Ratios (to average daily net assets):
         Expenses                                          N/A          N/A           N/A               1.20%(c)
         Net investment income                             N/A          N/A           N/A               1.78%(c)

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

(b)   Not annualized.

(c)   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Core Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are represented in the MSCI Europe, Australia, Far East Index (EAFE) and Canada.

      At September 30, 2006, there were two funds, The Boston Company International Core Equity Fund and Dreyfus Premier International Equity Fund (the "Funds") invested in the Portfolio. The value of the Funds' investment in the Portfolio reflects the Funds' proportionate interests in the net assets of the Portfolio. At September 30, 2006, The Boston Company International Core Equity Fund and the Dreyfus Premier International Equity Fund held approximately 91% and 9% interests in the Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.

      Because foreign markets may be open at different times than the New York Stock Exchange ("NYSE"), the value of the Portfolio's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

      If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) the Portfolio may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time by the Trustees and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Portfolio to a significant extent.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      C. Income taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Foreign currency transactions

      The Portfolio maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Foreign Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management Company LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      I. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory, and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the first $500 million of the Portfolio's average daily net assets, 0.75% of the next $500 million and 0.70% on assets over $1 billion. During the period October 1, 2005 to January 31, 2006 the investment advisory fee was paid to TBCAM at an annual rate of 0.80%.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $756,469 for the year ended September 30, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $4, for the year ended September 30, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                       Purchases        Sales
                                                    --------------  ------------
      Investments (non-U.S. Government Securities)  $2,290,839,028  $601,791,046
                                                    ==============  ============

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

         Aggregate cost                             $2,042,856,776
                                                    ==============
         Gross unrealized appreciation              $  204,763,363
         Gross unrealized depreciation                 (24,721,942)
                                                    --------------
         Net unrealized appreciation (depreciation) $  180,041,421
                                                    ==============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2006, the Portfolio held open foreign currency exchange contracts. See Schedule of Investments for further details.

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase and sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio held open financial futures contracts. See Schedule of Investments for further details.

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities for the year ended September 30, 2006 and earned interest on the invested collateral of $325 of which $316 was rebated to borrowers or paid in fees. At September 30, 2006, the Portfolio had securities valued at $1,312 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $6,717.

      For the year ended September 30, 2006, the Portfolio had average borrowings outstanding of $35,000 on a total of two days and incurred $9 of interest.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Shareholders of The Boston Company International Core Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Core Equity Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from January 28, 2003 (commencement of operations) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                       Trustee
                                                                      Principal      Portfolios in      Other        Remuneration
Name                                              Term of Office    Occupation(s)    Fund Complex   Directorships   (period ended
Address, and                     Position(s)       and Length of     During Past      Overseen by      Held by       September 30,
Date of Birth                  Held with Trust      Time Served        5 Years          Trustee        Trustee          2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman                 32            None          Fund: $500
c/o Decision Resources, Inc.                      11/3/1986       Emeritus,                                        Portfolio: $7,758
260 Charles Street                                                Decision
Waltham, MA 02453                                                 Resources, Inc.
9/30/40                                                           ("DRI")
                                                                  (biotechnology
                                                                  research and
                                                                  consulting firm);
                                                                  formerly Chairman
                                                                  of the Board and
                                                                  Chief Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex           32            None          Fund: $500
c/o Essex Street Associates                       11/3/1986       Street Associates                                Portfolio: $8,666
P.O. Box 5600                                                     (family
Beverly, MA 01915                                                 investment trust
11/14/43                                                          office)

Benjamin M. Friedman               Trustee        Trustee since   William Joseph           32            None          Fund: $500
c/o Harvard University                            9/13/1989       Maier, Professor                                 Portfolio: $7,758
Littauer Center 127                                               of Political
Cambridge, MA 02138                                               Economy, Harvard
8/5/44                                                            University

John H. Hewitt                     Trustee        Trustee since   Trustee, Mertens         32            None          Fund: $500
P.O. Box 2333                                     11/3/1986       House, Inc.                                      Portfolio: $7,758
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and            32            None             $0
The Boston Company                and Chief                       Chief Operating
Asset Management, LLC         Executive Officer                   Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset Management,
7/24/65                                                           LLC; formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and
                                                                  Chief Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                                    Term of Office
Address, and                      Position(s)            and Length of                        Principal Occupation(s)
Date of Birth                   Held with Trust           Time Served                           During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann               Vice President          Since 2003             Senior Vice President and Head of Operations, Mellon
Mellon Asset Management          and Secretary                                 Asset Management ("MAM"); formerly First Vice
One Boston Place                                                               President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson              Vice President          Vice President         Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management          and Treasurer          since 1999;            Asset Management; formerly Assistant Vice President
One Boston Place                                        Treasurer              and Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                                        since 2002             Management Company, LLC
7/14/65

Denise B. Kneeland              Assistant Vice          Since 1996             Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management            President                                   Mellon Asset Management; formerly Vice President and
One Boston Place                                                               Manager, Mutual Fund Operations, Standish Mellon
Boston, MA 02108                                                               Asset Management Company, LLC
8/19/51

Cara E. Hultgren                Assistant Vice          Since 2001             Assistant Vice President and Manager of Compliance,
Mellon Asset Management            President                                   Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                                               Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                               Representative, Standish Mellon Asset Management
1/19/71                                                                        Company, LLC

Mary T. Lomasney                     Chief              Since 2005             First Vice President, Mellon Asset Management and
Mellon Asset Management           Compliance                                   Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place                    Officer                                    L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                               formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                                         President, State Street Research & Management
                                                                               Company ("SSRM"), and Vice President, SSRM

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

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6924AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                The Boston Company
                                             Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

Over the first half of the reporting period, and as they had for several years, a robust economic environment and low inflation helped small and mid cap stocks post higher returns than their large cap counterparts. However, market conditions appeared to change during the second half of the reporting period as economic growth moderated and inflationary pressures seemed to intensify. As a result, investors began to favor larger stocks over smaller ones.

Despite this shift in investor sentiment, the Fund's holdings continued to produce relatively attractive returns. For the year ended September 30, 2006 the Fund had a total return of 7.80%+ compared to a return of 5.88% for its benchmark, the Russell 2000 Growth Index. We had positioned the Fund for the changing economy by avoiding companies that we believed would be hurt by the impact on consumer spending caused by rising interest rates and higher energy prices. In addition, we focused on valuations in an effort to avoid overpaying for growth. These strategies helped protect the Fund from the full brunt of market volatility during the Spring and Fall of 2006.

The Fund achieved particularly strong results in the energy sector, where energy services companies Oceaneering International and Dril-Quip benefited from resurgent oil and gas prices. However, the Fund's top individual performers represented a relatively wide variety of industry groups. For example, in the industrials sector, Huron Consulting Group gained value as demand for its business services increased as Fortune 1000 companies sought help in complying with U.S. regulators' complex financial reporting requirements. Similar forces helped support the growth of technology company FileNet, which provides electronic content management services to corporations. FileNet received a buy-out offer during the reporting period from International Business Machines, boosting its value. The trend toward outsourcing also helped drive gains for drug development services provider Covance, which conducts drug research for large pharmaceutical companies, and Corrections Corp. of America, which operates prisons for various states and municipalities.

On the other hand, some of the Fund's more disappointing positions for the reporting period included apparel retailer Jos. A. Bank Clothiers, which suffered as consumer spending moderated. Among media companies, lower revenues hurt traditional radio broadcasters, such as Emmis Communications, and earnings as advertising dollars are lost to online competitors. In fact, any weakness resulting from the Fund's traditional media holdings was more than offset by better performance from its positions in Internet-related businesses, such as Akamai Technologies, Marchex Inc., and ValueClick, each of which use or help other businesses utilize the Internet.

/s/ B. Randall Watts                           /s/ Todd Wakefield

B. Randall Watts                               Todd Wakefield

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company Small/Mid Cap Growth Fund with the Russell 2500 Growth Index and the Russell
                          2000 Growth Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                                       Since
                                                                      Inception
          1 Year        3 Years        5 Years       10 Years        1/1/1988**
--------------------------------------------------------------------------------
Fund      7.80%+         16.32%         12.86%         8.51%           13.25%

*     Source: Lipper Inc.

** Combines the performance of the Fund beginning September 1, 1990 and its predecessor, the Small Cap Equity Limited Partnership, from January 1, 1988 to that date.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                         Expenses Paid
                                 Beginning            Ending            During Period+
                               Account Value       Account Value       April 1, 2006 to
                               April 1, 2006    September 30, 2006    September 30, 2006
----------------------------------------------------------------------------------------
Actual                         $    1,000.00       $     964.40           $     4.92
Hypothetical (5% return
  per year before expenses)    $    1,000.00       $   1,020.05           $     5.06

----------
+ Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                          Percentage of
Top Ten Holdings*                           Sector                         Investments
---------------------------------------------------------------------------------------
Amdocs, Ltd. Information                    Information Technology             2.1%
Respironics, Inc.                           Health Care                        2.0
Fisher Scientific International             Health Care                        2.0
Washington Group International              Industrials                        1.8
Alliance Data Systems Corp. Information     Information Technology             1.7
NeuStar, Inc.                               Telecommunication Services         1.6
Range Resources Corp.                       Energy                             1.6
Pharmaceutical Product Development, Inc.    Health Care                        1.6
Laboratory Corp. of America                 Health Care                        1.6
Stericycle, Inc.                            Industrials                        1.5
                                                                              ----
                                                                              17.5%

*     Excludes short-term securities and cash collateral investments.

                                                Percentage of
Economic Sector Allocation                        Net Assets
-------------------------------------------------------------
Consumer Discretionary                               12.9%
Consumer Staples                                      4.8
Energy                                                7.5
Financials                                            9.3
Health Care                                          22.4
Industrials                                          15.1
Information Technology                               20.1
Materials                                             0.9
Telecommunication Services                            1.5
Short-term and Other Assets                           5.5
                                                    -----
                                                    100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                           Value
Security                                                                                                      Shares     (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--99.5%

EQUITIES--94.5%

Consumer Discretionary--12.9%
Bebe Stores, Inc                                                                                               4,700    $   116,466
Bright Horizons Family Solutions, Inc. (a)                                                                     4,650        194,045
California Pizza Kitchen, Inc. (a)                                                                             6,390        191,253
Gamestop Corp., Class A Shares (a)(b)                                                                          4,280        198,078
Hibbett Sporting Goods, Inc. (a)                                                                               6,730        176,191
Lin TV Corp. (a)                                                                                              10,510         81,768
Lions Gate Entertainment Corp. (a)(b)                                                                         25,798        258,238
Panera Bread Co. (a)                                                                                           2,790        162,518
Penn National Gaming, Inc. (a)                                                                                 6,470        236,284
Petsmart, Inc.                                                                                                 8,000        222,000
Red Robin Gourmet Burgers, Inc. (a)                                                                            2,086         96,185
Select Comfort Corp. (a)                                                                                       7,030        153,816
Steiner Leisure Ltd.--ADR (a)                                                                                  5,800        243,890
Tiffany & Co                                                                                                   4,570        151,724
Tractor Supply Co. (a)                                                                                         3,250        156,845
                                                                                                                        -----------
                                                                                                                          2,639,301
                                                                                                                        -----------
Consumer Staples--4.8%
Dean Foods Corp. (a)                                                                                           6,200        260,524
Herbalife Ltd. (a)                                                                                             4,660        176,521
Rite Aid Corp. (a)(b)                                                                                         38,760        175,970
Ruddick Corp.                                                                                                  8,100        210,843
United Natural Foods, Inc. (a)                                                                                 4,860        150,611
                                                                                                                        -----------
                                                                                                                            974,469
                                                                                                                        -----------
Energy--7.5%
Cameron International Corp. (a)                                                                                4,310        208,216
Consol Energy, Inc.                                                                                            3,250        103,123
Denbury Resources, Inc. (a)                                                                                    6,600        190,740
Dril-Quip, Inc. (a)                                                                                            1,220         82,570
ENSCO International, Inc.                                                                                      2,360        103,439
Global Industries, Ltd. (a)                                                                                    5,930         92,271
Hanover Compressor Co. (a)                                                                                     8,070        147,035
Oil States International, Inc. (a)                                                                             5,370        147,675
Range Resources Corp.                                                                                         12,120        305,909
W-H Energy Services, Inc. (a)                                                                                  3,680        152,610
                                                                                                                        -----------
                                                                                                                          1,533,588
                                                                                                                        -----------
Financials--9.3%
Arch Capital Group Ltd. ADR (a)                                                                                3,630        230,469
CapitalSource, Inc.                                                                                            9,880        255,102
Capitol Bancorp Ltd                                                                                            4,800        213,600
Cullen/Frost Bankers, Inc.                                                                                     2,700        156,114
First Midwest Bancorp, Inc.                                                                                    4,730        179,220
Montpelier Re Holdings Ltd. (b)                                                                                8,280        160,549

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                           Value
Security                                                                                                      Shares     (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financials (continued)
Portfolio Recovery Associates, Inc. (a)                                                                        4,930    $   216,279
Renaissance Holdings, Ltd                                                                                      2,000        111,200
The Colonial BancGroup, Inc.                                                                                   8,300        203,350
Umpqua Holdings Corp.                                                                                          5,600        160,160
                                                                                                                        -----------
                                                                                                                          1,886,043
                                                                                                                        -----------
Health Care--22.4%
Adams Respiratory Therapeutics, Inc. (a)                                                                       2,300         84,157
Alkermes, Inc. (a)                                                                                             6,200         98,270
ArthroCare Corp. (a)                                                                                           3,850        180,411
Community Health Systems, Inc. (a)                                                                             6,200        231,570
Conor Medsystems, Inc. (a)                                                                                     4,000         94,280
Covance, Inc. (a)                                                                                              3,130        207,769
Cytyc Corp. (a)                                                                                                6,800        166,464
Emdeon Corp. (a)                                                                                              17,430        204,105
Fisher Scientific International (b)                                                                            4,880        381,811
Haemonetics Corp. (a)                                                                                          3,190        149,292
IMS Health, Inc.                                                                                               8,900        237,096
Integra LifeSciences Holdings (a)                                                                              4,400        164,912
Laboratory Corp. of America Holdings (a)                                                                       4,600        301,622
Medarex, Inc. (a)                                                                                              8,330         89,464
PDL BioPharma, Inc. (a)                                                                                        3,980         76,416
Pediatrix Medical Group, Inc. (a)                                                                              2,300        104,880
PerkinElmer, Inc.                                                                                             12,210        231,135
Pharmaceutical Product Development, Inc.                                                                       8,560        305,506
Resmed, Inc. (a)                                                                                               3,800        152,950
Respironics, Inc. (a)                                                                                         10,120        390,733
Triad Hospitals, Inc. (a)                                                                                      3,800        167,314
VCA Antech, Inc. (a)                                                                                           5,000        180,300
Vertex Pharmaceuticals, Inc. (a)(b)                                                                            2,450         82,443
Viasys Healthcare, Inc. (a)                                                                                    8,240        224,458
Wellcare Group, Inc. (a)                                                                                       1,080         61,160
                                                                                                                        -----------
                                                                                                                          4,568,518
                                                                                                                        -----------
Industrials--15.1%
Alaska Air Group, Inc. (a)                                                                                     5,580        212,263
Bucyrus International, Inc., Class A                                                                           2,410        102,232
Copart, Inc. (a)                                                                                               4,280        120,653
Global Cash Access, Inc. (a)                                                                                  11,920        179,873
Hub Group, Inc., Class A Shares (a)                                                                           12,090        275,410
Huron Consulting Group, Inc. (a)                                                                               3,880        152,096
Interline Brands, Inc. (a)                                                                                     4,020         99,214
Kennametal, Inc.                                                                                               1,900        107,635
MSC Industrial Direct Co., Inc.                                                                                5,190        211,441
Navigant Consulting, Inc. (a)                                                                                  7,500        150,450
Pacer International, Inc.                                                                                      5,700        158,232

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                           Value
Security                                                                                                      Shares     (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Industrials (continued)
Quanta Services, Inc (a)(b)                                                                                   13,610    $   229,465
School Specialty, Inc. (a)                                                                                     5,340        188,449
Stericycle, Inc. (a)                                                                                           4,100        286,139
UAP Holding Corp.                                                                                              7,400        158,138
UTI Worldwide, Inc.                                                                                            3,100         86,707
Washington Group International, Inc. (a)                                                                       5,950        350,217
                                                                                                                        -----------
                                                                                                                          3,068,614
                                                                                                                        -----------
Information Technology--20.1%
Alliance Data Systems Corp. (a)                                                                                5,800        320,102
Amdocs, Ltd. ADR (a)                                                                                          10,000        396,000
AMIS Holdings, Inc. (a)                                                                                       15,580        147,854
Arris Group, Inc. (a)                                                                                          8,700         99,702
BEA Systems, Inc. (a)                                                                                          7,880        119,776
Brocade Communications Systems, Inc. (a)                                                                      30,130        212,718
Cymer, Inc. (a)                                                                                                3,710        162,906
Harris Corp.                                                                                                   6,120        272,279
Informatica Corp. (a)                                                                                          7,960        108,176
Intersil Corp., Class A Shares                                                                                 5,840        143,372
ManTech International Corp., Class A (a)                                                                       5,350        176,604
Micrel, Inc. (a)                                                                                              13,800        132,342
Microchip Technology, Inc.                                                                                     5,600        181,552
Net Gear, Inc. (a)                                                                                             4,990        102,744
Palm, Inc. (a)                                                                                                 9,760        142,106
Polycom, Inc. (a)                                                                                              8,610        211,203
QLogic Corp. (a)                                                                                              10,600        200,340
Rackable Systems, Inc. (a)                                                                                     5,130        140,408
Rudolph Technologies, Inc. (a)                                                                                 8,530        156,355
Tektronix, Inc.                                                                                                3,710        107,330
Tessera Technologies, Inc. (a)                                                                                 4,100        142,598
ValueClick, Inc. (a)                                                                                           6,940        128,668
Verisign, Inc. (a)                                                                                             9,800        197,960
Wright Express Corp. (a)                                                                                       3,980         95,759
                                                                                                                        -----------
                                                                                                                          4,098,854
                                                                                                                        -----------
Materials--0.9%
Kinross Gold Corp. (a)                                                                                         7,110         89,017
Pan American Silver Corp. (a)                                                                                  5,310        103,757
                                                                                                                        -----------
                                                                                                                            192,774
                                                                                                                        -----------
Telecommunication Services--1.5%
NeuStar, Inc. (a)                                                                                             11,070        307,192
                                                                                                                        -----------
TOTAL EQUITIES (Cost $18,232,459)                                                                                        19,269,353
                                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                Par        Value
Security                                                                           Rate      Maturity          Value     (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.2%
U.S. Government--0.2%
U.S. Treasury Bill (c)(d) (Cost $34,650)                                           4.80%    12/14/2006    $   35,000    $    34,650
                                                                                                                        -----------

INVESTMENT OF CASH COLLATERAL--4.8%                                                                           Shares
                                                                                                          ----------
BlackRock Cash Strategies L.L.C. (e)
  (Cost $987,390)                                                                  5.35%                     987,390        987,390
                                                                                                                        -----------

TOTAL UNAFFILIATED INVESTMENTS
  (Cost $19,254,499)                                                                                                     20,291,393
                                                                                                                        -----------

AFFILIATED INVESTMENTS--5.1%
Dreyfus Institutional Preferred
  Plus Money Market Fund (e)(f) (Cost $1,036,055)                                  5.32%                   1,036,055      1,036,055
                                                                                                                        -----------

TOTAL INVESTMENTS--104.6% (Cost $20,290,554)                                                                             21,327,448
                                                                                                                        -----------

LIABILITIES, IN EXCESS OF OTHER ASSETS--(4.6)%                                                                             (938,894)
                                                                                                                        -----------

NET ASSETS--100%                                                                                                        $20,388,554
                                                                                                                        ===========

Notes to Schedule of Investments:

ADR--American Depositary Receipt

(a)   Non-income producing security

(b)   Security, or a portion of thereof, was on loan at September 30, 2006.

(c)   Rate noted is yield to maturity.

(d)   Denotes all or part of security pledged as collateral.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

At September 30, 2006 the Portfolio held the following futures contracts:

                                                                                          Underlying Face         Unrealized
Contract                                         Position         Expiration Date         Amount at Value            Loss
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index (2 Contracts)                   Long             12/14/2006               $737,000              $ (4,909)
                                                                                                                   ========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in securities, at value (Note 1A)
      (including securities on loan, valued at
      $932,961 (Note 7)):
      Unaffiliated investments (cost $19,254,499)                                                             $ 20,291,393
      Affiliated investments (Note 1F) (cost $1,036,055)                                                         1,036,055
   Cash                                                                                                            330,245
   Receivable for investments sold                                                                                 604,150
   Interest and dividends receivable                                                                                 8,472
   Receivable for variation margin on open futures contracts (Note 6)                                                5,827
   Prepaid expenses                                                                                                 14,418
                                                                                                              ------------
      Total assets                                                                                              22,290,560

Liabilities
   Collateral for securities on loan (Note 7)                                              $       987,390
   Payable for investments purchased                                                               879,011
   Accrued professional fees                                                                        21,992
   Accrued accounting, custody, administration and transfer agent fees (Note 2)                      5,961
   Accrued shareholder reporting fee (Note 2)                                                        2,748
   Accrued trustees' fees (Note 2)                                                                     678
   Accrued chief compliance officer fee (Note 2)                                                       339
   Accrued administrator services fee (Note 2)                                                         194
   Other accrued expenses and liabilities                                                            3,693
                                                                                           ---------------
      Total liabilities                                                                                          1,902,006
                                                                                                              ------------
Net Assets                                                                                                     $20,388,554
                                                                                                              ============
Net Assets consist of:
   Paid-in capital                                                                                            $ 18,115,706
   Accumulated net realized gain                                                                                 1,240,863
   Net unrealized appreciation                                                                                   1,031,985
                                                                                                              ------------
Total Net Assets                                                                                              $ 20,388,554
                                                                                                              ============

Shares of beneficial interest outstanding                                                                        1,366,241
                                                                                                              ============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                            $      14.92
                                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income                                                                                            $    109,138
   Dividend income from affiliated investments (Note 1F)                                                            47,328
   Interest income                                                                                                   1,439
   Securities lending income (Note 7)                                                                               12,815
                                                                                                              ------------
      Total investment income                                                                                      170,720

Expenses
   Investment advisory fee (Note 2)                                                        $       122,176
   Accounting, custody, administration and transfer agent fees (Note 2)                             69,858
   Administrative service fee (Note 2)                                                               1,053
   Registration fees                                                                                12,256
   Professional fees                                                                                32,586
   Trustees' fees and expenses (Note 2)                                                              3,341
   Insurance expense                                                                                 4,995
   Chief compliance officer expense (Note 2)                                                         4,135
   Miscellaneous expenses                                                                           11,369
                                                                                           ---------------
      Total expenses                                                                               261,769

Deduct:
   Waiver of investment advisory fee (Note 2)                                                      (58,142)
                                                                                           ---------------
   Net Expenses                                                                                                    203,627
                                                                                                              ------------
   Net investment loss                                                                                             (32,907)
                                                                                                              ------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                                3,455,400
      Financial futures transactions                                                                82,682
                                                                                           ---------------
         Net realized gain (loss)                                                                                3,538,082
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                               (1,954,440)
      Financial futures contracts                                                                   (4,909)
                                                                                           ---------------
         Net change in unrealized appreciation (depreciation)                                                   (1,959,349)
         Net increase from payments by affiliates (Note 2)                                                           6,357
                                                                                                              ------------
   Net realized and unrealized gain (loss) on investments                                                        1,585,090
                                                                                                              ------------

Net Increase in Net Assets from Operations                                                                    $  1,552,183
                                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              For the             For the
                                                                                             Year Ended          Year Ended
                                                                                         September 30, 2006  September 30, 2005
                                                                                         ------------------  ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                            $       (32,907)    $     (64,874)
   Net realized gain (loss)                                                                      3,538,082         3,158,060
   Change in net unrealized appreciation (depreciation)                                         (1,959,349)          848,595
   Net increase from payments by affiliates                                                          6,357                --
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from investment operations                              1,552,183         3,941,781
                                                                                           ---------------     -------------
Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                                 99,425           400,565
   Cost of shares redeemed                                                                        (972,218)       (3,854,864)
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from Fund share transactions                             (872,793)       (3,454,299)
                                                                                           ---------------     -------------
Total Increase (Decrease) in Net Assets                                                            679,390           487,482

Net Assets
   At beginning of year                                                                         19,709,164        19,221,682
                                                                                           ---------------     -------------
   At end of year (including accumulated
      net investment income of $0 and $5,999)                                              $    20,388,554     $  19,709,164
                                                                                           ===============     =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                            Year Ended September 30,
                                                             --------------------------------------------------------
                                                               2006         2005       2004       2003         2002
                                                             --------     --------   -------    --------     --------
Net Asset Value, Beginning of Year                           $  13.84     $  11.26   $  9.48    $   7.10     $   8.15
                                                             --------     --------   -------    --------     --------
From Operations:
   Net investment income (loss) * (a)                           (0.02)       (0.04)    (0.08)      (0.01)       (0.02)
   Net realized and unrealized gains (loss) on investments       1.10         2.62      1.86(b)     2.39(b)     (1.03)(b)
   Net increase from payments by affiliates                      0.00(c)        --        --          --           --
                                                             --------     --------   -------    --------     --------
Total from operations                                            1.08         2.58      1.78        2.38        (1.05)
                                                             --------     --------   -------    --------     --------
Less Distributions to Shareholders:
   From net investment income                                      --           --        --       (0.00)(c)       --
                                                             --------     --------   -------    --------     --------
Total distributions to shareholders                                --           --        --       (0.00)(c)       --
                                                             --------     --------   -------    --------     --------
Net Asset Value, End of Year                                 $  14.92     $  13.84   $ 11.26    $   9.48     $   7.10
                                                             ========     ========   =======    ========     ========
Total Return (d)                                                 7.80%(e)    22.91%    18.78%      33.54%      (12.88)%
Ratios/Supplemental data:
   Expenses (to average daily net assets)*                       1.00%        1.00%     0.98%       0.74%        0.74%
   Net Investment Loss (to average daily net assets)*           (0.16)%      (0.32)%   (0.69)%     (0.17)%      (0.24)%
   Portfolio Turnover                                             161%         167%      157%        252%         248%
   Net Assets, End of Year (000's omitted)                   $ 20,389     $ 19,709   $19,222    $ 21,852     $ 18,861

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income (loss) per share and the ratios would have been:

      Net investment loss per share (a)                      $  (0.07)    $  (0.09)    $ (0.12)    $  (0.07)    $  (0.08)
      Ratios (to average daily net assets):
        Expenses                                                 1.29%        1.38%       1.33%        1.40%        1.46%
        Net investment income (loss)                            (0.45)%      (0.70)%     (1.04)%      (0.83)%      (0.96)%

(a)   Calculated using the average shares outstanding.

(b) Amounts include litigation proceeds received by the Fund of $0.03 for the year ended September 30, 2004, $0.01 for the year ended September 30, 2003 relating to securities litigation and $0.15 for the year ended September 30, 2002 relating to the settlement of multiple class action lawsuits.

(c)   Calculates to less than $0.01 per share.

(d)   Total return would have been lower in the absence of expense waivers.

(e) For the year ended September 30, 2006, 0.03% of the Fund's return consisted of a payment by the advisor to compensate the Fund for a trading error. Excluding this payment, total return would have been 7.77%.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small/Mid Cap Growth Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap and mid cap U.S. companies. The Fund focuses on companies with total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2500 Growth Index. The Fund may also invest in equity index futures based on the Russell 2000 and S&P Midcap indices, and exchange traded funds based upon the Russell 2500 Growth Index.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and the timing of recognition of realized and unrealized gains or losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

      H. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.60% of the Fund's average daily net assets. TBCAM voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the year ended September 30, 2006. Pursuant to this arrangement, for the year ended September 30, 2006, TBCAM voluntarily waived $58,142 of its advisory fee. This arrangement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      During the year ended September 30, 2006, the Fund received $6,357 from TBCAM as reimbursement due to a trading error.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $8,040 for the year ended September 30, 2006.

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $61,818 for the year ended September 30, 2006.

      The Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $5,498 for the year ended September 30, 2006. See Note 7 for further details.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,135. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $2,748 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $1,135 for fees payable to Mellon Private Wealth Management.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                       Purchases       Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $ 31,522,106   $ 32,861,929
                                                     ============   ============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                              For the              For the
                                                            Year Ended           Year Ended
                                                        September 30, 2006   September 30, 2005
                                                        ------------------   ------------------
      Shares sold                                                 6,818               30,650
      Shares redeemed                                           (64,826)            (312,833)
                                                           ------------         ------------
      Net increase (decrease)                                   (58,008)            (282,183)
                                                           ============         ============

      At September 30, 2006, two shareholders of record held approximately 77% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund did not assess any redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, was as follows:

         Tax for federal income tax purposes               $ 20,324,606
                                                           ============
         Gross unrealized appreciation                     $  1,418,991
         Gross unrealized depreciation                         (416,149)
                                                           ------------
         Net unrealized appreciation (depreciation)        $  1,002,842
                                                           ============

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         Undistributed ordinary income                                --
         Undistributed capital gains                        $  1,270,005
                                                            ------------
         Total distributable earnings                       $  2,272,847
                                                            ============

      For the year ended September 30, 2006, the Fund utilized $2,298,542 in capital loss carry forwards.

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following financial instruments with off-balance sheet risk:

      Futures contracts

      The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Fund held open financial futures contracts. See Schedule of Investments for further detail on security positions and collateral held.

(7)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Fund loaned securities during the year ended September 30, 2006 and earned interest on the invested collateral of $67,944 of which $55,129 was rebated to borrowers or paid in fees. At September 30, 2006, the Fund had securities valued at $932,961 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each fund/portfolio to borrow, in the aggregate, up to $35 million. Interest is charged to each participating fund/portfolio based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Fund was $251.

      During the year ended September 30, 2006, the Fund did not borrow from the line of credit.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small/Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small/Mid Cap Growth Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                         Number of                       Trustee
                                                                        Principal      Portfolios in       Other       Remuneration
Name                                               Term of Office     Occupation(s)    Fund Complex    Directorships   (period ended
Address, and                     Position(s)       and Length of       During Past      Overseen by       Held by      September 30,
Date of Birth                  Held with Trust      Time Served          5 Years          Trustee         Trustee          2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee         Trustee since    Chairman                32              None           $660
c/o Decision Resources, Inc.                       11/3/1986        Emeritus,
260 Charles Street                                                  Decision
Waltham, MA 02453                                                   Resources, Inc.
9/30/40                                                             ("DRI")
                                                                    (biotechnology
                                                                    research and
                                                                    consulting
                                                                    firm); formerly
                                                                    Chairman of the
                                                                    Board and Chief
                                                                    Executive
                                                                    Officer, DRI

Caleb Loring III                   Trustee         Trustee since    Trustee, Essex          32              None           $696
c/o Essex Street Associates                        11/3/1986        Street
P.O. Box 5600                                                       Associates
Beverly, MA 01915                                                   (family
11/14/43                                                            investment
                                                                    trust office)

Benjamin M. Friedman               Trustee         Trustee since    William Joseph          32              None           $660
c/o Harvard University                             9/13/1989        Maier,
Littauer Center 127                                                 Professor of
Cambridge, MA 02138                                                 Political
8/5/44                                                              Economy,
                                                                    Harvard
                                                                    University

John H. Hewitt                     Trustee         Trustee since    Trustee,                32              None           $660
P.O. Box 2333                                      11/3/1986        Mertens House,
New London, NH 03257                                                Inc. (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President   Since 2003       President and           32              None            $0
The Boston Company                and Chief                         Chief Operating
Asset Management, LLC         Executive Officer                     Officer of The
One Boston Place                                                    Boston Company
Boston, MA 02108                                                    Asset
7/24/65                                                             Management, LLC;
                                                                    formerly Senior
                                                                    Vice President
                                                                    and Chief
                                                                    Operating
                                                                    Officer, Mellon
                                                                    Asset
                                                                    Management
                                                                    ("MAM") and
                                                                    Vice President
                                                                    and Chief
                                                                    Financial
                                                                    Officer, MAM

Principal Officers who are Not Trustees

Name                                            Term of Office
Address, and                  Position(s)        and Length of                  Principal Occupation(s)
Date of Birth               Held with Trust       Time Served                     During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Barbara A. McCann            Vice President     Since 2003          Senior Vice President and Head of Operations,
Mellon Asset Management      and Secretary                          Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                    Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson           Vice President     Vice President      Vice President and Mutual Funds Controller,
Mellon Asset Management      and Treasurer      since 1999;         Mellon Asset Management; formerly Assistant Vice
One Boston Place                                Treasurer           President and Mutual Funds Controller, Standish
Boston, MA 02108                                since 2002          Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland           Assistant Vice     Since 1996          Vice President and Manager, Mutual Funds
Mellon Asset Management        President                            Operations, Mellon Asset Management; formerly Vice
One Boston Place                                                    President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                    Standish Mellon Asset Management Company, LLC
8/19/51

Cara E. Hultgren             Assistant Vice     Since 2001          Assistant Vice President and Manager of Compliance,
Mellon Asset Management        President                            Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                                    of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                    Representative, Standish Mellon Asset Management
1/19/71                                                             Company, LLC

Mary T. Lomasney                 Chief          Since 2005          First Vice President, Mellon Asset Management and
Mellon Asset Management        Compliance                           Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place                Officer                             L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                    formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                              President, State Street Research & Management
                                                                    Company ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6928AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                The Boston Company
                                             Large Cap Core Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

During a year that witnessed continued monetary tightening, an erosion in housing affordability and volatile energy costs, the twelve month period ended September 30, 2006 can be seen as a time when the U.S. economy began to shift gears from above trend growth to at or slightly below the probable long term growth rate of 3%. This gradual deceleration bodes well for lower inflation as economic activity moderates.

For the 12-months ended September 30, 2006, The Boston Company Large Cap Core Fund had a total return of 9.8%. This put the Fund slightly behind the S&P 500 Index, its benchmark, which returned 10.8% over the same period. While stock selection was strong, modest sector weight variances as compared to the S&P 500 Index detracted from performance for the period.

Equity leadership was mixed, and the market rewarded stocks with both higher betas and expected growth rates. At least in the recent quarter, there appeared to be a discernable shift in performance favoring larger cap stocks, however that shift has been specific to value and core stocks, and not as prevalent in growth stocks. For the year, the best return within the S&P 500 Index came from the Telecommunications Services and Financials sectors. The 12-month period ended September 30, 2006 was robust for stocks; in that all sectors produced a positive return.

Despite our cognizance of the overall environment, we have not altered the disciplined investment process with which we manage the Fund. The key component of our process is to identify companies we believe are undervalued, i.e. where the stock price does not fully reflect future earnings potential. Our universe begins with the largest 1000 liquid stocks. We then utilize the expertise of our analysts' sector specific models to identify those companies that are believed to have the best combinations of low valuations and fundamental business strength. Once those candidates are identified, we conduct further fundamental research to determine those companies that are considered most likely to sustain their positive business momentum. The continued application of our investment discipline aggregates a portfolio of companies that we consider to have attractive valuations and better-than-average business strength. Although we cannot guarantee performance, we believe that building our portfolio on a bottom-up, stock-by-stock basis, we can achieve successful individual stock selection, which is the core result of our investment process.

While economic growth is expected to moderate, our outlook sees no significant threat of recession. Rather, there are expectations of monetary easing on the horizon as we head into 2007. Overall, we anticipate a modest deceleration in company profits, but due to the healthy nature of corporate balance sheets, we do not

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

envision an aggressive reversion scenario. The recent decline in energy prices has impacted stock prices negatively in that sector, and given off a bullish signal for the U.S. market. We attribute this to the cooling down of global demand, and continue to subscribe to our "stronger, longer" energy price thesis.

Our equity outlook is that overall expansion should offset any negative headwinds from slowing earnings. We welcome much of the worry as a buying opportunity, and we continue to add attractive positions that are selling at a discount to their future earnings power.

/s/ Martin Stephan                             /s/ Sean Fitzgibbon

Martin Stephan                                 Sean Fitzgibbon

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company Large Cap Core Fund and the Standard & Poor's 500 Composite Stock Price Index
                                   (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                                     Since
                                                                   Inception
                   1 Year     3 Years     5 Years     10 Years     1/3/1991
--------------------------------------------------------------------------------
Fund                9.84%     12.12%       7.15%        8.76%       12.32%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                       Expenses Paid
                                 Beginning           Ending           During Period+
                               Account Value      Account Value      April 1, 2006 to
                               April 1, 2006   September 30, 2006   September 30, 2006
--------------------------------------------------------------------------------------
Actual                          $  1,000.00        $  1,025.10          $  4.57(1)
Hypothetical (5% return
   per year before expenses)    $  1,000.00        $  1,020.56          $  4.56(1)

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(1) The example reflects the expenses of the Fund and the master portfolio in which the Fund invests all of its assets.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Percentage of
Top Ten Holdings*                         Sector                    Investments
--------------------------------------------------------------------------------
Altria Group, Inc.                        Consumer Staples              3.2%
General Electric Corp.                    Industrials                   3.0
Bank of America Corp.                     Financials                    3.0
Cisco Systems, Inc.                       Information Technology        2.6
JPMorgan Chase & Co.                      Financials                    2.3
International Business Machines Corp.     Information Technology        2.3
ConocoPhillips                            Energy                        2.0
Morgan Stanley                            Financials                    2.0
Citigroup, Inc.                           Financials                    1.8
Hewlett-Packard Co.                       Information Technology        1.8
                                                                       ----
                                                                       24.0%

*     Excludes short-term securities.

                                              Percentage of
Economic Sector Allocation                      Net Assets
-----------------------------------------------------------
Consumer Discretionary                              9.3%
Consumer Staples                                    8.7
Energy                                             10.5
Financials                                         19.6
Health Care                                        14.9
Industrials                                        10.3
Information Technology                             16.7
Materials                                           2.3
Telecommunication Services                          1.5
Utilities                                           3.2
Short-term and Net Other Assets                     3.0
                                                  -----
                                                  100.0%

The Boston Company Large Cap Core Fund invests all of its investable assets in an interest of The Boston Company Large Cap Core Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in The Boston Company Large Cap Core Portfolio
      ("Portfolio"), at value (Note 1A)                                            $     93,589,737
   Receivable for Fund shares sold                                                          225,500
   Prepaid expenses                                                                           4,527
                                                                                   ----------------
      Total assets                                                                       93,819,764

Liabilities
   Payable for Fund shares redeemed                             $        38,528
   Accrued professional fees                                             11,686
   Accrued administrative service fee (Note 2)                           10,172
   Accrued shareholder reporting fee (Note 2)                             6,395
   Accrued chief compliance officer fee (Note 2)                          1,468
   Accrued transfer agent fees (Note 2)                                   1,370
   Accrued trustees' fees (Note 2)                                          500
   Other accrued expenses and liabilities                                 4,742
                                                                ---------------
      Total liabilities                                                                      74,861
                                                                                   ----------------

Net Assets                                                                         $     93,744,903
                                                                                   ================

Net Assets consist of:
   Paid-in capital                                                                 $     84,342,292
   Accumulated net realized gain                                                          3,532,181
   Undistributed net investment income                                                      213,510
   Net unrealized appreciation                                                            5,656,920
                                                                                   ----------------

Total Net Assets                                                                   $     93,744,903
                                                                                   ================

Shares of beneficial interest outstanding                                                 2,494,636
                                                                                   ================

Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                 $          37.58
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio (net of foreign withholding taxes of $2,147)                      $     916,822
   Interest income allocated from Portfolio                                                                           5,500
   Expenses allocated from Portfolio                                                                               (362,511)
                                                                                                              -------------
      Net investment income allocated from Portfolio                                                                559,811

Expenses
   Administrative service fee (Note 2)                                                     $        40,360
   Professional fees                                                                                28,249
   Registration fees                                                                                20,082
   Transfer agent fees (Note 2)                                                                      8,250
   Shareholder reporting expense (Note 2)                                                            7,000
   Trustees' fees (Note 2)                                                                           3,409
   Insurance expense                                                                                 1,380
   Miscellaneous expenses                                                                           14,542
                                                                                           ---------------
      Total expenses                                                                               123,272

Deduct:
   Reimbursement of Fund operating expenses (Note 2)                                               (45,139)
                                                                                           ---------------
      Net expenses                                                                                                   78,133
                                                                                                              -------------
         Net investment income                                                                                      481,678
                                                                                                              -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investments                                                                                3,508,362
      Financial futures transactions                                                               357,131
                                                                                           ---------------
         Net realized gain (loss)                                                                                 3,865,493
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments                                                                                                   866,918
                                                                                                              -------------
   Net realized and unrealized gain (loss)                                                                        4,732,411
                                                                                                              -------------
Net Increase in Net Assets from Operations                                                                    $   5,214,089
                                                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              For the             For the
                                                                                             Year Ended          Year Ended
                                                                                         September 30, 2006  September 30, 2005
                                                                                         ------------------  ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                            $      481,678     $       608,708
   Net realized gain (loss)                                                                     3,865,493           7,108,328
   Change in net unrealized appreciation (depreciation)                                           866,918            (560,299)
                                                                                           --------------     ---------------
   Net increase (decrease) in net assets from investment operations                             5,214,089           7,156,737
                                                                                           --------------     ---------------

Distributions to Shareholders (Note 1C)
   From net investment income                                                                    (480,413)           (528,108)
   From net realized gains on investments                                                      (5,953,616)                 --
                                                                                           --------------     ---------------
   Total distributions to shareholders                                                         (6,434,029)           (528,108)
                                                                                           --------------     ---------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                            51,023,432           5,655,789
   Value of shares issued in reinvestment of distributions                                      5,246,418             376,548
   Cost of shares redeemed                                                                     (7,340,989)        (22,691,547)
                                                                                           --------------     ---------------
   Net increase (decrease) in net assets from Fund share transactions                          48,928,861         (16,659,210)
                                                                                           --------------     ---------------

Total Increase (Decrease) in Net Assets                                                        47,708,921         (10,030,581)

Net Assets
   At beginning of year                                                                        46,035,982          56,066,563
                                                                                           --------------     ---------------
   At end of year (including undistributed net investment income of
      $213,510 and $212,245)                                                               $   93,744,903     $    46,035,982
                                                                                           ==============     ===============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  Year Ended September 30,
                                                             --------------------------------------------------------------
                                                               2006          2005         2004         2003          2002
                                                             --------      --------     --------     --------      --------
Net Asset Value, Beginning of Year                           $  39.57      $  35.24     $  31.43     $  26.13      $  34.00
                                                             --------      --------     --------     --------      --------
From Investment Operations:
   Net investment income (loss)* (a)                             0.36          0.41         0.23         0.36          0.32
   Net realized and unrealized gains (loss) on investments       3.22          4.28(b)      3.92(b)      5.30         (5.77)(b)
                                                             --------      --------     --------     --------      --------
Total from operations                                            3.58          4.69         4.15         5.66         (5.45)
                                                             --------      --------     --------     --------      --------
Less Distributions to Shareholders:
   From net investment income                                   (0.39)        (0.36)       (0.34)       (0.36)        (0.21)
   From net realized gains on investments                       (5.18)           --           --           --         (2.21)
                                                             --------      --------     --------     --------      --------
Total distributions to shareholders                             (5.57)        (0.36)       (0.34)       (0.36)        (2.42)
                                                             --------      --------     --------     --------      --------
Net Asset Value, End of Year                                 $  37.58      $  39.57     $  35.24     $  31.43      $  26.13
                                                             ========      ========     ========     ========      ========
Total Return                                                     9.84%(c)     13.34%       13.23%(c)    21.76%(c)    (17.70)%(c)
Ratios/Supplemental data:
   Expenses (to average daily net assets)* (d)                   0.90%         0.85%        0.83%        0.71%         0.71%
   Net Investment Income (to average daily net assets)*          0.98%         1.10%        0.67%        1.23%         0.96%
   Net Assets, End of Year (000's omitted)                   $ 93,745      $ 46,036     $ 56,067     $ 64,150      $ 55,029

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (a)                       $   0.33           N/A     $   0.23     $   0.29      $   0.27
   Ratios (to average daily net assets):
      Expenses (d)                                               0.99%          N/A         0.84%        0.93%         0.83%
      Net investment income                                      0.89%          N/A         0.66%        1.01%         0.84%

(a)   Calculated based on average shares outstanding.

(b) Amounts includes litigation proceeds received by the Portfolio of $0.02 for the year ended September 30, 2005, $0.02 for the year ended September 30, 2004 and $0.06 for the year ended September 30, 2002.

(c)   Total return would have been lower in the absence of expense waivers.

(d)   Includes the Fund's share of the Portfolio's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Large Cap Core Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital.
      The Fund invests all of its investable assets in an interest of The Boston Company Large Cap Core Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities in companies that appear to be undervalued relative to underlying business fundamentals. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006 the Fund owned 100% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions in the Portfolio are recorded as of trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and unrealized gains or losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. TBCAM voluntarily agreed to limit the total annual operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.90% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time. Pursuant to this agreement, for the year ended September 30, 2006, TBCAM voluntarily reimbursed $45,139 of the Fund's operating expenses.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $8,250 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $5,264. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $6,395 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $40,360 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006 aggregated $56,045,051 and $13,796,610, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                       For the               For the
                                                     Year Ended           Year Ended
                                                 September 30, 2006   September 30, 2005
                                                 ------------------   ------------------
      Shares sold                                    1,384,404              148,469

      Shares issued to shareholders in
        reinvestment of distributions                  146,598                9,893
      Shares redeemed                                 (199,694)            (585,936)
                                                  ------------             --------
      Net increase                                   1,331,308             (427,574)
                                                  ============             ========

      At September 30, 2006, one shareholder of record (Mellon Private Wealth Management, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of the Fund) held approximately 61% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $60 in redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings as of September 30, 2006, were as follows:

            Undistributed ordinary income         $    815,007
            Undistributed capital gain               3,131,008
                                                  ------------
            Total distributable earnings          $  3,946,015
                                                  ============

      The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:

                                                      2006             2005
                                                  ------------      ----------
            Distributions paid from:
               Ordinary income                    $  1,406,425      $  528,108
               Capital gains                         5,027,604              --
                                                  ------------      ----------
               Total Distributions                $  6,434,029      $  528,108
                                                  ============      ==========

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Large Cap Core Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENT--97.3%

EQUITIES--97.0%

Consumer Discretionary--9.3%
Circuit City Stores, Inc.                                                                                  24,090   $       604,900
Coach, Inc. (a)                                                                                            11,760           404,544
Fortune Brands, Inc.                                                                                        5,480           411,603
Hilton Hotels Corp.                                                                                        32,780           912,923
J.C. Penny Co., Inc.                                                                                        8,450           577,896
McDonalds Corp.                                                                                            33,690         1,317,953
Omnicom Group                                                                                              12,390         1,159,704
Target Corp.                                                                                               26,570         1,467,993
The Home Depot, Inc.                                                                                       19,060           691,306
Walt Disney Co.                                                                                            27,530           850,952
Wyndham Worldwide Corp. (a)                                                                                10,564           295,475
                                                                                                                    ---------------
                                                                                                                          8,695,249
                                                                                                                    ---------------
Consumer Staples--8.7%
Altria Group, Inc.                                                                                         38,420         2,941,051
Cadbury Schweppes PLC--ADR                                                                                 34,410         1,471,716
CVS Corp.                                                                                                  22,350           717,882
Dean Foods Corp. (a)                                                                                       10,650           447,513
Pepsico, Inc.                                                                                              21,670         1,414,184
The Kroger Co.                                                                                             50,140         1,160,240
                                                                                                                    ---------------
                                                                                                                          8,152,586
                                                                                                                    ---------------
Energy--10.5%
Chesapeake Energy Corp.                                                                                    21,000           608,580
Chevron Corp.                                                                                              10,672           692,186
ConocoPhillips                                                                                             30,160         1,795,425
ENSCO International, Inc.                                                                                  20,450           896,324
Exxon Mobil Corp.                                                                                          14,024           941,010
Hess Corp.                                                                                                 11,740           486,271
Marathon Oil Corp.                                                                                         12,590           968,171
Nabors Industries Ltd. (a)                                                                                 25,020           744,345
National-Oilwell Varco, Inc. (a)                                                                           15,770           923,334
Weatherford International Ltd. (a)                                                                         20,820           868,610
XTO Energy, Inc.                                                                                           20,360           857,767
                                                                                                                    ---------------
                                                                                                                          9,782,023
                                                                                                                    ---------------
Financial--19.6%
Allstate Corp./The                                                                                         17,120         1,073,938
Ambac Financial Group, Inc.                                                                                11,090           917,698
American International Group                                                                               12,619           836,135
Bank of America Corp.                                                                                      51,180         2,741,713
Chubb Corp.                                                                                                17,450           906,702
Citigroup, Inc.                                                                                            32,966         1,637,421
E*TRADE Financial Corp. (a)                                                                                27,270           652,298

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Financial (continued)
Hartford Financial Services Group, Inc.                                                                    10,020   $       869,235
JPMorgan Chase & Co.                                                                                       44,230         2,077,041
Lehman Brothers Holdings, Inc.                                                                             11,110           820,585
Merrill Lynch & Co., Inc.                                                                                  11,840           926,125
Metlife, Inc.                                                                                              14,270           808,824
Morgan Stanley                                                                                             24,240         1,767,338
PNC Financial Services Group, Inc.                                                                          6,470           468,687
Realogy Corp. (a)                                                                                           9,455           214,439
The Bank of New York Co., Inc.                                                                             18,930           667,472
U.S. Bancorp                                                                                               28,660           952,085
                                                                                                                    ---------------
                                                                                                                         18,337,736
                                                                                                                    ---------------
Health Care--14.9%
Amerisourcebergen Corp.                                                                                    19,060           861,512
Amgen, Inc. (a)                                                                                            20,650         1,477,095
Baxter International, Inc.                                                                                 25,680         1,167,413
Becton Dickinson & Co.                                                                                      7,320           517,304
Cigna Corp.                                                                                                 5,990           696,757
Fisher Scientific International                                                                            13,020         1,018,685
Mettler-Toledo International, Inc.--ADR (a)                                                                 7,540           498,771
Novartis AG--ADR                                                                                           11,960           698,942
Pfizer, Inc.                                                                                               36,110         1,024,080
Sanofi-Aventis--ADR                                                                                        20,820           925,865
Schering-Plough Corp.                                                                                      65,670         1,450,650
Thermo Electron Corp. (a)                                                                                  12,610           495,951
Universal Health Services, Inc.                                                                            12,020           720,359
Wellpoint, Inc. (a)                                                                                        15,190         1,170,390
Wyeth                                                                                                      23,810         1,210,500
                                                                                                                    ---------------
                                                                                                                         13,934,274
                                                                                                                    ---------------
Industrials--10.3%
Eaton Corp.                                                                                                13,700           943,245
Emerson Electric Co.                                                                                       11,220           940,909
General Electric Corp.                                                                                     77,690         2,742,457
Goodrich Corp.                                                                                             13,680           554,314
L-3 Communications Holdings, Inc.                                                                          13,290         1,041,006
Textron, Inc.                                                                                              16,140         1,412,250
Tyco International Ltd                                                                                     49,990         1,399,220
US Airways Group, Inc. (a)                                                                                 14,222           630,461
                                                                                                                    ---------------
                                                                                                                          9,663,862
                                                                                                                    ---------------
Information Technology--16.7%
Accenture Ltd., Class A                                                                                    29,360           931,006
Amphenol Corp.                                                                                             12,850           795,801
Apple Computer, Inc. (a)                                                                                   12,650           974,430
Autodesk, Inc. (a)                                                                                         13,390           465,704
Cisco Systems, Inc. (a)                                                                                   101,640         2,337,720

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Information Technology (continued)
Cognizant Technology Solutions Corp. (a)                                                                    6,970   $       516,198
Google, Inc. (a)                                                                                            3,790         1,523,201
Hewlett-Packard Co.                                                                                        44,500         1,632,705
International Business Machines Corp.                                                                      24,940         2,043,584
Microsoft Corp.                                                                                            36,420           995,359
Motorola, Inc.                                                                                             39,440           986,000
National Semiconductor Corp.                                                                               34,720           816,962
Oracle Corp. (a)                                                                                           31,380           556,681
Texas Instruments, Inc.                                                                                    32,800         1,090,600
                                                                                                                    ---------------
                                                                                                                         15,665,951
                                                                                                                    ---------------
Materials--2.3%
Phelps Dodge Corp.                                                                                         10,990           930,853
Rohm & Haas Co.                                                                                            14,830           702,201
Smurfit-Stone Container Corp. (a)                                                                          13,470           150,864
Steel Dynamics, Inc.                                                                                        7,010           353,655
                                                                                                                    ---------------
                                                                                                                          2,137,573
                                                                                                                    ---------------
Telecommunication Services--1.5%
AT&T, Inc.                                                                                                 41,770         1,360,031
                                                                                                                    ---------------
Utilities--3.2%
Constellation Energy Group, Inc.                                                                           19,450         1,151,440
P G & E Corp.                                                                                              26,900         1,120,385
Sempra Energy                                                                                              14,440           725,603
                                                                                                                    ---------------
                                                                                                                          2,997,428
                                                                                                                    ---------------
Total Equities (Cost $85,069,793)                                                                                        90,726,713
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS--0.3%                                                    Rate     Maturity      Par Value
                                                                               ------   ----------   ------------
U.S. Government--0.3%
U.S. Treasury Bill (b) (Cost $296,997)                                          4.80%   12/14/2006   $    300,000           296,997
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $85,366,790)

AFFILIATED INVESTMENTS--4.5%                                                                              Shares
                                                                                                        ---------
Dreyfus Institutional Preferred Plus Money Market Fund (b)(c)
   (Cost $4,211,418)                                                            5.32%                   4,211,418         4,211,418
                                                                                                                    ---------------
TOTAL INVESTMENTS--101.8% (Cost $89,578,208)                                                                             95,235,128
                                                                                                                    ---------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(1.8)%                                                                            (1,645,391)
                                                                                                                    ---------------
NET ASSETS--100.0%                                                                                                  $    93,589,737
                                                                                                                    ===============

Notes to Schedule of Investments:

ADR--American Depositary Receipts

(a)   Non-income producing security.

(b)   Rate noted is yield to maturity.

(c)   Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (Note 1A):
      Unaffiliated issuers, at value (cost $85,366,790)                                                             $    91,023,710
      Affiliated issuers, at value (cost $4,211,418) (Note 1F)                                                           4,211,418
   Receivable for investments sold                                                                                        2,818,687
   Interest and dividends receivable                                                                                        112,677
   Prepaid expenses                                                                                                           2,833
                                                                                                                    ---------------
      Total assets                                                                                                       98,169,325
Liabilities
   Payable for investments purchased                                                                 $  4,537,561
   Accrued accounting, administration and custody fees (Note 2)                                             8,356
   Accrued professional fees                                                                                6,089
   Accrued trustees' fees and expenses (Note 2)                                                               513
   Other accrued expenses and liabilities                                                                  27,069
                                                                                                     ------------
      Total liabilities                                                                                                   4,579,588
                                                                                                                    ---------------
Net Assets (applicable to investors' beneficial interest)                                                           $    93,589,737
                                                                                                                    ===============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                  The Boston Company Large Cap Core Portfolio

                            Statement of Operations
                     For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net of foreign withholding taxes of $2,147)                                                     $       840,057
   Dividend income from affiliated investments (Note 1F)                                                                     76,765
   Interest income                                                                                                            5,500
                                                                                                                    ---------------
      Total investment Income                                                                                               922,322

Expenses
   Investment advisory fee (Note 2)                                                                  $    245,583
   Accounting, administration and custody fees (Note 2)                                                    80,698
   Professional fees                                                                                       17,944
   Trustees' fees and expenses (Note 2)                                                                     3,546
   Insurance expense                                                                                       11,339
   Miscellaneous expenses                                                                                   3,401
                                                                                                     ------------
      Total expenses                                                                                                        362,511
                                                                                                                    ---------------
         Net investment income                                                                                              559,811
                                                                                                                    ---------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                                       3,508,362
      Financial futures transactions                                                                      357,131
                                                                                                     ------------
         Net realized gain (loss)                                                                                         3,865,493
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                                                           866,918
                                                                                                                    ---------------
         Net realized and unrealized gain (loss)                                                                          4,732,411
                                                                                                                    ---------------
Net Increase in Net Assets from Operations                                                                          $     5,292,222
                                                                                                                    ===============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                  The Boston Company Large Cap Core Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             For the                For the
                                                                            Year Ended            Year Ended
                                                                        September 30, 2006    September 30, 2005
                                                                        ------------------    ------------------
Increase (Decrease) in Net Assets

From Operations
   Net investment income (loss)                                           $     559,811         $     688,874
   Net realized gain (loss)                                                   3,865,493             7,108,328
   Change in net unrealized appreciation (depreciation)                         866,918              (560,299)
                                                                          -------------         -------------
   Net increase (decrease) in net assets from operations                      5,292,222             7,236,903
                                                                          -------------         -------------
Capital Transactions
   Contributions                                                             56,045,051             6,081,476
   Withdrawals                                                              (13,796,610)          (23,303,488)
                                                                          -------------         -------------
   Net increase (decrease) in net assets from capital transactions           42,248,441           (17,222,012)
                                                                          -------------         -------------
Total Increase (Decrease) in Net Assets                                      47,540,663            (9,985,109)

Net Assets
   At beginning of year                                                      46,049,074            56,034,183
                                                                          -------------         -------------
   At end of year                                                         $  93,589,737         $  46,049,074
                                                                          =============         =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                          Year Ended September 30,
                                                          -------------------------------------------------------
                                                            2006       2005       2004       2003          2002
                                                          --------   --------   --------   --------      --------
Total Return (a)                                              9.97%     13.49%     13.34%     21.76%(a)    (17.69)%(a)
Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                    0.74%      0.70%      0.72%      0.71%         0.70%
   Net Investment Income (to average daily net assets)*       1.14%      1.24%      0.77%      1.23%         0.97%
   Portfolio Turnover                                          103%        85%        66%       104%           80%
   Net Assets, End of Year (000's omitted)                $ 93,590   $ 46,049   $ 56,034   $ 64,170      $ 55,007

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Ratios (to average daily net assets):
         Expenses                                              N/A        N/A        N/A       0.77%         0.72%
         Net investment income                                 N/A        N/A        N/A       1.17%         0.95%

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Large Cap Core Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity and equity-related securities of companies which appear to be undervalued relative to underlying business fundamentals.

      At September 30, 2006, there was one fund, The Boston Company Large Cap Core Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at September 30, 2006 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
      Code) in order for its investors to satisfy them.

      D. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      F. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services and general office facilities is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Portfolio was charged $80,698 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                       Purchases       Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $ 91,928,597   $ 51,396,084
                                                     ============   ============

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

         Cost for federal income tax purposes            $ 111,403,512
                                                         =============
         Gross unrealized appreciation                   $   6,078,903
         Gross unrealized depreciation                        (622,308)
                                                         -------------
         Net unrealized appreciation (depreciation)      $   5,456,595
                                                         =============

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Futures contracts

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio did not hold open financial futures contracts.

(6)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $665.

      During the year ended September 30, 2006, the Portfolio had average borrowings outstanding of $66,750 for a total of eight days and incurred $90 of interest expense.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of The Boston Company Large Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Large Cap Core Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                       Trustee
                                                                      Principal      Portfolios in      Other        Remuneration
Name                                              Term of Office    Occupation(s)    Fund Complex   Directorships   (period ended
Address, and                     Position(s)       and Length of     During Past      Overseen by      Held by       September 30,
Date of Birth                  Held with Trust      Time Served        5 Years          Trustee        Trustee          2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee         Trustee since  Chairman                 32            None          Fund: $500
c/o Decision Resources, Inc.                       11/3/1986      Emeritus,                                        Portfolio: $1,012
260 Charles Street                                                Decision
Waltham, MA 02453                                                 Resources, Inc.
9/30/40                                                           ("DRI")
                                                                  (biotechnology
                                                                  research and
                                                                  consulting firm);
                                                                  formerly Chairman
                                                                  of the Board and
                                                                  Chief Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee         Trustee since  Trustee, Essex           32            None          Fund: $500
c/o Essex Street Associates                        11/3/1986      Street Associates                                Portfolio: $1,103
P.O. Box 5600                                                     (family
Beverly, MA 01915                                                 investment trust
11/14/43                                                          office)

Benjamin M. Friedman               Trustee         Trustee since  William Joseph           32            None          Fund: $500
c/o Harvard University                             9/13/1989      Maier, Professor                                 Portfolio: $1,012
Littauer Center 127                                               of Political
Cambridge, MA 02138                                               Economy, Harvard
8/5/44                                                            University

John H. Hewitt                     Trustee         Trustee since  Trustee, Mertens         32            None          Fund: $500
P.O. Box 2333                                      11/3/1986      House, Inc.                                      Portfolio: $1,012
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President   Since 2003     President and            32            None             $0
The Boston Company                and Chief                       Chief Operating
Asset Management, LLC         Executive Officer                   Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset Management,
7/24/65                                                           LLC; formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and
                                                                  Chief Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                                    Term of Office
Address, and                      Position(s)            and Length of                        Principal Occupation(s)
Date of Birth                   Held with Trust           Time Served                           During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann               Vice President          Since 2003             Senior Vice President and Head of Operations, Mellon
Mellon Asset Management          and Secretary                                 Asset Management ("MAM"); formerly First Vice
One Boston Place                                                               President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson              Vice President          Vice President         Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management          and Treasurer          since 1999;            Asset Management; formerly Assistant Vice President
One Boston Place                                        Treasurer              and Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                                        since 2002             Management Company, LLC
7/14/65

Denise B. Kneeland              Assistant Vice          Since 1996             Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management            President                                   Mellon Asset Management; formerly Vice President and
One Boston Place                                                               Manager, Mutual Fund Operations, Standish Mellon
Boston, MA 02108                                                               Asset Management Company, LLC
e 2001

Cara E. Hultgren                Assistant Vice          Since 2001             Assistant Vice President and Manager of Compliance,
Mellon Asset Management            President                                   Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                                               Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                               Representative, Standish Mellon Asset Management
1/19/71                                                                        Company, LLC

Mary T. Lomasney                     Chief              Since 2005             First Vice President, Mellon Asset Management and
Mellon Asset Management           Compliance                                   Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place                    Officer                                    L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                               formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                                         President, State Street Research & Management
                                                                               Company ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6930AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                Standish Mellon
                                             Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

For the year ended September 30, 2006, the Standish Mellon Intermediate Tax Exempt Bond Fund produced a total return after expenses of 3.58%. The Fund's return exceeded the Lehman Municipal 3-5-7-10 Year Index, the Fund's benchmark, which produced a 3.52% return for the same period. In a relatively low interest rate environment, holding bonds that generate excess income proved to be a favorable strategy.

Most U.S. bond interest rates followed the course charted by the U.S. Federal Reserve's monetary actions. Until mid-2006, rising energy prices and increasing inflation expectations prompted Fed policy makers to push short-term rates higher. Long-term Treasury rates rose in concert as investors remained concerned that inflation might spiral beyond the Fed's control. As the summer months unfolded, however, the central bank moved toward a more neutral stance; longer rates started to ease as weak housing indicators and declining oil and gas prices caused inflation fears to recede. By the end of September 2006, yields on ten-year Treasury notes stood about one-quarter point higher than they had been one year earlier.

Municipal bonds once again showed their defensive properties as short-term tax-exempt interest rates rose less than their taxable counterparts. Rates for municipal securities maturing beyond five years actually fell slightly in the period. Consequently, total returns from tax-exempt bonds outpaced those from Treasuries, agencies and investment-grade corporate securities. The tax-free nature of coupon income only added to municipal bonds' investment advantages.

Credit trends in the municipal market have been increasingly favorable. Recently the Nelson A. Rockefeller Institute of Government reported that year-over-year growth in state tax revenues hit 9.9% in the second quarter of 2006. With tax collections surging, ratings upgrades outnumbered downgrades, and returns strengthened from tax-backed holdings issued by California and New York City. Positive economic and industry trends also aided the performance from the Fund's allocations to revenue bond sectors such as hospitals, industrial development and tobacco securitization. These sectors produced above-market yields, triggering demand from income-oriented investors.

The Fed has hiked interest rates quite far, and will likely sit by and watch over the coming months as the long and variable lags of monetary policy work their way through the real economy. If the historical record is any guide, both short- and long-term interest rates ordinarily decline after the Fed completes a tightening cycle. Whether short-term rates have peaked remains uncertain; the answer to this key question depends on the pace of economic activity and investors' expectations for future inflation. Tight credit spreads, a historically flat yield curve and low volatility make it challenging to find opportunities in the fixed income markets. In this environment, the Fund is positioned for high quality with neutral interest rate posture and an emphasis on the middle portion of your investable maturity spectrum until we face an eventual return to a more "normal" risk environment.

It has been our privilege to manage the Fund, and we thank you for your continued support.

/s/ Steven W. Harvey                           /s/ Christine L. Todd

Steven W. Harvey                               Christine L. Todd

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

             Comparison of Change in Value of $100,000 Investment in
              Standish Mellon Intermediate Tax Exempt Bond Fund and
          the Lehman Brothers Municipal 3-5-7-10 Year Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                                Since
                                                              Inception
          1 Year      3 Years      5 Years      10 Years      11/2/1992
--------------------------------------------------------------------------------
Fund       3.58%       2.84%        4.00%        4.87%          5.33%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      Expenses Paid
                                 Beginning           Ending           During Period+
                               Account Value      Account Value      April 1, 2006 to
                               April 1, 2006   September 30, 2006   September 30, 2006
--------------------------------------------------------------------------------------
Actual                          $ 1,000.00        $  1,029.80            $  2.24
Hypothetical (5% return
   per year before expenses)    $ 1,000.00        $  1,022.86            $  2.23

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                            Percentage of
Top Ten Holdings*                                      Rate     Maturity     Investments
-----------------------------------------------------------------------------------------
New York Dormitory Authority Revenue                  5.250%   11/15/2023        3.4%
Tennessee Energy Acquisition Corp                     5.250      9/1/2017        2.6
Puerto Rico Commonwealth Fuel Sales Tax Revenue       5.000      7/1/2018        2.4
Puerto Rico Public Financial Corp.
   LOC: Government Development Bank for Puerto Rico   5.750      8/1/2027        1.9
Wisconsin State Transportation                        5.000      3/1/2010        1.9
Oklahoma DFA Revenue Hillcrest Healthcare System      5.625     8/15/2019        1.9
New York Dormitory Authority State
   University Educational Facilities MBIA IBC         5.250     5/15/2015        1.8
Tobacco Settlement Authority Iowa                     5.600      6/1/2035        1.7
Florida Hurricane Catastrophe Recovery                5.250      7/1/2012        1.7
Massachusetts State                                   5.000      7/1/2012        1.7
                                                                                ----
                                                                                21.0%

*     Excluding short-term investments and cash collateral.

                                                       Percentage of
Economic Sector Allocation                              Net Assets
--------------------------------------------------------------------
General Obligations                                        16.5%
Government Backed                                           5.6
Housing Revenue                                             3.2
Industrial Development                                     11.3
Insured Bond                                               36.0
Lease Revenue                                               4.2
Revenue Bonds                                              18.9
Special Revenues                                            2.7
Short-term and Net Other Assets                             1.6
                                                          -----
                                                          100.0%

Summary of Combined Ratings+
--------------------------------------------------------------------
                                                       Percentage of
Quality Breakdown                                       Investments
--------------------------------------------------------------------
AAA                                                        53.9%
AA                                                         25.6
A                                                           8.8
BBB                                                        11.7
                                                          -----
  Total                                                   100.0%

+ Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higher rating category.

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                             Par
Security                                                                       Rate       Maturity          Value          Value
------------------------------------------------------------------------------------------------------------------------------------
BONDS--98.4%

General Obligations--16.5%
ABAG CA Odd Fellows Homes                                                     5.700%      8/15/2014       1,000,000    $  1,029,080
California State                                                              5.000       10/1/2011         200,000         211,544
California State                                                              5.000       10/1/2011          70,000          73,560
California State                                                              5.000        6/1/2014       1,435,000       1,552,383
California State NCL                                                          6.600        2/1/2009       1,000,000       1,066,960
California State NCL                                                          5.750       11/1/2011         300,000         329,520
Commonwealth of Massachusetts NCL                                             6.000       11/1/2010       1,350,000       1,471,203
Goose Creek TX Independent School District                                    7.000       8/15/2009         110,000         120,241
Goose Creek TX Independent School District                                    7.000       8/15/2009         260,000         283,761
Massachusetts State                                                           5.000        7/1/2012       2,000,000       2,135,400
New York NY NCL                                                               5.000        6/1/2011       1,000,000       1,055,550
New York NY NCL                                                               5.000        8/1/2011         770,000         814,175
New York NY NCL                                                               5.000        8/1/2011       1,700,000       1,797,529
New York NY NCL                                                               5.000        8/1/2013       1,500,000       1,608,180
Northeast TX Independent School District NCL                                  7.000        2/1/2009       1,000,000       1,075,110
Puerto Rico Commonwealth Fuel Sales Tax Revenue (a)                           5.000        7/1/2018       3,000,000       3,058,410
Puerto Rico Public Building Authority Revenue (a)                             5.000        7/1/2028       1,000,000       1,045,050
Puerto Rico Public Financial Corp. LOC:
   Government Development Bank for Puerto Rico (a)                            5.750        8/1/2027       2,250,000       2,424,735
                                                                                                                       ------------
                                                                                                                         21,152,391
                                                                                                                       ------------

Government Backed--5.6%
Alpine UT School District                                                     5.000       3/15/2011          25,000          25,704
Dallas Texas Independent School District                                      5.500       2/15/2017       1,500,000       1,636,290
District of Columbia Prerefunded MBIA NCL                                     5.750        6/1/2010          10,000          10,752
Goose Creek TX Independent School District PSF                                7.000       8/15/2009         230,000         251,413
Met Govt Nashville & Davidson TN Industrial
   Development Board Revenue Prerefunded                                      7.500      11/15/2010       1,000,000       1,127,740
Oklahoma DFA Revenue Hillcrest Healthcare System                              5.625       8/15/2019       2,185,000       2,322,786
Palm Beach County FL Solid Waste AMBAC                                        6.000       10/1/2009          60,000          64,190
Puerto Rico Commonwealth Highway & Transportation Authority Revenue           5.750        7/1/2041       1,500,000       1,670,790
Texas Municipal Power Agency MBIA (b)                                         0.000        9/1/2016          10,000           6,741
                                                                                                                       ------------
                                                                                                                          7,116,406
                                                                                                                       ------------

Housing Revenue--3.2%
Colorado HFA Single Family Project AMT (a)                                    6.800        2/1/2031       1,440,000       1,495,901
Colorado HFA Single Family Project AMT (a)                                    6.600        8/1/2032       1,180,000       1,210,055
Florida Housing Finance Corp. FSA                                             5.750        1/1/2017          40,000          40,472
Nebraska Investment Finance Authority SFM FHA VA AMT                          6.700        9/1/2026          10,000          10,078
Ohio HFA Mortgage Revenue AMT GNMA                                            5.350        9/1/2018         190,000         194,334
Rhode Island Housing & Mortgage Finance Corp.                                 4.950       10/1/2016         150,000         150,749
Tennessee Housing Development Agency Homeownership Project AMT NCL            5.750        7/1/2007         840,000         848,366
Utah HFA AMT SFM                                                              5.400        7/1/2020         205,000         208,944
                                                                                                                       ------------
                                                                                                                          4,158,899
                                                                                                                       ------------

Industrial Development--11.3%
Connecticut Gaming Authority Mohegan Tribe                                    5.375        1/1/2011       1,000,000       1,023,360
Gloucester NJ Resource Recovery (a)                                           6.850       12/1/2029         500,000         541,235
Golden State Tobacco Securitization Corp. AMBAC                               5.000        6/1/2020         500,000         522,060
Golden State Tobacco Securitization Corp.                                     5.000        6/1/2021       1,115,000       1,119,839
Golden State Tobacco Securitization Corp. AMBAC (c)                           0.000        6/1/2023         750,000         637,643
Hendersonville TN Kroger                                                      5.950      12/15/2008         170,000         172,848
Mass DFA Waste Management Resource Recovery AMT (a)                           6.900       12/1/2029         500,000         540,275
Northern TOB Securitization Corp. Alaska                                      6.500        6/1/2031       1,000,000       1,097,070
Northern TOB Securitization Corp. Alaska                                      4.750        6/1/2015         570,000         579,234

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                             Par
Security                                                                       Rate       Maturity          Value         Value
------------------------------------------------------------------------------------------------------------------------------------
Industrial Development (continued)
Northern TOB Securitization Corp. Alaska                                      4.625%       6/1/2023       1,000,000    $    991,240
San Manuel Entertainment Series 2004-C 144A                                   4.500       12/1/2016       1,000,000       1,007,170
Tobacco Settlement Authority Iowa                                             5.600        6/1/2035       2,000,000       2,181,580
Tobacco Settlement Authority Southern California                              4.750        6/1/2025       1,000,000       1,003,790
Tobacco Settlement Authority Washington                                       6.500        6/1/2026         960,000       1,054,234
Tobacco Settlement Funding Corp. NJ                                           5.000        6/1/2010         500,000         514,945
Tobacco Settlement Funding Corp. NJ                                           4.375        6/1/2019         425,000         424,771
Tobacco Settlement Funding Corp. NY                                           5.250        6/1/2013       1,000,000       1,027,420
                                                                                                                       ------------
                                                                                                                         14,438,714
                                                                                                                       ------------

Insured Bond--36.0%
Atlanta GA Airport Revenue AMT FGIC                                           5.250        1/1/2012         900,000         959,238
Broward County FL School Board AMBAC                                          5.000        7/1/2013       1,000,000       1,073,180
California State AMBAC                                                        6.000        4/1/2016       1,000,000       1,172,190
Carroll Texas Independent School District MBIA                                5.000       2/15/2016       1,155,000       1,257,599
Charleston SC COP MBIA                                                        6.000       12/1/2008       1,000,000       1,051,480
Chicago Illinois Transportation Authority AMBAC                               5.250        6/1/2013       1,000,000       1,090,070
Cleveland Ohio Waterworks Revenue MBIA                                        5.500        1/1/2013       1,500,000       1,601,820
Colorado State Department of Corrections
  Penitentiary II Project B AMBAC                                             5.000        3/1/2015       1,000,000       1,082,650
Cook County IL High School FGIC NCL                                           7.875       12/1/2014         750,000         960,795
Cook County IL School District FSA NCL                                        6.750        5/1/2010       1,750,000       1,933,313
District of Columbia MBIA NCL                                                 5.750        6/1/2010          15,000          16,079
Douglas County CO School District MBIA                                        7.000      12/15/2012         625,000         740,906
Fairfax County VA EDA Residential Recovery AMT AMBAC                          6.100        2/1/2011       1,000,000       1,087,550
Farmington New Mexico Pollution Control Revenue FGIC (a)                      3.550        4/1/2029       2,000,000       1,985,720
Georgia Municipal Electric Authority Power FGIC NCL                           6.250        1/1/2012       1,150,000       1,292,566
Harris County Texas Health Facility Development Corp. MBIA                    6.000        6/1/2013       1,000,000       1,125,160
Harris County Texas Toll Revenue FGIC NCL                                     6.000        8/1/2012       1,000,000       1,119,470
Hawaii Harbor System Revenue AMT FSA                                          5.000        1/1/2014       1,000,000       1,068,110
Hillsborough County Fl Assessment Revenue FGIC                                5.000        3/1/2013       1,000,000       1,067,070
Honolulu City & County Board Water Revenue AMT MBIA                           5.000        7/1/2014       1,000,000       1,068,700
Indianapolis Local Public Improvement Bond Bank AMT AMBAC                     5.000        1/1/2017       1,000,000       1,069,960
Intermountain Power Agency UT NCL MBIA                                        6.500        7/1/2010       1,000,000       1,103,180
Louisville & Jefferson County KY Regional
  Airport Authority Revenue FSA AMT                                           5.500        7/1/2011       1,355,000       1,450,365
Mass State School Building Authority Dedicated Sales Tax Revenue FSA          5.000       8/15/2013       1,000,000       1,081,270
Mesa Arizona Utility System Revenue NCL MBIA                                  6.000        7/1/2020       1,250,000       1,519,650
Mesa Arizona Utility System Revenue NCL FGIC                                  5.000        7/1/2018       1,000,000       1,105,760
Metropolitan Washington DC Apartment Authority System AMT MBIA                5.000       10/1/2012       1,000,000       1,058,270
Nassau County NY FGIC                                                         6.000        7/1/2010          25,000          27,109
New Jersey Health Care Facilities Financing Authority Revenue AMBAC           4.800        8/1/2021         555,000         560,306
New Jersey State Transportation FSA                                           5.750      12/15/2014         770,000         883,036
New Jersey State Transportation FSA                                           5.750      12/15/2014         230,000         261,496
New York Dormitory Authority Presbyterian Hospital AMBAC                      4.400        8/1/2013          35,000          35,128
New York Dormitory Authority State University Educational Facilities MBIA     6.000       5/15/2015       1,000,000       1,089,750
New York Dormitory Authority State University Educational Facilities MBIA
  IBC                                                                         5.250       5/15/2015       2,000,000       2,198,100
North Carolina Medical Care Community HCF Revenue AMBAC                       5.000       10/1/2012         750,000         803,213
Pasco County FL Solid Waste AMBAC AMT NCL                                     6.000        4/1/2010       1,000,000       1,061,220
Pennsylvania Economic DFA Resource Recovery
  Revenue; Colver Project AMT AMBAC                                           5.000       12/1/2012       1,000,000       1,055,730
Port Authority of NY & NJ AMT FGIC                                            5.000       10/1/2013       1,000,000       1,070,540
Puerto Rico Electric Power Authority Revenue XLCA (c)                         5.500        7/1/2016         500,000         569,075
South Carolina Transit Infrastructure Bank Revenue AMBAC NCL                  5.250       10/1/2015       1,000,000       1,111,980

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                             Par
Security                                                                       Rate       Maturity          Value          Value
------------------------------------------------------------------------------------------------------------------------------------
Insured Bond (continued)
Stafford TX Economic Development FGIC                                         6.000%       9/1/2015         525,000    $    609,420
Sweetwater County Improvement Project Powers Board Lease Revenue MBIA         5.000      12/15/2009       1,120,000       1,167,925
Wisconsin State Certificates of Participation MBIA                            5.000        3/1/2010       2,295,000       2,399,377
                                                                                                                       ------------
                                                                                                                         46,045,526
                                                                                                                       ------------

Lease Revenue--4.2%
New Jersey Economic Development Authority Revenue
   School Facilities Construction NCL                                         5.000        9/1/2012       1,000,000       1,066,210
New York Dormitory Authority Revenue (a)                                      5.250      11/15/2023       4,000,000       4,298,960
                                                                                                                       ------------
                                                                                                                          5,365,170
                                                                                                                       ------------
Revenue Bonds--18.9%
California Statewide Communities DFA--Kaiser Permanente (a)                   2.300        4/1/2033       1,250,000       1,240,613
Camden NJ Cooper Hospitals NCL                                                5.600       2/15/2007          75,000          75,048
Energy Northwest Washington Electricity Revenue                               5.000        7/1/2011       1,000,000       1,057,340
Energy Northwest Washington Electricity Revenue                               5.500        7/1/2015       1,000,000       1,122,220
Franklin County Ohio Revenue Refunding Trinity Health Credit NCL              5.000        6/1/2014       1,340,000       1,435,797
Greenville County South Carolina School District                              5.000       12/1/2011       1,000,000       1,058,080
Illinois DFA Depaul University NCL                                            5.500       10/1/2011       1,000,000       1,076,630
Illinois Financial Authority Student Housing Revenue NCL                      5.000        6/1/2012       1,160,000       1,203,929
Illinois HEFA Condell Medical Center                                          6.000       5/15/2010         345,000         354,391
Illinois HEFA Northwestern University (a)                                     5.050       11/1/2032         725,000         758,618
Indiana Health Facility Financing Authority Revenue                           5.000       11/1/2011         500,000         527,680
Lubbock TX Health Facilities Development St. Joseph Healthcare System         5.000        7/1/2008       2,000,000       2,045,740
Mass DFA Williston School                                                     6.000       10/1/2013         205,000         214,307
Mass HEFA Lahey Clinic Medical Center FGIC                                    5.000       8/15/2014       1,000,000       1,081,570
Mass HEFA Partners NCL                                                        5.000        7/1/2012       1,250,000       1,330,638
Metropolitan Transportation Authority NY Revenue                              5.250      11/15/2014       1,000,000       1,098,920
Michigan State Hospital Finance Authority                                     5.250      11/15/2010       1,000,000       1,051,200
New Hampshire HEFA Monadnock Hospital                                         5.250       10/1/2007         180,000         181,764
New Mexico State Hospital Equipment Loan
  Revenue Presbyterian Healthcare Services                                    5.750        8/1/2012       1,000,000       1,100,010
New York NY City Industrial Development Agency Special Facility Revenue AMT   5.500        1/1/2014       1,000,000       1,088,190
Puerto Rico Commonwealth Government Development Bank                          5.000       12/1/2015       1,000,000       1,072,040
Puerto Rico Commonwealth Government Development Bank AMT                      5.250        1/1/2015         600,000         640,878
Tennessee Energy Acquisition Corp                                             5.250        9/1/2017       3,000,000       3,312,000
Wisconsin State Transportation                                                5.500        7/1/2010          15,000          15,962
                                                                                                                       ------------
                                                                                                                         24,143,565
                                                                                                                       ------------

Special Revenues--2.7%
Florida Hurricane Catastrophe Recovery                                        5.250        7/1/2012       2,000,000       2,167,520
Jicarilla NM Apache Nation Revenue                                            5.000        9/1/2013         500,000         522,530
Puerto Rico Commonwealth Highway & Transportation Authority Revenue           5.000        7/1/2007         750,000         756,309
                                                                                                                       ------------
                                                                                                                          3,446,359
                                                                                                                       ------------
TOTAL BONDS (Cost $124,428,453)                                                                                         125,867,030
                                                                                                                       ------------

SHORT-TERM INVESTMENTS--0.9%

Short-Term Bonds--0.9%
Idaho Health Facility Authority Revenue FSA (d)                               3.800        7/1/2035         200,000         200,000
Indiana Health Facility Financing Authority (d)                               3.840        3/1/2030         600,000         600,000
Massachusetts State Development Finance Agency (d)                            3.780       10/1/2042         100,000         100,000
University NC Hospital--Chapel Hill Revenue (d)                               3.800       2/15/2031         300,000         300,000
                                                                                                                       ------------
Total Short Term Investments (Cost $1,200,000)                                                                            1,200,000
                                                                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

Security                                                                       Rate       Maturity           Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Investment Companies--0.0%
Wells Fargo National Tax-Free Money Market Fund (e) (Cost $48,140)            3.300%                         48,140    $     48,140
                                                                                                                       ------------
Total Short Term Investments (Cost $1,248,140)                                                                            1,248,140
                                                                                                                       ------------

TOTAL INVESTMENTS--99.3% (Cost $125,676,593)                                                                            127,115,170
                                                                                                                       ------------

OTHER ASSETS, LESS LIABILITIES--0.7%                                                                                        812,199
                                                                                                                       ------------

NET ASSETS--100%                                                                                                       $127,927,369
                                                                                                                       ============

Notes to Schedule of Investments:

AMBAC--American Municipal Bond Assurance Corp.

AMT--Alternative Minimum Tax

COP--Certification of Participation

DFA--Development Finance Authority

EDA--Economic Development Authority

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Authority

FSA--Financial Security Assurance

GNMA--Government National Mortgage Association

HEFA--Health & Educational Facilities Authority

HFA--Housing Finance Authority

IBC--Insured Bond Certificate

LOC--Letter of Credit

MBIA--Municipal Bond Insurance Association

NCL--Non-callable

PSF--Public School Fund

SFM--Single Family Mortgage

TOB--Tobacco

VA--Veterans Administration

XLCA--XL Capital Assurance Inc.

(a)   Variable Rate Security; rate indicated is as of September 30, 2006.

(b)   Zero coupon security.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date.

(d) Variable rate securities that reset monthly or more frequently and have put features that can be exercised within seven days.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in securities, at value (Note 1A) (cost $125,676,593)                                              $ 127,115,170
   Receivable for Fund shares sold                                                                                     160,752
   Interest receivable                                                                                               1,696,753
   Prepaid expenses                                                                                                     26,678
                                                                                                                 -------------
     Total assets                                                                                                  128,999,353
Liabilities
   Payable for Fund shares redeemed                                                              $     988,153
   Distributions payable                                                                                45,024
   Accrued professional fees                                                                            15,227
   Accrued accounting, custody, administration and transfer agent fees (Note 2)                          9,561
   Accrued administrative services expense (Note 2)                                                      7,024
   Accrued trustees' fees and expenses (Note 2)                                                          3,711
   Accrued shareholder reporting fee (Note 2)                                                            1,500
   Accrued chief compliance officer fee (Note 2)                                                           344
   Other accrued expenses and liabilities                                                                1,440
                                                                                                 -------------
     Total liabilities                                                                                               1,071,984
                                                                                                                 -------------
Net Assets                                                                                                       $ 127,927,369
                                                                                                                 =============
Net Assets consist of:
   Paid-in capital                                                                                               $ 126,856,406
   Accumulated net realized loss                                                                                      (385,733)
   Undistributed net investment income                                                                                  18,119
   Net unrealized appreciation                                                                                       1,438,577
                                                                                                                 -------------
Total Net Assets                                                                                                 $ 127,927,369
                                                                                                                 =============
Shares of beneficial interest outstanding                                                                            5,897,556
                                                                                                                 =============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                               $       21.69
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income                                                                                               $   4,620,331
   Dividend income                                                                                                     101,327
                                                                                                                 -------------
     Total investment income                                                                                         4,721,658
Expenses
   Investment advisory fee (Note 2)                                                              $     464,922
   Accounting, custody, administration and transfer agent fees (Note 2)                                114,556
   Registration fees                                                                                    43,207
   Administrative service fee (Note 2)                                                                  32,666
   Professional fees                                                                                    32,467
   Trustees' fees and expenses (Note 2)                                                                 17,661
   Insurance expense                                                                                    10,450
   Miscellaneous expenses                                                                               17,393
                                                                                                 -------------
     Total expenses                                                                                    733,322

Deduct:
   Waiver of invesment advisory fee (Note 2)                                                          (210,284)
                                                                                                 -------------
     Net expenses                                                                                                      523,038
                                                                                                                 -------------
     Net investment income                                                                                           4,198,620
                                                                                                                 -------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                                      (262,859)
     Swap transactions                                                                                   3,999
                                                                                                 -------------
       Net realized gain (loss)                                                                                       (258,860)
   Change in unrealized appreciation (depreciation) on:
     Investments                                                                                       318,653
     Swap contracts                                                                                    (13,782)
                                                                                                 -------------
       Net change in net unrealized appreciation (depreciation)                                                        304,871
                                                                                                                 -------------
         Net realized and unrealized gain (loss) on investments                                                         46,011
                                                                                                                 -------------
Net Increase in Net Assets from Operations                                                                       $   4,244,631
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              For the             For the
                                                                                            Year Ended           Year Ended
                                                                                        September 30, 2006   September 30, 2005
                                                                                        ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income                                                                  $    4,198,620       $    3,868,902
   Net realized gain (loss)                                                                     (258,860)            (126,873)
   Change in net unrealized appreciation (depreciation)                                          304,871           (1,363,609)
                                                                                          --------------       --------------
   Net increase (decrease) in net assets from investment operations                            4,244,631            2,378,420
                                                                                          --------------       --------------
Distributions to Shareholders (Note 1C)
   From net investment income                                                                 (4,198,620)          (3,868,902)
   From net realized gains on investments                                                             --             (224,030)
                                                                                          --------------       --------------
   Total distributions to shareholders                                                        (4,198,620)          (4,092,932)
                                                                                          --------------       --------------
Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                           50,311,439           23,387,266
   Value of shares isued to shareholders in reinvestment of distributions                      3,487,897            3,132,979
   Cost of shares redeemed                                                                   (35,231,940)         (27,378,355)
                                                                                          --------------       --------------
   Net increase (decrease) in net assets from Fund share transactions                         18,567,396             (858,110)
                                                                                          --------------       --------------
Total Increase (Decrease) in Net Assets                                                       18,613,407           (2,572,622)

Net Assets
   At beginning of year                                                                      109,313,962          111,886,584
                                                                                          --------------       --------------
   At end of year (including undistributed net investment income of $18,119
     and $18,109)                                                                         $  127,927,369       $  109,313,962
                                                                                          ==============       ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon Intermediate Tax Exempt Bond Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  Year Ended September 30,
                                                         --------------------------------------------------------------------
                                                             2006           2005          2004         2003          2002
                                                         -----------    -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Year                       $     21.71    $     22.05   $     22.78   $     22.78   $     22.04
                                                         -----------    -----------   -----------   -----------   -----------
From Investment Operations:
   Net investment income* (a)                                   0.78           0.77          0.69          0.81          0.90
   Net realized and unrealized gains (loss) on
     investments                                               (0.02)         (0.29)        (0.08)         0.07          0.74
                                                         -----------    -----------   -----------   -----------   -----------
Total from operations                                           0.76           0.48          0.61          0.88          1.64
                                                         -----------    -----------   -----------   -----------   -----------
Less Distributions to Shareholders:
   From net investment income                                  (0.78)         (0.77)        (0.71)        (0.81)        (0.90)
From net realized gains on investments                            --          (0.05)        (0.63)        (0.07)           --
                                                         -----------    -----------   -----------   -----------   -----------
Total distributions to shareholders                            (0.78)         (0.82)        (1.34)        (0.88)        (0.90)
                                                         -----------    -----------   -----------   -----------   -----------
Net Asset Value, End of Year                             $     21.69    $     21.71   $     22.05   $     22.78   $     22.78
                                                         ===========    ===========   ===========   ===========   ===========
Total Return (b)                                                3.58%          2.18%         2.76%         3.88%         7.65%
Ratios/Supplemental data:
   Expenses (to average daily net assets)*                      0.45%          0.45%         0.50%         0.65%         0.65%
   Net Investment Income (to average daily net
     assets)*                                                   3.61%          3.50%         3.16%         3.58%         4.09%
   Portfolio Turnover                                             29%            35%           72%           42%           17%
   Net Assets, End of Year (000's omitted)               $   127,927    $   109,314   $   111,887   $    70,505   $    82,162

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (a)                   $      0.74    $      0.73   $      0.65   $      0.80   $      0.90
   Ratios (to average daily net assets):
      Expenses *                                                0.63%          0.62%         0.68%         0.68%         0.66%
      Net investment income *                                   3.43%          3.33%         2.97%         3.55%         4.08%

(a)   Calculated using the average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Intermediate Tax Exempt Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to provide a high level of interest income exempt from federal income taxes, while seeking preservation of shareholders' capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in tax exempt municipal securities issued by states, territories, and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Tax-exempt bonds and notes are priced at market on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Distributions to shareholders

      Distributions on shares of the Fund are declared daily from net investment income and distributed monthly. Distributions from capital gains, if any, are distributed annually by the Fund. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, post-October losses, capital loss carryovers and amortization and/or accretion of premiums and discounts on certain securities.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

      H. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and other extraordinary expenses) to 0.45% of the Fund's average daily net assets for the year ended September 30, 2006. Pursuant to this arrangement, for the year ended September 30, 2006, Standish Mellon voluntarily waived $210,284 of its advisory fee. This arrangement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $10,721 for the year ended September 30, 2006.

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $103,835 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,140. No other director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $1,500 for the year ended September 30, 2006.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $32,666 for fees payable to Mellon Private Wealth Management.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                       Purchases       Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $ 52,428,222   $ 32,949,312
                                                     ============   ============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                          For the                For the
                                                         Year Ended            Year Ended
                                                     September 30, 2006    September 30, 2005
                                                     ------------------    ------------------
      Shares sold                                           2,339,293          1,068,583
      Shares issued to shareholders
        reinvestment of distributions declared                161,970            143,147
      Shares redeemed                                      (1,638,284)        (1,251,493)
                                                        -------------         ----------
      Net increase (decrease)                                 862,979            (39,763)
                                                        =============         ==========

      At September 30, 2006, two shareholders of record held approximately 76% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 7 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund did not assess any redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, were as follows:

          Cost for federal income tax purposes          $(125,676,593)
                                                        =============
          Gross unrealized appreciation                 $   1,957,862
          Gross unrealized depreciation                      (519,285)
                                                        -------------
          Net unrealized appreciation (depreciation)    $   1,438,577
                                                        =============

          Undistributed tax exempt income                      60,309
          Undistributed ordinary income                         2,834
                                                        -------------
          Total distributable earnings                  $   1,501,720
                                                        =============

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows:

                                           2006              2005
                                        ----------        ----------
            Tax-Exempt Income           $4,195,245        $3,866,264
            Ordinary Income                  3,375             2,638
            Capital Gains                        0           224,030
                                        ----------        ----------
            Total Distributions         $4,198,620        $4,092,932
                                        ==========        ==========

      At September 30, 2006, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                          Capital Loss
                           Carry Over        Expiration Date
                          ------------       ---------------
                            $25,970             9/30/2013
                            $86,973             9/30/2014

      It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

      The Fund elected to defer to its fiscal year ended September 30, 2007, $272,790 of capital losses recognized during the period November 1, 2005 to September 30, 2006.

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following instruments with off-balance sheet risk:

      Swap Agreements

      The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, credit default and total return swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations, which may be furnished by a pricing service or dealers in such securities and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At September 30, 2006, the Fund did not hold any open swap contracts.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Line of Credit

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each fund/portfolio to borrow, in the aggregate, up to $35 million. Interest is charged to each participating fund/portfolio based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Fund was $1,393.

      During the year ended September 30, 2006, the Fund had average borrowings outstanding of $1,000 for a total of one day and incurred $0 in interest expense.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Intermediate Tax Exempt Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Intermediate Tax Exempt Bond Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                      Trustee
                                                                     Principal       Portfolios in      Other       Remuneration
Name                                              Term of Office   Occupation(s)      Fund Complex  Directorships  (period ended
Address, and                     Position(s)       and Length of   During Past        Overseen by      Held by      September 30,
Date of Birth                  Held with Trust      Time Served       5 Years           Trustee        Trustee         2006)
---------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman                32            None           $4,903
c/o Decision Resources, Inc.                      11/3/1986       Emeritus,
260 Charles Street                                                Decision
Waltham, MA 02453                                                 Resources, Inc.
9/30/40                                                           ("DRI")
                                                                  (biotechnology
                                                                  research and
                                                                  consulting firm);
                                                                  formerly Chairman
                                                                  of the Board
                                                                  and Chief
                                                                  Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex          32            None           $5,109
c/o Essex Street Associates                       11/3/1986       Street Associates
P.O. Box 5600                                                     (family
Beverly, MA 01915                                                 investment trust
11/14/43                                                          office)

Benjamin M. Friedman               Trustee        Trustee since   William Joseph          32            None           $4,903
c/o Harvard University                            9/13/1989       Maier, Professor
Littauer Center 127                                               of Political
Cambridge, MA 02138                                               Economy, Harvard
8/5/44                                                            University

John H. Hewitt                     Trustee        Trustee since   Trustee, Mertens        32            None           $4,903
P.O. Box 2333                                     11/3/1986       House, Inc.
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and           32            None           $    0
The Boston Company                and Chief                       Chief Operating
Asset Management, LLC         Executive Officer                   Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset Management,
7/24/65                                                           LLC;formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and
                                                                  Chief Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                        Term of Office
Address, and                Position(s)     and Length of                    Principal Occupation(s)
Date of Birth             Held with Trust    Time Served                       During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Barbara A. McCann          Vice President   Since 2003       Senior Vice President and Head of Operations,
Mellon Asset Management    and Secretary                     Mellon Asset Management ("MAM"); formerly First
One Boston Place                                             Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson         Vice President   Vice President   Vice President and Mutual Funds Controller,
Mellon Asset Management    and Treasurer    since 1999;      Mellon Asset Management; formerly Assistant Vice
One Boston Place                            Treasurer        President and Mutual Funds Controller, Standish
Boston, MA 02108                            since 2002       Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland         Assistant Vice   Since 1996       Vice President and Manager, Mutual Funds
Mellon Asset Management      President                       Operations, Mellon Asset Management; formerly Vice
One Boston Place                                             President and Manager, Mutual Fund Operations,
Boston, MA 02108                                             Standish Mellon Asset Management Company, LLC
8/19/51

Cara E. Hultgren           Assistant Vice   Since 2001       Assistant Vice President and Manager of Compliance,
Mellon Asset Management      President                       Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                             of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                             Representative, Standish Mellon Asset Management
1/19/71                                                      Company, LLC

Mary T. Lomasney                Chief       Since 2005       First Vice President, Mellon Asset Management and
Mellon Asset Management      Compliance                      Chief Compliance Officer, Mellon Funds Distributor, L.P.
One Boston Place               Officer                       and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                             Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                       State Street Research & Management Company
                                                             ("SSRM"), and Vice President, SSRM

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6933AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                The Boston Company
                                             Small Cap Tax-Sensitive Equity Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

Over the first half of the reporting period, and as they had for several years, a robust economic environment and low inflation helped small cap stocks post higher returns than their large cap counterparts. However, market conditions appeared to change during the second half of the reporting period as economic growth moderated and inflationary pressures seemed to intensify. As a result, investors began to favor larger stocks over smaller ones.

Despite this shift in investor sentiment, the Fund's holdings continued to produce relatively attractive returns. For the year ended September 30, 2006 the Fund had a total return of 7.49%+ compared to a return of 5.88% for its benchmark, the Russell 2000 Growth Index. We had positioned the Fund for the changing economy by avoiding companies that we believed would be hurt by the impact on consumer spending caused by rising interest rates and higher energy prices. In addition, we focused on valuations in an effort to avoid overpaying for growth. These strategies helped protect the Fund from the full brunt of market volatility during the Spring and Fall of 2006.

The Fund achieved particularly strong results in the energy sector, where energy services companies W-H Energy Services and Dril-Quip benefited from resurgent oil and gas prices. However, the Fund's top individual performers represented a relatively wide variety of industry groups. For example, in the industrials sector, Huron Consulting Group gained value as demand for its business services increased as Fortune 1000 companies sought help in complying with U.S. regulators' complex financial reporting requirements. Similar forces helped support the growth of technology company FileNet, which provides electronic content management services to corporations. FileNet received a buy-out offer during the reporting period from International Business Machines, boosting its value. The trend toward outsourcing also helped drive gains for drug development services provider Covance, which conducts drug research for large pharmaceutical companies, and Corrections Corp. of America, which operates prisons for various states and municipalities.

On the other hand, some of the Fund's more disappointing positions for the reporting period included apparel retailer Jos. A. Bank Clothiers, which suffered as consumer spending moderated. Among media companies, traditional publishers, such as Playboy Enterprises, were hurt by higher printing costs and competition for advertising dollars from online competitors. In fact, any weakness resulting from the Fund's traditional media holdings was more than offset by better performance from its positions in Internet-related businesses, such as Akamai Technologies, Knot Inc., and ValueClick, each of which use or help other businesses utilize the Internet.

/s/ B. Randall Watts                           /s/ Todd Wakefield

B. Randall Watts                               Todd Wakefield

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company Small Cap Tax-Sensitive Equity Fund and Russell 2000 Growth Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                                     Since
                                                                   Inception
                   1 Year     3 Years     5 Years     10 Years      1/2/1996
--------------------------------------------------------------------------------
Fund               7.49%+     15.46%       11.66%      10.91%       11.83%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                       Expenses Paid
                                 Beginning           Ending           During Period+
                               Account Value      Account Value      April 1, 2006 to
                               April 1, 2006   September 30, 2006   September 30, 2006
--------------------------------------------------------------------------------------
Actual                          $  1,000.00        $    955.90           $  4.85
Hypothetical (5% return
   per year before expenses)    $  1,000.00        $  1,020.10           $  5.01

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

Percentage of
Top Ten Holdings*                        Sector                     Investments
--------------------------------------------------------------------------------
Respironics, Inc.                        Health Care                    2.1%
Washington Group International, Inc.     Industrials                    1.8
24/7 Real Media, Inc.                    Information Technology         1.8
Fisher Scientific International          Health Care                    1.3
Bright Horizons Family Solutions,        Consumer Discretionary         1.3
Steiner Leisure Ltd.--ADR                Consumer Discretionary         1.3
Lions Gate Entertainment Corp.           Consumer Discretionary         1.3
Viasys Healthcare, Inc.                  Health Care                    1.2
Quanta Services Inc.                     Industrials                    1.2
Supertex, Inc.                           Information Technology         1.2
                                                                       ----
                                                                       14.5%

*     Excludes short-term investments and investment of cash collateral.

                                              Percentage of
Economic Sector Allocation                      Net Assets
-----------------------------------------------------------
Consumer Discretionary                            13.0%
Consumer Staples                                   4.8
Energy                                             5.5
Financial                                          7.9
Health Care                                       22.4
Industrials                                       15.7
Information Technology                            21.6
Materials                                          1.7
Short-term and Other Assets                        7.4
                                                 -----
                                                 100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--108.7%

EQUITIES--92.6%

Consumer Discretionary--13.0%
Bebe Stores, Inc.                                                                                          36,200   $       897,036
Bright Horizons Family Solutions, Inc. (a)                                                                 47,190         1,969,239
Cache, Inc. (a)                                                                                            46,300           828,307
California Pizza Kitchen, Inc. (a)(b)                                                                      50,230         1,503,384
Casual Male Retail Group, Inc. (a)(b)                                                                      65,780           903,159
Hibbett Sporting Goods, Inc. (a)                                                                           52,340         1,370,261
Lin TV Corp. (a)                                                                                           81,580           634,692
Lions Gate Entertainment Corp. (a)(b)                                                                     186,200         1,863,862
Panera Bread Co. (a)(b)                                                                                    21,920         1,276,840
Penn National Gaming, Inc. (a)                                                                             39,370         1,437,792
Red Robin Gourmet Burgers, Inc. (a)                                                                        16,524           761,922
Ruth's Chris Steak House, Inc. (a)                                                                         81,140         1,527,055
Select Comfort Corp. (a)                                                                                   36,970           808,904
Shutterfly, Inc. (a)                                                                                       28,040           436,022
Steiner Leisure Ltd.--ADR (a)                                                                              45,370         1,907,809
Texas Roadhouse, Inc., Class A (a)                                                                         59,580           731,642
Tractor Supply Co. (a)                                                                                     25,620         1,236,421
VistaPrint Limited (a)                                                                                     32,580           845,125
                                                                                                                    ---------------
                                                                                                                         20,939,472
                                                                                                                    ---------------

Consumer Staples--4.8%
Herbalife Ltd. (a)                                                                                         37,030         1,402,696
Inter Parfums, Inc. (b)                                                                                    69,000         1,313,760
Performance Food Group Co. (a)                                                                             30,100           845,509
Rite Aid Corp. (a)(b)                                                                                     294,630         1,337,620
Ruddick Corp.                                                                                              19,100           497,173
The Boston Beer Co., Inc. (a)                                                                              34,650         1,138,253
United Natural Foods, Inc. (a)                                                                             38,060         1,179,479
                                                                                                                    ---------------
                                                                                                                          7,714,490
                                                                                                                    ---------------

Energy--5.5%
Arena Resources, Inc. (a)(b)                                                                               39,130         1,256,856
Complete Production Services, Inc. (a)                                                                     23,515           464,186
Dril-Quip, Inc. (a)                                                                                        10,020           678,154
Geomet, Inc. (a)(b)                                                                                        84,350           792,890
Global Industries, Ltd. (a)                                                                                45,730           711,559
Hanover Compressor Co. (a)(b)                                                                              63,520         1,157,334
Lufkin Industries, Inc.                                                                                     6,717           355,464
Oil States International, Inc. (a)                                                                         42,000         1,155,000
Penn Virginia Corp.                                                                                        22,940         1,454,625
W-H Energy Services, Inc. (a)                                                                              20,890           866,308
                                                                                                                    ---------------
                                                                                                                          8,892,376
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financial--7.9%
Arch Capital Group Ltd. ADR (a)                                                                            14,300   $       907,907
Berkshire Hills Bancorp, Inc. (b)                                                                          12,100           430,639
CapitalSource, Inc. (b)                                                                                    50,310         1,299,004
Capitol Bancorp Ltd. (b)                                                                                   18,760           834,820
Cullen/Frost Bankers, Inc.                                                                                  8,900           514,598
Dollar Financial Corp. (a)                                                                                 60,830         1,327,311
Financial Institutions, Inc.                                                                               19,620           458,323
First Cash Financial Services, Inc. (a)                                                                    38,820           799,304
First Midwest Bancorp, Inc.                                                                                36,100         1,367,829
Montpelier Re Holdings Ltd. (b)                                                                            65,120         1,262,677
Nara Bancorp, Inc.                                                                                         27,930           510,840
Portfolio Recovery Associates, Inc. (a)(b)                                                                 29,960         1,314,345
The Colonial BancGroup, Inc.                                                                               32,640           799,680
Umpqua Holdings Corp.                                                                                      29,200           835,120
                                                                                                                    ---------------
                                                                                                                         12,662,397
                                                                                                                    ---------------

Health Care--22.4%
Adams Respiratory Therapeutics, Inc. (a)(b)                                                                17,820           652,034
Alkermes, Inc. (a)                                                                                         47,400           751,290
Alnylam Pharmaceuticals Inc. (a)(b)                                                                        48,700           701,767
Applera Corp.-Celera Genomics Group (a)(b)                                                                 49,800           693,216
Array BioPharma, Inc. (a)                                                                                  62,430           531,904
ArthroCare Corp. (a)(b)                                                                                    29,690         1,391,273
Centene Corp. (a)(b)                                                                                       29,600           486,624
Community Health Systems, Inc. (a)                                                                         29,700         1,109,295
Conor Medsystems, Inc. (a)                                                                                  6,500           153,205
Covance, Inc. (a)(b)                                                                                       24,190         1,605,732
Cytyc Corp. (a)                                                                                            48,900         1,197,072
DJO, Inc. (a)                                                                                              27,010         1,121,725
Eclipsys Corp. (a)(b)                                                                                      48,700           872,217
Emdeon Corp. (a)                                                                                          129,000         1,510,590
Enzon Pharmaceuticals, Inc. (a)(b)                                                                         95,970           791,753
Fisher Scientific International                                                                            25,300         1,979,472
Foxhollow Technologies, Inc. (a)(b)                                                                        35,800         1,224,002
Haemonetics Corp. (a)                                                                                      25,210         1,179,828
Home Diagnostics, Inc. (a)(b)                                                                              64,490           844,174
Integra LifeSciences Holdings (a)(b)                                                                       31,410         1,177,247
InterMune, Inc. (a)(b)                                                                                     59,300           973,706
Medarex, Inc. (a)                                                                                          62,150           667,491
Merit Medical Systems, Inc. (a)                                                                            60,390           820,096
Natus Medical, Inc. (a)(b)                                                                                 86,760         1,184,274
PDL BioPharma, Inc. (a)(b)                                                                                 30,080           577,536

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Health Care (continued)
Pediatrix Medical Group, Inc. (a)                                                                          17,700   $       807,120
PerkinElmer, Inc.                                                                                          60,160         1,138,829
Respironics, Inc. (a)                                                                                      79,868         3,083,703
Rigel Pharmaceuticals, Inc. (a)                                                                            64,270           660,053
Thoratec Corp. (a)(b)                                                                                      62,090           969,225
Triad Hospitals (a)(b)                                                                                     18,150           799,145
VCA Antech, Inc. (a)                                                                                       38,800         1,399,128
Vertex Pharmaceuticals, Inc. (a)(b)                                                                        17,750           597,288
Viasys Healthcare, Inc. (a)                                                                                65,040         1,771,690
Wellcare Group, Inc. (a)                                                                                    8,480           480,222
                                                                                                                    ---------------
                                                                                                                         35,903,926
                                                                                                                    ---------------

Industrials--15.7%
AAR Corp. (a)                                                                                              32,300           770,032
Alaska Air Group, Inc. (a)                                                                                 43,180         1,642,567
Bucyrus International, Inc., Class A                                                                       18,750           795,375
Central Parking Corp. (b)                                                                                  49,130           810,645
CIRCOR International, Inc.                                                                                 28,940           884,117
Copart, Inc. (a)                                                                                           32,940           928,579
Global Cash Access, Inc. (a)                                                                               94,030         1,418,913
Hub Group, Inc., Class A Shares (a)                                                                        60,170         1,370,673
Huron Consulting Group, Inc. (a)                                                                           22,041           864,007
Interline Brands, Inc. (a)(b)                                                                              31,580           779,394
Kennametal, Inc.                                                                                           14,990           849,184
MSC Industrial Direct Co., Inc.                                                                            28,050         1,142,757
Navigant Consulting, Inc. (a)(b)                                                                           40,380           810,023
Pacer International, Inc.                                                                                  44,920         1,246,979
Quanta Services, Inc. (a)(b)                                                                              104,930         1,769,120
Robbins & Myers, Inc.                                                                                      41,310         1,277,305
School Specialty, Inc. (a)(b)                                                                              41,590         1,467,711
Stericycle, Inc. (a)                                                                                       13,300           928,207
Team, Inc. (a)(b)                                                                                          31,769           796,131
UAP Holding Corp. (b)                                                                                      56,600         1,209,542
UTI Worldwide, Inc.                                                                                        25,000           699,250
Washington Group International, Inc. (a)                                                                   45,840         2,698,142
                                                                                                                    ---------------
                                                                                                                         25,158,653
                                                                                                                    ---------------

Information Technology--21.6%
24/7 Real Media, Inc. (a)(b)                                                                              309,720         2,645,009
AMIS Holdings, Inc. (a)(b)                                                                                122,400         1,161,576
Ariba, Inc. (a)                                                                                            27,300           204,477
Arris Group, Inc. (a)                                                                                      68,750           787,875

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Information Technology (continued)
Art Technology Group, Inc. (a)(b)                                                                         443,640   $     1,135,718
BEA Systems, Inc. (a)                                                                                      61,120           929,024
Brocade Communications Systems, Inc. (a)                                                                  237,200         1,674,632
Cymer, Inc. (a)                                                                                            28,500         1,251,435
DSP Group, Inc. (a)                                                                                        46,170         1,054,985
Exar Corp. (a)                                                                                             62,930           836,340
Forrester Research, Inc. (a)                                                                               27,410           721,157
Ikanos Communications, Inc. (a)                                                                            63,560           748,101
Informatica Corp. (a)                                                                                      64,960           882,806
ManTech International Corp., Class A (a)                                                                   41,740         1,377,837
Micrel Inc. (a)                                                                                            65,100           624,309
Net Gear Inc. (a)                                                                                          39,320           809,599
NIC, Inc. (a)(b)                                                                                          133,930           689,740
Online Resources Corp. (a)(b)                                                                              75,130           920,343
Palm, Inc. (a)(b)                                                                                           3,700            53,872
Polycom, Inc. (a)                                                                                          67,570         1,657,492
Progress Software Corp. (a)                                                                                19,480           506,480
Rackable Systems, Inc. (a)                                                                                 40,520         1,109,032
Radyne Corp. (a)                                                                                           75,530           924,487
Rudolph Technologies, Inc. (a)                                                                             89,660         1,643,468
S1 Corp. (a)                                                                                              100,790           464,642
Silicon Image, Inc. (a)                                                                                    64,990           826,673
Smart Modular Technologies, Inc. (a)                                                                       96,590           963,002
Supertex, Inc. (a)(b)                                                                                      44,120         1,714,944
Tektronix, Inc.                                                                                            28,550           825,952
Tessera Technologies, Inc. (a)                                                                             32,320         1,124,090
The Knot, Inc. (a)                                                                                         40,910           905,338
The Ultimate Software Group, Inc. (a)                                                                      37,510           882,610
ValueClick, Inc. (a)(b)                                                                                    52,050           965,007
Verisign, Inc. (a)                                                                                         48,450           978,690
Wright Express Corp. (a)                                                                                   31,160           749,710
                                                                                                                    ---------------
                                                                                                                         34,750,452
                                                                                                                    ---------------

Materials--1.7%
Hecla Mining Co. (a)(b)                                                                                   217,280         1,247,187
Kinross Gold Corp. (a)                                                                                     55,940           700,369
Pan American Silver Corp. (a)                                                                              41,410           809,150
                                                                                                                    ---------------
                                                                                                                          2,756,706
                                                                                                                    ---------------
TOTAL EQUITIES (Cost $130,500,250)                                                                                      148,778,472
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                           Par            Value
Security                                                                          Rate     Maturity       Value         (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.3%

U.S. Government--0.3%
U.S. Treasury Bill (c)(d) (Cost $415,796)                                         4.80%   12/14/2006      420,000   $       415,796
                                                                                                                    ---------------

INVESTMENT OF CASH COLLATERAL--15.8%                                                                     Shares
                                                                                                       ----------
BlackRock Cash Strategies L.L.C. (c)
   (Cost $25,440,703)                                                             5.35%                25,440,703        25,440,703
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS--(Cost $156,356,749)                                                                     174,634,971
                                                                                                                    ---------------
AFFILIATED INVESTMENTS--4.2%
Dreyfus Institutional Preferred Plus Money Market Fund (e)(f) (Cost 6,700,386)    5.32%                 6,700,386         6,700,386
                                                                                                                    ---------------

TOTAL INVESTMENTS--112.9% (Cost $163,057,135)                                                                           181,335,357
                                                                                                                    ---------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(12.9)%                                                                          (20,783,283)
                                                                                                                    ---------------

NET ASSETS--100%                                                                                                    $   160,552,074
                                                                                                                    ===============

Notes to Schedule of Investments:

ADR--American Depositary Receipt

(a)   Non-income producing security

(b)   Security, or a portion of thereof, was on loan at September 30, 2006.

(c)   Rate noted is yield to maturity.

(d) Denotes all or part of security segregated as collateral for futures transactions.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

At September 30, 2006 the Portfolio held the following futures contracts:

                                                                                Underlying Face    Unrealized
Contract                                        Position    Expiration Date     Amount at Value       Loss
--------------------------------------------------------------------------------------------------------------
Russell 2000 Index (22 Contracts)                 Long        12/14/2006           8,119,500       $  (66,499)
                                                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in securities, at value (Note 1A)
     (including securities on loan, valued at $24,312,037 (Note 7)):
        Unaffiliated investments (cost $156,356,749)                                                   $ 174,634,971
        Affiliated investments (Note 1F) (cost $6,700,386)                                                 6,700,386
   Cash                                                                                                    1,708,292
   Receivable for investments sold                                                                         8,501,578
   Interest and dividends receivable                                                                          58,525
   Receivable for Fund shares sold                                                                           125,274
   Prepaid expenses                                                                                           18,903
                                                                                                       -------------
      Total assets                                                                                       191,747,929

Liabilities
   Collateral for securities on loan (Note 7)                                         $  25,440,703
   Payable for investments purchased                                                      5,493,590
   Payable for Fund shares redeemed                                                         106,301
   Payable for variation margin on open futures contracts (Note 6)                           99,167
   Accrued professional fees                                                                 20,798
   Accrued administrator services fee (Note 2)                                               15,222
   Accrued accounting, custody, administration and transfer agent fees (Note 2)              11,552
   Accrued trustees' fees and expenses (Note 2)                                               3,759
   Accrued shareholder reporting fee (Note 2)                                                 1,422
   Accrued chief compliance officer fee (Note 2)                                                339
   Other accrued expenses and liabilities                                                     3,002
                                                                                      -------------
      Total liabilities                                                                                   31,195,855
                                                                                                       -------------
Net Assets                                                                                             $ 160,552,074
                                                                                                       =============
Net Assets consist of:
   Paid-in capital                                                                                     $ 116,306,620
   Accumulated net realized gain                                                                          26,033,731
   Net unrealized appreciation                                                                            18,211,723
                                                                                                       -------------
Total Net Assets                                                                                       $ 160,552,074
                                                                                                       =============
Shares of beneficial interest outstanding                                                                  3,798,537
                                                                                                       =============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                     $       42.27
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income                                                                                     $     750,097
   Dividend income from affiliated investments (Note 1F)                                                     379,768
   Interest income                                                                                            13,261
   Securities lending income (Note 7)                                                                        177,831
                                                                                                       -------------
      Total investment income                                                                              1,320,957

Expenses
   Investment advisory fee (Note 2)                                                   $   1,299,734
   Accounting, custody, administration and transfer agent fees
     (Note 2)                                                                               135,530
   Administrative service fee (Note 2)                                                       63,002
   Professional fees                                                                         40,317
   Registration fees                                                                         25,129
   Trustees' fees and expenses (Note 2)                                                      20,133
   Insurance expense                                                                         10,988
   Miscellaneous expenses                                                                    17,164
                                                                                      -------------
      Net Expenses                                                                                         1,611,997
                                                                                                       -------------
         Net investment loss                                                                                (291,040)
                                                                                                       -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                        28,436,097
      Financial futures transactions                                                         71,459
                                                                                      -------------
         Net realized gain (loss)                                                                         28,507,556
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                       (15,318,234)
      Financial futures contracts                                                           (94,318)
                                                                                      -------------
         Change in net unrealized appreciation (depreciation)                                            (15,412,552)
                                                                                                       -------------
   Net realized and unrealized gain (loss)                                                                13,095,004
                                                                                                       =============
Net Increase in Net Assets from Operations                                                             $  12,803,964
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               For the            For the
                                                                                             Year Ended          Year Ended
                                                                                         September 30, 2006  September 30, 2005
                                                                                         ------------------  ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                            $      (291,040)    $    (359,910)
   Net realized gain (loss)                                                                     28,507,556        12,323,359
   Change in net unrealized appreciation (depreciation)                                        (15,412,552)       15,670,893
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from investment operations                             12,803,964        27,634,342
                                                                                           ---------------     -------------

Distributions to Shareholders (Note 1C)
   From net realized gains on investments                                                      (11,653,235)               --
                                                                                           ---------------     -------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                             25,431,734        28,290,912
   Value of shares issued to shareholders in reinvestment of distributions                       9,807,382                --
   Cost of shares redeemed                                                                     (35,872,639)      (16,262,336)
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from Fund share transactions                             (633,523)       12,028,576
                                                                                           ---------------     -------------
Total Increase (Decrease) in Net Assets                                                            517,206        39,662,918
   Net Assets
   At beginning of year                                                                        160,034,868       120,371,950
                                                                                           ---------------     -------------
   At end of year (including Accumulated net
      investment income of $0 and $82)                                                     $   160,552,074     $ 160,034,868
                                                                                           ===============     =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  Year Ended September 30,
                                                             ------------------------------------------------------------------
                                                                2006        2005          2004         2003            2002
                                                             ---------    ---------    ---------     ---------      -----------
Net Asset Value, Beginning of Year                           $   42.35    $   34.71    $   29.58     $   22.53      $     26.23
                                                             ---------    ---------    ---------     ---------      -----------

From Operations:
   Net investment income (loss)* (a)                             (0.08)       (0.10)       (0.24)        (0.11)           (0.13)
   Net realized and unrealized gains (loss) on investments        3.08         7.74         5.37(b)       7.16(b)         (3.57)(b)
                                                             ---------    ---------    ---------     ---------      -----------
Total from operations                                             3.00         7.64         5.13          7.05            (3.70)
                                                             ---------    ---------    ---------     ---------      -----------
Less Distributions to Shareholders:
   From net realized gains on investments                        (3.08)          --           --            --               --
                                                             ---------    ---------    ---------     ---------      -----------
Total distributions to shareholders                              (3.08)          --           --            --               --
                                                             ---------    ---------    ---------     ---------      -----------
Net Asset Value, End of Period                               $   42.27    $   42.35    $   34.71     $   29.58      $     22.53
                                                             =========    =========    =========     =========      ===========
Total Return                                                      7.49%       22.01%       17.34%        31.29%(c)       (14.11)%(c)
Ratios/Supplemental data:
   Expenses (to average daily net assets)*                        0.99%        0.99%        1.03%         1.00%            1.00%
   Net Investment Income (Loss)
      (to average daily net assets)*                             (0.18)%      (0.26)%      (0.71)%       (0.43)%          (0.47)%
   Portfolio Turnover                                              169%         137%         150%          252%             241%
   Net Assets, End of Period (000's omitted)                 $ 160,552    $ 160,035    $ 120,372     $ 106,718      $    82,469

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income (loss) per share (a)                   N/A          N/A          N/A    $   (0.13)   $     (0.15)
      Ratios (to average daily net assets):
         Expenses                                                  N/A          N/A          N/A         1.07%          1.08%
         Net investment income (loss)                              N/A          N/A          N/A        (0.50)%        (0.55)%

(a)   Calculated based on average shares outstanding.

(b) Amounts includes litigation proceeds received by the Portfolio of $0.03 for the period ended September 30, 2004, $0.01 for the year ended September 30, 2003 and $0.02 for the year ended September 30, 2002.

(c)   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Tax-Sensitive Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to maximize after-tax total return, consisting of long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small capitalization U.S. companies. The Fund may also invest in equity index futures contracts based primarily upon the Russell 2000 Index.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and the timing of recognition of realized and unrealized gains or losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

      H. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $11,514 for the year ended September 30, 2006.

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $124,016 for the year ended September 30, 2006.

      The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $76,403, for the year ended September 30, 2006. See Note 7 for further details.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,135. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $1,422 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $63,002 for fees payable to Mellon Private Wealth Management.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                      Purchases         Sales
                                                    -------------   ------------
      Investments (non-U.S. Government Securities)  $ 261,648,097   $275,100,343
                                                    =============   ============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                              For the             For the
                                                            Year Ended           Year Ended
                                                        September 30, 2006   September 30, 2005
                                                        ------------------   ------------------
      Shares sold                                               604,209              734,506
      Shares issued to shareholders
         in reinvestment of distributions                       244,757                   --
      Shares redeemed                                          (829,484)            (423,368)
                                                           ------------         ------------
      Net increase (decrease)                                    19,482              311,138
                                                           ============         ============

      At September 30, 2006, one shareholder of record held approximately 66% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $743 in redemption fees.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Federal Taxes:

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006, were as follows:

         Cost for federal income tax purposes              $163,823,963
                                                           ------------
         Gross unrealized appreciation                     $ 20,650,955
         Gross unrealized depreciation                       (3,139,561)
                                                           ------------
         Net unrealized appreciation (depreciation)        $ 17,511,394
                                                           ============

         Undistributed ordinary income                        8,482,851
         Undistributed capital gains                         18,251,209
                                                           ------------
         Total distributable earnings                      $ 44,245,454
                                                           ============

      Tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:

                                                              2006               2005
                                                         -------------      -------------
         Ordinary income                                     2,298,653                 --
         Long-Term Capital Gains                             9,354,582                 --
                                                         -------------      -------------
         Total Distributions                             $  11,653,235                 --
                                                         =============      =============

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following financial instruments with off-balance sheet risk:

      Futures contracts

      The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Fund held open financial futures contracts. See Schedule of Investments for further details.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Fund loaned securities during the year ended September 30, 2006 and earned interest on the invested collateral of $896,124 of which $718,293 was rebated to borrowers or paid in fees. At September 30, 2006, the Fund had securities valued at $24,312,037 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each fund/portfolio to borrow, in the aggregate, up to $35 million. Interest is charged to each participating fund/portfolio based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds/portfolios at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Fund was $2,048.

      During the year ended September 30, 2006, the Fund did not borrow from the line of credit.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Tax-Sensitive Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Tax-Sensitive Equity Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                          Number of                      Trustee
                                                                        Principal       Portfolios in      Other       Remuneration
Name                                              Term of Office      Occupation(s)      Fund Complex  Directorships  (period ended
Address, and                      Position(s)      and Length of       During Past       Overseen by      Held by     September 30,
Date of Birth                   Held with Trust     Time Served          5 Years           Trustee        Trustee         2006)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman Emeritus,         32            None           $3,788
c/o Decision Resources, Inc.                      11/3/1986       Decision Resources,
260 Charles Street                                                Inc. ("DRI")
Waltham, MA 02453                                                 (biotechnology
9/30/40                                                           research and
                                                                  consulting firm);
                                                                  formerly Chairman of
                                                                  the Board and Chief
                                                                  Executive Officer,
                                                                  DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex             32            None           $4,077
c/o Essex Street Associates                       11/3/1986       Street Associates
P.O. Box 5600                                                     (family investment
Beverly, MA 01915                                                 trust office)
11/14/43

Benjamin M. Friedman               Trustee        Trustee since   William Joseph             32            None           $3,788
c/o Harvard University                            9/13/1989       Maier, Professor of
Littauer Center 127                                               Political Economy,
Cambridge, MA 02138                                               Harvard University
8/5/44

John H. Hewitt                     Trustee        Trustee since   Trustee, Mertens           32            None           $3,788
P.O. Box 2333                                     11/3/1986       House, Inc.
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and Chief        32            None             $0
The Boston Company                and Chief                       Operating Officer of
Asset Management, LLC         Executive Officer                   The Boston Company
One Boston Place                                                  Asset Management,
Boston, MA 02108                                                  LLC; formerly Senior
7/24/65                                                           Vice President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and Chief
                                                                  Financial Officer,
                                                                  MAM

Principal Officers who are Not Trustees

Name                                          Term of Office
Address, and                 Position(s)       and Length of                    Principal Occupation(s)
Date of Birth              Held with Trust      Time Served                       During Past 5 Years
----------------------------------------------------------------------------------------------------------------------
Barbara A. McCann          Vice President     Since 2003        Senior Vice President and Head of Operations,
Mellon Asset Management     and Secretary                       Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson         Vice President     Vice President    Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management     and Treasurer     since 1999;       Asset Management; formerly Assistant Vice President
One Boston Place                              Treasurer         and Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                              since 2002        Management Company, LLC
7/14/65

Denise B. Kneeland         Assistant Vice     Since 1996        Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management       President                         Mellon Asset Management; formerly Vice President and
One Boston Place                                                Manager, Mutual Fund Operations, Standish Mellon Asset
Boston, MA 02108                                                Management Company, LLC
8/19/51

Cara E. Hultgren           Assistant Vice     Since 2001        Assistant Vice President and Manager of Compliance,
Mellon Asset Management       President                         Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                                Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                Representative, Standish Mellon Asset Management
1/19/71                                                         Company, LLC

Mary T. Lomasney                Chief         Since 2005        First Vice President, Mellon Asset Management and
Mellon Asset Management      Compliance                         Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place               Officer                          L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                          President, State Street Research & Management Company
                                                                ("SSRM"), and Vice President, SSRM

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

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

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

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6938AR0906

                                              [LOGO] Mellon
                                                     --------------------------
                                                     Mellon Institutional Funds

Annual Report                           The Boston Company
                                        International Small Cap Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

For the year ended September 30, 2006, the Fund had a total return of 23.7% compared to a return of 22.5% for the Fund's benchmark, the S&P Citigroup EMI ex-U.S. Index. During this period, international small cap stocks continued to post strong returns versus their larger cap and U.S. peers. It has been nearly seven years of a bull market in non-U.S. small caps relative to domestic issues, and as the Fund's fiscal year came to a close, the slightest hints of a relative downturn began to emerge.

The 12-month period ended September 30, 2006 was, generally speaking, fairly uneventful as the markets drifted higher in a consistent fashion. The one major exception was the mid-May to mid-June period when the markets hit a "pocket of turbulence," the S&P Citigroup EMI ex-U.S. Index fell nearly 20% in four weeks. However, by the end of June the markets had recovered sufficiently to end the second quarter roughly where they began.

In many ways the strong returns were surprising, given consistent rate hikes by the U.S. Federal Reserve, oil prices that were at all-time highs for much of the period, a noticeable weakening in the housing market in the U.S., and geopolitical events in the Middle East, Iraq, North Korea and elsewhere. Investors generally ignored these issues, or at least looked far enough into the future to see them reversing. Events that seemed to bolster investor confidence included moderate economic growth rates in many regions, a reduction in inflation fears by the end of the period, corporate profits that showed remarkable resilience, and a tremendous amount of M&A activity (both real and rumored).

The strong returns over the period were broad-based with all countries and all sectors ending the year in positive territory. Of the 12 countries that have more than a 2% weighting in the benchmark, Sweden was the best performing country with a 42% return, and Japan was the worst performing country gaining only 3.6% (despite a very strong end to 2005). Energy was the worst performing sector gaining just 6.5% on concerns that the price of crude oil was unsustainably high -- fears that are beginning to be realized in the market as this report goes to press. The Materials sector was the best performing sector posting a 33% gain, as demand for raw materials continued to outstrip supply, and M&A activity within the steel industry was particularly strong.

The Fund's relative outperformance to its benchmark was, as always, attributable to stock selection -- not country or sector allocation. Stock selection resulted in positive performance in 13 of the 22 countries in which the Fund invested, and in seven of the 10 economic sectors. Adding the most value was selection in Japan where the Fund's holdings gained 10% compared to the benchmark's 3.6% gain. The U.K. was also a major source of value added as the Fund had a positive spread of 8% over the benchmark. From the sector perspective, the Fund had its best results in Consumer Staples with a nearly 30% spread over the benchmark. These outstanding results were partially offset by weak stock selection in Singapore, where the Fund lost money despite the benchmark's Singapore component posting a 31% gain, and in Information Technology, where the Fund's holdings trailed the benchmark's gains by 5%.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Looking toward the future we expect more periods of volatility like this year's mid-year experience. However, over the intermediate- to long- term we expect the markets to produce modestly positive returns. The global economy is in generally good shape. Inflation appears to be contained with a few exceptions. Interest rates should continue to trade in a range that is low by historical standards. Corporate balance sheets are in very good shape. Liquidity is ample. Valuations by our measures are well within a range of reasonableness.

Regardless of the environment, over the next 12 months the Fund will continue to seek to invest in stocks which combine better than peer-group business momentum and better than peer-group valuation characteristics. This is the time-tested philosophy the Fund has followed since inception, and we believe this methodology will continue to produce attractive long-term results for shareholders.

/s/ Daniel B. LeVan                                 /s/ John W. Evers

Daniel B. LeVan                                     John W. Evers

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company International Small Cap Fund and the S&P/CitiGroup EMI ex-US Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                                  Since
                                                                Inception
            1 Year      3 Years      5 Years      10 Years      1/2/1996*
--------------------------------------------------------------------------------
Fund        23.72%       32.25%       27.18%       17.17%        17.75%

*     Combined LP & MF Performance

**    Source: Bloomberg Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                       Expenses Paid
                                  Beginning           Ending           During Period+
                                Account Value     Account Value       April 1, 2006 to
                                April 1, 2006   September 30, 2006   September 30, 2006
---------------------------------------------------------------------------------------
Actual                          $    1,000.00      $   1,005.80          $  5.58
Hypothetical (5% return
  per year before expenses)     $    1,000.00      $   1,019.50          $  5.62

----------
+ Expenses are equal to the Fund's annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Percentage of
Top Ten Holdings*                             Country                   Sector    Investments
----------------------------------------------------------------------------------------------
Inmet Mining Corp.                             Canada                Materials       1.3%
Mitsubishi Gas Chemical Co., Inc.               Japan                Materials       1.2
Oxiana Ltd.                                 Australia                Materials       1.0
C & C Group PLC                               Ireland         Consumer Staples       1.0
Vallourec SA                                   France                Materials       0.9
China Overseas Land & Investment Ltd.       Hong Kong               Financials       0.9
Continental AG                                Germany   Consumer Discretionary       0.8
Natexis Banques Populaires                     France               Financials       0.8
IPSCO, Inc.                                    Canada                Materials       0.8
Euler Hermes SA                                France               Financials       0.8
                                                                                     ---
                                                                                     9.5%

*     Excludes short-term securities and cash collateral investments.

                                            Percentage of
Geographic Region Allocation*                Investments
---------------------------------------------------------
Europe ex U.K.                                  49.2%
U.K.                                            19.0
Asia ex Japan                                    7.7
Japan                                           18.4
Americas ex U.S.                                 5.7
                                               -----
                                               100.0%

*     Excludes short-term securities and cash collateral investments.

The Boston Company International Small Cap Fund invests in an interest of The Boston Company International Small Cap Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in The Boston Company International Small Cap Portfolio ("Portfolio"),
     at value (Note 1A)                                                                                       $ 758,169,037
   Receivable for Fund shares sold                                                                                  522,136
   Receivable from Investment Advisor                                                                                61,200
   Prepaid expenses                                                                                                  21,417
                                                                                                              -------------
     Total assets                                                                                               758,773,790
Liabilities
   Payable for Fund shares redeemed                                                        $        28,671
   Accrued administrative service fees (Note 2)                                                     25,451
   Accrued professional fees                                                                        13,303
   Accrued transfer agent fees (Note 2)                                                              9,214
   Accrued shareholder reporting fee (Note 2)                                                        1,335
   Accrued trustees' fees (Note 2)                                                                     500
   Accrued chief compliance officer fee (Note 2)                                                       334
   Other accrued expenses and liabilities                                                            4,443
                                                                                           ---------------
     Total liabilities                                                                                               83,251
                                                                                                              -------------
Net Assets                                                                                                    $ 758,690,539
                                                                                                              =============

Net Assets consist of:
   Paid-in capital                                                                                            $ 507,376,200
   Accumulated net realized gain                                                                                 68,537,140
   Distributions in excess of net investment income                                                                 (53,607)
   Net unrealized appreciation                                                                                  182,830,806
                                                                                                              -------------
Total Net Assets                                                                                              $ 758,690,539
                                                                                                              =============
Shares of beneficial interest outstanding                                                                        31,569,711
                                                                                                              =============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                             $       24.03
                                                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio (net foreign witholding taxes $1,227,335)                         $  12,441,790
   Interest and security lending income allocated from Portfolio                                                    333,607
   Expenses allocated from Portfolio                                                                             (7,244,063)
                                                                                                              -------------
     Net investment income (loss) allocated from Portfolio                                                        5,531,334

Expenses
   Administrative service fee (Note 2)                                                     $        57,752
   Professional fees                                                                                48,803
   Registration fees                                                                                43,837
   Transfer agent fees (Note 2)                                                                     40,846
   Insurance expense                                                                                 2,352
   Trustees' fees (Note 2)                                                                           2,000
   Miscellaneous expenses                                                                           38,763
                                                                                           ---------------
     Total expenses                                                                                                 234,353
                                                                                                              -------------
        Net investment income                                                                                     5,296,981
                                                                                                              -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
     Investment securities, futures transactions, foreign currency
       exchange transactions and forward currency transactions                                                   61,512,475
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
     Investments securities, futures contracts, foreign currency
       exchange translations and forward currency contracts                                                      63,997,049
                                                                                                              -------------
   Net realized and unrealized gain (loss) on investments                                                       125,509,524
                                                                                                              -------------
Net Increase in Net Assets from Operations                                                                    $ 130,806,505
                                                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    For the               For the
                                                                                   Year Ended            Year Ended
                                                                               September 30, 2006    September 30, 2005
                                                                               ------------------    ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                  $    5,296,981        $    4,484,816
   Net realized gain (loss)                                                          61,512,475            27,275,211
   Change in net unrealized appreciation (depreciation)                              63,997,049            86,395,650
                                                                                 --------------        --------------
   Net increase (decrease) in net assets from investment operations                 130,806,505           118,155,677
                                                                                 --------------        --------------

Distributions to Shareholders (Note 1C)
   From net investment income                                                        (5,719,295)           (3,076,387)
   From net realized gains on investments                                           (33,657,881)          (15,292,137)
                                                                                 --------------        --------------
   Total distributions to shareholders                                              (39,377,176)          (18,368,524)
                                                                                 --------------        --------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                 225,167,277           220,193,096
   Value of shares issued in reinvestment of distributions                           25,672,328            16,901,362
   Cost of shares redeemed                                                         (108,488,250)          (24,004,168)
                                                                                 --------------        --------------
   Net increase (decrease) in net assets from Fund share transactions               142,351,355           213,090,290
                                                                                 --------------        --------------

Total Increase (Decrease) in Net Assets                                             233,780,684           312,877,443

Net Assets
   At beginning of year                                                             524,909,855           212,032,412
                                                                                 --------------        --------------
   At end of year [including distributions in excess of net investment income of ($53,607) and undistributed net investment income
      of $1,355,309, respectively]                                               $  758,690,539        $  524,909,855
                                                                                 ==============        ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                              Year Ended September 30,
                                                   -----------------------------------------------------------------------------
                                                       2006            2005             2004           2003             2002
                                                   -----------     ------------     -----------    ------------     ------------
Net Asset Value, Beginning of Period               $     20.84     $      15.93     $     12.05    $       8.91     $       8.55
                                                   -----------     ------------     -----------    ------------     ------------

From Investment Operations:
   Net investment income* (a)                             0.18             0.23            0.14            0.10             0.09
   Net realized and unrealized gains (loss) on
     investments                                          4.52             5.86            3.86            3.13             0.38
                                                   -----------     ------------     -----------    ------------     ------------
Total from operations                                     4.70             6.09            4.00            3.23             0.47
                                                   -----------     ------------     -----------    ------------     ------------

Less Distributions to Shareholders:
   From net investment income                            (0.19)           (0.17)          (0.12)          (0.09)           (0.11)
   From net realized gains on investments                (1.32)           (1.01)
                                                   -----------     ------------     -----------    ------------     ------------
Total distributions to shareholders                      (1.51)           (1.18)          (0.12)          (0.09)           (0.11)
                                                   -----------     ------------     -----------    ------------     ------------

Net Asset Value, End of Period                     $     24.03     $      20.84     $     15.93    $      12.05     $       8.91
                                                   ===========     ============     ===========    ============     ============

Total Return                                             23.72%           40.20%          33.35%          36.47%(b)         5.39%(b)

Ratios/Supplemental data:
   Expenses (to average daily net assets)* (c)            1.11%            1.16%           1.27%           1.39%            1.25%
   Net Investment Income (to average daily net
     assets)*                                             0.79%            1.26%           0.99%           1.01%            0.96%
   Portfolio Turnover (d)                                  N/A              N/A             N/A              15%              69%
   Net Assets, End of Period (000's omitted)       $   758,691     $    524,910     $   212,032    $     89,570     $     33,770

----------
* The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income per share (a)                  N/A              N/A             N/A     $      0.08     $       0.04
      Ratios (to average daily net assets):
        Expenses (c)                                       N/A              N/A             N/A            1.65%            1.82%
        Net investment income                              N/A              N/A             N/A            0.75%            0.39%

(a)   Calculated based on average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Includes the Fund's share of the Portfolio's allocated expenses.

(d) Portfolio turnover represents activity while the Fund was investing directly in securities until January 23, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest of The Boston Company International Small Cap Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities in companies that are located in foreign countries represented in the S&P Citigroup EMI Ex-U.S. Index. The Portfolio may invest up to 25% of assets in emerging market countries. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006 the Fund owned 69% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      The Fund's investment in the portfolio is recorded on settlement date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $40,846 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,129. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $1,335 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $43,376 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006 aggregated $258,433,990 and $148,638,003, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              For the               For the
                                             Year Ended           Year Ended
                                         September 30, 2006   September 30, 2005
                                         ------------------   ------------------
      Shares sold                             9,977,957           12,160,695
      Shares issued to shareholders in
        reinvestment of distributions         1,232,495            1,026,030
      Shares redeemed                        (4,831,166)          (1,306,673)
                                             ----------           ----------
      Net increase                            6,379,286           11,880,052
                                             ==========           ==========

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At September 30, 2006, three shareholders of record held approximately 40% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $24,385 in redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings as of September 30, 2006, were as follows:

           Undistributed ordinary income             $  1,043,012
           Undistributed capital gain                  68,533,740
                                                     ------------
           Total distributable earnings              $ 69,576,752
                                                     ============

      Tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, was as follows:

                                             2006                 2005
                                         -----------          -----------
           Ordinary income               $14,680,095          $ 7,466,103
           Capital gains long-term        24,697,081           10,902,421
                                         -----------          -----------
           Total Distributions           $39,377,176          $18,368,524
                                         ===========          ===========

      See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Trust and Shareholders of The Boston Company International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Small Cap Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--100.0%

COMMON EQUITIES--96.7%

Australia--2.8%
Healthscope Ltd.                                                                                          971,600   $     3,425,611
Oil Search Ltd.                                                                                         1,609,800         4,055,814
Oxiana Ltd.                                                                                             5,216,500        11,276,299
Pacific Brands Ltd.                                                                                     1,488,600         2,807,294
Record Investments Ltd.                                                                                   952,100         7,551,158
United Group Ltd.                                                                                         109,181         1,155,646
                                                                                                                    ---------------
                                                                                                                         30,271,822
                                                                                                                    ---------------

Austria--1.1%
Andritz AG                                                                                                 20,200         3,081,316
Boehler-Uddeholm                                                                                          155,440         8,743,264
                                                                                                                    ---------------
                                                                                                                         11,824,580
                                                                                                                    ---------------

Belgium--2.2%
Delhaize Group                                                                                             90,400         7,594,052
Mobistar SA (a)                                                                                            79,200         6,557,792
NV Union Miniere SA                                                                                        43,760         6,475,412
Option NV (a)                                                                                             168,700         3,401,194
                                                                                                                    ---------------
                                                                                                                         24,028,450
                                                                                                                    ---------------

Canada--5.6%
Astral Media, Inc.                                                                                        151,900         5,470,249
Canaccord Captial, Inc.                                                                                   202,900         3,105,056
Ensign Resource Service Group, Inc.                                                                       353,100         5,861,827
Gildan Activewear, Inc. (a)                                                                               130,300         6,336,587
Inmet Mining Corp.                                                                                        370,700        14,019,851
IPSCO, Inc.                                                                                               102,600         8,896,469
Kingsway Financial Servises                                                                               210,300         4,780,401
Metro, Inc.                                                                                               112,100         3,370,825
Northbridge Financial                                                                                     110,600         2,999,087
Toromont Industries Ltd.                                                                                  142,900         2,973,353
Trican Well Service Ltd.                                                                                  214,000         3,606,247
                                                                                                                    ---------------
                                                                                                                         61,419,952
                                                                                                                    ---------------

Denmark--0.3%
East Asiatic Co., Ltd.                                                                                     73,600         3,455,458
                                                                                                                    ---------------

Finland--2.0%
Cargotec Corp.                                                                                             77,100         3,262,345
KCI Konecranes Oyj                                                                                        210,200         3,990,008
Outokumpu Oyj                                                                                             126,200         3,221,235
Rautaruukki Oyj                                                                                           270,800         7,777,430
Wartsila Oyj                                                                                               78,900         3,201,446
                                                                                                                    ---------------
                                                                                                                         21,452,464
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
France--8.1%
Alten (a)                                                                                                 136,220   $     4,318,174
Bacou Dalloz                                                                                               32,300         3,786,419
Ciments Francais                                                                                           29,950         4,750,873
CNP Assurances                                                                                             45,240         4,388,370
Compagnie Generale de Geophysique SA (a)(b)                                                                34,700         5,337,151
Euler Hermes SA                                                                                            73,860         8,794,156
Eutelsat Communications                                                                                   194,900         3,358,540
Iliad SA                                                                                                   92,000         6,614,395
Natexis Banques Populaires                                                                                 32,500         9,000,264
Nexans SA                                                                                                  71,230         6,191,411
Pierre & Vacances                                                                                          34,400         3,899,556
Pinguely-Haulotte                                                                                         174,900         4,526,391
Publicis Groupe                                                                                            77,500         3,052,266
Silicon-On-Insulator Technologies (SOITEC) (a)                                                            143,100         4,137,078
SR Teleperformance                                                                                         87,100         3,247,018
Vallourec SA                                                                                               40,650         9,478,978
Vinci SA                                                                                                   36,540         4,068,013
                                                                                                                    ---------------
                                                                                                                         88,949,053
                                                                                                                    ---------------

Germany--6.5%
Aareal Bank AG (a)                                                                                         94,700         4,200,384
Continental AG                                                                                             78,040         9,048,420
Deutsche Boerse AG                                                                                         56,970         8,567,422
Deutsche Euroshop AG                                                                                       45,800         3,174,927
Deutsche Postbank AG                                                                                       75,690         5,744,099
Hypo Real Estate Holding                                                                                   53,690         3,349,483
Lanxess (a)                                                                                                98,700         4,236,382
Leoni AG                                                                                                  114,490         3,992,266
Man AG                                                                                                     76,700         6,490,839
MPC Capital AG                                                                                             47,100         3,920,802
MTU Aero Engines Holding AG                                                                                89,800         3,355,643
Software AG                                                                                                80,160         4,907,318
Stada Arzneimittel AG                                                                                     120,960         6,179,571
Wincor Nixdorf AG                                                                                          28,220         4,102,516
                                                                                                                    ---------------
                                                                                                                         71,270,072
                                                                                                                    ---------------

Hong Kong--1.9%
China Overseas Land & Investment Ltd.                                                                  12,096,000         9,331,608
Hengan International Group Co., Ltd.                                                                    3,413,400         7,334,709
Wing Hang Bank Ltd.                                                                                       395,900         3,867,323
                                                                                                                    ---------------
                                                                                                                         20,533,640
                                                                                                                    ---------------

Ireland--2.1%
C & C Group PLC                                                                                           810,800        11,010,891
FBD Holdings PLC                                                                                           73,900         3,532,686

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Ireland (continued)
Grafton Group PLC (a)                                                                                     313,570   $     4,135,110
IAWS Group PLC                                                                                            216,300         4,015,289
                                                                                                                    ---------------
                                                                                                                         22,693,976
                                                                                                                    ---------------

Italy--4.9%
AEM Spa                                                                                                 1,787,700         4,828,292
Amplifon Spa                                                                                              388,500         3,064,084
Azimut Holding Spa                                                                                        287,400         3,279,809
Banca Popolare di Milano Scarl (BPM)                                                                      381,100         5,040,139
Banche Popolari Unite                                                                                     117,300         3,156,186
Banco Popolare di Verona e Novara                                                                         304,560         8,414,908
Credito Emiliano Spa                                                                                      411,300         5,841,118
Fondiaria-Sai Spa                                                                                         125,240         5,493,041
Milano Assicurazioni Spa                                                                                  736,550         5,449,571
Recordati Spa                                                                                             631,340         4,418,976
Terna Spa                                                                                               1,766,300         5,140,039
                                                                                                                    ---------------
                                                                                                                         54,126,163
                                                                                                                    ---------------

Japan--18.1%
Asahi Pretec Corp.                                                                                        211,500         4,879,667
Chiyoda Integre Co., Ltd.                                                                                 109,300         2,382,927
CKD Corp.                                                                                                 337,400         3,847,920
Comsys Holdings Corp.                                                                                     281,000         3,083,363
Creed Corp.                                                                                                   690         2,459,487
Dainippon Screen Manufacturing Co., Ltd.                                                                  498,900         4,536,607
Dainippon Sumitomo Pharma Co., Ltd.                                                                       309,000         3,712,395
EXEDY Corp.                                                                                               221,200         5,993,057
Fuji Machine Mfg. Co., Ltd.                                                                               152,100         2,916,828
Goldcrest Co., Ltd.                                                                                        76,500         4,151,765
Hitachi Construction Machinery Co., Ltd.                                                                  205,000         4,582,169
Hitachi High-Technologies Corp.                                                                           192,900         5,454,966
Izumi Co. Ltdronics, Inc.                                                                                 157,000         5,702,565
Japan Aviation Electronics Industry Ltd.                                                                  299,000         4,232,732
Joint Corp.                                                                                               193,800         6,629,007
Kansai Paint Co., Ltd.                                                                                    523,000         3,954,271
Katokichi Co., Ltd.                                                                                       444,100         3,628,452
Keihin Corp. (a)                                                                                          166,100         4,247,075
Kenedix, Inc.                                                                                               1,417         7,906,215
Kyowa Exeo Corp.                                                                                          501,000         5,234,392
Leopalace21 Corp.                                                                                         162,700         5,937,152
Makita Corp.                                                                                              127,500         3,745,872
Mitsubishi Gas Chemical Co., Inc.                                                                       1,157,400        12,572,553
Mori Seiki Co., Ltd.                                                                                      174,800         3,337,347
Nichirei Corp.                                                                                            578,000         3,048,802
Nippon Shokubai Ltd.                                                                                      501,000         6,065,786
Nippon System Development Co., Ltd.                                                                       189,400         7,713,267

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Japan (continued)
Nissin Kogyo Co., Ltd.                                                                                    318,400   $     7,116,891
NTN Corp.                                                                                                 437,000         3,455,745
Pacific Management Corp.                                                                                    1,730         4,101,262
Ricoh Leasing Co., Ltd.                                                                                   111,900         2,842,266
Ryohin Keikaku                                                                                             45,100         3,188,426
Sumisho Lease Co., Ltd.                                                                                   144,800         8,164,999
Suruga Bank Ltd.                                                                                          234,000         2,924,257
Taiyo Nippon Sanso Corp.                                                                                  442,000         3,753,501
Takeuchi MFG Co., Ltd.                                                                                     72,200         3,356,007
Tamron Co., Ltd.                                                                                          237,000         4,193,802
Toho Pharmaceutical Co., Ltd.                                                                             200,000         3,572,940
Tokyo Ohka Kogyo Co., Ltd.                                                                                 34,700           922,513
Toshiba Machine Co., Ltd.                                                                                 580,000         4,601,304
Tsumura & Co.                                                                                             185,000         4,276,099
Ulvac, Inc.                                                                                               120,500         4,233,977
Urban Corp.                                                                                               259,500         3,247,320
Yaskawa Electric Corp.                                                                                    302,000         2,966,049
                                                                                                                    ---------------
                                                                                                                        198,873,997
                                                                                                                    ---------------

Netherlands--3.8%
Aalberts Industries NV                                                                                     89,120         6,605,093
DSM NV                                                                                                    121,800         5,342,163
Fugro NV                                                                                                  170,900         7,200,981
Koninklijke BAM Groep NV                                                                                  340,150         6,012,464
SBM Offshore NV                                                                                           222,860         6,055,828
Univar NV                                                                                                 111,000         4,651,721
USG People NV                                                                                              88,500         6,188,823
                                                                                                                    ---------------
                                                                                                                         42,057,073
                                                                                                                    ---------------

Norway--1.8%
Aker Yards ASA                                                                                             69,700         5,343,289
Cermaq ASA                                                                                                305,700         3,280,948
Tandberg Television ASA (a)                                                                               370,100         3,013,141
TGS Nopec Geophysical Co. ASA (a)                                                                         497,300         7,872,532
                                                                                                                    ---------------
                                                                                                                         19,509,910
                                                                                                                    ---------------

Portugal--0.3%
Banco BPI SA                                                                                              435,650         3,248,137
                                                                                                                    ---------------

Singapore--0.6%
Singapore Petroleum Co., Ltd.                                                                             939,000         2,780,557
STATS ChipPAC Ltd. (a)                                                                                  6,087,000         3,739,179
                                                                                                                    ---------------
                                                                                                                          6,519,736
                                                                                                                    ---------------

South Korea--2.4%
Cheil Industries, Inc.                                                                                     84,900         3,684,865
Daegu Bank                                                                                                172,100         2,884,103
GS Engineering and Construction Corp.                                                                      69,200         4,843,561

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
South Korea (continued)
Hyundai Mipo Dockyard                                                                                      56,300   $     7,024,107
Pusan Bank                                                                                                333,900         4,130,503
Simm Tech Co., Ltd.                                                                                       290,900         3,260,245
                                                                                                                    ---------------
                                                                                                                         25,827,384
                                                                                                                    ---------------

Spain--4.1%
ACS Actividades                                                                                           184,670         8,757,642
Banco Pastor SA                                                                                           456,500         6,992,411
Banco Sabadell SA                                                                                         184,660         6,635,779
Enagas                                                                                                    210,790         5,107,754
Fadesa Immobiliaria SA                                                                                    150,960         6,709,176
Immobiliaria Urbis SA                                                                                     200,810         6,584,656
Sol Melia SA                                                                                              223,200         4,004,699
                                                                                                                    ---------------
                                                                                                                         44,792,117
                                                                                                                    ---------------

Sweden--2.8%
Elekta AB                                                                                                 195,100         3,675,504
Getinge AB                                                                                                186,400         3,409,818
Modern Times Group MTG AB                                                                                  67,800         3,507,918
Nobia AB                                                                                                  222,400         7,438,432
Oriflame Cosmetics SA                                                                                      97,500         3,234,383
Wihlborgs Fastigheter AB                                                                                  272,000         4,901,436
WM-data AB                                                                                              1,351,300         4,704,056
                                                                                                                    ---------------
                                                                                                                         30,871,547
                                                                                                                    ---------------

Switzerland--6.5%
Actelion Ltd. (a)                                                                                          47,500         6,815,564
Bank Sarasin & Cie AG                                                                                       1,160         3,423,498
Banque Cantonale Vaudoise (BCV)                                                                            12,800         5,144,365
Barry Callebaut AG (a)                                                                                     17,900         8,532,672
Galenica Holding AG                                                                                        14,500         3,766,196
Geberit AG                                                                                                  3,980         4,851,252
Georg Fischer AG (a)                                                                                       11,200         5,249,300
Kuoni Reisen Holding AG (a)                                                                                10,800         5,554,187
Phonak Holding AG                                                                                          80,200         5,073,838
Rieter Holding AG                                                                                          13,760         5,926,386
Sika AG (a)                                                                                                 6,600         8,314,005
Sulzer AG                                                                                                   6,600         5,260,258
Valora Holding AG                                                                                          15,600         3,630,809
                                                                                                                    ---------------
                                                                                                                         71,542,330
                                                                                                                    ---------------

United Kingdom--18.8%
Admiral Group PLC                                                                                         344,800         5,350,052
Amlin PLC                                                                                                 657,900         3,410,954
Barratt Developments PLC                                                                                  213,320         4,256,229
Bodycote International                                                                                    696,300         3,095,254
British Airways PLC (a)                                                                                   943,800         7,543,000
Burren Energy PLC                                                                                         289,900         4,566,028

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom (continued)
Cattles PLC                                                                                               733,900   $     5,216,400
Charter PLC (a)                                                                                           454,810         7,261,315
Chemring Group PLC                                                                                        190,100         5,337,153
Close Brothers Group PLC                                                                                  375,460         7,171,548
Cookson Group PLC                                                                                         557,900         5,925,957
Crest Nicholson                                                                                           435,100         4,413,922
Croda International PLC                                                                                   677,400         6,472,576
CSR PLC (a)                                                                                               292,900         4,621,502
Enterprise Inns PLC                                                                                       328,700         6,490,653
First Choice Holidays PLC                                                                               1,340,414         5,005,162
Greene King Plc                                                                                           407,223         6,882,660
IG Group Holdings PLC                                                                                     775,900         3,761,333
Inchcape PLC                                                                                              739,200         7,246,399
Informa PLC                                                                                               590,900         5,471,873
International Power PLC                                                                                 1,400,300         8,203,547
Kier Group PLC                                                                                            129,310         4,443,662
Michael Page International PLC                                                                            930,300         6,699,431
Morgan Sindall PLC                                                                                        263,300         5,701,911
Persimmon PLC                                                                                             182,810         4,578,174
Regus Group PLC (a)                                                                                     1,811,800         3,603,093
Restaurant Group PLC                                                                                    1,233,714         5,541,942
SIG PLC                                                                                                   287,030         5,270,266
Smith News PLC (a)                                                                                        459,690         1,034,633
Speedy Hire PLC                                                                                           324,630         5,702,420
Tate & Lyle PLC                                                                                           233,100         3,139,130
The Carphone Warehouse PLC                                                                                719,330         4,136,722
Tullow Oil PLC                                                                                            722,570         5,098,677
United Business Media PLC                                                                                 363,000         4,501,205
Vedanta Resources PLC                                                                                     272,000         5,920,861
Victrex PLC                                                                                               274,490         4,066,434
Viridian Group PLC                                                                                        161,065         3,228,694
WH Smith PLC (a)                                                                                          459,690         3,095,295
Wolfson Microelectronics PLC (a)                                                                          596,100         5,232,729
Wolverhampton & Dudley Brew PLC                                                                           166,200         4,479,502
WS Atkins PLC                                                                                             201,400         3,294,634
                                                                                                                    ---------------
                                                                                                                        206,472,932
                                                                                                                    ---------------
TOTAL COMMON EQUITIES (Cost $842,251,919)                                                                             1,059,740,793
                                                                                                                    ---------------

PREFERRED STOCKS--2.1%
Fresenius AG                                                                                               44,300         7,905,142
Henkel KGaA                                                                                                57,100         7,939,691
Hugo Boss AG                                                                                               92,000         3,966,304
ProSiebenSat.1 Media AG                                                                                   134,700         3,731,971
                                                                                                                    ---------------
TOTAL PREFERRED STOCKS (Cost $18,226,729)                                                                                23,543,108
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                             Par           Value
Security                                                                    Rate            Maturity         Value        (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.0%

U.S. Government--0.0%
U.S. Treasury Bill (c)(d) (Cost $430,645)                                   4.80%         12/14/2006    $    435,000  $      430,645
                                                                                                                      --------------

INVESTMENT OF CASH COLLATERAL--0.4%                                                                        Shares
                                                                                                        ------------
BlackRock Cash Strategies L.L.C. (e) (Cost $4,925,543)                      5.35%                          4,925,543       4,925,543
                                                                                                                      --------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $865,834,836)                                                                     1,088,640,089
                                                                                                                      --------------
AFFILIATED INVESTMENTS--0.8%
Dreyfus Institutional Preferred Plus Money Market Fund (e)(f)               5.32%                          8,662,088       8,662,088
                                                                                                                      --------------
  (Cost $8,662,088)

TOTAL INVESTMENTS--100.0% (Cost $874,496,924)                                                                          1,097,302,177

OTHER ASSETS, LESS LIABILITIES--0.0%                                                                                          21,580
                                                                                                                      --------------

NET ASSETS--100.0%                                                                                                    $1,097,323,757
                                                                                                                      ==============

Notes to Schedule of Investments:

(a)   Non-income producing security.

(b)   Security, or a portion of thereof, was on loan at September 30,2006.

(c) Denotes all or part of security segregated as collateral for futures transactions.

(d)   Rate noted is yield to maturity.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

At September 30, 2006, the Portfolio held the following forward foreign currency exchange contracts:

                                         Local
                                       Principal           Contract           Value at           USD Amount         Unrealized
Contracts to Receive                    Amount            Value Date     September 30, 2006      to Deliver            Gain
------------------------------------------------------------------------------------------------------------------------------
Australian Dollar                       930,000            10/3/2006          $694,358            $694,358            $  --
                                                                                                                      -----

                                                          Percentage of
     Economic Sector Allocation*                            Net Assets
     ------------------------------------------------------------------
     Consumer Discretionary                                   17.8%
     Consumer Staples                                          6.4
     Energy                                                    4.8
     Financials                                               21.5
     Health Care                                               5.4
     Industrials                                              20.2
     Information Technology                                    6.3
     Materials                                                12.4
     Telecommunication Services                                1.6
     Utilities                                                 2.4
     Short-term and Other Assets                               1.2
                                                             -----
                                                             100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (Note 1A) (including securities on loan, valued at
      $4,698,280 (Note 6))
      Unaffiliated issuers, at value (cost $865,834,836)                                                     $1,088,640,089
      Affiliated issuers, at value (Note 1H) (cost $8,662,088)                                                    8,662,088
   Cash                                                                                                           2,788,223
   Foreign currency, at value (identified cost, $4,120,004)                                                       4,106,089
   Receivable for investments sold                                                                                2,888,368
   Interest and dividends receivable                                                                              2,032,748
   Prepaid expenses                                                                                                  14,558
                                                                                                             --------------
      Total assets                                                                                            1,109,132,163
Liabilities
   Payable for investments purchased                                                       $     6,796,053
   Collateral for securities on loan (Note 7)                                                    4,925,543
   Accrued accounting, administration and custody fees (Note 2)                                     54,769
   Accrued professional fees                                                                        22,231
   Accrued trustees' fees and expenses (Note 2)                                                      7,891
   Other accrued expenses and liabilities                                                            1,919
                                                                                           ---------------
      Total liabilities                                                                                          11,808,406
                                                                                                             --------------
Net Assets (applicable to investors' beneficial interest)                                                    $1,097,323,757
                                                                                                             ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net of foreign withholding taxes of $1,794,225)                                           $  17,374,312
   Dividend income from affiliated investments (Note 1H)                                                            786,121
   Interest income                                                                                                  464,392
   Securitiy lending income (Note 6)                                                                                 11,878
                                                                                                              -------------
      Total investment Income                                                                                    18,636,703

Expenses
   Investment advisory fee (Note 2)                                                        $     9,659,458
   Accounting, administration and custody fees (Note 2)                                            633,462
   Professional fees                                                                                43,909
   Trustees' fees and expenses (Note 2)                                                             75,438
   Insurance expense                                                                                16,931
   Miscellaneous expenses                                                                           19,421
                                                                                           ---------------
      Total expenses                                                                                             10,448,619
                                                                                                              -------------
         Net investment income                                                                                    8,188,084
                                                                                                              -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                               87,176,452
      Financial futures transactions                                                             2,181,620
      Foreign currency transactions and forward currency exchange transactions                    (137,210)
                                                                                           ---------------
         Net realized gain (loss)                                                                                89,220,862
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                               90,754,811
      Financial futures contracts                                                                  (57,672)
      Foreign currency translations and forward currency exchange contracts                        202,475
                                                                                           ---------------
         Change in net unrealized appreciation (depreciation)                                                    90,899,614
                                                                                                              -------------
            Net realized and unrealized gain (loss)                                                             180,120,476
                                                                                                              -------------
Net Increase in Net Assets from Operations                                                                    $ 188,308,560
                                                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              For the            For the
                                                                                             Year Ended         Year Ended
                                                                                         September 30, 2006  September 30, 2005
                                                                                         ------------------  ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                            $     8,188,084     $   5,388,858
   Net realized gain (loss)                                                                     89,220,862        31,357,090
   Change in net unrealized appreciation (depreciation)                                         90,899,614        99,455,142
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from operations                                       188,308,560       136,201,090
                                                                                           ---------------     -------------
Capital Transactions
   Contributions                                                                               481,080,065       353,355,799
   Withdrawals                                                                                (229,295,440)      (51,694,287)
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from capital transactions                             251,784,625       301,661,512
                                                                                           ---------------     -------------
Total Increase (Decrease) in Net Assets                                                        440,093,185       437,862,602

Net Assets
   At beginning of year                                                                        657,230,572       219,367,970
                                                                                           ---------------     -------------
   At end of year                                                                          $ 1,097,323,757     $ 657,230,572
                                                                                           ===============     =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                   For the Period
                                                                                                  January 28, 2003
                                                                  Year Ended September 30,         (commencement
                                                          -----------------------------------    of operations) to
                                                              2006         2005        2004      September 30, 2003
                                                          ------------   ---------   --------    ------------------
Total Return (a)                                                23.75%      40.24%      33.42%        36.44%(b)(c)
Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                       1.08%       1.12%       1.20%         1.46%(d)
   Net Investment Income (to average daily net assets)*          0.85%       1.32%       1.06%         1.29%(d)
   Portfolio Turnover                                              65%         50%         72%           46%(c)
   Net Assets, End of Year (000's omitted)                $ 1,097,324    $657,231    $219,368       $89,545

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken the ratios would have been:

   Ratios (to average daily net assets):
        Expenses                                                  N/A         N/A         N/A          1.49%(d)
        Net investment income                                     N/A         N/A         N/A          1.26%(d)

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Not annualized.

(d)   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Citigroup Extended Market Ex-U.S. Index. The Portfolio may invest up to 25% of assets in emerging market countries.

      At September 30, 2006, there were two funds, The Boston Company International Small Cap Fund and Dreyfus Premier International Small Cap Fund invested in the Portfolio (the "Funds"). The value of the Funds' investment in the Portfolio reflects the Funds' proportionate interests in the net assets of the Portfolio. At September 30, 2006, The Boston Company International Small Cap Fund and the Dreyfus Premier International Small Cap Fund held 69% and 31% interests in the Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities.Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.

      Because foreign markets may be open at different times than the New York Stock Exchange ("NYSE"), the value of the Portfolio's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

      If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) the Portfolio may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time by the Trustees and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Portfolio to a significant extent.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      C. Income taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Foreign currency transactions

      The Portfolio maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Foreign Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      I. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Portfolio's average daily net assets.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Portfolio was charged $633,462 for the year ended September 30, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $5,657, for the year ended September 30, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                      Purchases        Sales
                                                    -------------  -------------
      Investments (non-U.S. Government Securities)  $ 864,334,515  $ 603,065,677
                                                    =============  =============

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

           Cost for federal income tax purposes         $ 874,501,379
                                                        =============
           Gross Unrealized appreciation                $ 242,792,887
           Gross Unrealized depreciation                  (19,992,089)
                                                        -------------
           Net unrealized appreciation (depreciation)   $ 222,800,798
                                                        =============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2006, the Portfolio held foreign currency exchange contracts. See Schedule of Investments for further details.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio did not hold financial futures contracts.

(6)   Security Lending

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the year ended September 30, 2006 and earned interest on the invested collateral of $85,055 of which $73,177 was rebated to borrowers or paid in fees. At September 30, 2006, the Portfolio had securities valued at $4,698,280 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $9,989.

      For the year ended September 30, 2006, the Portfolio had average borrowings outstanding of $2,603,000 on a total of two days and incurred $763 of interest.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Shareholders of The Boston Company International Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Small Cap Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from January 28, 2003 (commencement of operations) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                      Number of                        Trustee
                                                                      Principal     Portfolios in      Other         Remuneration
Name                                              Term of Office    Occupation(s)   Fund Complex   Directorships    (period ended
Address, and                      Position(s)      and Length of     During Past     Overseen by      Held by       September 30,
Date of Birth                   Held with Trust    Time Served         5 Years         Trustee        Trustee           2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman               32            None           Fund: $500
c/o Decision Resources, Inc.                      11/3/1986       Emeritus,                                       Portfolio: $9,101
260 Charles Street                                                Decision
Waltham, MA 02453                                                 Resources, Inc.
9/30/40                                                           ("DRI")
                                                                  (biotechnology
                                                                  research and
                                                                  consulting
                                                                  firm);
                                                                  formerly
                                                                  Chairman of the
                                                                  Board and Chief
                                                                  Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex         32            None           Fund: $500
c/o Essex Street Associates                       11/3/1986       Street                                          Portfolio: $10,367
P.O. Box 5600                                                     Associates
Beverly, MA 01915                                                 (family
11/14/43                                                          investment
                                                                  trust office)

Benjamin M. Friedman               Trustee        Trustee since   William Joseph         32            None           Fund: $500
c/o Harvard University                            9/13/1989       Maier, Professor                                Portfolio: $9,101
Littauer Center 127                                               of Political
Cambridge, MA 02138                                               Economy, Harvard
8/5/44                                                            University

John H. Hewitt                     Trustee        Trustee since   Trustee, Mertens       32            None           Fund: $500
P.O. Box 2333                                     11/3/1986       House, Inc.                                     Portfolio: $9,101
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and          32            None               $0
The Boston Company                and Chief                       Chief Operating
Asset Management, LLC         Executive Officer                   Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset
7/24/65                                                           Management, LLC;
                                                                  formerly Senior
                                                                  Vice President
                                                                  and Chief
                                                                  Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and
                                                                  Chief Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                        Term of Office
Address, and                Position(s)     and Length of                  Principal Occupation(s)
Date of Birth             Held with Trust    Time Served                     During Past 5 Years
-----------------------------------------------------------------------------------------------------------------
Barbara A. McCann          Vice President   Since 2003       Senior Vice President and Head of Operations, Mellon
Mellon Asset Management    and Secretary                     Asset Management ("MAM"); formerly First Vice
One Boston Place                                             President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson         Vice President   Vice President   Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management    and Treasurer    since 1999;      Asset Management; formerly Assistant Vice President
One Boston Place                            Treasurer        and Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                            since 2002       Management Company, LLC
7/14/65

Denise B. Kneeland         Assistant Vice   Since 1996       Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management      President                       Mellon Asset Management; formerly Vice President and
One Boston Place                                             Manager, Mutual Fund Operations, Standish Mellon
Boston, MA 02108                                             Asset Management Company, LLC
8/19/51

Cara E. Hultgren           Assistant Vice   Since 2001       Assistant Vice President and Manager of Compliance,
Mellon Asset Management      President                       Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                             Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                             Representative, Standish Mellon Asset Management
1/19/71                                                      Company, LLC

Mary T. Lomasney               Chief        Since 2005       First Vice President, Mellon Asset Management and
Mellon Asset Management     Compliance                       Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place              Officer                        L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                             formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                       President, State Street Research & Management
                                                             Company ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6939AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                The Boston Company
                                             Small Cap Growth Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

Over the first half of the reporting period, and as they had for several years, a robust economic environment and low inflation helped small cap stocks post higher returns than their large cap counterparts. However, market conditions appeared to change during the second half of the reporting period as economic growth moderated and inflationary pressures seemed to intensify. As a result, investors began to favor larger stocks over smaller ones.

Despite this shift in investor sentiment, the Fund's holdings continued to produce relatively attractive returns. For the year ended September 30, 2006 the Fund had a total return of 7.28%+ compared to a return of 5.88% for its benchmark, the Russell 2000 Growth Index. We had positioned the Fund for the changing economy by avoiding companies that we believed would be hurt by the impact on consumer spending caused by rising interest rates and higher energy prices. In addition, we focused on valuations in an effort to avoid overpaying for growth. These strategies helped protect the Fund from the full brunt of market volatility during the Spring and Fall of 2006.

The Fund achieved particularly strong results in the energy sector, where energy services companies W-H Energy Services and Dril-Quip benefited from resurgent oil and gas prices. However, the Fund's top individual performers represented a relatively wide variety of industry groups. For example, in the industrials sector, Huron Consulting Group gained value as demand for its business services increased as Fortune 1000 companies sought help in complying with U.S. regulators' complex financial reporting requirements. Similar forces helped support the growth of technology company FileNet, which provides electronic content management services to corporations. FileNet received a buy-out offer during the reporting period from International Business Machines, boosting its value. The trend toward outsourcing also helped drive gains for drug development services provider Covance, which conducts drug research for large pharmaceutical companies, and Corrections Corp. of America, which operates prisons for various states and municipalities.

On the other hand, some of the Fund's more disappointing positions for the reporting period included apparel retailer Jos. A. Bank Clothiers, which suffered as consumer spending moderated. Among media companies, traditional publishers, such as Playboy Enterprises, were hurt by higher printing costs and competition for advertising dollars from online competitors. In fact, any weakness resulting from the fund's traditional media holdings was more than offset by better performance from its positions in Internet-related businesses, such as Akamai Technologies, Knot Inc., and ValueClick, each of which use or help other businesses utilize the Internet.

/s/ B. Randall Watts                               /s/ P. Hans Von Der Luft

B. Randall Watts, Jr.                              P. Hans Von Der Luft

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
       Small Cap Growth Fund and the Russell 2000 Growth Index (Unaudited)
--------------------------------------------------------------------------------

                                    [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                                    Since
                                                                  Inception
                 1 Year            3 Years        5 Years         12/23/1996
--------------------------------------------------------------------------------
Fund             7.28%+             15.29%         11.15%           12.92%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                         Expenses Paid
                                 Beginning            Ending            During Period +
                               Account Value       Account Value       April 1, 2006 to
                               April 1, 2006    September 30, 2006    September 30, 2006
----------------------------------------------------------------------------------------
Actual                          $  1,000.00          $   954.10            $  5.39(1)
Hypothetical (5% return
  per year before expenses)     $  1,000.00          $ 1,019.55            $  5.57(1)

----------
+ Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(1) The example reflects the expenses of the Fund and the master portfolio in which the Fund invests all of its assets.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Percentage of
Top Ten Holdings*                       Sector                    Investments
------------------------------------------------------------------------------
Respironics, Inc.                       Health Care                   2.0%
Washington Group International, Inc.    Industrials                   1.7
24/7 Real Media, Inc.                   Information Technology        1.7
Hub Group, Inc., Class A Shares         Industrials                   1.4
Bright Horizons Family Solutions, Inc.  Consumer Discretionary        1.3
Fisher Scientific International         Health Care                   1.3
Steiner Leisure Ltd.--ADR               Consumer Discretionary        1.2
Lions Gate Entertainment Corp.          Consumer Discretionary        1.2
Viasys Healthcare, Inc.                 Health Care                   1.2
Quanta Services, Inc.                   Industrials                   1.1
                                                                     ----
                                                                     14.1%

*     Excludes short-term securities and cash collateral investments.

                                                     Percentage of
Economic Sector Allocation                            Net Assets
------------------------------------------------------------------
Consumer Discretionary                                    13.1%
Consumer Staples                                           4.8
Energy                                                     6.1
Financials                                                 7.9
Health Care                                               22.8
Industrials                                               16.2
Information Technology                                    23.1
Materials                                                  1.7
Short-term and Net Other Assets                            4.3
                                                         -----
                                                         100.0%

The Boston Company Small Cap Growth Fund invests all of its investable assets in an interest of The Boston Company Small Cap Growth Portfolio (see Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in The Boston Company Small Cap
     Growth Portfolio ("Portfolio"), at value (Note 1A)                                                          $  42,092,878
   Receivable for Fund shares sold                                                                                      35,039
   Prepaid expenses                                                                                                      6,729
                                                                                                                 -------------
     Total assets                                                                                                   42,134,646
Liabilities
   Payable for Fund shares redeemed                                                              $       4,540
   Accrued administrative service fees (Note 2)                                                         12,438
   Accrued professional fees                                                                             7,813
   Accrued shareholder reporting fees (Note2)                                                            2,884
   Accrued trustees' fees (Note 2)                                                                         500
   Accrued chief compliance officer fee (Note 2)                                                           339
   Accrued transfer agent fees (Note 2)                                                                    238
   Other accrued expenses and liabilities                                                                3,101
                                                                                                 -------------
     Total liabilities                                                                                                  31,853
                                                                                                                 -------------

Net Assets                                                                                                       $  42,102,793
                                                                                                                 =============
Net Assets consist of:
   Paid-in capital                                                                                               $  48,929,506
   Accumulated net realized loss                                                                                    (9,321,596)
   Net unrealized appreciation                                                                                       2,494,883
                                                                                                                 -------------
Total Net Assets                                                                                                 $  42,102,793
                                                                                                                 =============
Shares of beneficial interest outstanding                                                                              847,654
                                                                                                                 =============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                               $       49.67
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio                                                                      $     264,607
   Interest and security lending income allocated from Portfolio                                                        42,592
   Expenses allocated from Portfolio                                                                                  (417,484)
                                                                                                                 -------------
     Net investment loss allocated from Portfolio                                                                     (110,285)

Expenses
   Administrative service fees (Note 2)                                                          $      45,033
   Professional fees                                                                                    25,206
   Registration fees                                                                                    14,980
   Transfer agent fees (Note 2)                                                                          7,988
   Insurance expense                                                                                       808
   Trustees' fees (Note 2)                                                                                 448
   Miscellaneous expenses                                                                                4,135
                                                                                                 -------------
     Total expenses                                                                                     98,598

Deduct:
   Reimbursement of Fund operating expense (Note 2)                                                    (96,588)
                                                                                                 -------------
     Net expenses                                                                                                        2,010
                                                                                                                 -------------
       Net investment loss                                                                                            (112,295)
                                                                                                                 -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
     Investments                                                                                     6,881,368
     Financial futures transactions                                                                    (50,962)
                                                                                                 -------------
       Net realized gain (loss)                                                                                      6,830,406
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
     Investments                                                                                    (4,053,098)
     Financial futures contracts                                                                       (13,041)
                                                                                                 -------------
       Net change in net unrealized appreciation (depreciation)                                                     (4,066,139)
                                                                                                                 -------------
   Net realized and unrealized gain (loss) on investments                                                            2,764,267
                                                                                                                 -------------

Net Increase in Net Assets from Operations                                                                       $   2,651,972
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               For the            For the
                                                                                             Year Ended          Year Ended
                                                                                         September 30, 2006  September 30, 2005
                                                                                         ------------------  ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                            $      (112,295)    $    (198,710)
   Net realized gain (loss)                                                                      6,830,406         4,319,415
   Change in net unrealized appreciation (depreciation)                                         (4,066,139)        2,750,040
                                                                                           ---------------     -------------
   Net increase (depreciation) in net assets from investment operations                          2,651,972         6,870,745
                                                                                           ---------------     -------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares
      Institutional Class                                                                       11,509,182        18,873,206
      Service Class                                                                                     --         2,808,281
   Cost of shares redeemed
      Institutional Class                                                                       (8,381,712)       (4,858,947)
      Service Class                                                                                     --       (20,103,492)
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from Fund share transactions                            3,127,470        (3,280,952)
                                                                                           ---------------     -------------

Total Increase (Decrease) in Net Assets                                                          5,779,442         3,589,793

Net Assets
   At beginning of year                                                                         36,323,351        32,733,558
                                                                                           ---------------     -------------
   At end of year [including accumulated net
      investment income of $0 and $5,968, respectively]                                    $    42,102,793     $  36,323,351
                                                                                           ===============     =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                 Year Ended September 30,
                                                             ---------------------------------------------------------------
                                                                2006        2005        2004(a)      2003(a)       2002(a)
                                                             ---------    ---------    ---------    ---------    -----------
Net Asset Value, Beginning of Year                           $   46.30    $   37.95    $   32.41    $   24.78    $     29.28
                                                             ---------    ---------    ---------    ---------    -----------
From Investment Operations:
   Net investment income (loss) * (b)                            (0.14)       (0.20)       (0.33)       (0.11)         (0.16)
   Net realized and unrealized gains (loss) on investments        3.51         8.55         5.87(c)      7.74(c)       (4.34)(c)
                                                             ---------    ---------    ---------    ---------    -----------
Total from operations                                             3.37         8.35         5.54         7.63          (4.50)
                                                             ---------    ---------    ---------    ---------    -----------

Net Asset Value, End of Year                                 $   49.67    $   46.30    $   37.95    $   32.41    $     24.78
                                                             =========    =========    =========    =========    ===========
Total Return (d)                                                  7.28%       22.00%       17.09%       30.79%(b)     (15.37)%(b)

Ratios/Supplemental data:
   Expenses (to average daily net assets)* (e)                    1.10%        1.17%        1.18%        1.00%          1.00%
   Net Investment Income (Loss)
      (to average daily net assets)*                             (0.30)%      (0.48)%      (0.87)%      (0.42)%        (0.52)%
   Net Assets, End of Year (000's omitted)                   $  42,103    $  36,323    $  18,274    $  21,168    $    18,780

----------
* The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income (loss) per share (a)             $   (0.28)   $   (0.31)   $   (0.40)   $   (0.30)   $     (0.25)
      Ratios (to average daily net assets):
         Expenses (e)                                             1.38%        1.41%        1.37%        1.66%          1.29%
         Net investment income                                   (0.58)%      (0.72)%      (1.06)%      (1.08)%        (0.81)%

(a)   Prior to August 31, 2005, the Fund offered two classes of shares:
      Institutional Class and Service Class. The financial highlights for periods prior to the year ended September 30, 2005, represent those of the Institutional Class.

(b)   Calculated based on average shares outstanding.

(c) Amounts include litigation proceeds received by the Fund of $0.06 for the year ended September 30, 2004, less than $0.01 for the year ended September 30, 2003, and $0.01 for the year ended September 30, 2002.

(d)   Total return would have been lower in the absence of expense waivers.

(e)   Includes the Fund's share of the Portfolio's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Growth Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest in The Boston Company Small Cap Growth Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small cap U.S. companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006 the Fund owned 100% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions in the Portfolio are recorded as of trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, capital loss carryovers and the timing of recognition of realized and unrealized gains or losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. TBCAM voluntarily agreed to limit the total annual operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.10% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time. Pursuant to this agreement, for the year ended September 30, 2006, TBCAM voluntary reimbursed $96,588 of the Fund's operating expenses.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $7,988 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,135. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $2,884 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $14,194 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006, aggregated $11,475,471 and $8,367,737, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                             For the                For the
                                            Year Ended            Year Ended
                                        September 30, 2006    September 30, 2005
                                        ------------------    ------------------
      Institutional Class:
         Shares sold                         237,244               415,461
         Shares redeemed                    (174,108)             (112,485)
                                            --------              --------
         Net increase                         63,136              (302,976)
                                            ========              ========

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                   For the
                                                                  Year Ended
                                                              September 30, 2005
                                                              ------------------
      Service Class:*
         Shares sold                                                67,826
         Shares redeemed                                          (452,872)
                                                                  --------
         Net increase                                             (385,046)
                                                                  ========

      * During the year ended September 30, 2005, the Fund had offered two classes of shares: Institutional Class and Service class. On August 31, 2005, the Service Class was liquidated and closed.

      At September 30, 2006, one shareholder of record held approximately 41% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $3,100 in redemption fees.

(5)   Federal Taxes:

      As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                              2006           2005
                                          -----------    ------------
           Capital loss carry forward     $(9,255,887)   $(16,095,157)

      At September 30, 2006, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                   Capital Loss
                    Carry Over                Expiration Date
                   ------------               ---------------
                    $6,959,561                   9/30/2010
                    $2,296,326                   9/30/2011

      It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

      See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Growth Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--105.9%

EQUITIES--95.7%

Consumer Discretionary--13.1%
Bebe Stores, Inc.                                                                                           9,600   $       237,888
Bright Horizons Family Solutions, Inc.(a)                                                                  12,440           519,121
Cache, Inc. (a)                                                                                            12,120           216,827
California Pizza Kitchen, Inc.(a)                                                                          13,160           393,879
Casual Male Retail Group, Inc.(a)(b)                                                                       17,330           237,941
Hibbett Sporting Goods, Inc. (a)                                                                           13,870           363,117
Lin TV Corp.(a)                                                                                            20,970           163,147
Lions Gate Entertainment Corp. (a)(b)                                                                      49,700           497,497
Panera Bread Co.(a)                                                                                         5,820           339,015
Penn National Gaming, Inc.(a)                                                                              10,390           379,443
Red Robin Gourmet Burgers, Inc.(a)                                                                          4,331           199,702
Ruth's Chris Steak House, Inc. (a)                                                                         21,700           408,394
Select Comfort Corp. (a)                                                                                    9,680           211,798
Shutterfly, Inc. (a)                                                                                        7,340           114,137
Steiner Leisure Ltd.--ADR (a)                                                                              11,970           503,339
Texas Roadhouse, Inc., Class A (a)                                                                         15,610           191,691
Tractor Supply Co. (a)                                                                                      6,830           329,616
VistaPrint Ltd. (a)                                                                                         8,690           225,419
                                                                                                                    ---------------
                                                                                                                          5,531,971
                                                                                                                    ---------------

Consumer Staples--4.8%
Herbalife Ltd. (a)                                                                                          9,680           366,678
Inter Parfums, Inc.                                                                                        18,700           356,048
Performance Food Group Co. (a)                                                                              7,900           221,911
Rite Aid Corp. (a)(b)                                                                                      78,400           355,936
Ruddick Corp.                                                                                               5,000           130,150
The Boston Beer Co., Inc. (a)                                                                               8,830           290,066
United Natural Foods, Inc. (a)                                                                              9,970           308,970
                                                                                                                    ---------------
                                                                                                                          2,029,759
                                                                                                                    ---------------

Energy--6.1%
Arena Resources, Inc. (a)                                                                                  10,250           329,230
Complete Production Services, Inc. (a)                                                                      9,310           183,779
Dril-Quip, Inc. (a)                                                                                         2,640           178,675
Geomet, Inc. (a)                                                                                           22,080           207,552
Global Industries Ltd. (a)                                                                                 12,140           188,898
Hanover Compressor Co. (a)                                                                                 16,810           306,278
Lufkin Industries, Inc.                                                                                     3,400           179,928
Oil States International, Inc. (a)                                                                         11,070           304,425
Penn Virginia Corp.                                                                                         6,030           382,362
W-H Energy Services, Inc. (a)                                                                               7,790           323,051
                                                                                                                    ---------------
                                                                                                                          2,584,178
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financial--7.9%
Arch Capital Group Ltd.--ADR (a)                                                                            3,800   $       241,262
Berkshire Hills Bancorp, Inc.                                                                               3,100           110,329
Capital Source, Inc. (b)                                                                                   13,250           342,115
Capitol Bancorp Ltd.                                                                                        4,960           220,720
Cullen/Frost Bankers, Inc.                                                                                  2,400           138,768
Dollar Financial Corp. (a)                                                                                 15,920           347,374
Financial Institutions, Inc.                                                                                5,150           120,304
First Cash Financial Services, Inc. (a)                                                                    10,160           209,194
First Midwest Bancorp, Inc.                                                                                 9,510           360,334
Montpelier Re Holdings Ltd. (b)                                                                            16,060           311,403
Nara Bancorp, Inc.                                                                                          7,470           136,626
Portfolio Recovery Associates, Inc. (a)                                                                     7,910           347,012
The Colonial BancGroup, Inc.                                                                                8,670           212,415
Umpqua Holdings Corp.                                                                                       7,700           220,220
                                                                                                                    ---------------
                                                                                                                          3,318,076
                                                                                                                    ---------------

Health Care--22.8%
Adams Respiratory Therapeutics, Inc. (a)(b)                                                                 4,710           172,339
Alkermes, Inc.(a)                                                                                          12,600           199,710
Alnylam Pharmaceuticals, Inc. (a)                                                                          13,000           187,330
Applera Corp.-Celera Genomics Group (a)                                                                    12,920           179,846
Array BioPharma, Inc. (a)(b)                                                                               16,750           142,710
ArthroCare Corp. (a)                                                                                        7,660           358,948
Centene Corp. (a)                                                                                           7,800           128,232
Community Health Systems, Inc. (a)                                                                          7,900           295,065
Conor Medsystems, Inc. (a)                                                                                  7,700           181,489
Covance, Inc. (a)                                                                                           6,270           416,203
Cytyc Corp. (a)                                                                                            13,100           320,688
DJO, Inc. (a)                                                                                               7,070           293,617
Eclipsys Corp. (a)                                                                                         13,000           232,830
Emdeon Corp. (a)                                                                                           32,470           380,224
Enzon Pharmaceuticals, Inc. (a)(b)                                                                         25,480           210,210
Fisher Scientific International                                                                             6,600           516,384
Foxhollow Technologies, Inc. (a)(b)                                                                         9,600           328,224
Haemonetics Corp. (a)                                                                                       6,640           310,752
Home Diagnostics, Inc. (a)(b)                                                                              16,900           221,221
Integra LifeSciences Holdings (a)                                                                           8,380           314,082
InterMune, Inc. (a)(b)                                                                                     16,000           262,720
Medarex, Inc. (a)                                                                                          16,810           180,539
Merit Medical Systems, Inc. (a)                                                                            15,620           212,120
Natus Medical, Inc. (a)(b)                                                                                 22,270           303,986
PDL BioPharma, Inc. (a)(b)                                                                                  7,990           153,408
Pediatrix Medical Group, Inc. (a)                                                                           4,690           213,864

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Health Care (continued)
PerkinElmer, Inc.                                                                                          15,980   $       302,501
Respironics, Inc. (a)                                                                                      20,800           803,088
Rigel Pharmaceuticals, Inc. (a)                                                                            17,220           176,849
Thoratec Corp. (a)(b)                                                                                      16,250           253,663
Triad Hospitals (a)                                                                                         4,850           213,546
VCA Antech, Inc. (a)                                                                                       10,300           371,418
Vertex Pharmaceuticals, Inc. (a)(b)                                                                         4,650           156,473
Viasys Healthcare, Inc. (a)                                                                                17,020           463,625
Wellcare Group, Inc. (a)                                                                                    2,220           125,719
                                                                                                                    ---------------
                                                                                                                          9,583,623
                                                                                                                    ---------------

Industrials--16.2%
AAR Corp. (a)                                                                                               8,470           201,925
Alaska Air Group, Inc. (a)                                                                                 11,500           437,460
Bucyrus International, Inc., Class A                                                                        4,790           203,192
Central Parking Corp. (b)                                                                                  13,100           216,150
CIRCOR International, Inc.                                                                                  7,730           236,152
Copart, Inc. (a)                                                                                            8,870           250,045
Global Cash Access, Inc. (a)                                                                               24,610           371,365
Hub Group, Inc., Class A Shares (a)                                                                        23,960           545,809
Huron Consulting Group, Inc. (a)                                                                            5,910           231,672
Interline Brands, Inc. (a)                                                                                  8,410           207,559
Kennametal, Inc.                                                                                            4,010           227,167
MSC Industrial Direct Co., Inc. (b)                                                                         7,340           299,032
Navigant Consulting, Inc. (a)                                                                              10,690           214,441
Pacer International, Inc.                                                                                  11,890           330,066
Quanta Services, Inc. (a)                                                                                  27,060           456,232
Robbins & Myers, Inc.                                                                                      10,920           337,646
School Specialty, Inc. (a)                                                                                 10,800           381,132
Stericycle, Inc. (a)                                                                                        3,500           244,265
Team, Inc. (a)                                                                                              8,200           205,492
UAP Holding Corp.                                                                                          15,100           322,687
UTI Worldwide, Inc.                                                                                         6,800           190,196
Washington Group International, Inc. (a)                                                                   11,960           703,966
                                                                                                                    ---------------
                                                                                                                          6,813,651
                                                                                                                    ---------------

Information Technology--23.1%
24/7 Real Media, Inc. (a)(b)                                                                               81,680           697,547
AMIS Holdings, Inc. (a)                                                                                    32,080           304,439
Ariba, Inc. (a)                                                                                            23,844           178,592
Arris Group, Inc. (a)(b)                                                                                   18,010           206,395
Art Technology Group, Inc. (a)                                                                            117,820           301,619
BEA Systems, Inc. (a)                                                                                      15,390           233,928

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Information Technology (continued)
Brocade Communications Systems, Inc. (a)                                                                   62,520   $       441,391
Cymer, Inc. (a)                                                                                             7,390           324,495
DSP Group, Inc. (a)                                                                                        12,200           278,770
Exar Corp. (a)                                                                                             16,180           215,032
Forrester Research, Inc. (a)                                                                                7,280           191,537
Ikanos Communications, Inc. (a)                                                                            16,670           196,206
Informatica Corp. (a)                                                                                      16,740           227,497
ManTech International Corp., Class A (a)                                                                   10,780           355,848
Micrel, Inc. (a)                                                                                           28,600           274,274
Net Gear, Inc. (a)                                                                                         10,310           212,283
NIC, Inc. (a)                                                                                              34,670           178,551
Online Resources Corp. (a)                                                                                 19,900           243,775
Palm, Inc. (a)                                                                                             19,420           282,755
Polycom, Inc. (a)                                                                                          17,800           436,634
Progress Software Corp. (a)                                                                                 5,410           140,660
Rackable Systems, Inc. (a)                                                                                 10,610           290,396
Radyne Corp. (a)                                                                                           25,740           315,058
Rudolph Technologies, Inc. (a)                                                                             23,470           430,205
S1 Corp. (a)                                                                                               26,420           121,796
Silicon Image, Inc. (a)                                                                                    17,010           216,367
Smart Modular Technologies, Inc.                                                                           25,690           256,129
Supertex, Inc. (a)                                                                                         11,670           453,613
Tektronix, Inc.                                                                                             7,230           209,164
Tessera Technologies, Inc. (a)                                                                              8,460           294,239
The Knot, Inc. (a)                                                                                         10,740           237,676
The Ultimate Software Group, Inc. (a)                                                                       9,970           234,594
ValueClick, Inc. (a)                                                                                       13,790           255,667
Verisign, Inc. (a)                                                                                         12,500           252,500
Wright Express Corp. (a)                                                                                    8,170           196,570
                                                                                                                    ---------------
                                                                                                                          9,686,202
                                                                                                                    ---------------

Materials--1.7%
Hecla Mining Co. (a)(b)                                                                                    56,880           326,491
Kinross Gold Corp. (a)                                                                                     14,800           185,296
Pan American Silver Corp. (a)                                                                              11,030           215,522
                                                                                                                    ---------------
Total Equities (Cost $37,773,727)                                                                                           727,309
                                                                                                                    ---------------
                                                                                                                         40,274,769
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                        Par          Value
Security                                                         Rate    Maturity      Value       (Note 1A)
----------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.2%

U.S. Government--0.2%
U.S. Treasury Bill (c)(d) (Cost $103,949)                        4.80%  12/14/2006  $   105,000  $       103,949
                                                                                                 ---------------
INVESTMENT OF CASH COLLATERAL--10.0%                                                  Shares
                                                                                    -----------
BlackRock Cash Strategies L.L.C. (e) (Cost $4,211,924)           5.35%                4,211,924        4,211,924
                                                                                                 ---------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $42,089,600)                                                     44,590,642
                                                                                                 ---------------
AFFILIATED INVESTMENTS--3.7%
Dreyfus Institutional Preferred Plus Money Market Fund (e)(f)
   (Cost $1,529,206)                                             5.32%                1,529,206        1,529,206
                                                                                                 ---------------

TOTAL INVESTMENTS--109.6% (Cost $43,618,806)                                                          46,119,848
                                                                                                 ---------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(9.6)%                                                         (4,026,970)
                                                                                                 ---------------

NET ASSETS--100.0%                                                                               $    42,092,878
                                                                                                 ===============

Notes to Schedule of Investments:

ADR--American Depository Receipts

(a)   Non-income producing security.

(b)   Security, or a portion of thereof, was on loan at September 30, 2006

(c) Denotes all or part of security segregated as collateral for futures transactions.

(d)   Rate noted is yield to maturity.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

At September 30,2006, the Fund held the following futures contracts:

                                                                Underlying Face   Unrealized
Contract                           Position   Expiration Date   Amount at Value      Loss
--------------------------------------------------------------------------------------------
Russell 2000 Index (2 Contracts)     Long       12/14/2006         $738,250        $ (6,159)
                                                                                   ========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (Note 1A)(including securities
      on loan, valued at $4,004,653 (Note 6))
      Unaffiliated issuers, at value (cost $42,089,600)                            $     44,590,642
      Affiliated issuers, at value (Note 1F) (cost $1,529,206)                            1,529,206
   Cash                                                                                     501,796
   Receivable for investments sold                                                        1,074,351
   Interest and dividends receivable                                                         16,831
   Prepaid expenses                                                                           8,595
                                                                                   ----------------
      Total assets                                                                       47,721,421

Liabilities
   Payable for investments purchased                            $     1,389,713
   Collateral for securities on loan (Note 6)                         4,211,924
   Payable for variation margin on open futures contracts
      (Note 5)                                                           12,730
   Accrued accounting, administration and custody fees
      (Note 2)                                                            7,090
   Accrued professional fees                                              5,898
   Accrued trustees' fees and expenses (Note 2)                             815
   Other accrued expenses and liabilities                                   373
                                                                ---------------
      Total liabilities                                                                   5,628,543
                                                                                   ----------------
Net Assets (applicable to investors' beneficial interest)                          $     42,092,878
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income                                                                                            $     176,506
   Dividend income from affiliated investments (Note 1F)                                                             88,101
   Interest income                                                                                                    3,160
   Securitiy lending income (Note 6)                                                                                 39,432
                                                                                                              -------------
      Total investment Income                                                                                       307,199

Expenses
   Investment advisory fee (Note 2)                                                        $       304,971
   Accounting, administration and custody fees (Note 2)                                             87,743
   Professional fees                                                                                18,191
   Insurance expense                                                                                 6,359
   Trustees' fees and expenses (Note 2)                                                              4,913
   Miscellaneous                                                                                     3,467
                                                                                           ---------------
      Total expenses                                                                               425,644

Deduct:
   Waiver of invesment advisory fee (Note 2)                                                        (8,160)
                                                                                           ---------------
      Net Expenses                                                                                                  417,484
                                                                                                              -------------
         Net investment loss                                                                                       (110,285)
                                                                                                              -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                                6,881,368
      Financial future transactions                                                                (50,962)
                                                                                           ---------------
         Net realized gain (loss)                                                                                 6,830,406
            Change in unrealized appreciation (depreciation) on:
      Investments                                                                               (4,053,098)
      Financial future contracts                                                                   (13,041)
                                                                                           ---------------
   Change in net unrealized appreciation (depreciation)                                                          (4,066,139)
                                                                                                              -------------
            Net realized and unrealized gain (loss)                                                               2,764,267
                                                                                                              -------------
Net Increase in Net Assets from Operations                                                                    $   2,653,982
                                                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               For the            For the
                                                                                             Year Ended          Year Ended
                                                                                         September 30, 2006  September 30, 2005
                                                                                         ------------------  ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                            $      (110,285)    $    (146,281)
   Net realized gain (loss)                                                                      6,830,406         4,319,415
   Change in net unrealized appreciation (depreciation)                                         (4,066,139)        2,750,040
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from operations                                         2,653,982         6,923,174
                                                                                           ---------------     -------------

Capital Transactions
   Contributions                                                                                11,475,471        21,655,858
   Withdrawals                                                                                  (8,367,737)      (25,017,269)
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from capital transactions                               3,107,734        (3,361,411)
                                                                                           ---------------     -------------

Total Increase (Decrease) in Net Assets                                                          5,761,716         3,561,763

Net Assets
   At beginning of year                                                                         36,331,162        32,769,399
                                                                                           ---------------     -------------
   At end of year                                                                          $    42,092,878     $  36,331,162
                                                                                           ===============     =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                Year Ended September 30,
                                                             -------------------------------------------------------------
                                                               2006         2005         2004         2003          2002
                                                             --------     ---------    --------     --------     ---------
Total Return                                                     7.32%(a)     22.05%      17.12%(a)    30.79%(a)    (15.37)%(a)
                                                             --------     ---------    --------     --------     ---------
Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                       1.10%         1.12%       1.15%        1.00%         1.00%
   Net Investment Income (to average daily net assets)*         (0.29)%       (0.42)%     (0.83)%      (0.42)%       (0.51)%
   Portfolio Turnover                                             166%          135%        153%         261%          239%
   Net Assets, End of Year (000's omitted)                   $ 42,093     $  36,331    $ 32,769     $ 29,910     $  24,500

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

      Ratios (to average daily net assets):
         Expenses                                                1.12%          N/A        1.18%        1.28%         1.18%
         Net investment income                                  (0.31)%         N/A       (0.86)%      (0.70)%       (0.69)%

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absense of expense waiver.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Growth Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small cap U.S. companies.

      At September 30, 2006, there was one Fund, The Boston Company Small Cap Growth Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at September 30, 2006 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities.Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's only investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

      D. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      F. Affiliated issuers

      Affiliated issuers represent issuers in which the Portfolio held investments in other investment companies advised by The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services and general office facilities is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. TBCAM voluntarily agreed to limit the total annual operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commission, taxes and extraordinary expense) to 1.10% of the Fund's average daily net assets. Pursuant to this agreement, for the year ended September 30, 2006, TBCAM voluntarily waived a portion of its investment advisory fee in the amount of $8,160. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $87,743 for the year ended September 30, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $16,969, for the year ended September 30, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                        Purchases       Sales
                                                       -----------   -----------
      Investments (non-U.S. Government Securities)     $64,217,023   $60,668,570
                                                       ===========   ===========

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

         Aggregate cost                                 $  43,690,675
                                                        =============
         Gross unrealized appreciation                  $   3,490,124
         Gross unrealized depreciation                     (1,060,951)
                                                        -------------
         Net unrealized appreciation (depreciation)     $   2,429,173
                                                        =============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio held open financial futures contracts. See Schedule of Investments for further details.

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Portfolio loaned securities during the year ended September 30, 2006 and earned interest on the invested collateral of $171,430 of which $131,998 was rebated to borrowers or paid in fees. At September 30, 2006, the Portfolio had securities valued at $4,004,653 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $452.

      For the year ended September 30, 2006, the Portfolio had average borrowings outstanding of $78,000 on a total of one day and incurred $12 of interest.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of The Boston Company Small Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Growth Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                        Number of                        Trustee
                                                                        Principal     Portfolios in      Other        Remuneration
Name                                              Term of Office      Occupation(s)    Fund Complex  Directorships    (period ended
Address, and                     Position(s)       and Length of       During Past     Overseen by      Held by       September 30,
Date of Birth                  Held with Trust      Time Served          5 Years         Trustee        Trustee           2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman Emeritus,       32            None         Fund: $500
c/o Decision Resources, Inc.                      11/3/1986       Decision                                          Portfolio: $799
260 Charles Street                                                Resources, Inc.
Waltham, MA 02453                                                 ("DRI")
9/30/40                                                           (biotechnology
                                                                  research and
                                                                  consulting firm);
                                                                  formerly Chairman
                                                                  of the Board and
                                                                  Chief Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex           32            None         Fund: $500
c/o Essex Street Associates                       11/3/1986       Street Associates                                 Portfolio: $866
P.O. Box 5600                                                     (family investment
Beverly, MA 01915                                                 trust office)
11/14/43

Benjamin M. Friedman               Trustee        Trustee since   William Joseph           32            None         Fund: $500
c/o Harvard University                            9/13/1989       Maier, Professor                                  Portfolio: $799
Littauer Center 127                                               of Political
Cambridge, MA 02138                                               Economy, Harvard
8/5/44                                                            University

John H. Hewitt                     Trustee        Trustee since   Trustee, Mertens         32            None         Fund: $500
P.O. Box 2333                                     11/3/1986       House, Inc.                                       Portfolio: $799
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and            32            None             $0
The Boston Company                and Chief                       Chief Operating
Asset Management, LLC         Executive Officer                   Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset Management,
7/24/65                                                           LLC; formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and
                                                                  Chief Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                           Term of Office
Address, and                Position(s)         and Length of                   Principal Occupation(s)
Date of Birth             Held with Trust        Time Served                      During Past 5 Years
------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann           Vice President     Since 2003       Senior Vice President and Head of Operations,
Mellon Asset Management     and Secretary                       Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson          Vice President     Vice President   Vice President and Mutual Funds Controller,
Mellon Asset Management     and Treasurer      since 1999;      Mellon Asset Management; formerly Assistant Vice
One Boston Place                               Treasurer        President and Mutual Funds Controller, Standish
Boston, MA 02108                               since 2002       Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland          Assistant Vice     Since 1996       Vice President and Manager, Mutual Funds
Mellon Asset Management       President                         Operations, Mellon Asset Management; formerly Vice
One Boston Place                                                President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                Standish Mellon Asset Management Company, LLC
8/19/51

Cara E. Hultgren            Assistant Vice     Since 2001       Assistant Vice President and Manager of Compliance,
Mellon Asset Management       President                         Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                                of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                Representative, Standish Mellon Asset Management
1/19/71                                                         Company, LLC

Mary T. Lomasney                Chief          Since 2005       First Vice President, Mellon Asset Management and
Mellon Asset Management      Compliance                         Chief Compliance Officer, Mellon Funds Distributor, L.P.
One Boston Place               Officer                          and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                                Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                          State Street Research & Management Company
                                                                ("SSRM"), and Vice President, SSRM

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6941AR0906

                                              [LOGO] Mellon
                                                     --------------------------
                                                     Mellon Institutional Funds

Annual Report                          The Boston Company
                                       Small Cap Value Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

During the reporting period's first half, robust economic growth and low inflation helped support small cap stock prices. However, investors grew more risk-averse during the second half, when signs of accelerating inflation and slower economic growth began to emerge. As a result, small cap stocks gave back some of their previous gains. Fortunately, inflationary pressures appeared to wane during the summer, sparking a market rally that favored value-oriented stocks.

For the year ended September 30, 2006 the Fund had a total return of 12.42%+ compared to a return of 14.01% for its benchmark, the Russell 2000 Value Index. The Fund participated in most of the market's gains, deriving particularly strong returns from the energy sector. We focused primarily on energy services companies that benefited from rising crude oil and natural gas prices for much of the reporting period. Winners included Tetra Technologies, Veritas DGC and Global Industries. Although falling commodity prices eroded energy stock prices during the third quarter of 2006, we had pared back the Fund's exposure to the sector, helping to reduce the impact on the Fund's performance.

The Fund's returns also received strong contributions from its holdings in the financials sector, where brokerage firms Piper Jaffray Cos., Raymond James Financial and Knight Capital benefited from higher levels of trading and investment banking activity. In addition, the Fund's holdings of thrifts and mortgage finance companies fared well. The consumer staples sector was an area of emphasis for the Fund that was driven higher by several packaged foods providers, including Sanderson Farms, Lance Inc., and Ralcorp Holdings, as investors increasingly turned to companies that tend to produce consistent earnings under a variety of economic conditions.

Success in these areas was offset by disappointments in others. Despite an overweight position in the information technology sector, the Fund did not participate fully in the sector's gains due to lagging results from communications equipment providers such as network security company SafeNet, which suffered from earnings deterioration among other issues. Some of the Fund's application software holdings missed their earnings targets, including Epiq Systems, Plato Learning and Motive. In the materials sector, the Fund did not participate as heavily as the benchmark in gains among steel companies. In addition, the Fund's

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

chemicals holdings lagged the benchmark as one company announced a questionable acquisition and the portfolio lacked exposure to the specialty chemicals group, which was the best performing segment within chemicals for the benchmark. Finally, company-specific issues affecting various aerospace and defense contractors undermined the Fund's investments in the industrials sector.

We have continued to employ our bottom-up security selection strategy, which recently has identified a number of companies we believe present value-oriented opportunities in the health care and technology sectors. Although we have continued to find pockets of opportunity among energy companies, we recently reduced the Fund's exposure to the sector to a slightly overweight position. We have found relatively few companies meeting our investment criteria in the financials and consumer discretionary sectors, areas that could be negatively affected by deteriorating credit conditions and slower consumer spending, respectively, in a slower-growth economic environment.

/s/ Stephanie Brandaleone                            /s/ Joseph Corrado

Stephanie Brandaleone                                Joseph Corrado

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
        Small Cap Value Fund and the Russell 2000 Value Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                               Since
                                                             Inception
                   1 Year        3 Years       5 Years        2/1/2000
--------------------------------------------------------------------------------
Fund               12.42%+       21.04%        19.36%          18.92%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividends from income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    Expenses Paid
                               Beginning           Ending           During Period+
                             Account Value      Account Value      April 1, 2006 to
                             April 1, 2006   September 30, 2006   September 30, 2006
------------------------------------------------------------------------------------
Actual                       $    1,000.00       $   999.20            $ 4.61(1)
Hypothetical (5% return
  per year before expenses)  $    1,000.00       $ 1,020.46            $ 4.66(1)

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(1) The example reflects the expenses of the Fund and the master portfolio in which the Fund invests all its assets.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Percentage of
Top Ten Holdings*                        Sector                    Investments
--------------------------------------------------------------------------------
Ralcorp Holdings, Inc.                   Consumer Staples              1.9%
Option Care, Inc.                        Health Care                   1.5
Universal Compression Holdings, Inc.     Energy                        1.4
BankAtlantic Bancorp, Inc.               Financials                    1.4
AGCO Corp.                               Industrials                   1.3
Shaw Group, Inc.                         Industrials                   1.3
Longs Drug Stores Corp.                  Consumer Staples              1.3
Regis Corp.                              Consumer Discretionary        1.3
Esterline Technologies Corp.             Industrials                   1.3
Piper Jaffray Companies, Inc.            Financials                    1.2
                                                                      ----
                                                                      13.9%

*     Excludes short-term securities and cash collateral investments.

                                         Percentage of
Economic Sector Allocation                Net Assets
------------------------------------------------------
Consumer Discretionary                       12.4%
Consumer Staples                              6.9
Energy                                        5.2
Financials                                   22.4
Health Care                                   8.0
Industrials                                  19.3
Information Technology                       16.5
Materials                                     5.5
Telecommunications Services                   0.8
Utilities                                     1.7
Short-term and other Assets                   1.3
                                            -----
                                            100.0%

The Boston Company Small Cap Value Fund invests all of its investable assets in an interest of The Boston Company Small Cap Value Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in The Boston Company Small Cap Value Portfolio ("Portfolio"), at value (Note 1A)                 $ 538,051,313
   Receivable for Fund shares sold                                                                                  1,806,794
   Prepaid expenses                                                                                                    17,943
                                                                                                                -------------
     Total assets                                                                                                 539,876,050
Liabilities
   Payable for Fund shares redeemed                                                              $    234,588
   Accrued administrator services fee (Note 2)                                                         46,813
   Accrued professional fees                                                                           16,123
   Accrued registration fee                                                                             8,909
   Accrued transfer agent fees (Note 2)                                                                 4,967
   Accrued trustees' fees (Note 2)                                                                      1,000
   Accrued chief compliance officer fee (Note 2)                                                          369
   Other accrued expenses and liabilities                                                               2,871
                                                                                                 ------------
     Total liabilities                                                                                                315,640
                                                                                                                -------------
Net Assets                                                                                                      $ 539,560,410
                                                                                                                =============
Net Assets consist of:
   Paid-in capital                                                                                              $ 485,516,077
   Accumulated net realized gain                                                                                   19,869,798
   Undistributed net investment income                                                                                820,716
   Net unrealized appreciation                                                                                     33,353,819
                                                                                                                -------------
Total Net Assets                                                                                                $ 539,560,410
                                                                                                                =============
Shares of beneficial interest outstanding                                                                          22,768,061
                                                                                                                =============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                              $       23.70
                                                                                                                =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio (net of foreign withholding taxes of $720)                          $   3,433,069
   Interest and securities lending income allocated from Portfolio                                                  1,006,578
   Expenses allocated from Portfolio                                                                               (2,850,460)
                                                                                                                -------------
     Net investment income allocated from Portfolio                                                                 1,589,187

Expenses
   Administrative service fees (Note 2)                                                          $    145,930
   Professional fees                                                                                   37,339
   Registration fees                                                                                   33,078
   Transfer agent fees (Note 2)                                                                        27,036
   Trustees' fees (Note 2)                                                                              2,000
   Insurance expense                                                                                    1,753
   Miscellaneous expenses                                                                              21,914
                                                                                                 ------------
     Total expenses                                                                                                   269,050
                                                                                                                -------------
       Net investment income                                                                                        1,320,137
                                                                                                                -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
     Investments and financial futures transactions                                                                18,994,109
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
     Investments and financial futures transactions                                                                14,188,217
                                                                                                                -------------
   Net realized and unrealized gain (loss)                                                                         33,182,326
                                                                                                                -------------
Net Increase in Net Assets from Operations                                                                      $  34,502,463
                                                                                                                =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                         For the                For the
                                                                                       Year Ended             Year Ended
                                                                                   September 30, 2006      September 30, 2005
                                                                                   ------------------      ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                       $   1,320,137           $      78,684
   Net realized gain (loss)                                                              18,994,109              12,483,311
   Change in net unrealized appreciation (depreciation)                                  14,188,217               8,515,565
                                                                                      -------------           -------------
   Net increase (decrease) in net assets from investment operations                      34,502,463              21,077,560
                                                                                      -------------           -------------

Distributions to Shareholders (Note 1C)
   From net investment income                                                              (446,329)                     --
   From net realized gains on investments                                               (13,455,548)             (9,863,596)
                                                                                      -------------           -------------
   Total distributions to shareholders                                                  (13,901,877)             (9,863,596)
                                                                                      -------------           -------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                     374,463,760             124,024,069
   Value of shares issued in reinvestment of distributions                               10,108,779               8,437,601
   Cost of shares redeemed                                                              (55,259,897)            (15,210,189)
                                                                                      -------------           -------------
   Net increase (decrease) in net assets from Fund share transactions                   329,312,642             117,251,481
                                                                                      -------------           -------------
Total Increase (Decrease) in Net Assets                                                 349,913,228             128,465,445

Net Assets
   At beginning of year                                                                 189,647,182              61,181,737
                                                                                      -------------           -------------
   At end of year (including undistributed net
     investment income of $820,716 and $78,874, respectively)                         $ 539,560,410           $ 189,647,182
                                                                                      =============           =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  Year Ended September 30,
                                                                 --------------------------------------------------------
                                                                   2006        2005        2004       2003         2002
                                                                 ---------   ---------   --------   --------     --------
Net Asset Value, Beginning of Year                               $   22.55   $   21.91   $  18.49   $  14.30     $  13.86
                                                                 ---------   ---------   --------   --------     --------
From Investment Operations:
   Net investment income (loss)* (a)                                  0.09        0.02      (0.05)     (0.01)        0.05
   Net realized and unrealized
     gains (loss) on investments                                      2.58        4.29       5.27       4.24         0.75
                                                                 ---------   ---------   --------   --------     --------
Total from operations                                                 2.67        4.31       5.22       4.23         0.80
                                                                 ---------   ---------   --------   --------     --------
Less Distributions to Shareholders:
   From net investment income                                        (0.03)         --         --      (0.02)       (0.04)
   From net realized gains on investments                            (1.49)      (3.67)     (1.80)     (0.02)       (0.32)
                                                                 ---------   ---------   --------   --------     --------
Total distributions to shareholders                                  (1.52)      (3.67)     (1.80)     (0.04)       (0.36)
                                                                 ---------   ---------   --------   --------     --------
Net Asset Value, End of Year                                     $   23.70   $   22.55   $  21.91   $  18.49     $  14.30
                                                                 =========   =========   ========   ========     ========
Total Return                                                         12.42%      21.34%     29.92%     29.64%(b)     5.43%(b)
Ratios/Supplemental data:
   Expenses (to average daily net assets)* (c)                        0.94%       1.05%      1.18%      1.15%        1.00%
   Net Investment Income (Loss) (to average daily net assets)*        0.40%       0.08%     (0.24)%    (0.05)%       0.32%
   Portfolio Turnover (d)                                              N/A         N/A        N/A         51%         164%
   Net Assets, End of Year (000's omitted)                       $ 539,560   $ 189,647   $ 61,182   $ 45,305     $ 35,934

----------
* The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Net investment income per share (a)                              N/A         N/A        N/A   $  (0.03)    $   0.01
      Ratios (to average daily net assets):
         Expenses (c)                                                  N/A         N/A        N/A       1.28%        1.24%
         Net investment income                                         N/A         N/A        N/A      (0.18)%       0.08%

(a)   Calculated based on average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Includes the Fund's share of the Portfolio's allocated expenses.

(d) Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover ratio for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of The Boston Company Small Cap Value Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006, the Fund owned 89% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      The Funds investment in the portfolio are recorded on settlement date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and the timing of recognition of realized and unrealized gains or losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $27,036 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,165. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $73,096 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006 aggregated $383,271,435 and $69,274,182, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                               For the             For the
                                              Year Ended          Year Ended
                                          September 30, 2006  September 30, 2005
                                          ------------------  ------------------
     Shares sold                              16,310,078          5,902,209
     Shares issued to shareholders
        in reinvestment of distributions         464,397            411,390
     Shares redeemed                          (2,415,192)          (697,539)
                                              ----------         ----------
     Net increase (decrease)                  14,359,283         (5,616,060)
                                              ==========         ==========

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At September 30, 2006, one shareholder of record held approximately 12% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $31,354 in redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings as of September 30, 2006, were as follows:

            Undistributed ordinary income   $ 10,867,117
            Undistributed capital gain        10,216,351
                                            ------------
            Total distributable earnings    $ 21,083,468
                                            ============

      The tax character of distributions paid during the fiscal year ended September 30, 2006 and September 30, 2005 was as follows:

                                                2006           2005
                                            ------------   ------------
            Distributions paid from:
               Ordinary income              $  5,056,028   $  5,315,302
               Capital gains                   8,845,849      4,548,294
                                            ------------   ------------
            Total Distributions             $ 13,901,877   $  9,863,596
                                            ============   ============

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Value Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--118.4%

EQUITIES--98.7%

Consumer Discretionary--12.4%
Aeropostale, Inc. (a)                                                                                      61,800   $     1,806,414
Asbury Automotive Group, Inc. (b)                                                                          90,700         1,868,420
Big 5 Sporting Goods Corp. (b)                                                                            258,894         5,902,783
CEC Entertainment, Inc. (a)                                                                                73,500         2,315,985
Charming Shoppes, Inc. (a)(b)                                                                             363,400         5,189,352
Courier Corp.                                                                                              79,030         2,935,174
Cox Radio, Inc., Class A Shares (a)                                                                       316,800         4,862,880
Entercom Communications Corp. (b)                                                                         168,500         4,246,200
Gentex Corporation (b)                                                                                    259,800         3,691,758
Hot Topic, Inc. (a)(b)                                                                                    232,900         2,594,506
Jos A Bank Clothiers, Inc. (a)(b)                                                                         169,200         5,069,232
Kenneth Cole Productions, Class A Shares (b)                                                              134,000         3,265,580
Keystone Automotive Industries, Inc. (a)                                                                  114,700         4,360,894
Lin TV Corp. (a)(b)                                                                                       388,410         3,021,830
Matthews International Corp., Class A (b)                                                                  81,100         2,985,291
New York & Company, Inc. (a)                                                                              180,900         2,366,172
Red Lion Hotels Corp. (a)                                                                                  93,900         1,010,364
Regis Corp. (b)                                                                                           208,800         7,485,480
Ruby Tuesday (b)                                                                                           88,446         2,493,293
Tenneco, Inc. (a)                                                                                         134,800         3,152,972
Zale Corp. (a)(b)                                                                                         164,100         4,552,134
                                                                                                                    ---------------
                                                                                                                         75,176,714
                                                                                                                    ---------------

Consumer Staples--6.9%
BJ'S Wholesale Club, Inc. (a)(b)                                                                          230,000         6,711,400
Casey's General Stores, Inc. (b)                                                                          238,500         5,311,395
J & J Snack Food Corp. (b)                                                                                 65,000         2,021,500
Lance, Inc. (b)                                                                                           115,300         2,538,906
Longs Drug Stores Corp.                                                                                   164,400         7,564,044
Ralcorp Holdings, Inc. (b)                                                                                229,400        11,063,962
Sanderson Farms, Inc. (b)                                                                                 173,600         5,617,696
The Boston Beer Co., Inc. (a)                                                                              36,400         1,195,740
                                                                                                                    ---------------
                                                                                                                         42,024,643
                                                                                                                    ---------------

Energy--5.2%
CARBO Ceramics, Inc. (b)                                                                                   63,800         2,298,714
Dril-Quip, Inc. (a)                                                                                        33,400         2,260,512
Foundation Coal Holdings, Inc. (b)                                                                        113,100         3,661,047
Global Industries, Ltd. (a)(b)                                                                            157,500         2,450,700
Oil States International, Inc. (a)(b)                                                                     157,300         4,325,750
Tetra Technologies (a)                                                                                    138,800         3,353,408
Universal Compression Holdings, Inc. (a)(b)                                                               155,500         8,311,475
Veritas DGC, Inc. (a)(b)                                                                                   77,200         5,081,304
                                                                                                                    ---------------
                                                                                                                         31,742,910
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financials--22.4%
Alabama National Bancorp/Del (b)                                                                           51,800   $     3,535,350
American Financial Realty Trust REIT (b)                                                                  314,900         3,514,284
Annaly Capital Management, Inc.                                                                           470,200         6,178,428
Aspen Insurance Holdings Ltd                                                                              205,100         5,297,733
Assured Guaranty Ltd                                                                                      198,700         5,152,291
BankAtlantic Bancorp, Inc.                                                                                570,200         8,108,244
Capital Trust, Inc., Class A REIT (b)                                                                      93,400         3,804,182
CBRE Realty Finance, Inc. (a)                                                                             108,760         1,658,590
Citizens Banking Corp. (b)                                                                                146,800         3,854,968
Cowen Group, Inc. (a)                                                                                      49,800           787,338
Crystal River Capital, Inc. (b)                                                                            80,600         1,844,128
Education Realty Trust, Inc. REIT (b)                                                                     311,246         4,593,991
Financial Federal Corp. (b)                                                                               206,950         5,546,260
First Potomac Realty Trust REIT (b)                                                                       121,900         3,683,818
First Republic Bank (b)                                                                                   110,400         4,698,624
Firstmerit Corp. (b)                                                                                      196,200         4,545,954
Flushing Financial Corp. (b)                                                                              135,900         2,378,250
Horace Mann Educators Corp.                                                                               164,600         3,165,258
Innkeepers USA Trust REIT (b)                                                                             253,900         4,136,031
Jones Lang Lasalle (b)                                                                                     64,200         5,487,816
KMG America Corp. (a)                                                                                      94,196           692,341
Lasalle Hotel Properties (b)                                                                               99,100         4,294,994
Lexington Corporate Properties Trust REIT (b)                                                             189,400         4,011,492
Mission West Properties REIT                                                                              208,000         2,373,280
Pacific Capital BanCorp                                                                                    44,900         1,210,953
Piper Jaffray Companies, Inc. (a)                                                                         116,400         7,056,168
Provident Bankshares Corp.                                                                                 81,800         3,030,690
Provident Financial Services, Inc. (b)                                                                    112,700         2,086,077
Redwood Trust, Inc. REIT (b)                                                                              105,400         5,308,998
Security Capital Assurance Ltd. (a)                                                                       128,980         3,089,071
South Financial Group, Inc.                                                                               165,600         4,310,568
Sterling Bancshares, Inc. (b)                                                                             186,000         3,766,500
Sterling Financial Corp.                                                                                   98,200         3,184,626
Strategic Hotels and Resorts, Inc.                                                                        159,300         3,166,884
Triad Guaranty, Inc. (a)(b)                                                                               129,400         6,621,398
                                                                                                                    ---------------
                                                                                                                        136,175,578
                                                                                                                    ---------------

Health Care--8.0%
Amedisys, Inc. (a)(b)                                                                                     121,200         4,808,004
K-V Pharmaceutical Co., Class A (a)(b)                                                                    122,564         2,904,767
Lifepoint Hospitals, Inc. (a)(b)                                                                          123,900         4,376,148
Magellan Health Services, Inc. (a)(b)                                                                     127,700         5,440,020
Medical Action Industries, Inc. (a)(b)                                                                     89,900         2,417,411
Option Care, Inc. (b)                                                                                     650,700         8,712,873
Pediatrix Medical Group, Inc. (a)                                                                         107,500         4,902,000

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Health Care (continued)
Phase Forward, Inc. (a)(b)                                                                                406,800   $     4,857,192
Providence Service Corp. (a)(b)                                                                           102,100         2,816,939
RehabCare Group, Inc. (a)                                                                                 122,800         1,608,680
Res-Care, Inc. (a)                                                                                        278,500         5,595,065
                                                                                                                    ---------------
                                                                                                                         48,439,099
                                                                                                                    ---------------

Industrials--19.3%
Adesa, Inc.                                                                                               197,800         4,571,158
AGCO Corp. (a)(b)                                                                                         314,200         7,964,970
Bowne & Co., Inc.                                                                                         270,000         3,855,600
Casella Waste Systems, Inc. (a)(b)                                                                        210,900         2,180,706
Central Parking Corp. (b)                                                                                 253,600         4,184,400
Clean Harbors, Inc. (a)(b)                                                                                156,600         6,819,930
Comfort Systems USA, Inc. (b)                                                                             112,100         1,284,666
Corrections Corp. of America (a)                                                                           86,750         3,751,938
Electro Rent Corporation (b)                                                                               89,600         1,524,096
Enersys (a)(b)                                                                                             83,200         1,334,528
Esterline Technologies Corp. (a)                                                                          221,300         7,471,088
Granite Construction, Inc. (b)                                                                             72,400         3,862,540
GSI Group, Inc. (a)                                                                                       191,633         1,791,769
II-VI, Inc. (a)                                                                                           159,805         3,982,341
Infrasource services, Inc. (a)(b)                                                                         210,900         3,701,295
Insituform Technologies, Inc. (a)                                                                         104,421         2,535,342
Labor Ready (a)                                                                                           220,700         3,515,751
Laidlaw International, Inc. (b)                                                                           165,700         4,528,581
LECG Corp. (a)(b)                                                                                         309,100         5,798,716
McGrath Rentcorp. (b)                                                                                     157,900         4,042,240
Pike Electric Corp. (a)                                                                                   221,600         3,301,840
School Specialty, Inc. (a)(b)                                                                             152,400         5,378,196
Shaw Group, Inc. (a)                                                                                      331,200         7,829,568
The Brink's Co. (b)                                                                                        69,400         3,682,364
Toro Co. (b)                                                                                              138,500         5,840,545
United Rentals, Inc. (a)(b)                                                                               191,500         4,452,375
United Stationers, Inc.                                                                                    78,000         3,627,780
Waste Connections, Inc. (a)(b)                                                                            114,400         4,336,904
                                                                                                                    ---------------
                                                                                                                        117,151,227
                                                                                                                    ---------------

Information Technology--16.5%
Actel Corp. (a)(b)                                                                                        192,100         2,987,155
Avid Technology, Inc. (a)(b)                                                                              117,400         4,275,708
Brocade Communications Systems, Inc. (a)(b)                                                               464,500         3,279,370
Cirrus Logic, Inc. (a)(b)                                                                                 342,400         2,496,096
Comtech Telecommunications Corp. (a)(b)                                                                   183,800         6,153,624
CSG Systems International , Inc. (a)(b)                                                                   203,000         5,365,290
Electronics for Imaging, Inc. (a)                                                                         189,700         4,340,336

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Information Technology (continued)
Emulex Corp. (a)                                                                                          289,000   $     5,251,130
Epicor Software Corp. (a)                                                                                 238,600         3,128,046
EPIQ Systems, Inc. (a)(b)                                                                                 161,500         2,375,665
FEI Co. (a)                                                                                               232,500         4,908,075
Foundry Networks, Inc. (a)(b)                                                                             421,000         5,536,150
Hutchinson Technology, Inc. (a)(b)                                                                        125,700         2,643,471
Micrel, Inc. (a)                                                                                          262,300         2,515,457
MKS Instruments, Inc. (a)                                                                                  64,221         1,304,329
Net Gear, Inc. (a)(b)                                                                                     241,700         4,976,603
NIC, Inc. (a)                                                                                             516,000         2,657,400
Palm, Inc. (a)(b)                                                                                          80,500         1,172,080
Perot Systems Corp., Class A (a)(b)                                                                       400,900         5,528,411
Powerwave Technologies, Inc. (a)                                                                          180,452         1,371,435
Progress Software Corp. (a)                                                                               141,600         3,681,600
SI International, Inc. (a)(b)                                                                             158,200         5,059,236
Sybase, Inc. (a)(b)                                                                                       197,000         4,775,280
Symmetricom, Inc. (a)(b)                                                                                  330,000         2,663,100
Tekelec (a)(b)                                                                                            227,900         2,953,584
Tibco Software, Inc. (a)                                                                                  383,700         3,445,626
WebEx Communications, Inc. (a)(b)                                                                         142,200         5,548,644
                                                                                                                    ---------------
                                                                                                                        100,392,901
                                                                                                                    ---------------

Materials--5.5%
AMCOL International Corp. (b)                                                                             111,900         2,787,429
Compass Minerals International, Inc. (b)                                                                  118,300         3,349,073
FMC Corp.                                                                                                  79,500         5,093,565
Glatfelter (b)                                                                                            224,900         3,047,395
Metal Management, Inc. (b)                                                                                175,000         4,872,000
Neenah Paper, Inc.                                                                                        118,000         4,039,140
RTI International Metals, Inc. (a)(b)                                                                     108,700         4,737,146
Schweitzer-Mauduit International, Inc.                                                                    121,700         2,309,866
Wausau Paper Corp. (b)                                                                                    217,000         2,929,500
                                                                                                                    ---------------
                                                                                                                         33,165,114
                                                                                                                    ---------------

Telecommunication Services--0.8%
Cincinnati Bell, Inc. (a)                                                                               1,038,000         5,003,160
                                                                                                                    ---------------

Utilities--1.7%
El Paso Electric Co. (a)(b)                                                                               194,400         4,342,896
PNM Resources, Inc. (b)                                                                                   216,200         5,960,632
                                                                                                                    ---------------
                                                                                                                         10,303,528
                                                                                                                    ---------------
Total Equities (Cost $564,073,040)                                                                                      599,574,874
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                         Par             Value
Security                                                                       Rate     Maturity        Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--0.1%

U.S. Government--0.1%
U.S. Treasury Bill (c)(d) (Cost $767,242)                                      4.80%   12/14/2006   $     775,000   $       767,242
                                                                                                                    ---------------

INVESTMENT OF CASH COLLATERAL--19.6%                                                                    Shares
                                                                                                    -------------
BlackRock Cash Strategies L.L.C. (e) (Cost $119,213,787)                       5.35%                  119,213,787       119,213,787
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $684,054,069)                                                                      719,555,903
                                                                                                                    ---------------

AFFILIATED INVESTMENTS--2.5%
Dreyfus Institutional Preferred
   Plus Money Market Fund (e)(f) (Cost $14,960,206)                            5.32%                   14,960,206        14,960,206
                                                                                                                    ---------------

TOTAL INVESTMENTS--120.9% (Cost $699,014,275)                                                                           734,516,109

LIABILITIES IN EXCESS OF OTHER ASSETS--(20.9)%                                                                         (126,803,093)
                                                                                                                    ---------------

NET ASSETS--100%                                                                                                    $   607,713,016
                                                                                                                    ===============

Notes to Schedule of Investments:

REIT--Real Estate Investment Trust

(a)   Non-income producing security

(b)   Security, or a portion of thereof, was on loan at September 30, 2006.

(c)   Rate noted is yield to maturity.

(d)   Denotes all or part of security pledged as collateral.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

At September 30, 2006, the Portfolio held the following futures contracts:

                                                                                 Underlying Face    Unrealized
Contract                                        Position     Expiration Date     Amount at Value       Gain
---------------------------------------------------------------------------------------------------------------
Russell 2000 Index (14 Contracts)                 Long         12/14/2006          $ 5,003,250      $  121,387
                                                                                                    ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (Note 1A) (including securities on loan, valued at
      $112,922,624 (Note 6))
   Unaffiliated issuers, at value (cost $684,054,069)                                                      $ 719,555,903
   Affiliated issuers, at value (Note 1F) (cost $14,960,206)                                                  14,960,206
   Receivable for investments sold                                                                             4,325,669
   Interest and dividends receivable                                                                             708,135
   Prepaid expenses                                                                                                5,390
                                                                                                           -------------
      Total assets                                                                                           739,555,303
Liabilities
   Collateral for securities on loan (Note 6)                                             $ 119,213,787
   Payable for investments purchased                                                         12,550,747
   Payable for variation margin on open futures contracts (Note 5)                               37,100
   Accrued professional fees                                                                     18,322
   Accrued accounting, administration and custody fees (Note 2)                                  16,243
   Accrued trustees' fees and expenses (Note 2)                                                   5,863
   Other accrued expenses and liabilities                                                           225
                                                                                          -------------
      Total liabilities                                                                                      131,842,287
                                                                                                           -------------
Net Assets (applicable to investors' beneficial interest)                                                  $ 607,713,016
                                                                                                           =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net of foreign withholding taxes of $830)                                              $   3,908,703
   Dividend income from affiliated Investments (Note 1F)                                                       1,034,862
   Interest income                                                                                                28,051
   Security lending income (Note 6)                                                                               84,077
                                                                                                           -------------
      Total investment Income                                                                                  5,055,693

Expenses
   Investment advisory fee (Note 2)                                                       $   2,997,416
   Accounting, administration and custody fees (Note 2)                                         163,579
   Professional fees                                                                             33,031
   Trustees' fees and expenses (Note 2)                                                          33,705
   Insurance expense                                                                             13,850
   Miscellaneous expenses                                                                         5,074
                                                                                          -------------
      Total expenses                                                                                           3,246,655
                                                                                                           -------------
         Net investment income                                                                                 1,809,038
                                                                                                           -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
   Investments                                                                               20,726,220
   Financial futures transactions                                                               715,316
                                                                                          -------------
      Net realized gain (loss)                                                                                21,441,536
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                            15,709,451
      Financial futures contracts                                                                92,556
                                                                                          -------------
         Change in net unrealized appreciation (depreciation)                                                 15,802,007
                                                                                                           -------------
            Net realized and unrealized gain (loss)                                                           37,243,543
                                                                                                           -------------
Net Increase in Net Assets from Operations                                                                 $  39,052,581
                                                                                                           =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   For the               For the
                                                                                 Year Ended             Year Ended
                                                                             September 30, 2006     September 30, 2005
                                                                             ------------------     ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                $    1,809,038         $     226,171
   Net realized gain (loss)                                                        21,441,536            14,244,903
   Change in net unrealized appreciation (depreciation)                            15,802,007             8,955,116
                                                                               --------------         -------------
   Net increase (decrease) in net assets from operations                           39,052,581            23,426,190
                                                                               --------------         -------------
Capital Transactions
   Contributions                                                                  427,309,889           158,240,730
   Withdrawals                                                                    (78,684,651)          (27,943,665)
                                                                               --------------         -------------
   Net increase (decrease) in net assets from capital transactions                348,625,238           130,297,065
                                                                               --------------         -------------
Total Increase (Decrease) in Net Assets                                           387,677,819           153,723,255

Net Assets
   At beginning of year                                                           220,035,197            66,311,942
                                                                               --------------         -------------
   At end of year                                                              $  607,713,016         $ 220,035,197
                                                                               ==============         =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                                             January 28, 2003
                                                                          Year Ended September 30,            (commencement
                                                                   -------------------------------------    of operations) to
                                                                      2006          2005          2004      September 30, 2003
                                                                   ----------    ----------    ---------    ------------------
Total Return (a)                                                        12.50%        21.45%       30.07%         29.85%(b)
Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                               0.86%         0.94%        1.03%          1.10%(c)
   Net Investment Income (to average daily net assets)*                  0.48%         0.19%       (0.10)%        (0.07)%(c)
   Portfolio Turnover                                                      60%           70%         123%           102%(b)
   Net Assets, End of Year (000's omitted)                         $  607,713    $  220,035    $  66,312       $ 45,373

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

      Ratios (to average daily net assets):
      Expenses                                                            N/A           N/A          N/A           1.10%(c)
      Net investment income                                               N/A           N/A          N/A          (0.07)%(c)

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

(b)   Not annualized.

(c)   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Portfolio (the "Portfolio"), is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies.

      At September 30, 2006, there were two funds, The Boston Company Small Cap Value Fund and Dreyfus Premier Small Cap Equity Fund invested in the Portfolio (the "Funds"). The value of the Funds' investment in the Portfolio reflects the Funds' proportionate interests in the net assets of the Portfolio. At September 30, 2006, The Boston Company Small Cap Value Fund and the Dreyfus Premier Small Cap Equity Fund held 89% and 11% interests in the Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Income taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

      D. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      F. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory and Other Transactions With Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $163,579 for the year ended September 30, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $36,639 for the year ended September 30, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                      Purchases       Sales
                                                    -------------  -------------
      Investments (non-U.S. Government Securities)  $ 572,139,893  $ 218,335,949
                                                    =============  =============

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

          Cost for federal income tax purposes           $  700,836,275
                                                         ==============
          Gross Unrealized appreciation                  $   47,401,672
          Gross Unrealized depreciation                     (12,216,650)
                                                         --------------
          Net unrealized appreciation (depreciation)     $   35,185,022
                                                         ==============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio held open financial futures contracts. See Schedule of Investments for further details.

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Portfolio loaned securities during the year ended September 30, 2006 and earned interest on the invested collateral of $1,699,163 of which $1,615,086 was rebated to borrowers or paid in fees. At September 30, 2006, the Portfolio had securities valued at $112,922,624 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $2,541.

      During the year ended September 30, 2006, the Fund did not borrow from the line of credit.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of The Boston Company Small Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Value Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from January 28, 2003 (commencement of operations) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                       Trustee
                                                               Principal             Portfolios in      Other        Remuneration
Name                          Position(s)  Term of Office    Occupation(s)            Fund Complex  Directorships   (period ended
Address, and                     Held       and Length of     During Past             Overseen by      Held by      September 30,
Date of Birth                 with Trust     Time Served        5 Years                 Trustee        Trustee          2006)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming               Trustee    Trustee since   Chairman Emeritus,              32            None         Fund: $500
c/o Decision Resources, Inc.               11/3/1986       Decision Resources, Inc.                                Portfolio: $4,451
260 Charles Street                                         ("DRI") (biotechnology
Waltham, MA 02453                                          research and consulting
9/30/40                                                    firm); formerly Chairman
                                                           of the Board and Chief
                                                           Executive Officer, DRI

Caleb Loring III                Trustee    Trustee since   Trustee, Essex Street           32            None         Fund: $500
c/o Essex Street Associates                11/3/1986       Associates (family                                      Portfolio: $4,858
P.O. Box 5600                                              investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman            Trustee    Trustee since   William Joseph Maier,           32            None         Fund: $500
c/o Harvard University                     9/13/1989       Professor of Political                                  Portfolio: $4,451
Littauer Center 127                                        Economy, Harvard
Cambridge, MA 02138                                        University
8/5/44

John H. Hewitt                  Trustee    Trustee since   Trustee, Mertens                32            None         Fund: $500
P.O. Box 2333                              11/3/1986       House, Inc. (hospice)                                   Portfolio: $4,451
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard             Trustee,   Since 2003      President and Chief             32            None             $0
The Boston Company             President                   Operating Officer of
Asset Management, LLC          and Chief                   The Boston Company
One Boston Place               Executive                   Asset Management, LLC;
Boston, MA 02108                Officer                    formerly Senior Vice
7/24/65                                                    President and Chief
                                                           Operating Officer,
                                                           Mellon Asset Management
                                                           ("MAM") and Vice
                                                           President and Chief
                                                           Financial Officer, MAM

Principal Officers who are Not Trustees

Name                                          Term of Office
Address, and                 Position(s)       and Length of                Principal Occupation(s)
Date of Birth              Held with Trust      Time Served                   During Past 5 Years
-------------------------------------------------------------------------------------------------------------------
Barbara A. McCann          Vice President     Since 2003        Senior Vice President and Head of Operations,
Mellon Asset Management     and Secretary                       Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson         Vice President     Vice President    Vice President and Mutual Funds Controller,
Mellon Asset Management     and Treasurer     since 1999;       Mellon Asset Management; formerly Assistant Vice
One Boston Place                              Treasurer         President and Mutual Funds Controller, Standish
Boston, MA 02108                              since 2002        Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland         Assistant Vice     Since 1996        Vice President and Manager, Mutual Funds
Mellon Asset Management       President                         Operations, Mellon Asset Management; formerly Vice
One Boston Place                                                President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                Standish Mellon Asset Management Company, LLC
8/19/51

Cara E. Hultgren           Assistant Vice     Since 2001        Assistant Vice President and Manager of Compliance,
Mellon Asset Management       President                         Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                                of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                Representative, Standish Mellon Asset Management
1/19/71                                                         Company, LLC

Mary T. Lomasney                Chief         Since 2005        First Vice President, Mellon Asset Management and
Mellon Asset Management      Compliance                         Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place               Officer                          L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                          President, State Street Research & Management
                                                                Company ("SSRM"), and Vice President, SSRM

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

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

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

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6944AR0906

Item 2.  Code of Ethics.

         The Registrant has adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended September 30, 2006, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under item 12(a)(1).

Item 3.  Audit Committee Financial Expert.

         (a) AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant's principal accountant, PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2006 and 2005 were $321,524 and $183,941, respectively.
         (b) AUDIT-RELATED FEES: The aggregate fees billed for the fiscal years ended September 30, 2006 and 2005 for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $61,000 and $57,000, respectively. The nature of the services comprising the fees disclosed under this Item for both years consist of the examination of securities and similar investments of the Registrant's investment series pursuant to the requirements of Rule 17f-2 under the Investment Company Act of 1940.
         (c) TAX FEES: The aggregate fees billed for the fiscal years ended September 30, 2005 and 2006 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $119,085 and $45,840, respectively.
         (d) ALL OTHER FEES: Other than the services reported in paragraphs (a) through (c) of this Item, PricewaterhouseCoopers LLP billed no other fees for products or services provided for the fiscal years ended September 30, 2006 and 2005.
         (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
         (e) (2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.
         (f)  Not applicable.
         (g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended September 30, 2006 and 2005 were $0 and $0, respectively. The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's transfer agent by PricewaterhouseCoopers LLP for the fiscal years ended September 30, 2006 and 2005 were $105,570 and $75,000, respectively.
              Services provided in both years included a review of the transfer agency function and to issue a report under Rule 17Ad-13(a)(3) of the Securities and Exchange Act of 1934.
         (h) The Registrant's Audit Committee of the Board of Trustees had pre-approved all of the non-audit services that were rendered to the Registrant's investment advisers and any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Registrant, and no such non-audit services were not pre-approved.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable to the Registrant.

Item 6.  Schedule of Investments

         Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

         There have been no material changes.

Item 11. Controls and Procedures.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Mellon Institutional Funds Investment Trust

By (Signature and Title):  /s/ BARBARA A. MCCANN
                           -----------------------------------------------------
                           Barbara A. McCann, Vice President and Secretary

                           Date:  December 8, 2006



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):  /s/ PATRICK J. SHEPPARD
                           -----------------------------------------------------
                           Patrick J. Sheppard, President and \
                           Chief Executive Officer

                           Date:  December 8, 2006



By (Signature and Title):  /s/ STEVEN M. ANDERSON
                           -----------------------------------------------------
                           Steven M. Anderson, Vice President and Treasurer

                           Date:  December 8, 2006